SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 73

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 75

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on April 1, 2013 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 73 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 75 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N	Class Z	Class I
MassMutual Select PIMCO Total Return Fund	MSPSX	MSPHX	MSPLX	MSPGX	MSPNX	MSPZX
MassMutual Select Strategic Bond Fund	MBSSX	MBSYX	MSBLX	MSBAX	MSBNX
MassMutual Select BlackRock Global Allocation Fund	MGSSX	MGSYX	MGSLX	MGJAX
MassMutual Select Diversified Value Fund	MDVSX	MDVYX	MDDLX	MDDAX	MDVNX
MassMutual Select Fundamental Value Fund	MVUSX	MFUYX	MFULX	MFUAX	MFUNX	MFUZX
MassMutual Select Large Cap Value Fund	MLVSX	MMLYX	MLVLX	MMLAX	MLVNX
MM S&P 500® Index Fund	MMIEX	MIEYX	MMILX	MIEAX	MMINX	MMIZX	MIEZX
MassMutual Select Focused Value Fund	MFVSX	MMFYX	MMFVX	MFVAX	MFVNX	MFVZX
MassMutual Select Fundamental Growth Fund	MOTCX	MOTYX	MOTLX	MOTAX	MOTNX
MassMutual Select Blue Chip Growth Fund	MBCSX	MBCYX	MBCLX	MBCGX	MBCNX
MassMutual Select Growth Opportunities Fund	MGRSX	MAGYX	MAGLX	MMAAX	MMANX	MMAZX
MassMutual Select Mid-Cap Value Fund	MLUSX	MLUYX	MLULX	MLUAX	MLUNX	MLUZX
MassMutual Select Small Cap Value Equity Fund	MMQSX	MMQYX	MMQLX	MMQAX	MMQNX
MassMutual Select Small Company Value Fund	MSVSX	MMVYX	MMYLX	MMYAX	MSVNX	MSVZX
MM S&P® Mid Cap Index Fund	MDKSX	MDKYX	MDKLX	MDKAX		MDKZX	MDKIX
MM Russell 2000® Small Cap Index Fund	MCJSX	MCJYX	MCJLX	MCJAX		MCJZX	MCJIX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX	MEFYX	MMELX	MEFAX	MEFNX	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGSX	MSCYX	MSGLX	MMGEX	MSGNX	MSGZX
MassMutual Select Small Company Growth Fund	MSCSX	MMCYX	MMCLX	MRWAX	MMCNX
MassMutual Select Diversified International Fund	MMZSX	MMZYX	MMZLX	MMZAX
MM MSCI EAFE® International Index Fund	MKRSX	MKRYX	MKRLX	MKRAX		MKRZX	MKRIX
MassMutual Select Overseas Fund	MOSSX	MOSYX	MOSLX	MOSAX	MOSNX	MOSZX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 1, 2013

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MassMutual Select PIMCO Total Return Fund

INVESTMENT OBJECTIVE

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.35%	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.06%	.21%	.33%	.41%	.26%	.26%
Total Annual Fund Operating Expenses	.41%	.56%	.68%	.76%	.86%	1.11%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$42	$132	$230	$518
Class S	$57	$179	$313	$701
Class Y	$69	$218	$379	$847
Class L	$78	$243	$422	$942
Class A	$559	$736	$929	$1,485
Class N	$213	$353	$612	$1,352

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 501% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. (For purposes of this 65% requirement, the Fund may include among its investments exposures created under derivatives transactions.) Fixed income securities include the following bonds, debt

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securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities: securities issued or guaranteed by the U.S. government, its agencies, or government-sponsored enterprises; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including structured products and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers’ acceptances; repurchase agreements on fixed income securities and reverse repurchase agreements on fixed income securities; debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities of these entities, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar- denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 15% of its total assets in emerging markets.

The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-

counter options for hedging purposes. Use of derivatives by the Fund may create investment leverage. The Fund may invest up to 10% of its total assets in preferred stocks and convertible securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may sell securities short for hedging or investment purposes.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s, BBB or higher by Standard & Poor’s or Fitch, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 10% of its total assets in below investment grade securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), considers that doing so would be consistent with the Fund’s investment objective.

The Fund may invest in domestic and foreign issuer loans, which are business loans that generally are arranged through private negotiations between a borrower and several financial institutions, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Fund’s average portfolio duration is normally expected to be within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by PIMCO, which as of January 31, 2013 was 4.77 years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to

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maturity of a bond utilizing the present value of all future cash flows.

PIMCO employs an investment approach that attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed, and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates, and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate, or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets, and other factors. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

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Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage-and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class Z shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class Z Shares

Highest Quarter:	3Q ’12,	3.36%	Lowest Quarter:	3Q ’11,	-	2.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (07/06/10)
Class Z	Return Before Taxes	9.74%	6.11%

	Return After Taxes on Distributions	8.39%	4.87%

	Return After Taxes on Distributions and Sale of Fund Shares	6.38%	4.84%

Class S	Return Before Taxes	9.62%	5.94%
Class Y	Return Before Taxes	9.43%	5.84%
Class L	Return Before Taxes	9.35%	5.71%
Class A	Return Before Taxes	4.06%	3.62%
Class N	Return Before Taxes	8.02%	5.39%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.32%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager: William H. Gross is a Managing Director, Co-Chief Investment Officer, and a founding partner at PIMCO. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Strategic Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.55%	.55%	.55%	.55%	.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses	.68%	.73%	.88%	1.13%	1.43%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$69	$218	$379	$847
Class Y	$75	$233	$406	$906
Class L	$90	$281	$488	$1,084
Class A	$585	$817	$1,068	$1,784
Class N	$246	$452	$782	$1,713

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$146	$452	$782	$1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 417% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives,

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including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Western Asset Management Company (“Western Asset”), considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

The Fund’s effective duration is normally expected to be between three and seven years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.

Western Asset employs an opportunistic approach that seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management, seeking to exceed returns of the Fund’s benchmark, while approximating benchmark risk. When making investment decisions, Western Asset focuses on sector allocation, issue selection, duration weighting, and term structure, among other considerations. Western Asset generally will buy and sell securities for the Fund based on fundamental analysis and its opinion of value in each sector with the intent to minimize exposure to sectors that Western Asset believes are fully valued or overvalued and to allocate capital to sectors that Western Asset believes are undervalued. In seeking to meet its objective, the Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: Western Asset’s outlook for fundamental economic activity, its review of historical yield spreads for corporate debt versus Treasuries, and its evaluation of changes in credit quality and its impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Management Company Limited (“Western Asset Limited”), an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors Western Asset Limited believes relevant.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

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Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can

–  12  –

be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	8.87%	Lowest Quarter:	3Q ’08,	-	6.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	7.86%	6.77%	5.50%

	Return After Taxes on Distributions	6.63%	4.66%	3.76%

	Return After Taxes on Distributions and Sale of Fund Shares	5.11%	4.52%	3.67%

Class Y	Return Before Taxes	7.79%	6.70%	5.45%
Class L	Return Before Taxes	7.57%	6.55%	5.34%
Class A	Return Before Taxes	2.17%	5.26%	4.44%
Class N	Return Before Taxes	6.00%	5.95%	4.74%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.45%

–  13  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Western Asset Management Company

Western Asset Management Company Limited

Portfolio Managers:

Stephen A. Walsh is the Co-Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Carl L. Eichstaedt is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Michael C. Buchanan is the Head of Credit and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Keith J. Gardner is the Head of Developing Markets and a Portfolio Manager at Western Asset

and Western Asset Limited. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select BlackRock Global Allocation Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees (Fund and Select Cayman Fund)	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.20%	.30%	.45%	.45%
Other Expenses of the Select Cayman Fund	.03%	.03%	.03%	.03%
Remainder of Other Expenses	.17%	.27%	.42%	.42%
Total Annual Fund Operating Expenses	1.00%	1.10%	1.25%	1.50%
Expense Reimbursement	(.14%)	(.14%)	(.14%)	(.14%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.86%	.96%	1.11%	1.36%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .86%, .96%, 1.11%, and 1.36% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense
Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$304	$539	$1,212
Class Y	$98	$336	$593	$1,328
Class L	$113	$383	$673	$1,499
Class A	$706	$1,009	$1,334	$2,251

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or floating rate of interest,

–  16  –

and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, and loan participations. Debt securities in which the Fund invests will primarily be investment grade, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality. The Fund may invest up to 35% of its total assets in below investment grade debt securities (“junk” or “high yield” bonds), corporate loans, and distressed securities. In the event that a security is downgraded after its purchase by BlackRock, BlackRock may continue to hold the security if BlackRock considers that doing so would be consistent with the Fund’s investment objective. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and

countries, including the U.S. (but in no less than three different countries).

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds, or convertible bonds issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Fund may sell securities short for hedging or investment purposes. The Fund will not make a short sale, other than a short sale “against the box,” if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of its total assets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including precious metals, agriculture, energy, livestock, or industrial metals. The Fund may obtain such exposure through, among other things, investments in issuers in commodities-related industries or in other investment vehicles that invest directly in commodities, commodities-related companies, or commodities-related investments, such as exchange-traded funds. The Fund may, but will not necessarily, invest in commodity-linked derivative instruments, including futures contracts, options, and swaps. In order to earn qualifying income under applicable tax rules from commodities and certain commodities-related investments, the Fund may invest up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”), which was formed in the Cayman Islands and is a wholly-owned subsidiary of the Fund.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund

–  17  –

holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

–  18  –

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Select Cayman Fund Risk The Fund’s investments in the Select Cayman Fund expose the Fund to the risks associated with that entity’s investments, which are generally the risks of commodities-related investments. The Select Cayman Fund is not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in increased expense or the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance (Financial Times Stock Exchange (FTSE) World Index) and additional indexes, including

–  19  –

an index that provides a comparison relevant to the Fund’s fixed income investments and a hypothetical custom index which comprises the S&P 500, FTSE World (ex-U.S.), BofA Merrill Lynch Current 5-Year U.S. Treasury, and Citigroup Non-USD World Government Bond Indexes. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’10,	8.99%	Lowest Quarter:	3Q ’11,	-	11.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (12/01/09)
Class S	Return Before Taxes	10.13%	4.67%

	Return After Taxes on Distributions	9.76%	4.22%

	Return After Taxes on Distributions and Sale of Fund Shares	6.94%	3.88%

		One Year	Since Inception (12/01/09)
Class Y	Return Before Taxes	10.10%	4.60%
Class L	Return Before Taxes	9.86%	4.53%
Class A	Return Before Taxes	3.27%	2.17%
Financial Times Stock Exchange (FTSE) World Index (reflects no deduction for fees, expenses, or taxes)		16.96%	7.73%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses, or taxes)		1.65%	2.52%
Custom Global Allocation Index (reflects no deduction for fees, expenses, or taxes)		10.81%	7.09%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: BlackRock Investment Management, LLC

Portfolio Managers:

Dennis W. Stattman, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception.

Dan Chamby, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception.

Romualdo Roldan, PhD is a Managing Director at BlackRock. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder

–  20  –

services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  21  –

MassMutual Select Diversified Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.30%	.34%	.40%
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(1)	.60%	.70%	.81%	1.10%	1.41%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$192	$335	$750
Class Y	$72	$224	$390	$871
Class L	$83	$259	$450	$1,002
Class A	$681	$905	$1,146	$1,838
Class N	$244	$446	$771	$1,691

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary

–  22  –

Receipts (“ADRs”), including emerging market securities. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may invest in real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global Investment Management, LLC’s (“Brandywine Global”) strategy employs a disciplined combination of quantitative and fundamental management as well as a stock elimination process. From a quantitatively derived universe of attractive large cap stocks with low valuations, Brandywine Global applies a fundamental investment approach which seeks to identify the stocks least likely to outperform and eliminates them from the portfolio. Brandywine Global’s investment process attempts to enhance its returns relative to a pure quantitative universe while still maintaining the consistent characteristics and diversification of that original universe. This diversification results in a relatively large number of holdings (typically greater than 150), which helps to reduce risk and control trading costs.

Brandywine Global utilizes a risk analysis and optimization system in conjunction with its portfolio management process and a common sense overview of sector and industry allocation to strive to maintain a portfolio that considers exposures and their risks in relation to the benchmark. While Brandywine Global does not attempt to match an index, it is aware of exposures relative to the Russell 1000® Value Index and makes efforts to manage the risk of exposures that differ from the benchmark while not impeding performance potential.

Brandywine Global generally deems eligible for sale any stock (i) which no longer maintains value characteristics including stocks whose Price-to-Earnings (P/E) or Price-to-Book (P/B) ratios are deemed expensive relative to the market, (ii) whose capitalization falls materially below the smallest stock Brandywine Global would purchase for the portfolio, or (iii) which exhibits any combination of the following characteristics: adverse stock price momentum, adverse share issuance, or deteriorating fundamentals. Brandywine Global may also make a sale based on a holding’s potential impact on the entire portfolio in an effort to lessen the potential risk from differences from the benchmark. In addition, situations may arise, such as tender offers or favorable prices, where Brandywine Global may sell a stock that does not meet these requirements.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Loomis Sayles’ investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery. Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles’ estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the portfolio’s holdings among various sectors of the economy.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can

–  23  –

be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	18.89%	Lowest Quarter:	4Q ’08,	-	21.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (10/15/04)
Class S	Return Before Taxes	17.79%	-0.88%	3.60%

	Return After Taxes on Distributions	17.39%	-1.26%	3.09%

	Return After Taxes on Distributions and Sale of Fund Shares	12.10%	-0.83%	3.06%

Class Y	Return Before Taxes	17.74%	-0.97%	3.50%
Class L	Return Before Taxes	17.53%	-1.08%	3.39%
Class A	Return Before Taxes	10.49%	-2.54%	2.34%
Class N	Return Before Taxes	15.88%	-1.70%	2.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		17.51%	0.59%	4.99%

–  24  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Brandywine Global Investment Management, LLC

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Warren N. Koontz, Jr., CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

James L. Carroll, CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

Arthur Barry, CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  25  –

MassMutual Select Fundamental Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.09%	.29%	.33%	.48%	.48%	.53%
Total Annual Fund Operating Expenses	.74%	.94%	.98%	1.13%	1.38%	1.68%
Fee Waiver	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.59%	.79%	.83%	.98%	1.23%	1.53%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$60	$221	$397	$904
Class S	$81	$285	$505	$1,141
Class Y	$85	$297	$527	$1,188
Class L	$100	$344	$608	$1,361
Class A	$693	$973	$1,273	$2,125
Class N	$256	$515	$899	$1,975

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$156	$515	$899	$1,975

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

–  26  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Wellington Management believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up investment approach based on fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Based on its assessment of various company-specific factors, such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value, Wellington Management seeks to identify what it considers to be overlooked or misunderstood companies with sound fundamentals. Wellington Management generally focuses on what it believes are securities of viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at estimated below-average price-to-earnings multiples. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. Wellington Management may sell existing holdings as they approach their price targets.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

–  27  –

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	17.18%	Lowest Quarter:	4Q ’08,	-	19.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

			One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes		16.75%	9.81%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)			17.51%	10.95%
		One Year	Five Years	Ten Years
Class S	Return Before Taxes	16.49%	1.23%	7.92%

	Return After Taxes on Distributions	15.95%	0.90%	7.26%

	Return After Taxes on Distributions and Sale of Fund Shares	11.36%	0.97%	6.88%

Class Y	Return Before Taxes	16.35%	1.19%	7.87%
Class L	Return Before Taxes	16.16%	1.04%	7.70%
Class A	Return Before Taxes	9.18%	-0.41%	6.81%
Class N	Return Before Taxes	14.55%	0.47%	7.12%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		17.51%	0.59%	7.38%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Wellington Management Company, LLP

Portfolio Manager: Karen H. Grimes, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. She has managed the Fund since March 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  28  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  29  –

MassMutual Select Large Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks both capital growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses	.77%	.86%	1.01%	1.26%	1.56%
Fee Waiver	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.75%	.84%	.99%	1.24%	1.54%

(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .02% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$77	$244	$426	$952
Class Y	$86	$272	$475	$1,059
Class L	$101	$320	$556	$1,234
Class A	$694	$950	$1,225	$2,008
Class N	$257	$491	$848	$1,855

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$491	$848	$1,855

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the Fund’s subadvisers, Columbia Management Investment Advisers, LLC (“Columbia Management”) and Huber Capital Management, LLC (“Huber Capital Management”), believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of

–  30  –

large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index (as of January 31, 2013, between $317 million and $427.69 billion). The Fund has the flexibility to invest in companies of any size and invest in non-equity securities. While most assets typically will be invested in equity securities of U.S. companies, the Fund may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund may use equity-linked notes, a type of derivative, for hedging purposes, to earn additional income, or as a substitute for direct investments. Use of equity-linked notes by the Fund may create investment leverage.

In pursuit of the Fund’s objectives, Columbia Management chooses investments by applying quantitative screens to determine yield potential. Columbia Management conducts fundamental research on, and seeks to purchase potentially attractive securities based on, its analysis of various factors, which may include current yield, dividend growth capability and history, balance sheet strength, earnings per share and free cash flow sustainability and dividend payout ratio, as well as other, statistical measures. Preference is generally given to higher dividend paying companies. Columbia Management typically uses the S&P 500® Index for dividend yield comparison purposes.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether there is deterioration in value of the business relative to market price, or a more attractive opportunity has been identified.

Huber Capital Management employs a value investing style, investing in stocks which, in Huber Capital Management’s opinion, trade at a significant discount to the present value of future cash flows. Huber Capital Management attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital Management identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis, and employment of Huber Capital Management’s proprietary valuation methodology.

Huber Capital Management’s decision to sell portfolio securities is based on valuation, risk, and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on the purchase disciplines.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities

–  31  –

of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	21.10%	Lowest Quarter:	4Q ’08,	-	25.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-

–  32  –

tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	11.22%	-0.91%	6.26%

	Return After Taxes on Distributions	5.84%	-2.10%	5.46%

	Return After Taxes on Distributions and Sale of Fund Shares	13.71%	-0.87%	5.45%

Class Y	Return Before Taxes	11.22%	-0.98%	6.16%
Class L	Return Before Taxes	10.93%	-1.15%	5.99%
Class A	Return Before Taxes	4.40%	-2.55%	5.11%
Class N	Return Before Taxes	9.55%	-1.69%	5.42%
Russell 1000 Value Index(1) (reflects no deduction for fees, expenses, or taxes)		17.51%	0.59%	7.38%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%

(1)	Going forward, the Fund’s performance benchmark index will be the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s current investment strategy.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Columbia Management Investment Advisers, LLC

Huber Capital Management, LLC

Portfolio Managers:

Steve Schroll, CFA is a Portfolio Manager at Columbia Management. He has managed the Fund since September 2012.

Paul Stocking, CFA is a Portfolio Manager at Columbia Management. He has managed the Fund since September 2012.

Joseph Huber is the Chief Executive Officer, the Chief Investment Officer, and a Portfolio Manager at Huber Capital Management. He has managed the Fund since September 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  33  –

MM S&P 500® Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	.25%	.50%
Other Expenses	.08%	.16%	.37%	.40%	.55%	.55%	.60%
Total Annual Fund Operating Expenses	.18%	.26%	.47%	.50%	.65%	.90%	1.20%
Fee Waiver	(.10%)	(.05%)	(.05%)	(.05%)	(.15%)	(.25%)	(.25%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.08%	.21%	.42%	.45%	.50%	.65%	.95%
(1)	The expenses in the above table reflect a written agreement by MassMutual to (i) waive .05% of the management fees of the Fund and (ii) waive .05% of the administrative and shareholder services fee for Class Z of the Fund, .10% of the administrative and shareholder services fee for Class L of the Fund, and .20% of the administrative and shareholder services fee for Class A and Class N of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$8	$48	$91	$220
Class I	$22	$79	$141	$326
Class S	$43	$146	$258	$587
Class Y	$46	$155	$275	$623
Class L	$51	$193	$347	$796
Class A	$638	$822	$1,022	$1,597
Class N	$197	$356	$636	$1,432

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$97	$356	$636	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

–  34  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index* (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2013, the market capitalization range of companies included in the Index was $1.84 billion to $427.69 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar

* “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“S&P” or “Standard & Poor’s”) and have been licensed for use by MassMutual. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

–  35  –

chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	15.92%	Lowest Quarter:	4Q ‘08,	-	22.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (12/07/11)
Class Z	Return Before Taxes	15.96%	14.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	14.95%

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	15.51%	1.25%	6.65%

	Return After Taxes on Distributions	15.15%	0.97%	6.39%

	Return After Taxes on Distributions and Sale of Fund Shares	10.55%	1.01%	5.82%

		One Year	Five Years	Ten Years
Class I	Return Before Taxes	15.77%	1.46%	6.89%
Class Y	Return Before Taxes	15.56%	1.22%	6.62%
Class L	Return Before Taxes	15.57%	1.26%	6.63%
Class A	Return Before Taxes	8.66%	-0.17%	5.73%
Class N	Return Before Taxes	13.91%	0.71%	6.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  36  –

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MassMutual Select Focused Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.69%	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.10%(1)	.21%	.31%	.46%	.46%	.51%
Total Annual Fund Operating Expenses	.79%	.90%	1.00%	1.15%	1.40%	1.70%
Fee Waiver	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	.69%	.80%	.90%	1.05%	1.30%	1.60%
(1)	Other Expenses have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$70	$242	$429	$969
Class S	$82	$277	$489	$1,099
Class Y	$92	$308	$543	$1,216
Class L	$107	$355	$623	$1,389
Class A	$700	$983	$1,288	$2,150
Class N	$263	$526	$914	$2,000

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$526	$914	$2,000

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Harris

–  38  –

Associates L.P. (“Harris”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities, and will not invest more than 5% of its total assets in emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

In selecting equity investments for the Fund, Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade,

currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have

–  39  –

limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	27.48%	Lowest Quarter:	4Q ’08,	–26.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-

tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

			One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes		21.28%	11.59%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)			16.42%	10.87%
		One Year	Five Years	Ten Years
Class S	Return Before Taxes	21.17%	6.57%	11.04%

	Return After Taxes on Distributions	19.43%	5.93%	9.88%

	Return After Taxes on Distributions and Sale of Fund Shares	15.50%	5.53%	9.44%

Class Y	Return Before Taxes	21.03%	6.47%	10.93%
Class L	Return Before Taxes	20.82%	6.29%	10.76%
Class A	Return Before Taxes	13.62%	4.78%	9.83%
Class N	Return Before Taxes	19.13%	5.71%	10.15%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		16.42%	1.92%	7.52%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Harris Associates L.P.

Portfolio Managers:

Robert M. Levy, CFA is the Chairman and Chief Investment Officer, Domestic Equity at Harris. He has managed the Fund since its inception.

Michael J. Mangan, CFA, CPA is a Portfolio Manager at Harris. He has managed the Fund since January 2007.

–  40  –

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  41  –

MassMutual Select Fundamental Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees(1)	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.29%	.33%	.48%	.48%	.53%
Total Annual Fund Operating Expenses	.94%	.98%	1.13%	1.38%	1.68%
Fee Waiver	(.09%)	(.03%)	(.03%)	(.03%)	(.03%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	.85%	.95%	1.10%	1.35%	1.65%

(1)	Management Fees have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .09% of the administrative and shareholder services fee for Class S of the Fund and .03% of the administrative and shareholder services fee for Class Y, Class L, Class A, and Class N of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$291	$511	$1,146
Class Y	$97	$309	$539	$1,199
Class L	$112	$356	$619	$1,372
Class A	$705	$984	$1,284	$2,135
Class N	$268	$527	$910	$1,985

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$527	$910	$1,985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management”), believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S.

–  42  –

companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up stock selection process that utilizes fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Wellington Management seeks to identify diversified sources of return based on its assessment of individual companies against the context of broader market factors by evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria.

In pursuing its investment objective, Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Wellington Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

–  43  –

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. The Fund’s name, investment objective, and investment strategy changed on February 22, 2012 to permit the Fund to become “actively” managed. Because the Fund was previously “passively” managed, the performance results shown would likely be different had the Fund’s current investment objective and investment strategy been in effect for the entire period for which performance results are presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	19.30%	Lowest Quarter:	4Q ’08,	-	24.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	13.26%	4.54%	10.12%

	Return After Taxes on Distributions	13.13%	4.51%	10.10%

	Return After Taxes on Distributions and Sale of Fund Shares	8.79%	3.91%	9.05%

Class Y	Return Before Taxes	13.09%	4.44%	10.00%
Class L	Return Before Taxes	12.97%	4.31%	9.85%
Class A	Return Before Taxes	6.31%	2.83%	8.91%
Class N	Return Before Taxes	11.27%	3.68%	9.20%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		15.26%	3.12%	7.52%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Wellington Management Company, LLP

Portfolio Manager: Paul E. Marrkand, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since February 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  44  –

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MassMutual Select Blue Chip Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.64%	.64%	.64%	.64%	.64%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.31%	.43%	.43%	.48%
Total Annual Fund Operating Expenses	.82%	.95%	1.07%	1.32%	1.62%
Expense Reimbursement	(.06%)	(.13%)	(.09%)	(.13%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.76%	.82%	.98%	1.19%	1.51%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .76%, .82%, .98%, 1.19%, and 1.51% for Classes S, Y, L, A, and N, respectively. The Total Annual Fund Operating Expenses after Expense
Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$256	$449	$1,008
Class Y	$84	$290	$513	$1,155
Class L	$100	$331	$581	$1,298
Class A	$689	$957	$1,245	$2,063
Class N	$254	$500	$871	$1,913

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$154	$500	$871	$1,913

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth

–  46  –

companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social, instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

–  47  –

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (Russell 1000® Growth Index) and an additional index that provides a comparison for the Fund’s returns without regard to investment style. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up- to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	18.59%	Lowest Quarter:	4Q ’08,	-	24.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	18.43%	2.91%	6.82%

	Return After Taxes on Distributions	18.38%	2.89%	6.78%

	Return After Taxes on Distributions and Sale of Fund Shares	12.04%	2.49%	6.01%

Class Y	Return Before Taxes	18.23%	2.84%	6.71%
Class L	Return Before Taxes	18.07%	2.69%	6.56%
Class A	Return Before Taxes	11.07%	1.25%	5.70%
Class N	Return Before Taxes	16.58%	2.14%	6.00%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		15.26%	3.12%	7.52%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: T. Rowe Price Associates, Inc.

Portfolio Manager: Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  48  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  49  –

MassMutual Select Growth Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.73%	.73%	.73%	.73%	.73%	.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.12%	.27%	.37%	.52%	.52%	.57%
Total Annual Fund Operating Expenses	.85%	1.00%	1.10%	1.25%	1.50%	1.80%

	Class Z	Class S	Class Y	Class L	Class A	Class N
Fee Waiver	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.70%	.85%	.95%	1.10%	1.35%	1.65%

(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$72	$256	$457	$1,035
Class S	$87	$303	$538	$1,211
Class Y	$97	$335	$592	$1,327
Class L	$112	$382	$672	$1,498
Class A	$705	$1,008	$1,333	$2,250
Class N	$268	$552	$961	$2,104

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$552	$961	$2,104

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

–  50  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified Fund.

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Delaware Management Company (“DMC”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. DMC seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

–  51  –

sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	20.14%	Lowest Quarter:	4Q ’08,	-	27.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

			One Year	Since Inception (12/07/11)
Class Z	Return Before Taxes		20.14%	17.99%

Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)			15.26%	13.12%
		One Year	Five Years	Ten Years
Class S	Return Before Taxes	19.86%	4.87%	9.35%

	Return After Taxes on Distributions	19.86%	4.70%	9.26%

	Return After Taxes on Distributions and Sale of Fund Shares	12.91%	4.10%	8.29%

Class Y	Return Before Taxes	19.84%	4.79%	9.25%
Class L	Return Before Taxes	19.61%	4.65%	9.08%
Class A	Return Before Taxes	12.51%	3.16%	8.15%
Class N	Return Before Taxes	17.87%	4.02%	8.47%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		15.26%	3.12%	7.52%

–  52  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Sands Capital Management, LLC

Delaware Management Company

Portfolio Managers:

Frank M. Sands, Jr., CFA is the Chief Investment Officer and Chief Executive Officer at Sands Capital. He has managed the Fund since January 2004.

Thomas M. Ricketts, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director at Sands Capital. He has managed the Fund since September 2009.

T. Perry Williams, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director at Sands Capital. He has managed the Fund since September 2009.

Jeffrey S. Van Harte, CFA is a Senior Vice President and Chief Investment Officer – Focus Growth Equity at DMC. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Vice President, Senior Portfolio Manager, and Equity Analyst at DMC. He has managed the Fund since June 2006.

Christopher M. Ericksen, CFA is a Vice President, Portfolio Manager, and Equity Analyst at DMC. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Vice President, Senior Portfolio Manager, and Equity Analyst at DMC. He has managed the Fund since June 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Mid-Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.13%	.20%	.30%	.45%	.45%	.50%
Total Annual Fund Operating Expenses	.83%	.90%	1.00%	1.15%	1.40%	1.70%
Fee Waiver	(.08%)	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.75%	.85%	.95%	1.10%	1.35%	1.65%
(1)	The expenses in the above table reflect a written agreement by MassMutual to (i) waive .05% of the management fees of the Fund and (ii) waive .03% of the administrative and shareholder services fee for Class Z of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$77	$257	$453	$1,018
Class S	$87	$282	$494	$1,103
Class Y	$97	$313	$548	$1,220
Class L	$112	$360	$628	$1,393
Class A	$705	$988	$1,292	$2,154
Class N	$268	$531	$918	$2,004

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem you shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$531	$918	$2,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

–  54  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2013, between $317 million and $25.16 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers through the purchase of American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, NFJ Investment Group LLC (“NFJ”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. NFJ uses a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers classify the Fund selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers then use quantitative factors to screen the Fund’s initial selection. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), and earnings estimate revisions (i.e., changes in analysts’ earnings per share estimates). After the research list is generated through the quantitative screens, the portfolio managers then conduct traditional fundamental research on any potential investment candidates. In selecting securities for the Fund, Systematic utilizes a two-prong, bottom-up investment strategy that unifies quantitative screening and fundamental research. Systematic’s security selection process generally favors companies with attractive valuation and positive earnings dynamics, and may consider, among other things, a company’s financial characteristics, market position, industry position, and management.

NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield, or other favorable qualitative metrics. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be

–  55  –

required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception (or 1 year and since inception for Class Z shares), compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	18.59%	Lowest Quarter:	4Q ’08,	-	22.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (12/07/11)
Class Z	Return Before Taxes	16.54%	14.50%

Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		18.51%	17.67%

–  56  –

		One Year	Five Years	Since Inception (08/29/06)
Class S	Return Before Taxes	16.35%	4.10%	3.97%

	Return After Taxes on Distributions	16.11%	3.88%	3.44%

	Return After Taxes on Distributions and Sale of Fund Shares	10.94%	3.47%	3.18%

Class Y	Return Before Taxes	16.21%	4.00%	3.86%
Class L	Return Before Taxes	16.12%	3.79%	3.69%
Class A	Return Before Taxes	9.18%	2.36%	2.49%
Class N	Return Before Taxes	14.46%	3.26%	3.17%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		18.51%	3.79%	4.41%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: NFJ Investment Group LLC

Systematic Financial Management, L.P.

Portfolio Managers:

Thomas W. Oliver, CFA, CPA is a Managing Director and Portfolio Manager at NFJ. He has managed the Fund since March 2010.

Ben J. Fischer, CFA is a Managing Director and Portfolio Manager at NFJ. He has managed the Fund since March 2010.

Jeff N. Reed, CFA is a Senior Vice President and Portfolio Manager at NFJ. He has managed the Fund since January 2011.

Ronald M. Mushock, CFA is a Managing Partner at Systematic and is the Lead Portfolio Manager of Systematic’s Mid Cap Portfolios. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is a Managing Partner at Systematic and is Systematic’s Chief Investment Officer. He has managed the Fund since June 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  57  –

MassMutual Select Small Cap Value Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge Imposed (Load) on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.35%	.35%	.40%
Acquired Fund Fees and Expenses	.08%	.08%	.08%	.08%	.08%
Total Annual Fund Operating Expenses(1)	.93%	1.03%	1.18%	1.43%	1.73%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$296	$515	$1,143
Class Y	$105	$328	$569	$1,259
Class L	$120	$375	$649	$1,432
Class A	$712	$1,001	$1,312	$2,190
Class N	$276	$545	$939	$2,041

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$176	$545	$939	$2,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies

–  58  –

included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2013, between $33 million and $5.26 billion). Equity securities may include common stocks, preferred stock, rights, and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC. (“Barrow Hanley”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Wellington Management generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. A subadviser may consider selling a stock for the Fund if, in its judgment, the security has reached its target price, has failed to perform as expected, or other opportunities appear more attractive.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

–  59  –

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	23.43%	Lowest Quarter:	4Q ’08,	-	24.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (03/31/06)
Class S	Return Before Taxes	19.40%	3.76%	2.24%

	Return After Taxes on Distributions	19.24%	3.60%	2.01%

	Return After Taxes on Distributions and Sale of Fund Shares	12.81%	3.19%	1.83%

Class Y	Return Before Taxes	19.15%	3.65%	2.13%
Class L	Return Before Taxes	19.03%	3.45%	1.96%
Class A	Return Before Taxes	11.92%	2.02%	0.85%
Class N	Return Before Taxes	16.74%	2.81%	1.35%
Russell 2000 Value Index (no deduction for fees, expenses, or taxes)		18.05%	3.55%	2.38%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

Shaun F. Pedersen is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

Timothy J. McCormack, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

James S. McClure, CFA is a Managing Director at Barrow Hanley. He has managed the Fund since October 2009.

John P. Harloe, CFA is a Managing Director at Barrow Hanley. He has managed the Fund since October 2009.

–  60  –

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  61  –

MassMutual Select Small Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.09%	.28%	.32%	.47%	.47%	.52%
Acquired Fund Fees and Expenses	.03%	.03%	.03%	.03%	.03%	.03%
Total Annual Fund Operating Expenses(1)	.97%	1.16%	1.20%	1.35%	1.60%	1.90%

	Class Z	Class S	Class Y	Class L	Class A	Class N
Fee Waiver	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	.89%	1.08%	1.12%	1.27%	1.52%	1.82%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$91	$301	$529	$1,182
Class S	$110	$361	$631	$1,402
Class Y	$114	$373	$652	$1,447
Class L	$129	$420	$732	$1,617
Class A	$721	$1,044	$1,389	$2,360
Class N	$285	$589	$1,019	$2,216

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$589	$1,019	$2,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio

–  62  –

turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities that the subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2013, between $33 million and $5.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and EARNEST Partners, LLC (“Earnest Partners”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify undervalued companies. A subadviser may consider selling a security for the Fund if, for example, in its judgment, the security has reached its target price, has failed to perform as expected and the security’s investment thesis is no longer intact, or other opportunities appear more attractive.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social, instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

–  63  –

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance (Russell 2000 Value Index) and an additional index that provides a comparison for the Fund’s returns without regard to investment style. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	21.04%	Lowest Quarter:	4Q ’08,	-	24.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes	15.04%	9.80%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		18.05%	9.31%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		16.35%	9.66%

–  64  –

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	14.77%	4.92%	9.96%

	Return After Taxes on Distributions	14.02%	4.46%	9.16%

	Return After Taxes on Distributions and Sale of Fund Shares	10.57%	4.16%	8.69%

Class Y	Return Before Taxes	14.76%	4.88%	9.90%
Class L	Return Before Taxes	14.57%	4.73%	9.74%
Class A	Return Before Taxes	7.71%	3.23%	8.82%
Class N	Return Before Taxes	12.90%	4.13%	9.13%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		18.05%	3.55%	9.50%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		16.35%	3.56%	9.72%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Federated Clover Investment Advisors

T. Rowe Price Associates, Inc.

EARNEST Partners, LLC

Portfolio Managers:

Lawrence R. Creatura, CFA is a Vice President and Portfolio Manager at Federated Clover. He has managed the Fund since its inception.

Stephen K. Gutch, CFA is a Senior Vice President and Senior Portfolio Manager at Federated Clover. He has managed the Fund since March 2006.

Preston G. Athey, CFA, CIC is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Paul E. Viera is the founder of Earnest Partners. He has managed the Fund since February 2005.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plan, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  65  –

MM S&P® Mid Cap Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”)*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	.25%
Other Expenses(1)	.19%	.29%	.44%	.54%	.69%	.59%
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)	.30%	.40%	.55%	.65%	.80%	.95%
Expense Reimbursement	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.20%	.30%	.45%	.55%	.70%	.85%

* “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400® Index” are trademarks of Standard & Poor’s Financial Services LLC (“S&P” or “Standard & Poor’s”) and have been licensed for use by

MassMutual. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

(1)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .19%, .29%, .44%, .54%, .69%, and .84% for Classes Z, I, S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z	$20	$86
Class I	$31	$118
Class S	$46	$166
Class Y	$56	$198
Class L	$72	$245
Class A	$657	$851

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period July 26, 2012 (commencement of operations)

–  66  –

through December 31, 2012, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the S&P MidCap 400 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in S&P MidCap 400 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The companies chosen for inclusion in the Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s®. However, companies are not selected by Standard & Poor’s for inclusion in the Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of January 31, 2013, the market capitalization range of companies included in the Index was $474 million to $16.92 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

–  67  –

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund began operations July 26, 2012. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  68  –

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MM Russell 2000® Small Cap Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	.25%
Other Expenses(1)	.20%	.30%	.45%	.55%	.70%	.60%
Acquired Fund Fees and Expenses	.07%	.07%	.07%	.07%	.07%	.07%
Total Annual Fund Operating Expenses(2)	.37%	.47%	.62%	.72%	.87%	1.02%
Expense Reimbursement	(.11%)	(.11%)	(.11%)	(.11%)	(.11%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.26%	.36%	.51%	.61%	.76%	.91%

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

(1)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .19%, .29%, .44%, .54%, .69%, and .84% for Classes Z, I, S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z	$27	$108
Class I	$37	$140
Class S	$52	$187
Class Y	$62	$219
Class L	$78	$267
Class A	$663	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period July 26, 2012 (commencement of operations)

–  70  –

through December 31, 2012, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Russell 2000 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Russell 2000 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The companies in the Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell Company for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of January 31, 2013, the market capitalization range of companies included in the Index was $33 million to $5.26 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

–  71  –

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund began operations July, 26, 2012. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  72  –

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MassMutual Select Mid Cap Growth Equity II Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.09%(1)	.21%	.30%	.45%	.45%	.50%
Total Annual Fund Operating Expenses	.84%	.96%	1.05%	1.20%	1.45%	1.75%
Fee Waiver	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver (2)	.74%	.86%	.95%	1.10%	1.35%	1.65%
(1)	Other Expenses have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$76	$258	$456	$1,028
Class S	$88	$296	$521	$1,169
Class Y	$97	$324	$570	$1,274
Class L	$112	$371	$650	$1,446
Class A	$705	$998	$1,313	$2,202
Class N	$268	$541	$940	$2,054

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$541	$940	$2,054

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s

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subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), believe offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadvisers expect to grow at a faster rate than the average company. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of January 31, 2013, between $393 million and $21.14 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it believes there is an opportunity for substantial appreciation.

In selecting securities for the Fund, Frontier employs a Growth-at-a-Reasonable-Price approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and secular growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-

–  75  –

induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	19.73%	Lowest Quarter:	4Q ’08,	-	26.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

			One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes		14.71%	9.41%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)			15.81%	9.99%
		One Year	Five Years	Ten Years
Class S	Return Before Taxes	14.51%	4.24%	11.02%

	Return After Taxes on Distributions	13.12%	3.54%	10.27%

	Return After Taxes on Distributions and Sale of Fund Shares	11.27%	3.52%	9.71%
Class Y	Return Before Taxes	14.47%	4.16%	10.92%
Class L	Return Before Taxes	14.33%	4.00%	10.75%
Class A	Return Before Taxes	7.49%	2.53%	9.82%

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		One Year	Five Years	Ten Years
Class N	Return Before Taxes	12.75%	3.44%	10.15%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)		15.81%	3.23%	10.32%

MANAGEMENT

Investment Advisers: Massachusetts Mutual Life Insurance Company

Subadvisers: T. Rowe Price Associates, Inc.

Frontier Capital Management Company, LLC

Portfolio Managers:

Brian W.H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Assistant Portfolio Manager at Frontier. He has managed the Fund since August 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  77  –

MassMutual Select Small Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.82%	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.34%	.49%	.49%	.54%
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(1)	.93%	1.03%	1.17%	1.32%	1.57%	1.87%
Fee Waiver	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	.86%	.96%	1.10%	1.25%	1.50%	1.80%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .07% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$88	$289	$508	$1,137
Class S	$98	$321	$562	$1,253
Class Y	$112	$365	$637	$1,414
Class L	$127	$411	$717	$1,584
Class A	$719	$1,036	$1,375	$2,329
Class N	$283	$581	$1,004	$2,185

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$183	$581	$1,004	$2,185

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

–  78  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2013, between $33 million and $5.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, Wellington Management Company, LLP (“Wellington Management”), Waddell & Reed Investment Management Company (“Waddell & Reed”), and Timberline Asset Management LLC (“Timberline”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as

–  79  –

potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z shares) compare with those of a broad measure of market performance (Russell 2000 Growth Index) and an additional index that provides a comparison for the Fund’s returns without regard to investment style. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.47%	Lowest Quarter:	4Q ’08,	-	24.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes	13.53%	7.39%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		14.59%	9.91%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		16.35%	9.66%

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	13.41%	2.09%	9.32%

	Return After Taxes on Distributions	12.44%	1.35%	8.67%

	Return After Taxes on Distributions and Sale of Fund Shares	9.98%	1.60%	8.16%

Class Y	Return Before Taxes	13.31%	1.95%	9.18%
Class L	Return Before Taxes	13.08%	1.79%	9.01%
Class A	Return Before Taxes	6.31%	0.34%	8.10%
Class N	Return Before Taxes	11.49%	1.23%	8.41%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		14.59%	3.49%	9.80%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		16.35%	3.56%	9.72%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Waddell & Reed Investment Management Company

Timberline Asset Management LLC

–  80  –

Portfolio Managers:

Kenneth L. Abrams is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

Daniel J. Fitzpatrick, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Mario E. Abularach, CFA is a Senior Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Stephen Mortimer is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

Gilbert C. Scott is a Senior Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since April 2010.

Kenneth A. Korngiebel, CFA is the Managing Director, Chief Investment Officer, and Lead Portfolio Manager at Timberline. He has managed the Fund since September 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  81  –

MassMutual Select Small Company Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.28%	.32%	.47%	.47%	.52%
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(1)	1.14%	1.18%	1.33%	1.58%	1.88%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$116	$362	$628	$1,386
Class Y	$120	$375	$649	$1,432
Class L	$135	$421	$729	$1,601
Class A	$726	$1,045	$1,386	$2,345
Class N	$291	$591	$1,016	$2,201

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies

–  82  –

included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2013, between $33 million and $5.26 billion). Equity securities may include common stocks, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts (including equity index futures contracts based primarily on the Russell 2000 Index) as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, The Boston Company Asset Management, LLC (“The Boston Company”) and Eagle Asset Management, Inc. (“Eagle”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each subadviser relies on fundamental research to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a stock when, in its judgment, the security reaches what is believed to be an unsustainable valuation, a company’s fundamentals deteriorate, the original investment thesis proved incorrect, or the industry dynamics have negatively changed.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods,

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subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	29.89%	Lowest Quarter:	4Q ’08,	-	27.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	12.93%	2.07%	8.12%

	Return After Taxes on Distributions	12.93%	2.05%	7.30%

	Return After Taxes on Distributions and Sale of Fund Shares	8.41%	1.76%	6.79%

Class Y	Return Before Taxes	12.78%	2.02%	8.07%
Class L	Return Before Taxes	12.56%	1.85%	7.91%
Class A	Return Before Taxes	5.92%	0.43%	7.00%
Class N	Return Before Taxes	10.98%	1.30%	7.32%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		14.59%	3.49%	9.80%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: The Boston Company Asset Management, LLC

Eagle Asset Management, Inc.

Portfolio Managers:

B. Randall Watts, Jr., CFA is a Senior Managing Director and Lead Portfolio Manager at The Boston Company. He has managed the Fund since September 2008.

P. Hans von der Luft is a Director and Equity Research Analyst at The Boston Company. He has managed the Fund since September 2008.

Bert L. Boksen is a Managing Director and Portfolio Manager at Eagle. He has managed the Fund since February 2005.

Eric Mintz, CFA is a Portfolio Co-Manager and Senior Research Analyst at Eagle. He has managed the Fund since April 2008.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Diversified International Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.90%	.90%	.90%	.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.17%	.27%	.42%	.42%
Total Annual Fund Operating Expenses	1.07%	1.17%	1.32%	1.57%
Expense Reimbursement	(.08%)	(.08%)	(.15%)	(.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.99%	1.09%	1.17%	1.42%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .99%, 1.09%, 1.17%, and 1.42% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$101	$332	$582	$1,298
Class Y	$111	$364	$636	$1,413
Class L	$119	$404	$709	$1,577
Class A	$711	$1,028	$1,368	$2,323

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities from developed countries included in the MSCI EAFE® Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries. The Fund typically does not invest in U.S. companies. The Fund may invest a substantial part of its assets in just one region or country.

Equity securities in which the Fund invests may include common stocks, preferred stocks, securities convertible into common or preferred stock, depositary receipts, rights and warrants to buy common stocks, and privately placed securities.

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The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest.

The Fund may but will not necessarily engage in foreign currency forward contracts to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

In choosing stocks for the Fund, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), uses a dividend discount model to quantify its fundamental research, producing a ranking of companies in each industry group according to their relative value. J.P. Morgan then buys and sells stocks, using the research and valuation rankings, as well as its assessment of other factors, including:

•	value characteristics such as low price to book and price to earnings ratios;

•	catalysts that could trigger a change in a stock’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

–  87  –

sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	27.65%	Lowest Quarter:	4Q ’08,	-	28.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/14/06)
Class S	Return Before Taxes	17.29%	-7.26%	-4.60%

	Return After Taxes on Distributions	17.04%	-7.37%	-4.85%

	Return After Taxes on Distributions and Sale of Fund Shares	12.17%	-5.87%	-3.73%

Class Y	Return Before Taxes	17.12%	-7.42%	-4.75%
Class L	Return Before Taxes	16.61%	-7.53%	-4.86%
Class A	Return Before Taxes	10.09%	-8.80%	-5.98%
MSCI EAFE Value Index (reflects no deduction for fees or expenses)		17.69%	-4.34%	-2.45%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

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Subadviser: J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gerd Woort-Menker, CFA is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since June 2011.

Jeroen Huysinga is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since June 2011.

Georgina Perceval Maxwell is a Managing Director and Portfolio Manager at J.P. Morgan. She has managed the Fund since June 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  89  –

MM MSCI EAFE® International Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class I	Class S	Class Y	Class L	Class A
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	.25%
Other Expenses(1)	.25%	.35%	.50%	.60%	.75%	.65%
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)	.36%	.46%	.61%	.71%	.86%	1.01%
Expense Reimbursement	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.24%	.34%	.49%	.59%	.74%	.89%

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MassMutual. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

(1)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .33%, .48%, .58%, .73%, and .88% for Classes Z, I, S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z	$25	$104
Class I	$35	$136
Class S	$50	$183
Class Y	$60	$215
Class L	$76	$262
Class A	$661	$867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio

–  90  –

turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period July 25, 2012 (commencement of operations) through December 31, 2012, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the MSCI EAFE Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in MSCI EAFE Index futures contracts. The Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. As of January 31, 2013, the market capitalization range of companies included in the Index was $1.38 billion to $229.35 billion, and the Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

–  91  –

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund began operations July 25, 2012. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Shaun Murphy is a Senior Vice President at NTI. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  92  –

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MassMutual Select Overseas Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 129 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.17%(1)	.45%	.50%	.55%	.55%	.60%
Total Annual Fund Operating Expenses	1.17%	1.45%	1.50%	1.55%	1.80%	2.10%
Fee Waiver	(.31%)	(.31%)	(.31%)	(.31%)	(.31%)	(.31%)
Total Annual Fund Operating Expenses after Fee Waiver (2)	.86%	1.14%	1.19%	1.24%	1.49%	1.79%

(1)	Other Expenses have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .31% of the management fees of the Fund through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$88	$341	$614	$1,393
Class S	$116	$428	$763	$1,709
Class Y	$121	$444	$789	$1,764
Class L	$126	$459	$815	$1,819
Class A	$718	$1,080	$1,467	$2,545
Class N	$282	$628	$1,100	$2,407

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$628	$1,100	$2,407

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights and warrants, of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), Massachusetts Financial Services Company (“MFS”), and Harris Associates L.P. (“Harris”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region or sector.

In choosing stocks for the Fund, J.P. Morgan uses a dividend discount model to quantify its fundamental research, producing a ranking of companies in each industry group according to their relative values. J.P. Morgan then buys and sells stocks, using the research and valuation rankings, as well as its assessment of other factors, including:

•	value characteristics such as low price to book and price to earnings ratios;

•	catalysts that could trigger a change in a stock’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris may from time to time have significant investments in one or more countries or in particular sectors.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

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Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class Z

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shares) compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.60%	Lowest Quarter:	4Q ’08,	-	21.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (11/15/10)
Class Z	Return Before Taxes	23.14%	4.72%
MSCI EAFE® Index (reflects no deduction for fees or expenses)		17.32%	2.29%

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	22.70%	0.43%	8.91%

	Return After Taxes on Distributions	22.68%	0.07%	8.10%

	Return After Taxes on Distributions and Sale of Fund Shares	15.24%	0.37%	7.86%

		One Year	Five Years	Ten Years
Class Y	Return Before Taxes	22.64%	0.38%	8.85%
Class L	Return Before Taxes	22.67%	0.35%	8.77%
Class A	Return Before Taxes	15.43%	-1.07%	7.86%
Class N	Return Before Taxes	20.96%	-0.21%	8.17%
MSCI EAFE Index (reflects no deduction for fees or expenses)		17.32%	-3.69%	8.21%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

Harris Associates L.P.

Portfolio Managers:

Gerd Woort-Menker, CFA is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since June 2011.

Jeroen Huysinga is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since June 2011.

Georgina Perceval Maxwell is a Managing Director and Portfolio Manager at J.P. Morgan. She has managed the Fund since June 2011.

Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.

Marcus L. Smith is an Investment Officer at MFS. He has managed the Fund since September 2005.

David G. Herro, CFA is the Chief Investment Officer, International Equities at Harris. He has managed the Fund since July 2001.

Robert A. Taylor, CFA is the Director of International Research at Harris. He has managed the Fund since January 2009.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI,

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even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment

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objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Eurozone Risk. Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. This continuing uncertainty, and any partial or complete dissolution of the EMU or of the European Union more generally, could have significant adverse effects on currency and financial markets, and could impair the ability of governmental entities in the EMU or issuers in EMU countries, or other issuers around the world, to meet their obligations. In addition, austerity measures and other fiscal or monetary actions imposed on, or undertaken by, countries in the EMU may affect the credit standing of those countries and of governmental and private issuers in those countries, and their abilities to meet their obligations.

S&P 500 Index Fund. MassMutual has voluntarily agreed to waive .20% of the administrative and shareholder services fee for Class L of the Fund. MassMutual may amend or discontinue this waiver at any time without notice, at which such time the waiver shown for the Fund in the table under “Fees and Expenses of the Fund” would still be in effect.

MassMutual intends to propose that the Trustees approve changes to the Fund’s fees that would take effect on June 1, 2013 and result in the discontinuation of the waivers on fees and expenses currently in effect for the Fund. If these changes are approved, the total expenses of the Fund will be the same as the Total Annual Fund Operating Expenses after Fee Waiver currently shown in the table under “Fees and Expenses of the Fund.” The fees and expenses of Class Z, Class A, and Class N of the Fund will be capped at these amounts for at least one year.

Mid-Cap Value Fund. MassMutual has voluntarily agreed to waive .10% of the management fees of the Fund. MassMutual may amend or discontinue this waiver at any time without notice, at which such time the waiver shown for the Fund in the table under “Fees and Expenses of the Fund” would still be in effect.

MassMutual intends to propose that the Trustees approve changes to the Fund’s fees that would take effect on June 1, 2013 and result in the discontinuation of the waivers on fees and expenses currently in effect for the Fund. If these changes are approved, the total expenses of the Fund will be the same as the Total Annual Fund Operating Expenses after Fee Waiver currently shown in the table under “Fees and Expenses of the Fund.” The fees and expenses of Class S, Class Y, Class L, Class A, and Class N of the Fund will be capped at these amounts for at least one year, and the administrative and shareholder services fee for Class Z of the Fund will be waived for at least one year.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money by investing in the Funds, but you can also lose money.

The SAI contains further information about the Funds, their investments, and their related risks.

•	Bank Loans Risk

The risks associated with bank loans are similar to the risks of lower-rated fixed income securities, although bank loans are typically (though not always) senior and secured in contrast to other lower-rated fixed income securities or investments, which are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Commodities-Related Investments Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the

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Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency,

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which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or continued uncertainty as to the EMU’s status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

Legislation in response to the 2008-2009 financial crisis calls for new regulation of the derivatives markets. The full extent and impact of that regulation are not yet fully known. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Many derivatives will be required to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The derivatives market could be disrupted or limited as a result, and

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certain derivatives transactions may no longer be available or may become prohibitively expensive. Moreover, the establishment of a centralized exchange or market for derivatives transactions may not result in derivatives being easier to trade or value and may result in a substantial increase in the cost of derivatives transactions.

•	Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends

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on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not

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necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

A number of foreign sovereign governments in Europe and elsewhere have experienced significant financial distress in recent periods and may continue to do so. This distress has increased the volatility of securities issued by those governments and of other securities denominated in the currencies of the affected countries. A default by a foreign government on its obligations or a currency collapse could have far-reaching adverse effects on economies, financial markets, and asset valuations around the world.

•	Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

•	Industry Concentration Risk

If a Fund concentrates its assets in a particular industry or group of industries, economic, business, regulatory, or other developments affecting issuers in that industry or group of industries may affect the Fund adversely to a greater extent than if the Fund had invested more

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broadly. A concentrated investment in any industry or group of industries may increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower-rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are

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rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•	Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or comparable unrated obligations.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast,

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payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage- backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion

(“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

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•	REIT Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Reverse Repurchase Agreement Transaction Risk

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. This type of transaction is similar to a secured borrowing of a Fund and generally creates leverage (see “Leveraging Risk” above). It may be difficult or impossible for a Fund to exercise its rights under a reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by that Act (including, among other things, protections against certain conflicts of interest and custodial risks); such investments may be illiquid, may be leveraged, and may be highly volatile.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or

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subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that they will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indices it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.

•	Sector Risk

If a Fund allocates a substantial amount of its assets to an economic, market, or industry sector,

economic, business, regulatory, or other developments affecting issuers in that sector may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples of such sectors might include one or more financial sectors, health care sectors, or technology sectors. A substantial investment in one or more such sectors may increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.

•	Select Cayman Fund Risk

To the extent it invests in the Select Cayman Fund, the BlackRock Global Allocation Fund is indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodities-related investments held by the Select Cayman Fund generally are subject to the risks of commodities-related investments described above. The Select Cayman Fund is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and in the inability of the BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, BlackRock Global Allocation Fund shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the BlackRock Global Allocation Fund to invest in the Select Cayman Fund and may limit the ability of the Select Cayman Fund to invest as actively or as broadly as it might otherwise, and/or increase expenses.

•	Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able

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to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2012, MassMutual, together with its subsidiaries, had assets under management of approximately $507.8 billion.

In 2012, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .35% for the PIMCO Total Return Fund; .55% for the Strategic Bond Fund; .80% for the BlackRock Global Allocation Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .65% for the Large Cap Value Fund; .10% for the S&P 500 Index Fund; .69% for the Focused Value Fund; .61% for the Fundamental Growth Fund; .64% for the Blue Chip Growth Fund; .73% for the Growth Opportunities Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .10% for the S&P Mid Cap Index Fund; .10% for the Russell 2000 Small Cap Index Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .90% for the Diversified International Fund; .10% for the MSCI EAFE International Index Fund; and 1.00% for the Overseas Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual reports to shareholders dated June 30, 2012 and the Funds’ annual reports to shareholders dated December 31, 2012.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0200% to .0944% for Class Z shares; .1355% to .1500% for Class I shares; .0500% to .3543% for Class S shares; .1000% to .4043% for Class Y shares; .2500% to .5500% for Class L shares; .2200% to .5297% for Class A shares; and .2200% to .5797% for Class N shares.

Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MassMutual has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MassMutual maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MassMutual also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.

The MassMutual Retirement Services Investment Services Group is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (U.S.) LLC, which is a subsidiary of Old Mutual plc, a global financial services group based in London, comprised of approximately 9 independent asset management firms. As of December 31, 2012, Barrow Hanley had approximately $68 billion in assets under management.

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James S. McClure, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. McClure has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 41-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. Harloe has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 37-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the BlackRock Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. The BlackRock Global Allocation Fund is managed by a team of financial professionals. The following individuals are primarily responsible for the day to day management of the Fund.

Dennis W. Stattman, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Strattman has been a Managing Director of BlackRock, Inc. since 2006. Previously, he was a Managing Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2000 to 2006.

Dan Chamby, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. in 2006 and previously was an Associate Portfolio Manager of MLIM from 2003 to 2006.

Romualdo Roldan, PhD

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio. Mr. Roldan has been a Managing Director of BlackRock, Inc. since 2008. He was a Director of BlackRock, Inc. from 2006 to 2007 and previously was a Portfolio Manager with BlackRock or MLIM since 1998.

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. The firm is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of December 31, 2012, Brandywine Global managed approximately $42.7 billion in assets.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity and the Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each

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aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Columbia Management Investment Advisers, LLC (“Columbia Management”), located at 225 Franklin Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Large Cap Value Fund. Columbia Management is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. As of December 31, 2012, Columbia Management had approximately $331.86 billion in assets under management.

Columbia Management replaced Davis Selected Advisers, L.P. as a co-subadviser of the Large Cap Value Fund on September 11, 2012.

Steve Schroll, CFA

is a portfolio manager of a portion of the Large Cap Value Fund. Mr. Schroll joined Columbia Management in 1998 as a Senior Security Analyst. Prior to joining Columbia Management, Mr. Schroll served as a Senior Equity Analyst at Piper Jaffray, from 1988 to 1998; an Equity Analyst at First Asset Management, from 1985 to 1988; and an Equity Analyst at Dain Rauscher, from 1981 to 1985. Mr. Schroll began his investment career in 1981.

Paul Stocking, CFA

is a portfolio manager of a portion of the Large Cap Value Fund. Mr. Stocking joined Columbia Management in 1995 as a Senior Equity Analyst. Prior to that, he served as a Vice President at JP Morgan Securities (Investment Banking), from 1987 to 1995. Mr. Stocking began his investment career in 1987.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Growth Opportunities Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2012, Delaware Investments had approximately $179.8 billion in assets under management.

Jeffrey S. Van Harte, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing

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portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Vice President, Senior Portfolio Manager, and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Bonavico was a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Vice President, Portfolio Manager, and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Ericksen was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Vice President, Senior Portfolio Manager, and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Prislin was a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2012, Eagle managed approximately $20.7 billion in assets.

Bert L. Boksen

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has 36 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer, and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

Eric Mintz, CFA

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Mintz has been a Portfolio Co-Manager since February 2011 and a Senior Research Analyst at Eagle since 2005. He is responsible for the day-to-day management of the Fund. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008. Prior to joining Eagle, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid-, and large-cap equity investment products as well as fixed income products. As of December 31, 2012, Earnest Partners advised approximately $22.4 billion in assets.

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Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing approximately $22.4 billion. He developed Return Pattern Recognition®, the investment methodology used to screen equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts, and has over 25 years of investment experience.

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. Federated Global Investment Management Corp. is a wholly- owned subsidiary of Federated Investors, Inc. Federated Clover was known as Clover Capital Management, Inc. prior to its acquisition by Federated Investors, Inc. in December 2008. Federated Advisory Services Company, an affiliate of Federated Clover, provides research, quantitative analysis, equity trading, and transaction settlement and certain support services to Federated Clover as contemplated in Federated Clover’s Investment Subadvisory Agreement with MassMutual on behalf of the Fund. As of December 31, 2012, Federated Investors, Inc. had discretionary management authority with respect to approximately $379.8 billion of assets.

Lawrence R. Creatura, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura is a Vice President and Portfolio Manager at Federated Clover, conducting equity research in the Consumer Discretionary, Consumer Staples, and Technology sectors. Prior to joining Federated Clover in 1994, Mr. Creatura spent several years in laser research and development for industrial and medical applications.

Stephen K. Gutch, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch is a Senior Vice President and Senior Portfolio Manager at Federated Clover, overseeing the firm’s portfolio management effort. Mr. Gutch also conducts investment research in the Financial Services sector. Prior to joining Federated Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, he spent five years managing the financial services portfolio at Fulcrum Investment Group.

Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Equity II Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2012, Frontier had approximately $9.7 billion in assets under management.

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010.

Christopher J. Scarpa

is portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is an indirect subsidiary of Natixis Global Asset Management (“NGAM”), an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE,

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France’s second largest banking group. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris managed approximately $76.1 billion in assets as of December 31, 2012.

Robert M. Levy, CFA

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy is the Chairman and Chief Investment Officer, Domestic Equity, of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan, CFA, CPA

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Mangan is a Portfolio Manager at Harris and has over 24 years of investment experience. He joined the firm in 1997.

David G. Herro, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro is the Chief Investment Officer, International Equities, of Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Robert A. Taylor, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Taylor has over 18 years of investment experience. He joined Harris as an international analyst in 1994 and has been the Director of International Research since 2004.

Huber Capital Management, LLC (“Huber Capital Management”), located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245, manages a portion of the portfolio of the Large Cap Value Fund. Huber Capital Management is a 100% employee owned investment advisory firm providing discretionary investment advisory services to institutional accounts and mutual funds. Founded in 2007, Huber Capital Management brings together an experienced group of investment professionals committed to a disciplined, value-based investment process which utilizes best practices of both fundamental research and behavioral psychology to create a distinctive investment approach. As of December 31, 2012, Huber Capital Management had approximately $1.94 billion in assets under management.

Huber Capital Management replaced Davis Selected Advisers, L.P. as a co-subadviser of the Large Cap Value Fund on September 11, 2012.

Joseph Huber

is portfolio manager of a portion of the Large Cap Value Fund. Mr. Huber is the Chief Executive Officer and Chief Investment Officer of Huber Capital Management, and leads the firm’s team of portfolio managers and analysts. Prior to founding Huber Capital Management in 2007, Mr. Huber was a Principal and Director of Research for Hotchkis and Wiley Capital Management, overseeing over $40 billion in U.S. value asset portfolios. He built a research platform which utilized best practices of fundamental research combined with behavioral psychology to capitalize on the art piece of investing, creating a unique and value-added investment approach. Prior to joining Hotchkis and Wiley, Mr. Huber served as Portfolio Manager and Director for Merrill Lynch Asset Management and as Portfolio Manager for Goldman Sachs Asset Management in New York.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017, manages the investments of the Diversified International Fund and a portion of the portfolio of the Overseas Fund. J.P. Morgan manages portfolios for corporations, governments, and endowments, as well as for many of the largest corporate retirement plans in the nation. As of December 31, 2012, J.P. Morgan and its affiliates had approximately $1.426 trillion in assets under management.

Gerd Woort-Menker, CFA

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund. Mr. Woort-Menker, Managing Director, joined J.P. Morgan in 1987 as a research analyst and later became the head of European research and global research, before becoming a portfolio manager in 1999.

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Jeroen Huysinga

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund. Mr. Huysinga, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Georgina Perceval Maxwell

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund. Ms. Maxwell, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Diversified Value Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. As of December 31, 2012, Loomis Sayles managed approximately $186.1 billion in assets.

Warren N. Koontz, Jr., CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Koontz is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Koontz also serves as Chief Investment Officer of Loomis Sayles’ large cap value strategy. Mr. Koontz joined Loomis Sayles in 1995. Prior to joining Loomis Sayles, Mr. Koontz worked as a senior portfolio manager with Comerica Bank, where he was solely responsible for the management of several high profile investment relationships and was actively involved in the investment policy committee. Mr. Koontz also served as Chief Investment Officer for The Jeffrey Company, a private investment firm. Additionally, he worked for the Public Employees’ Retirement System of Ohio as a securities analyst and assistant investment officer.

James L. Carroll, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Carroll is a Vice President of Loomis Sayles and a portfolio manager for its equity group. Mr. Carroll joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Carroll was a Managing Director for PaineWebber where he was recognized by Institutional Investor magazine and Greenwich Research Associates as one of the country’s top energy analysts. Mr. Carroll also served as co-manager of PaineWebber’s Performance Portfolio. Prior to PaineWebber, Mr. Carroll served as Vice President of Rotan Mosle Inc., a Houston-based energy research investment boutique, where he worked as an oil service analyst. Prior to that, Mr. Carroll was Assistant Vice President and portfolio manager at National Bank of Detroit, focusing on chemical, insurance, and oil industries.

Arthur Barry, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages a portion of the portfolio of the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2012, the MFS organization had approximately $321 billion in net assets under management.

Daniel Ling

is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006.

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Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, an Investment Officer of MFS, has been employed in the investment area of MFS since 1994.

NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, manages a portion of the portfolio of the Mid-Cap Value Fund. NFJ is a direct subsidiary of Allianz Global Investors US LLC (“AGI US”) and is organized as a Delaware limited liability company. AGI US is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI US provides oversight with respect to the investment management services provided by NFJ. AGI US also provides best-in-class services across non-investment related functions. As of December 31, 2012, NFJ managed approximately $36.646 billion in assets.

Thomas W. Oliver, CFA, CPA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Oliver is a Managing Director and Portfolio Manager of NFJ. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver has over 17 years of experience in accounting, reporting, financial analysis, and portfolio management.

Ben J. Fischer, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Fischer is a Managing Director, Portfolio Manager, and founding partner of NFJ. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president, and senior portfolio manager at NationsBank which he joined in 1971. Previous to this, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Fischer has over 47 years of experience in portfolio management, investment analysis, and research.

Jeff N. Reed, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Reed is a Senior Vice President and Portfolio Manager of NFJ. Mr. Reed has over six years of experience in investment and financial analysis. He began his career as a credit analyst at Frost Bank in 2003, and then attended the University of Texas, where he received his MBA. Upon completion of business school in 2007, Mr. Reed joined NFJ.

Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2012, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.8 trillion and assets under investment management of $758.9 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the S&P 500 Index Fund, S&P Mid Cap Index Fund, and Russell 2000 Small Cap Index Fund. Mr. Reeder is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Shaun Murphy

is primarily responsible for the day-to-day management of the MSCI EAFE International Index Fund. Mr. Murphy is a Senior Vice President of NTI where he is responsible for index portfolio management in the U.S., EMEA, and Asia. Mr. Murphy joined NTI in 2004, and has been a member of the quantitative

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management group for international index products and manages quantitative international equity portfolios.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660, manages the investments of the PIMCO Total Return Fund. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is wholly-owned by Allianz SE. As of December 31, 2012, PIMCO had approximately $2.003 trillion in assets under management.

William H. Gross

is the portfolio manager of the PIMCO Total Return Fund. Mr. Gross is a founder, managing director, and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society’s hall of fame in 1996. Mr. Gross is a seven-time Barron’s Roundtable panelist (2005-2011), appearing in the annual issue featuring the industry’s top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, manages a portion of the portfolio of the Growth Opportunities Fund. As of December 31, 2012, Sands Capital had approximately $27 billion in assets under management.

Frank M. Sands, Jr., CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sands, Jr., Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000.

Thomas M. Ricketts, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ricketts, Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has been with Sands Capital since June 1994.

T. Perry Williams, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Williams, Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has been with Sands Capital since December 2004. Prior to joining Sands Capital in 2004, he was a consultant and principal at Mercer Investment Consulting, Inc.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2012, Systematic had approximately $11.8 billion in total discretionary and non-discretionary assets under management and $11.6 billion in solely discretionary assets under management.

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Ronald M. Mushock, CFA

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a Managing Partner of Systematic in 2005.

D. Kevin McCreesh, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager and became a Managing Partner of Systematic in 1996.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund and a portion of the portfolio of the Mid Cap Growth Equity II Fund and Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2012, T. Rowe Price and its affiliates had approximately $576.8 billion in assets under management.

Larry J. Puglia, CFA, CPA

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President of T. Rowe Price. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis, CFA

is the portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985.

Preston G. Athey, CFA, CIC

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. Mr. Athey has been managing investments since 1982.

The Boston Company Asset Management, LLC (“The Boston Company”), located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, manages a portion of the portfolio of the Small Company Growth Fund. The Boston Company was founded in 1970 and manages approximately $41.35 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2012. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 36 countries and serves more than 100 markets.

B. Randall Watts, Jr., CFA

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. Watts is a Senior Managing Director of The Boston Company and the Lead Portfolio Manager on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team. He also conducts research covering the technology software, internet, and media industries and acts as a Portfolio Manager on the Dreyfus Mid-Cap Growth Fund. Prior to joining The Boston Company, Mr. Watts served as a Portfolio Manager at Westfield Capital where he was responsible for more than $500 million in small and mid capitalization portfolios. Prior to that, he was an Equity Analyst with Freedom Capital Management.

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P. Hans von der Luft

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. von der Luft is a Director of The Boston Company and an Equity Research Analyst on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team, primarily responsible for covering the health care sector. Prior to joining The Boston Company, Mr. von der Luft was an Equity Analyst at McDonald Investments, where his responsibilities included covering medical technology, device, and hospital supply sectors. In addition to his research responsibilities, Mr. von der Luft published regular industry and company-specific reports to institutional clients and retail branches on medical technology stocks. Previous to that, he was an Equity Research Analyst for the health care sector at Tucker Anthony, Rodman & Renshaw.

Timberline Asset Management LLC (“Timberline”), a Delaware limited liability company with principal offices located at 805 SW Broadway, Portland, Oregon 97205, manages a portion of the portfolio of the Small Cap Growth Equity Fund. Timberline was founded in 2006. Timberline does business in the State of California as Timberline Asset Managers LLC. As of December 31, 2012, Timberline managed approximately $667.8 million in U.S. small, small/mid, and mid cap growth portfolios.

Timberline was added as a co-subadviser of the Small Cap Growth Equity Fund on September 12, 2012.

Kenneth A. Korngiebel, CFA

is the portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Korngiebel is Timberline’s Managing Director, Chief Investment Officer, and Lead Portfolio Manager. He has been an investment professional since 1996, and joined Timberline at its inception in 2006.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2012, Waddell & Reed had approximately $96.4 billion in assets under management.

Gilbert C. Scott

A Senior Vice President and Portfolio Manager for Waddell & Reed, Mr. Scott is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Scott is also portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. Scott was affiliated with Hallmark Cards as a project manager in Strategy/Marketing Finance.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the Fundamental Value Fund and Fundamental Growth Fund and a portion of the portfolio of the Small Cap Value Equity Fund and Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

Karen H. Grimes, CFA

has served as portfolio manager of the Fundamental Value Fund since 2008. Ms. Grimes is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

Paul E. Marrkand, CFA

is the portfolio manager of the Fundamental Growth Fund. Mr. Marrkand is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2005.

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Mario E. Abularach, CFA

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach is a Senior Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004.

Timothy J. McCormack, CFA

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick, CFA

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli, CFA

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Stephen Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (“Western Asset Limited”) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2012, total assets under management by Western Asset and Western Asset Limited were approximately $361 billion and $41.4 billion, respectively. Western Asset Limited is affiliated with Western Asset, jointly managing the Strategic Bond Fund. Western Asset Limited provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. Expertise from Western Asset Limited’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western Asset and Western Asset Limited maintain constant interaction and coordination between their investment professionals to maintain a unified and cohesive investment management approach.

Stephen A. Walsh

is Western’s Co-Chief Investment Officer and a portfolio manager of the Fund. Mr. Walsh has 31 years of industry experience, 22 of them with the Firm. Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

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Mark S. Lindbloom

is a portfolio manager of the Fund. Mr. Lindbloom has 34 years of industry experience, eight of them with the Firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Carl L. Eichstaedt

is a portfolio manager of the Fund. Mr. Eichstaedt has 26 years of industry experience, 19 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Security Pacific Investment Management Company.

Michael C. Buchanan

is Western’s Head of Credit and a portfolio manager of the Fund. Mr. Buchanan has 22 years of industry experience, eight of them with the Firm. Previously, he was the Head of U.S. Credit Products at Credit Suisse Asset Management and worked as a portfolio manager for Janus Capital Management, BlackRock Financial Management, and Conseco Capital Management.

Keith J. Gardner

is Western’s Head of Developing Markets and a portfolio manager of the Fund. Mr. Gardner has 30 years of industry experience, 19 of them with the Firm. Previously, he worked as a portfolio manager at Legg Mason, Inc. and T. Rowe Price Associates, Inc.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change subadvisers or hire new subadvisers for a number of the series of MassMutual Select Funds (the “Trust”) from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

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The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

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About the Classes of Shares – Class Z, I, S, Y, L, A, and N Shares

Each Fund other than the BlackRock Global Allocation Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Diversified International Fund, and MSCI EAFE International Index Fund offers the following five Classes of shares: Class S, Class Y, Class L, Class A, and Class N shares. In addition, the PIMCO Total Return Fund, Fundamental Value Fund, S&P 500 Index Fund, Focused Value Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, and Overseas Fund also offer Class Z shares and the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund also offer Class I shares. The BlackRock Global Allocation Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Diversified International Fund, and MSCI EAFE International Index Fund do not offer Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

All Classes of a Fund may not be available in every state. Currently, only Class A shares of each Fund are available in Montana, Nebraska, and New Hampshire.

Class Z, Class I, Class S, Class Y, and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses, and/or minimum investor size requirements. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following eligible purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million for Class Z shares, $25 million for Class I shares, $50 million for Class S shares, $5 million for Class Y shares, and $1 million for Class L shares.

Class Z and Class I shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

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Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual,

as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its clients shares of one class or a limited number of classes of the Funds, without regard to the guidelines described above. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.

Eligible purchasers must generally have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.

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To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

(1) The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

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Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class Z, I, S, Y, L, and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Z, I, S, Y, and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of ..25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to broker-dealers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to broker-dealers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Payments under the Class A Rule 12b-1 Plans will be made to the Distributor, who forwards any service fees to MassMutual. MassMutual and the Distributor may retain a portion of these fees, or may pay the full amount to broker-dealers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to broker-dealers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Distribution fees may be paid to broker-dealers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses. Each year under the Class N Rule 12b-1 Plans, each Fund also pays .25% in service fees to the Distributor, who forwards such fees to MassMutual. Service fees may be paid to broker-dealers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to broker-dealers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. MassMutual or the Distributor, as the case may be, may retain a portion of the fees described above, or may pay the full amount to broker-dealers or other financial intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A, and Class L shares to broker-dealers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may not be more than 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class Z (except for the PIMCO Total Return Fund), Class I (except for the S&P 500 Index Fund), Class S, Class Y, Class L, Class A, or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z (except for the PIMCO Total Return Fund), Class I (except for the S&P 500 Index Fund), Class S, Class Y, Class L, Class A, or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z (except for the PIMCO Total Return Fund), Class I (except for the S&P 500 Index Fund), Class S, Class Y, or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to broker-dealers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class Z (except for the PIMCO Total Return Fund), Class I (except for the S&P 500 Index Fund), Class S, Class Y, Class L, Class A, or Class N shares will be paid quarterly, in arrears.

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MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MassMutual, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

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You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual, a broker-dealer, or another intermediary authorized for this purpose. Exchange requests involving a purchase into any Fund (except the Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. If you place an order to exchange shares of one Fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the Funds’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds.

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good form” as described in your agreement.

Cost Basis Reporting

In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual

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monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

Certain Omnibus Accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. If you hold your Fund shares through a non-MassMutual omnibus account, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. While the Funds and MassMutual encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MassMutual may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ

National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each Business Day.

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Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds’ valuation methods are also described in the SAI.

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Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an investor as long-term gains and taxed to individuals at the reduced rates applicable to long-term capital gain. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. The Strategic Bond Fund generally does not expect a significant portion of its distributions to be derived from qualified dividend income.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, or exchange of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, distributions, if any, are declared and paid

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at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the BlackRock Global Allocation Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. Each of the BlackRock Global Allocation Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any of these Funds makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to

liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions.

Dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2014, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Funds generally have not, and do not intend to, report the portion of their distributions that would qualify as interest-related or short-term capital gain dividends and thus these distributions generally will be subject to withholding when paid to a foreign person. Capital gain dividends generally will not be subject to withholding.

A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including, without limitation, the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund and a Fund’s direct investments in commodities and commodities-related investments.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodities-related investments generally do not, under published IRS guidance, produce qualifying income. The BlackRock Global Allocation Fund intends to gain exposure to the commodities markets indirectly through its investments in the Select Cayman Fund, which, in turn, may hold various types of commodities-related investments. The IRS has issued a private letter ruling to the BlackRock Global Allocation Fund confirming that income derived from the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will constitute qualifying income to the BlackRock Global Allocation Fund.

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It is expected that the Select Cayman Fund generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and the BlackRock Global Allocation Fund will be required to include in its income annually amounts earned by the Select Cayman Fund during that year, regardless of whether such income is distributed by the Select Cayman Fund to the BlackRock Global Allocation Fund. Gains from the sales of investments by the Select Cayman Fund will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the BlackRock Global Allocation Fund. Furthermore, whether or not the Select Cayman Fund makes a distribution to the BlackRock Global Allocation Fund during the taxable year, the BlackRock Global Allocation Fund will be required to distribute the Select Cayman

Fund’s income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be treated as a regulated investment company. As a result, the BlackRock Global Allocation Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available on request.

MASSMUTUAL SELECT PIMCO TOTAL RETURN FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]		Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets
Class Z
12/31/12	$9.98	$0.26	$0.71	$0.97	$(0.38)	$(0.02)	$(0.40)	$10.55	9.74%		$440,229	0.41%		0.00%[e]	0.41%	2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A	N/A	3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A	N/A	3.15%	[a]
Class S
12/31/12	$9.97	$0.24	$0.72	$0.96	$(0.37)	$(0.02)	$(0.39)	$10.54	9.62%		$169,086	0.56%		0.00%[e]	0.56%	2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A	N/A	3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A	N/A	2.77%	[a]
Class Y
12/31/12	$9.99	$0.23	$0.71	$0.94	$(0.35)	$(0.02)	$(0.37)	$10.56	9.43%		$481,613	0.68%		0.00%[e]	0.68%	2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A	N/A	2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A	N/A	2.51%	[a]
Class L
12/31/12	$9.95	$0.22	$0.71	$0.93	$(0.35)	$(0.02)	$(0.37)	$10.51	9.35%		$99,987	0.76%		0.00%[e]	0.76%	2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A	N/A	2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A	N/A	2.57%	[a]
Class A
12/31/12	$9.99	$0.21	$0.71	$0.92	$(0.33)	$(0.02)	$(0.35)	$10.56	9.25%		$766,346	0.86%		0.00%[e]	0.86%	1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A	N/A	2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A	N/A	2.34%	[a]
Class N
12/31/12	$9.97	$0.18	$0.71	$0.89	$(0.32)	$(0.02)	$(0.34)	$10.52	9.02%		$44,647	1.11%		0.00%[e]	1.11%	1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A	N/A	2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A	N/A	2.12%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements or dollar roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 509%.

–  140  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.91	$0.31	$0.47	$0.78	$(0.35)	$-	$(0.35)	$10.34	7.86%		$82,408	0.68%	N/A	3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	-	(0.33)	9.91	6.61%		75,607	0.66%	N/A	3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	-	(0.53)	9.60	10.51%		48,222	0.66%	N/A	4.10%
12/31/09	8.40	0.50	1.09	1.59	(0.81)	-	(0.81)	9.18	18.95%		49,528	0.66%	N/A	5.54%
12/31/08	10.04	0.56	(1.40)	(0.84)	(0.54)	(0.26)	(0.80)	8.40	(8.19%	)	53,079	0.65%	N/A	5.78%
Class Y
12/31/12	$9.92	$0.31	$0.46	$0.77	$(0.34)	$-	$(0.34)	$10.35	7.79%		$25,412	0.73%	N/A	2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	-	(0.33)	9.92	6.54%		27,303	0.71%	N/A	3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	-	(0.51)	9.61	10.46%		28,610	0.71%	N/A	4.12%
12/31/09	8.40	0.49	1.10	1.59	(0.81)	-	(0.81)	9.18	18.90%		56,838	0.71%	N/A	5.41%
12/31/08	10.04	0.56	(1.41)	(0.85)	(0.53)	(0.26)	(0.79)	8.40	(8.30%	)	63,385	0.70%	N/A	5.73%
Class L
12/31/12	$9.90	$0.29	$0.46	$0.75	$(0.33)	$-	$(0.33)	$10.32	7.57%		$31,753	0.88%	N/A	2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	-	(0.30)	9.90	6.43%		26,987	0.86%	N/A	2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	-	(0.51)	9.58	10.34%		41,764	0.86%	N/A	3.88%
12/31/09	8.39	0.47	1.10	1.57	(0.80)	-	(0.80)	9.16	18.70%		36,382	0.86%	N/A	5.06%
12/31/08	10.03	0.55	(1.41)	(0.86)	(0.52)	(0.26)	(0.78)	8.39	(8.42%	)	20,994	0.85%	0.82%[j]	5.68%
Class A
12/31/12	$9.89	$0.26	$0.46	$0.72	$(0.30)	$-	$(0.30)	$10.31	7.27%		$37,774	1.13%	N/A	2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	-	(0.27)	9.89	6.23%		40,971	1.11%	N/A	2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	-	(0.48)	9.56	10.00%		54,043	1.11%	N/A	3.68%
12/31/09	8.37	0.45	1.09	1.54	(0.77)	-	(0.77)	9.14	18.39%		62,233	1.11%	N/A	5.02%
12/31/08	10.00	0.51	(1.39)	(0.88)	(0.49)	(0.26)	(0.75)	8.37	(8.60%	)	67,723	1.10%	1.07%[j]	5.25%
Class N
12/31/12	$9.85	$0.23	$0.46	$0.69	$(0.28)	$-	$(0.28)	$10.26	7.00%		$1,130	1.43%	N/A	2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	-	(0.26)	9.85	5.80%		988	1.41%	N/A	2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	-	(0.46)	9.55	9.70%		963	1.41%	N/A	3.33%
12/31/09	8.37	0.42	1.09	1.51	(0.74)	-	(0.74)	9.14	17.95%		820	1.41%	N/A	4.70%
12/31/08	9.96	0.46	(1.37)	(0.91)	(0.42)	(0.26)	(0.68)	8.37	(8.86%	)	758	1.40%	1.35%[j]	4.72%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	417%	669%	267%	66%	74%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  141  –

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[x]		Ratio of expenses to average daily net assets after expense waivers[x]		Short sale dividend and loan expense to average daily net assets[y]		Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[z]		Net investment income (loss) to average daily net assets
Class S
12/31/12[w]	$9.93	$0.17		$0.84	$1.01	$(0.18)	$(0.03)	$-	$(0.21)	$10.73	10.13%		$547,436		1.00%		0.86%	[j]	N/A		1.00%	0.86%	[j]	1.57%
12/31/11[w]	10.79	0.19		(0.63)	(0.44)	(0.24)	(0.18)	-	(0.42)	9.93	(4.07%	)	526,621		0.95%		0.86%	[j]	0.00%	[e]	0.95%	0.86%	[j]	1.77%
12/31/10	9.90	0.16		0.83	0.99	(0.10)	-	-	(0.10)	10.79	10.03%		556,739		0.95%		0.86%	[j]	0.00%	[e]	0.95%	0.86%	[j]	1.54%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.96%	)[b]	462,500		1.33%	[a]	0.86%	[a,j]	N/A		N/A	N/A		0.84%	[a]
Class Y
12/31/12[w]	$9.93	$0.15		$0.85	$1.00	$(0.18)	$(0.03)	$-	$(0.21)	$10.72	10.10%		$16,060		1.10%		0.96%	[j]	N/A		1.10%	0.96%	[j]	1.45%
12/31/11[w]	10.78	0.18		(0.63)	(0.45)	(0.22)	(0.18)	-	(0.40)	9.93	(4.15%	)	786		1.05%		0.96%	[j]	0.00%	[e]	1.05%	0.96%	[j]	1.63%
12/31/10	9.90	0.16		0.82	0.98	(0.10)	-	-	(0.10)	10.78	9.93%		1,524		1.05%		0.96%	[j]	0.00%	[e]	1.05%	0.96%	[j]	1.52%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.97%	)[b]	99		1.43%	[a]	0.96%	[a,j]	N/A		N/A	N/A		0.49%	[a]
Class L
12/31/12[w]	$10.17	$0.14		$0.87	$1.01	$(0.17)	$(0.03)	$-	$(0.20)	$10.98	9.86%		$23,253		1.25%		1.11%	[j]	N/A		1.25%	1.11%	[j]	1.29%
12/31/11[w]	10.79	0.16		(0.59)	(0.43)	(0.01)	(0.18)	-	(0.19)	10.17	(3.91%	)	0	[f]	1.17%		1.10%	[j]	0.00%	[e]	1.17%	1.10%	[j]	1.42%
12/31/10	9.90	0.13		0.83	0.96	(0.07)	-	-	(0.07)	10.79	9.66%		10,852		1.20%		1.11%	[j]	0.00%	[e]	1.20%	1.11%	[j]	1.29%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.98%	)[b]	9,702		1.58%	[a]	1.11%	[a,j]	N/A		N/A	N/A		0.64%	[a]
Class A
12/31/12[w]	$9.91	$0.11		$0.84	$0.95	$(0.14)	$(0.03)	$-	$(0.17)	$10.69	9.57%		$6,060		1.50%		1.36%	[j]	N/A		1.50%	1.36%	[j]	1.07%
12/31/11[w]	10.77	0.13		(0.63)	(0.50)	(0.18)	(0.18)	-	(0.36)	9.91	(4.53%	)	2,015		1.45%		1.36%	[j]	0.00%	[e]	1.45%	1.36%	[j]	1.24%
12/31/10	9.90	0.11		0.84	0.95	(0.08)	-	-	(0.08)	10.77	9.46%		2,432		1.45%		1.36%	[j]	0.00%	[e]	1.45%	1.36%	[j]	1.10%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	-	-	9.90	(1.00%	)[b]	99		1.83%	[a]	1.36%	[a,j]	N/A		N/A	N/A		0.08%	[a]

	Year ended December 31
	2012	2011	2010	2009
Portfolio turnover rate for all share classes	61%	43%	46%	21%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
f	Amount is less than $500.
g	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
w	Consolidated.
x	Excludes short sale dividend and loan expense.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.
z	Includes short sale dividend and loan expense.

–  142  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$8.87	$0.19	$1.39	$1.58	$(0.24)	$-	$-	$(0.24)	$10.21	17.79%		$245,589	0.59%	1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	-	-	(0.16)	8.87	1.37%		212,076	0.59%	1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	-	-	(0.17)	8.92	12.56%		186,639	0.60%	1.86%
12/31/09	6.85	0.15	1.23	1.38	(0.15)	-	-	(0.15)	8.08	20.10%		200,237	0.60%	2.20%
12/31/08	12.09	0.26	(5.19)	(4.93)	(0.29)	(0.02)	(0.00)[d]	(0.31)	6.85	(40.73%	)	153,801	0.59%	2.61%
Class Y
12/31/12	$8.87	$0.18	$1.39	$1.57	$(0.22)	$-	$-	$(0.22)	$10.22	17.74%		$18,431	0.69%	1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	-	-	(0.15)	8.87	1.25%		23,925	0.69%	1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	-	-	(0.16)	8.92	12.45%		33,138	0.70%	1.78%
12/31/09	6.85	0.15	1.21	1.36	(0.13)	-	-	(0.13)	8.08	19.92%		31,928	0.70%	2.26%
12/31/08	12.07	0.25	(5.17)	(4.92)	(0.28)	(0.02)	(0.00)[d]	(0.30)	6.85	(40.74%	)	54,181	0.69%	2.49%
Class L
12/31/12	$8.90	$0.17	$1.39	$1.56	$(0.21)	$-	$-	$(0.21)	$10.25	17.53%		$7,642	0.80%	1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	-	-	(0.12)	8.90	1.17%		9,809	0.80%	1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	-	-	(0.15)	8.92	12.35%		40,298	0.81%	1.63%
12/31/09	6.85	0.14	1.22	1.36	(0.13)	-	-	(0.13)	8.08	19.85%		42,209	0.81%	2.06%
12/31/08	12.07	0.24	(5.17)	(4.93)	(0.27)	(0.02)	(0.00)[d]	(0.29)	6.85	(40.83%	)	44,160	0.80%	2.41%
Class A
12/31/12	$8.86	$0.14	$1.39	$1.53	$(0.19)	$-	$-	$(0.19)	$10.20	17.23%		$24,405	1.09%	1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	-	-	(0.11)	8.86	0.83%		24,863	1.09%	1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	-	-	(0.12)	8.90	11.96%		32,870	1.10%	1.34%
12/31/09	6.83	0.12	1.22	1.34	(0.11)	-	-	(0.11)	8.06	19.57%		45,592	1.10%	1.73%
12/31/08	12.02	0.21	(5.15)	(4.94)	(0.23)	(0.02)	(0.00)[d]	(0.25)	6.83	(41.03%	)	52,940	1.09%	2.12%
Class N
12/31/12	$8.90	$0.11	$1.39	$1.50	$(0.15)	$-	$-	$(0.15)	$10.25	16.88%		$131	1.40%	1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	-	-	(0.09)	8.90	0.63%		259	1.40%	0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	-	-	(0.07)	8.94	11.63%		255	1.41%	0.93%
12/31/09	6.85	0.10	1.21	1.31	(0.08)	-	-	(0.08)	8.08	19.07%		556	1.41%	1.41%
12/31/08	12.02	0.18	(5.14)	(4.96)	(0.19)	(0.02)	(0.00)[d]	(0.21)	6.85	(41.28%	)	620	1.40%	1.78%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	38%	36%	130%	68%	17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  143  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$10.04	$0.24	$1.44	$1.68	$(0.36)	$-	$(0.36)	$11.36	16.75%		$204,268	0.74%		0.59%	[j]	2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%	[j]	2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a,j]	1.98%	[a]
Class S
12/31/12	$10.07	$0.22	$1.44	$1.66	$(0.34)	$-	$(0.34)	$11.39	16.49%		$486,471	0.94%		0.79%	[j]	2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%	[j]	1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%	[j]	1.35%
12/31/09	7.53	0.13	1.69	1.82	(0.00)[d]	-	(0.00)[d]	9.35	24.17%		446,975	0.80%		N/A		1.68%
12/31/08	11.85	0.19	(4.18)	(3.99)	(0.20)	(0.13)	(0.33)	7.53	(33.98%	)	357,433	0.80%		N/A		1.88%
Class Y
12/31/12	$10.05	$0.22	$1.42	$1.64	$(0.33)	$-	$(0.33)	$11.36	16.35%		$158,864	0.98%		0.83%	[j]	1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%	[j]	1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%	[j]	1.30%
12/31/09	7.52	0.13	1.68	1.81	(0.00)[d]	-	(0.00)[d]	9.33	24.07%		129,536	0.84%		N/A		1.63%
12/31/08	11.84	0.18	(4.18)	(4.00)	(0.19)	(0.13)	(0.32)	7.52	(33.97%	)	92,098	0.84%		N/A		1.85%
Class L
12/31/12	$10.09	$0.20	$1.43	$1.63	$(0.32)	$-	$(0.32)	$11.40	16.16%		$115,576	1.13%		0.98%	[j]	1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%	[j]	1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%	[j]	1.15%
12/31/09	7.52	0.12	1.67	1.79	(0.00)[d]	-	(0.00)[d]	9.31	23.81%		168,790	0.99%		N/A		1.50%
12/31/08	11.82	0.17	(4.17)	(4.00)	(0.17)	(0.13)	(0.30)	7.52	(34.04%	)	141,302	0.99%		N/A		1.68%
Class A
12/31/12	$9.99	$0.17	$1.41	$1.58	$(0.29)	$-	$(0.29)	$11.28	15.85%		$332,630	1.38%		1.23%	[j]	1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%	[j]	1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%	[j]	0.91%
12/31/09	7.48	0.10	1.66	1.76	(0.00)[d]	-	(0.00)[d]	9.24	23.53%		241,206	1.24%		N/A		1.24%
12/31/08	11.76	0.14	(4.14)	(4.00)	(0.15)	(0.13)	(0.28)	7.48	(34.22%	)	176,524	1.24%		N/A		1.44%
Class N
12/31/12	$9.90	$0.14	$1.40	$1.54	$(0.19)	$-	$(0.19)	$11.25	15.55%		$878	1.68%		1.53%	[j]	1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%	[j]	0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%	[j]	0.60%
12/31/09	7.41	0.07	1.65	1.72	(0.00)[d]	-	(0.00)[d]	9.13	23.21%		2,403	1.54%		N/A		0.95%
12/31/08	11.66	0.11	(4.10)	(3.99)	(0.13)	(0.13)	(0.26)	7.41	(34.42%	)	2,063	1.54%		N/A		1.15%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	22%	14%	30%	47%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  144  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.08	$0.18	$0.96	$1.14	$(0.17)	$(3.23)	$-	$(3.40)	$7.82	11.22%		$336,198	0.77%	0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	-	(0.08)	10.08	(4.15%	)	309,422	0.77%	N/A		1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	-	(0.14)	10.60	13.08%		377,131	0.77%	N/A		0.91%
12/31/09	7.29	0.07	2.22	2.29	(0.08)	-	-	(0.08)	9.50	31.48%		365,567	0.78%	N/A		0.92%
12/31/08	12.64	0.11	(5.11)	(5.00)	(0.11)	(0.23)	(0.01)	(0.35)	7.29	(39.73%	)	334,045	0.77%	N/A		1.02%
Class Y
12/31/12	$10.07	$0.15	$0.99	$1.14	$(0.15)	$(3.23)	$-	$(3.38)	$7.83	11.22%		$26,190	0.86%	0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	-	(0.07)	10.07	(4.34%	)	65,751	0.86%	N/A		0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	-	(0.13)	10.60	12.98%		81,805	0.86%	N/A		0.82%
12/31/09	7.29	0.06	2.23	2.29	(0.08)	-	-	(0.08)	9.50	31.39%		82,157	0.87%	N/A		0.82%
12/31/08	12.62	0.10	(5.09)	(4.99)	(0.10)	(0.23)	(0.01)	(0.34)	7.29	(39.72%	)	61,599	0.86%	N/A		0.93%
Class L
12/31/12	$10.06	$0.14	$0.97	$1.11	$(0.14)	$(3.23)	$-	$(3.37)	$7.80	10.93%		$41,924	1.01%	1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	-	(0.05)	10.06	(4.37%	)	48,977	1.01%	N/A		0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	-	(0.11)	10.57	12.81%		78,893	1.01%	N/A		0.65%
12/31/09	7.27	0.05	2.21	2.26	(0.06)	-	-	(0.06)	9.47	31.12%		110,367	1.02%	N/A		0.70%
12/31/08	12.59	0.08	(5.08)	(5.00)	(0.09)	(0.23)	(0.00)[d]	(0.32)	7.27	(39.85%	)	119,982	1.01%	N/A		0.78%
Class A
12/31/12	$10.03	$0.11	$0.98	$1.09	$(0.10)	$(3.23)	$-	$(3.33)	$7.79	10.77%		$69,701	1.26%	1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	-	(0.01)	10.03	(4.70%	)	104,872	1.26%	N/A		0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	-	(0.09)	10.54	12.48%		155,189	1.26%	N/A		0.42%
12/31/09	7.25	0.04	2.19	2.23	(0.03)	-	-	(0.03)	9.45	30.82%		172,363	1.27%	N/A		0.46%
12/31/08	12.53	0.06	(5.04)	(4.98)	(0.07)	(0.23)	(0.00)[d]	(0.30)	7.25	(39.96%	)	193,387	1.26%	N/A		0.53%
Class N
12/31/12	$9.93	$0.07	$0.97	$1.04	$(0.06)	$(3.23)	$-	$(3.29)	$7.68	10.32%		$117	1.56%	1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	-	9.93	(4.89%	)	434	1.55%	N/A		0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	-	(0.06)	10.44	12.20%		735	1.56%	N/A		0.12%
12/31/09	7.20	0.01	2.18	2.19	(0.03)	-	-	(0.03)	9.36	30.36%		926	1.57%	N/A		0.10%
12/31/08	12.47	0.03	(5.02)	(4.99)	(0.05)	(0.23)	(0.00)[d]	(0.28)	7.20	(40.18%	)	573	1.56%	N/A		0.25%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	107%	10%	10%	12%	17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  145  –

MM S&P 500 INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$11.66	$0.29	$1.57	$1.86	$(0.32)	$-	$(0.32)	$13.20	15.96%		$103,732	0.18%		0.08%	[j]	2.23%
12/31/11[i]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a,j]	1.80%	[a]
Class I
12/31/12	$11.69	$0.27	$1.57	$1.84	$(0.30)	$-	$(0.30)	$13.23	15.77%		$833,287	0.26%		0.21%	[j]	2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
12/31/09	8.32	0.19	2.00	2.19	(0.15)	-	(0.15)	10.36	26.31%		528,989	0.22%		N/A		2.10%
12/31/08	13.69	0.24	(5.32)	(5.08)	(0.25)	(0.04)	(0.29)	8.32	(37.17%	)	404,065	0.21%		N/A		2.13%
Class S
12/31/12	$11.71	$0.24	$1.58	$1.82	$(0.28)	$-	$(0.28)	$13.25	15.51%		$516,727	0.47%		0.42%	[j]	1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
12/31/09	8.33	0.17	2.01	2.18	(0.13)	-	(0.13)	10.38	26.16%		425,981	0.43%		N/A		1.88%
12/31/08	13.69	0.22	(5.32)	(5.10)	(0.22)	(0.04)	(0.26)	8.33	(37.31%	)	367,765	0.43%		N/A		1.88%
Class Y
12/31/12	$11.58	$0.23	$1.57	$1.80	$(0.27)	$-	$(0.27)	$13.11	15.56%		$269,106	0.50%		0.45%	[j]	1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
12/31/09	8.25	0.16	1.99	2.15	(0.13)	-	(0.13)	10.27	26.03%		307,391	0.46%		N/A		1.85%
12/31/08	13.56	0.21	(5.26)	(5.05)	(0.22)	(0.04)	(0.26)	8.25	(37.31%	)	251,184	0.46%		N/A		1.86%
Class L
12/31/12	$11.57	$0.24	$1.56	$1.80	$(0.28)	$-	$(0.28)	$13.09	15.57%		$277,997	0.65%		0.40%	[j]	1.89%
12/31/11	11.58	0.19	(0.01)	0.18	(0.19)	-	(0.19)	11.57	1.66%		217,548	0.60%		0.40%	[j]	1.65%
12/31/10	10.26	0.17	1.33	1.50	(0.18)	-	(0.18)	11.58	14.69%		203,160	0.61%		0.41%	[j]	1.65%
12/31/09	8.23	0.17	1.98	2.15	(0.12)	-	(0.12)	10.26	26.09%		156,894	0.61%		0.41%	[j]	1.92%
12/31/08	13.54	0.22	(5.27)	(5.05)	(0.22)	(0.04)	(0.26)	8.23	(37.33%	)	200,048	0.61%		0.41%	[j]	1.91%
Class A
12/31/12	$11.51	$0.21	$1.55	$1.76	$(0.25)	$-	$(0.25)	$13.02	15.28%		$388,374	0.90%		0.65%	[j]	1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%	[j]	1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%	[j]	1.39%
12/31/09	8.21	0.14	1.98	2.12	(0.11)	-	(0.11)	10.22	25.83%		241,090	0.86%		0.66%	[j]	1.65%
12/31/08	13.49	0.19	(5.24)	(5.05)	(0.19)	(0.04)	(0.23)	8.21	(37.44%	)	183,342	0.86%		0.66%	[j]	1.66%
Class N
12/31/12	$11.41	$0.17	$1.53	$1.70	$(0.21)	$-	$(0.21)	$12.90	14.91%		$3,869	1.20%		0.95%	[j]	1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%	[j]	1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%	[j]	1.09%
12/31/09	8.14	0.12	1.95	2.07	(0.08)	-	(0.08)	10.13	25.46%		3,172	1.16%		0.96%	[j]	1.35%
12/31/08	13.35	0.15	(5.17)	(5.02)	(0.15)	(0.04)	(0.19)	8.14	(37.64%	)	2,540	1.16%		0.96%	[j]	1.33%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	3%	2%	5%	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z Shares were renamed Class I Shares on September 30, 2011.

–  146  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$16.98	$0.20	$3.38	$3.58	$(0.19)	$(1.51)	$-	$(1.70)	$18.86	21.28%		$121,833	0.78%		0.68%	[j]	1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	-	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%	[j]	1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a,j]	0.77%	[a]
Class S
12/31/12	$17.00	$0.17	$3.39	$3.56	$(0.16)	$(1.51)	$-	$(1.67)	$18.89	21.17%		$266,390	0.90%		0.80%	[j]	0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	-	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%	[j]	0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%	[j]	0.62%
12/31/09	8.94	0.10	5.55	5.65	-	-	-	-	14.59	63.20%		262,825	0.81%		N/A		0.89%
12/31/08	16.62	0.17	(7.11)	(6.94)	(0.19)	(0.55)	(0.00)[d]	(0.74)	8.94	(42.82%	)	142,372	0.81%		N/A		1.27%
Class Y
12/31/12	$16.88	$0.14	$3.38	$3.52	$(0.15)	$(1.51)	$-	$(1.66)	$18.74	21.03%		$59,000	1.00%		0.90%	[j]	0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	-	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%	[j]	0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%	[j]	0.52%
12/31/09	8.87	0.09	5.51	5.60	-	-	-	-	14.47	63.13%		64,121	0.91%		N/A		0.78%
12/31/08	16.49	0.16	(7.06)	(6.90)	(0.17)	(0.55)	(0.00)[d]	(0.72)	8.87	(42.89%	)	56,399	0.91%		N/A		1.17%
Class L
12/31/12	$16.79	$0.12	$3.34	$3.46	$(0.12)	$(1.51)	$-	$(1.63)	$18.62	20.82%		$73,933	1.15%		1.05%	[j]	0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	-	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%	[j]	0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%	[j]	0.36%
12/31/09	8.80	0.07	5.46	5.53	-	-	-	-	14.33	62.84%		98,934	1.06%		N/A		0.62%
12/31/08	16.36	0.14	(7.00)	(6.86)	(0.15)	(0.55)	(0.00)[d]	(0.70)	8.80	(42.98%	)	69,539	1.06%		N/A		1.05%
Class A
12/31/12	$16.46	$0.07	$3.28	$3.35	$(0.07)	$(1.51)	$-	$(1.58)	$18.23	20.55%		$160,758	1.40%		1.30%	[j]	0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	-	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%	[j]	0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%	[j]	0.12%
12/31/09	8.66	0.04	5.36	5.40	-	-	-	-	14.06	62.36%		161,884	1.31%		N/A		0.38%
12/31/08	16.09	0.10	(6.86)	(6.76)	(0.12)	(0.55)	(0.00)[d]	(0.67)	8.66	(43.10%	)	107,233	1.31%		N/A		0.80%
Class N
12/31/12	$16.10	$(0.01)	$3.22	$3.21	$-	$(1.51)	$-	$(1.51)	$17.80	20.13%		$477	1.70%		1.60%	[j]	(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	-	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%	[j]	(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	-	16.60	20.90%		1,882	1.62%		1.60%	[j]	(0.19%	)
12/31/09	8.48	0.01	5.24	5.25	-	-	-	-	13.73	61.91%		2,617	1.61%		N/A		0.07%
12/31/08	15.77	0.07	(6.72)	(6.65)	(0.09)	(0.55)	(0.00)[d]	(0.64)	8.48	(43.29%	)	1,522	1.60%		N/A		0.54%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	30%	32%	32%	43%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  147  –

MASSMUTUAL SELECT FUNDAMENTAL GROWTH FUND

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total Return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$5.89	$0.07	$0.71	$0.78	$(0.05)	$(0.00)[d]	$(0.05)	$6.62	13.26%		$73,897	0.91%	0.83%	[j]	1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%	N/A		0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%		21,169	0.65%	N/A		0.25%
12/31/09	3.09	0.00 [d]	1.66	1.66	-	-	-	4.75	53.72%		20,229	0.70%	N/A		0.06%
12/31/08	5.35	(0.00)[d]	(2.26)	(2.26)	-	-	-	3.09	(42.24%	)	10,781	0.67%	N/A		(0.08%	)
Class Y
12/31/12	$5.82	$0.05	$0.71	$0.76	$(0.04)	$(0.00)[d]	$(0.04)	$6.54	13.09%		$3,948	0.97%	0.94%	[j]	0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%	N/A		0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%		1,633	0.75%	N/A		0.13%
12/31/09	3.07	(0.00)[d]	1.63	1.63	-	-	-	4.70	53.09%		2,737	0.80%	N/A		(0.04%	)
12/31/08	5.30	(0.01)	(2.22)	(2.23)	-	-	-	3.07	(42.08%	)	1,922	0.77%	N/A		(0.17%	)
Class L
12/31/12	$5.74	$0.04	$0.70	$0.74	$(0.03)	$(0.00)[d]	$(0.03)	$6.45	12.97%		$10,370	1.12%	1.09%	[j]	0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%	N/A		0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%		6,658	0.90%	N/A		0.01%
12/31/09	3.03	(0.01)	1.63	1.62	-	-	-	4.65	53.47%		6,620	0.95%	N/A		(0.19%	)
12/31/08	5.25	(0.01)	(2.21)	(2.22)	-	-	-	3.03	(42.29%	)	4,363	0.92%	N/A		(0.32%	)
Class A
12/31/12	$5.58	$0.02	$0.69	$0.71	$(0.01)	$(0.00)[d]	$(0.01)	$6.28	12.79%		$16,843	1.37%	1.35%	[j]	0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%	N/A		(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%		19,690	1.15%	N/A		(0.24%	)
12/31/09	2.97	(0.02)	1.59	1.57	-	-	-	4.54	52.86%		18,508	1.20%	N/A		(0.45%	)
12/31/08	5.16	(0.02)	(2.17)	(2.19)	-	-	-	2.97	(42.44%	)	12,506	1.17%	N/A		(0.57%	)
Class N
12/31/12	$5.41	$(0.00)[d]	$0.66	$0.66	$-	$(0.00)[d]	$(0.00)[d]	$6.07	12.27%		$248	1.68%	1.66%	[j]	(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%	N/A		(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%		336	1.45%	N/A		(0.55%	)
12/31/09	2.91	(0.03)	1.55	1.52	-	-	-	4.43	52.23%		317	1.50%	N/A		(0.74%	)
12/31/08	5.07	(0.04)	(2.12)	(2.16)	-	-	-	2.91	(42.60%	)	120	1.47%	N/A		(0.85%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	109%	49%	8%	22%	10%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  148  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.81	$0.04	$1.95	$1.99	$(0.03)	$(0.03)	$12.77	18.43%		$406,245	0.82%	0.76%	[j]	0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	(0.00)[d]	10.81	1.50%		270,651	0.84%	0.76%	[j]	0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	(0.01)	10.65	16.64%		163,662	0.84%	0.76%	[j]	0.08%
12/31/09	6.39	0.01	2.74	2.75	(0.00)[d]	(0.00)[d]	9.14	43.06%		172,449	0.85%	0.76%	[j]	0.20%
12/31/08	11.13	0.02	(4.74)	(4.72)	(0.02)	(0.02)	6.39	(42.45%	)	138,538	0.84%	0.76%	[j]	0.26%
Class Y
12/31/12	$10.77	$0.03	$1.93	$1.96	$(0.02)	$(0.02)	$12.71	18.23%		$128,562	0.95%	0.82%	[j]	0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	10.77	1.51%		87,359	0.97%	0.82%	[j]	0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	(0.01)	10.61	16.45%		42,443	0.97%	0.82%	[j]	0.01%
12/31/09	6.37	0.01	2.74	2.75	(0.00)[d]	(0.00)[d]	9.12	43.20%		39,094	0.98%	0.82%	[j]	0.12%
12/31/08	11.10	0.02	(4.74)	(4.72)	(0.01)	(0.01)	6.37	(42.53%	)	25,876	0.97%	0.82%	[j]	0.19%
Class L
12/31/12	$10.71	$0.01	$1.93	$1.94	$(0.01)	$(0.01)	$12.64	18.07%		$319,306	1.07%	0.98%	[j]	0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	10.71	1.42%		243,741	1.09%	0.98%	[j]	(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	10.57	16.30%		257,545	1.09%	0.98%	[j]	(0.15%	)
12/31/09	6.36	(0.00)[d]	2.72	2.72	(0.00)[d]	(0.00)[d]	9.08	42.79%		281,168	1.10%	0.98%	[j]	(0.03%	)
12/31/08	11.08	0.00 [d]	(4.72)	(4.72)	(0.00)[d]	(0.00)[d]	6.36	(42.59%	)	222,053	1.09%	0.98%	[j]	0.03%
Class A
12/31/12	$10.48	$(0.01)	$1.88	$1.87	$-	$-	$12.35	17.84%		$140,294	1.32%	1.19%	[j]	(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	10.48	1.16%		75,919	1.34%	1.19%	[j]	(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	10.36	16.01%		66,401	1.34%	1.19%	[j]	(0.36%	)
12/31/09	6.26	(0.02)	2.69	2.67	(0.00)[d]	(0.00)[d]	8.93	42.68%		69,307	1.35%	1.19%	[j]	(0.24%	)
12/31/08	10.94	(0.02)	(4.66)	(4.68)	(0.00)[d]	(0.00)[d]	6.26	(42.77%	)	49,345	1.34%	1.19%	[j]	(0.18%	)
Class N
12/31/12	$10.18	$(0.04)	$1.83	$1.79	$-	$-	$11.97	17.58%		$727	1.62%	1.51%	[j]	(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	10.18	0.69%		78	1.64%	1.51%	[j]	(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	10.11	15.68%		344	1.64%	1.51%	[j]	(0.69%	)
12/31/09	6.15	(0.04)	2.63	2.59	(0.00)[d]	(0.00)[d]	8.74	42.14%		803	1.65%	1.51%	[j]	(0.55%	)
12/31/08	10.77	(0.05)	(4.57)	(4.62)	(0.00)[d]	(0.00)[d]	6.15	(42.89%	)	597	1.64%	1.51%	[j]	(0.51%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	20%	38%	53%	62%	53%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  149  –

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$7.40	$0.07	$1.42	$1.49	$-	$-	$8.89	20.14%		$76,857	0.85%		0.70%	[j]	0.86%
12/31/11[i]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a,j]	(0.33%	)[a]
Class S
12/31/12	$7.40	$0.01	$1.46	$1.47	$-	$-	$8.87	19.86%		$268,035	1.00%		0.85%	[j]	0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	7.40	4.82%		233,080	0.87%		0.86%	[j]	(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
12/31/09	3.74	(0.01)	2.14	2.13	(0.00)[d]	(0.00)[d]	5.87	56.97%		164,994	0.87%		N/A		(0.15%	)
12/31/08	7.40	(0.02)	(3.44)	(3.46)	(0.20)	(0.20)	3.74	(46.53%	)	112,415	0.86%		N/A		(0.36%	)
Class Y
12/31/12	$7.31	$0.00 [d]	$1.45	$1.45	$-	$-	$8.76	19.84%		$45,380	1.10%		0.95%	[j]	0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	7.31	4.73%		29,740	0.97%		0.96%	[j]	(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
12/31/09	3.71	(0.01)	2.11	2.10	(0.00)[d]	(0.00)[d]	5.81	56.63%		21,830	0.97%		N/A		(0.27%	)
12/31/08	7.34	(0.03)	(3.40)	(3.43)	(0.20)	(0.20)	3.71	(46.49%	)	16,755	0.96%		N/A		(0.46%	)
Class L
12/31/12	$7.19	$(0.01)	$1.42	$1.41	$-	$-	$8.60	19.61%		$85,363	1.25%		1.10%	[j]	(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
12/31/09	3.66	(0.02)	2.09	2.07	(0.00)[d]	(0.00)[d]	5.73	56.58%		61,774	1.12%		N/A		(0.41%	)
12/31/08	7.26	(0.03)	(3.37)	(3.40)	(0.20)	(0.20)	3.66	(46.60%	)	61,240	1.11%		N/A		(0.60%	)
Class A
12/31/12	$6.97	$(0.03)	$1.38	$1.35	$-	$-	$8.32	19.37%		$102,385	1.50%		1.35%	[j]	(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	6.97	4.34%		51,191	1.37%		1.36%	[j]	(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
12/31/09	3.58	(0.03)	2.03	2.00	(0.00)[d]	(0.00)[d]	5.58	56.17%		60,935	1.37%		N/A		(0.65%	)
12/31/08	7.12	(0.05)	(3.29)	(3.34)	(0.20)	(0.20)	3.58	(46.67%	)	45,137	1.36%		N/A		(0.86%	)
Class N
12/31/12	$6.73	$(0.05)	$1.32	$1.27	$-	$-	$8.00	18.87%		$24	1.80%		1.65%	[j]	(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	6.73	4.02%		21	1.67%		1.66%	[j]	(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)
12/31/09	3.49	(0.04)	1.98	1.94	(0.00)[d]	(0.00)[d]	5.43	55.32%		93	1.67%		N/A		(0.96%	)
12/31/08	6.98	(0.07)	(3.22)	(3.29)	(0.20)	(0.20)	3.49	(46.88%	)	84	1.66%		N/A		(1.22%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	19%	21%	40%	33%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  150  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) [c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$9.68	$0.24	$1.36	$1.60	$(0.19)	$-	$-	$(0.19)	$11.09	16.54%		$75,912	0.83%		0.73%	[j]	2.18%
12/31/11[i]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a,j]	3.28%	[a]
Class S
12/31/12	$9.69	$0.14	$1.44	$1.58	$(0.15)	$-	$-	$(0.15)	$11.12	16.35%		$56,001	0.90%		0.80%	[j]	1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	-	-	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
12/31/09	6.43	0.08	1.85	1.93	(0.08)	-	-	(0.08)	8.28	30.02%		71,351	0.83%		N/A		1.22%
12/31/08	9.75	0.09	(3.27)	(3.18)	(0.12)	(0.00)[d]	(0.02)	(0.14)	6.43	(32.61%	)	60,858	0.80%		N/A		1.07%
Class Y
12/31/12	$9.71	$0.14	$1.43	$1.57	$(0.16)	$-	$-	$(0.16)	$11.12	16.21%		$1,688	1.00%		0.90%	[j]	1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	-	-	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
12/31/09	6.43	0.07	1.85	1.92	(0.05)	-	-	(0.05)	8.30	29.94%		470	0.93%		N/A		1.12%
12/31/08	9.75	0.09	(3.28)	(3.19)	(0.11)	(0.00)[d]	(0.02)	(0.13)	6.43	(32.67%	)	2,174	0.90%		N/A		1.14%
Class L
12/31/12	$9.76	$0.12	$1.45	$1.57	$(0.14)	$-	$-	$(0.14)	$11.19	16.12%		$3,552	1.15%		1.05%	[j]	1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	-	-	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
12/31/09	6.44	0.07	1.84	1.91	(0.06)	-	-	(0.06)	8.29	29.70%		37,197	1.08%		N/A		0.96%
12/31/08	9.75	0.07	(3.27)	(3.20)	(0.09)	(0.00)[d]	(0.02)	(0.11)	6.44	(32.77%	)	32,488	1.05%		N/A		0.81%
Class A
12/31/12	$9.69	$0.10	$1.43	$1.53	$(0.11)	$-	$-	$(0.11)	$11.11	15.84%		$4,385	1.40%		1.30%	[j]	0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	-	-	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
12/31/09	6.43	0.05	1.84	1.89	(0.05)	-	-	(0.05)	8.27	29.40%		6,145	1.33%		N/A		0.74%
12/31/08	9.72	0.05	(3.25)	(3.20)	(0.08)	(0.00)[d]	(0.01)	(0.09)	6.43	(32.94%	)	4,444	1.30%		N/A		0.56%
Class N
12/31/12	$9.67	$0.06	$1.43	$1.49	$(0.09)	$-	$-	$(0.09)	$11.07	15.46%		$76	1.70%		1.60%	[j]	0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	-	-	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%
12/31/09	6.44	0.03	1.83	1.86	(0.03)	-	-	(0.03)	8.27	29.06%		46	1.63%		N/A		0.43%
12/31/08	9.75	0.03	(3.26)	(3.23)	(0.07)	(0.00)[d]	(0.01)	(0.08)	6.44	(33.23%	)	31	1.60%		N/A		0.32%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	85%	82%	143%	66%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  151  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.05	$0.09	$1.66	$1.75	$(0.09)	$-	$-	$(0.09)	$10.71	19.40%		$115,775		0.85%	0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	-	-	(0.03)	9.05	(3.91%	)	92,162		0.86%	0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	-	-	(0.06)	9.45	28.36%		67,913		0.87%	0.73%
12/31/09	6.14	0.06	1.28	1.34	(0.07)	-	-	(0.07)	7.41	21.83%		62,397		0.89%	1.06%
12/31/08	9.37	0.13	(3.23)	(3.10)	(0.13)	(0.00)[d]	(0.00)[d]	(0.13)	6.14	(32.97%	)	55,899		0.87%	1.58%
Class Y
12/31/12	$9.06	$0.08	$1.65	$1.73	$(0.08)	$-	$-	$(0.08)	$10.71	19.15%		$3,186		0.95%	0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	-	-	(0.02)	9.06	(3.93%	)	3,055		0.96%	0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	-	-	(0.05)	9.45	28.35%		4,734		0.97%	0.49%
12/31/09	6.14	0.06	1.26	1.32	(0.06)	-	-	(0.06)	7.40	21.54%		4,496		0.99%	0.96%
12/31/08	9.36	0.12	(3.22)	(3.10)	(0.12)	(0.00)[d]	(0.00)[d]	(0.12)	6.14	(33.01%	)	4,679		0.97%	1.47%
Class L
12/31/12	$9.04	$0.07	$1.65	$1.72	$(0.07)	$-	$-	$(0.07)	$10.69	19.03%		$2,551		1.10%	0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	-	-	9.04	(4.34%	)	2,152		1.11%	0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	-	-	(0.04)	9.45	28.19%		21,552		1.12%	0.36%
12/31/09	6.14	0.05	1.26	1.31	(0.05)	-	-	(0.05)	7.40	21.39%		24,629		1.14%	0.81%
12/31/08	9.36	0.11	(3.22)	(3.11)	(0.11)	(0.00)[d]	(0.00)[d]	(0.11)	6.14	(33.12%	)	24,811		1.12%	1.36%
Class A
12/31/12	$9.03	$0.04	$1.65	$1.69	$(0.04)	$-	$-	$(0.04)	$10.68	18.75%		$5,179		1.35%	0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	-	-	9.03	(4.34%	)	4,694		1.36%	(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	-	-	(0.01)	9.44	27.77%		7,837		1.37%	0.14%
12/31/09	6.14	0.03	1.27	1.30	(0.04)	-	-	(0.04)	7.40	21.11%		7,833		1.39%	0.56%
12/31/08	9.34	0.09	(3.21)	(3.12)	(0.08)	(0.00)[d]	(0.00)[d]	(0.08)	6.14	(33.30%	)	7,950		1.37%	1.07%
Class N
12/31/12	$9.02	$(0.03)	$1.64	$1.61	$-	$-	$-	$-	$10.63	17.74%		$0	[f]	1.65%	(0.33%	)
12/31/11	9.46	(0.04)	(0.40)	(0.44)	-	-	-	-	9.02	(4.65%	)	19		1.66%	(0.46%	)
12/31/10	7.43	(0.01)	2.04	2.03	(0.00)[d]	-	-	(0.00)[d]	9.46	27.34%		20		1.67%	(0.09%	)
12/31/09	6.16	0.02	1.25	1.27	-	-	-	-	7.43	20.81%		15		1.69%	0.28%
12/31/08	9.34	0.06	(3.18)	(3.12)	(0.06)	(0.00)[d]	(0.00)[d]	(0.06)	6.16	(33.49%	)	197		1.67%	0.76%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	32%	25%	39%	175%	110%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  152  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$12.78	$0.16	$1.75	$1.91	$(0.20)	$(0.46)	$(0.66)	$14.03	15.04%		$74,820	0.94%		0.86%	[j]	1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%	[j]	0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a],j	1.03%	[a]
Class S
12/31/12	$12.81	$0.13	$1.75	$1.88	$(0.17)	$(0.46)	$(0.63)	$14.06	14.77%		$231,211	1.13%		1.05%	[j]	0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%	[j]	0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%	[j]	0.48%
12/31/09	8.87	0.06	2.37	2.43	(0.07)	-	(0.07)	11.23	27.45%		232,379	1.06%		N/A		0.63%
12/31/08	12.84	0.07	(3.61)	(3.54)	(0.02)	(0.41)	(0.43)	8.87	(27.65%	)	186,899	1.05%		N/A		0.59%
Class Y
12/31/12	$12.76	$0.12	$1.75	$1.87	$(0.15)	$(0.46)	$(0.61)	$14.02	14.76%		$33,617	1.17%		1.09%	[j]	0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%	[j]	0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%	[j]	0.42%
12/31/09	8.83	0.06	2.37	2.43	(0.07)	-	(0.07)	11.19	27.52%		77,398	1.10%		N/A		0.60%
12/31/08	12.80	0.06	(3.60)	(3.54)	(0.02)	(0.41)	(0.43)	8.83	(27.72%	)	73,216	1.09%		N/A		0.55%
Class L
12/31/12	$12.67	$0.10	$1.74	$1.84	$(0.15)	$(0.46)	$(0.61)	$13.90	14.57%		$36,619	1.32%		1.24%	[j]	0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%	[j]	0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%	[j]	0.27%
12/31/09	8.78	0.04	2.34	2.38	(0.05)	-	(0.05)	11.11	27.17%		52,856	1.25%		N/A		0.45%
12/31/08	12.70	0.04	(3.55)	(3.51)	-	(0.41)	(0.41)	8.78	(27.70%	)	46,039	1.24%		N/A		0.36%
Class A
12/31/12	$12.46	$0.07	$1.70	$1.77	$(0.11)	$(0.46)	$(0.57)	$13.66	14.28%		$100,321	1.57%		1.49%	[j]	0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%	[j]	(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%	[j]	0.04%
12/31/09	8.67	0.02	2.31	2.33	(0.03)	-	(0.03)	10.97	26.90%		92,728	1.50%		N/A		0.19%
12/31/08	12.59	0.02	(3.53)	(3.51)	-	(0.41)	(0.41)	8.67	(27.94%	)	84,721	1.49%		N/A		0.14%
Class N
12/31/12	$12.07	$0.00 [d]	$1.67	$1.67	$-	$(0.46)	$(0.46)	$13.28	13.90%		$145	1.87%		1.79%	[j]	0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%	[j]	(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%	[j]	(0.34%	)
12/31/09	8.44	(0.01)	2.25	2.24	(0.01)	-	(0.01)	10.67	26.49%		1,590	1.80%		N/A		(0.10%	)
12/31/08	12.31	(0.02)	(3.44)	(3.46)	-	(0.41)	(0.41)	8.44	(28.18%	)	1,101	1.79%		N/A		(0.16%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	34%	32%	43%	30%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Less than $0.005.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  153  –

MM S&P MID CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.09	$1.11	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.06%	[b]	$87,245	0.29%	[a]	0.19%	[a],j	1.85%	[a]
Class I
12/31/12[g]	$10.00	$0.08	$1.12	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.02%	[b]	$112	0.39%	[a]	0.29%	[a],j	1.74%	[a]
Class S
12/31/12[g]	$10.00	$0.08	$1.12	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.01%	[b]	$225	0.54%	[a]	0.44%	[a],j	1.79%	[a]
Class Y
12/31/12[g]	$10.00	$0.09	$1.10	$1.19	$(0.08)	$(0.08)	$(0.16)	$11.03	11.92%	[b]	$836	0.64%	[a]	0.54%	[a],j	2.01%	[a]
Class L
12/31/12[g]	$10.00	$0.07	$1.12	$1.19	$(0.07)	$(0.08)	$(0.15)	$11.04	11.89%	[b]	$166	0.79%	[a]	0.69%	[a],j	1.45%	[a]
Class A
12/31/12[g]	$10.00	$0.06	$1.11	$1.17	$(0.05)	$(0.08)	$(0.13)	$11.04	11.76%	[b]	$112	0.94%	[a]	0.84%	[a],j	1.19%	[a]

Year ended December 31, 2012
Portfolio turnover rate for all share classes	11%	[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  154  –

MM RUSSELL 2000 SMALL CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.13	$0.99	$1.12	$(0.12)	$(0.05)	$(0.17)	$10.95	11.24%	[b]	$86,679	0.30%	[a]	0.19%	[a],[j]	2.88%	[a]
Class I
12/31/12[g]	$10.00	$0.13	$0.98	$1.11	$(0.11)	$(0.05)	$(0.16)	$10.95	11.19%	[b]	$111	0.40%	[a]	0.29%	[a],[j]	2.76%	[a]
Class S
12/31/12[g]	$10.00	$0.13	$0.97	$1.10	$(0.11)	$(0.05)	$(0.16)	$10.94	11.03%	[b]	$129	0.55%	[a]	0.44%	[a],[j]	2.73%	[a]
Class Y
12/31/12[g]	$10.00	$0.12	$0.97	$1.09	$(0.10)	$(0.05)	$(0.15)	$10.94	10.99%	[b]	$127	0.65%	[a]	0.54%	[a],[j]	2.60%	[a]
Class L
12/31/12[g]	$10.00	$0.12	$0.97	$1.09	$(0.10)	$(0.05)	$(0.15)	$10.94	10.96%	[b]	$175	0.80%	[a]	0.69%	[a],[j]	2.70%	[a]
Class A
12/31/12[g]	$10.00	$0.10	$0.99	$1.09	$(0.09)	$(0.05)	$(0.14)	$10.95	10.83%	[b]	$111	0.95%	[a]	0.84%	[a],[j]	2.21%	[a]

Year ended December 31, 2012
Portfolio turnover rate for all share classes	10%	[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  155  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$14.27	$0.02	$2.07	$2.09	$(0.03)	$(1.30)	$(1.33)	$15.03	14.71%		$185,584	0.83%		0.73%	[j]	0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%	[j]	(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a,j]	(0.02%	)[a]
Class S
12/31/12	$14.25	$(0.01)	$2.07	$2.06	$(0.01)	$(1.30)	$(1.31)	$15.00	14.51%		$456,600	0.96%		0.86%	[j]	(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%	[j]	(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%	[j]	(0.26%	)
12/31/09	8.49	(0.03)	3.85	3.82	(0.00)[d]	-	(0.00)[d]	12.31	45.00%		364,961	0.87%		N/A		(0.26%	)
12/31/08	15.28	(0.02)	(6.16)	(6.18)	-	(0.61)	(0.61)	8.49	(41.00%	)	221,677	0.86%		N/A		(0.18%	)
Class Y
12/31/12	$14.10	$(0.02)	$2.05	$2.03	$-	$(1.30)	$(1.30)	$14.83	14.47%		$207,290	1.05%		0.95%	[j]	(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%	[j]	(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%	[j]	(0.36%	)
12/31/09	8.43	(0.03)	3.82	3.79	-	-	-	12.22	44.96%		161,421	0.96%		N/A		(0.34%	)
12/31/08	15.19	(0.04)	(6.11)	(6.15)	-	(0.61)	(0.61)	8.43	(41.05%	)	105,886	0.95%		N/A		(0.28%	)
Class L
12/31/12	$13.82	$(0.04)	$2.01	$1.97	$-	$(1.30)	$(1.30)	$14.49	14.33%		$320,612	1.20%		1.10%	[j]	(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%	[j]	(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%	[j]	(0.51%	)
12/31/09	8.32	(0.05)	3.76	3.71	-	-	-	12.03	44.59%		362,500	1.11%		N/A		(0.50%	)
12/31/08	15.02	(0.05)	(6.04)	(6.09)	-	(0.61)	(0.61)	8.32	(41.12%	)	258,165	1.10%		N/A		(0.43%	)
Class A
12/31/12	$13.39	$(0.08)	$1.95	$1.87	$-	$(1.30)	$(1.30)	$13.96	14.05%		$347,186	1.45%		1.35%	[j]	(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%	[j]	(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%	[j]	(0.77%	)
12/31/09	8.14	(0.07)	3.67	3.60	-	-	-	11.74	44.23%		308,326	1.36%		N/A		(0.75%	)
12/31/08	14.75	(0.08)	(5.92)	(6.00)	-	(0.61)	(0.61)	8.14	(41.26%	)	211,358	1.35%		N/A		(0.67%	)
Class N
12/31/12	$12.95	$(0.12)	$1.89	$1.77	$-	$(1.30)	$(1.30)	$13.42	13.75%		$1,969	1.75%		1.65%	[j]	(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%	[j]	(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%	[j]	(1.07%	)
12/31/09	7.97	(0.10)	3.59	3.49	-	-	-	11.46	43.79%		2,117	1.66%		N/A		(1.05%	)
12/31/08	14.50	(0.12)	(5.80)	(5.92)	-	(0.61)	(0.61)	7.97	(41.42%	)	1,207	1.65%		N/A		(0.97%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	36%	38%	52%	55%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  156  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$14.16	$(0.02)	$1.92	$1.90	$(0.90)	$(0.90)	$15.16	13.53%		$136,266	0.92%		0.86%	[j]	(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%	[j]	(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a,j]	0.11%	[a]
Class S
12/31/12	$14.14	$(0.03)	$1.91	$1.88	$(0.90)	$(0.90)	$15.12	13.41%		$455,747	1.02%		0.96%	[j]	(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%	[j]	(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
12/31/09	10.14	(0.06)	4.05	3.99	-	-	14.13	39.35%		263,305	0.99%		N/A		(0.51%	)
12/31/08	16.82	0.01	(6.69)	(6.68)	-	-	10.14	(39.71%	)	178,508	0.98%		N/A		0.10%
Class Y
12/31/12	$13.87	$(0.06)	$1.89	$1.83	$(0.90)	$(0.90)	$14.80	13.31%		$58,290	1.16%		1.10%	[j]	(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%	[j]	(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
12/31/09	10.02	(0.07)	3.99	3.92	-	-	13.94	39.12%		86,922	1.13%		N/A		(0.65%	)
12/31/08	16.64	(0.00)[d]	(6.62)	(6.62)	-	-	10.02	(39.78%	)	69,313	1.12%		N/A		(0.03%	)
Class L
12/31/12	$13.58	$(0.08)	$1.84	$1.76	$(0.90)	$(0.90)	$14.44	13.08%		$50,085	1.31%		1.25%	[j]	(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%	[j]	(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
12/31/09	9.88	(0.09)	3.94	3.85	-	-	13.73	38.97%		59,458	1.28%		N/A		(0.80%	)
12/31/08	16.43	(0.02)	(6.53)	(6.55)	-	-	9.88	(39.90%	)	60,124	1.27%		N/A		(0.16%	)
Class A
12/31/12	$13.09	$(0.13)	$1.79	$1.66	$(0.90)	$(0.90)	$13.85	12.80%		$60,764	1.56%		1.50%	[j]	(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%	[j]	(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
12/31/09	9.65	(0.11)	3.84	3.73	-	-	13.38	38.65%		75,428	1.53%		N/A		(1.05%	)
12/31/08	16.09	(0.06)	(6.38)	(6.44)	-	-	9.65	(40.02%	)	60,323	1.52%		N/A		(0.42%	)
Class N
12/31/12	$12.61	$(0.14)	$1.70	$1.56	$(0.90)	$(0.90)	$13.27	12.49%		$479	1.86%		1.80%	[j]	(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%	[j]	(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)
12/31/09	9.43	(0.15)	3.76	3.61	-	-	13.04	38.28%		515	1.83%		N/A		(1.36%	)
12/31/08	15.78	(0.11)	(6.24)	(6.35)	-	-	9.43	(40.24%	)	317	1.82%		N/A		(0.82%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	104%	88%	99%	91%	92%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  157  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.82	$(0.02)	$1.29	$1.27	$-	$-	$11.09	12.93%		$41,706	1.13%	(0.21%	)
12/31/11	10.01	(0.07)	(0.12)	(0.19)	-	-	9.82	(1.90%	)	39,408	1.14%	(0.74%	)
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%	(0.60%	)
12/31/09	5.70	(0.02)	1.81	1.79	-	-	7.49	31.40%		21,869	1.17%	(0.25%	)
12/31/08	10.07	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.70	(43.07%	)	21,210	1.12%	(0.48%	)
Class Y
12/31/12	$9.78	$(0.04)	$1.29	$1.25	$-	$-	$11.03	12.78%		$2,167	1.17%	(0.33%	)
12/31/11	9.96	(0.08)	(0.10)	(0.18)	-	-	9.78	(1.81%	)	2,314	1.17%	(0.80%	)
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%	(0.73%	)
12/31/09	5.68	(0.04)	1.82	1.78	-	-	7.46	31.34%		4,130	1.21%	(0.58%	)
12/31/08	10.05	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.68	(43.10%	)	10,027	1.16%	(0.53%	)
Class L
12/31/12	$9.62	$(0.04)	$1.26	$1.22	$-	$-	$10.84	12.56%		$6,125	1.32%	(0.40%	)
12/31/11	9.83	(0.10)	(0.11)	(0.21)	-	-	9.62	(2.03%	)	5,018	1.32%	(0.99%	)
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%	(0.78%	)
12/31/09	5.63	(0.03)	1.78	1.75	-	-	7.38	31.08%		10,178	1.36%	(0.43%	)
12/31/08	9.96	(0.05)	(4.22)	(4.27)	(0.06)	(0.06)	5.63	(43.08%	)	8,625	1.31%	(0.64%	)
Class A
12/31/12	$9.37	$(0.09)	$1.25	$1.16	$-	$-	$10.53	12.38%		$8,494	1.57%	(0.87%	)
12/31/11	9.58	(0.12)	(0.09)	(0.21)	-	-	9.37	(2.19%	)	9,153	1.57%	(1.20%	)
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%	(1.08%	)
12/31/09	5.51	(0.04)	1.74	1.70	-	-	7.21	30.85%		13,340	1.61%	(0.69%	)
12/31/08	9.78	(0.07)	(4.14)	(4.21)	(0.06)	(0.06)	5.51	(43.26%	)	13,367	1.56%	(0.91%	)
Class N
12/31/12	$9.10	$(0.10)	$1.19	$1.09	$-	$-	$10.19	11.98%		$152	1.87%	(0.97%	)
12/31/11	9.33	(0.14)	(0.09)	(0.23)	-	-	9.10	(2.47%	)	240	1.88%	(1.49%	)
12/31/10	7.04	(0.10)	2.39	2.29	-	-	9.33	32.53%		249	1.87%	(1.33%	)
12/31/09	5.40	(0.06)	1.70	1.64	-	-	7.04	30.37%		159	1.91%	(0.98%	)
12/31/08	9.61	(0.09)	(4.06)	(4.15)	(0.06)	(0.06)	5.40	(43.46%	)	154	1.86%	(1.21%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	105%	94%	98%	120%	129%

c	Per share amount calculated on the average shares method.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  158  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$5.70	$0.17	$0.81	$0.98	$(0.19)	$(0.19)	$6.49	17.29%		$151,060	1.07%	0.99%	[j]	2.86%
12/31/11	7.08	0.15	(1.35)	(1.20)	(0.18)	(0.18)	5.70	(16.84%	)	121,002	1.09%	0.99%	[j]	2.24%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	(0.23)	7.08	5.39%		102,970	1.11%	0.99%	[j]	1.57%
12/31/09	4.98	0.11	1.92	2.03	(0.07)	(0.07)	6.94	40.70%		93,253	1.10%	0.99%	[j]	2.00%
12/31/08	10.50	0.25	(5.77)	(5.52)	-	-	4.98	(52.57%	)	60,987	1.06%	0.99%	[j]	3.02%
Class Y
12/31/12	$5.84	$0.17	$0.83	$1.00	$(0.19)	$(0.19)	$6.65	17.12%		$74	1.17%	1.09%	[j]	2.75%
12/31/11	7.06	0.19	(1.40)	(1.21)	(0.01)	(0.01)	5.84	(17.11%	)	55	1.19%	1.09%	[j]	2.69%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	(0.22)	7.06	5.15%		7,467	1.21%	1.09%	[j]	1.46%
12/31/09	4.97	0.11	1.91	2.02	(0.06)	(0.06)	6.93	40.65%		7,034	1.20%	1.09%	[j]	1.93%
12/31/08	10.49	0.12	(5.64)	(5.52)	-	-	4.97	(52.62%	)	5,478	1.16%	1.09%	[j]	1.83%
Class L
12/31/12	$5.79	$0.20	$0.75	$0.95	$-	$-	$6.74	16.61%		$18	1.32%	1.17%	[j]	3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	(0.07)	5.79	(17.06%	)	2,113	1.34%	1.17%	[j]	2.91%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	(0.22)	7.06	5.06%		33,000	1.36%	1.17%	[j]	1.38%
12/31/09	4.97	0.11	1.90	2.01	(0.05)	(0.05)	6.93	40.55%		32,559	1.35%	1.17%	[j]	1.98%
12/31/08	10.50	0.23	(5.76)	(5.53)	-	-	4.97	(52.67%	)	23,604	1.31%	1.17%	[j]	2.76%
Class A
12/31/12	$5.69	$0.15	$0.80	$0.95	$(0.16)	$(0.16)	$6.48	16.80%		$700	1.57%	1.42%	[j]	2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	(0.15)	5.69	(17.13%	)	873	1.59%	1.42%	[j]	1.99%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	(0.19)	7.05	4.90%		1,296	1.61%	1.42%	[j]	1.17%
12/31/09	4.95	0.11	1.85	1.96	-	-	6.91	39.60%		1,721	1.60%	1.42%	[j]	2.10%
12/31/08	10.48	0.24	(5.77)	(5.53)	-	-	4.95	(52.77%	)	40,897	1.56%	1.42%	[j]	3.00%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	58%	140%	65%	61%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  159  –

MM MSCI EAFE INTERNATIONAL INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.11	$1.84	$1.95	$(0.14)	$(0.01)	$(0.15)	$11.80	19.53%	[b]	$127,538	0.35%	[a]	0.23%	[a],j	2.23%	[a]
Class I
12/31/12[g]	$10.00	$0.11	$1.83	$1.94	$(0.13)	$(0.01)	$(0.14)	$11.80	19.48%	[b]	$120	0.45%	[a]	0.33%	[a],j	2.15%	[a]
Class S
12/31/12[g]	$10.00	$0.10	$1.84	$1.94	$(0.13)	$(0.01)	$(0.14)	$11.80	19.42%	[b]	$137	0.60%	[a]	0.48%	[a],j	1.95%	[a]
Class Y
12/31/12[g]	$10.00	$0.09	$1.84	$1.93	$(0.12)	$(0.01)	$(0.13)	$11.80	19.35%	[b]	$120	0.70%	[a]	0.58%	[a,j]	1.88%	[a]
Class L
12/31/12[g]	$10.00	$0.08	$1.84	$1.92	$(0.11)	$(0.01)	$(0.12)	$11.80	19.26%	[b]	$126	0.85%	[a]	0.73%	[a],j	1.62%	[a]
Class A
12/31/12[g]	$10.00	$0.08	$1.84	$1.92	$(0.11)	$(0.01)	$(0.12)	$11.80	19.20%	[b]	$119	1.00%	[a]	0.88%	[a],j	1.59%	[a]

Year ended December 31 2012
Portfolio turnover rate for all share classes	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  160  –

MASSMUTUAL SELECT OVERSEAS FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$6.26	$0.15	$1.28	$1.43	$(0.12)	$-	$-	$(0.12)	$7.57	23.14%		$255,215	1.16%		0.85%	[j]	2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	-	-	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%	[j]	1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a,j]	(0.04%	)[a]
Class S
12/31/12	$6.26	$0.12	$1.29	$1.41	$(0.09)	$-	$-	$(0.09)	$7.58	22.70%		$155,925	1.45%		1.14%	[j]	1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	-	-	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%	[j]	1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	-	-	(0.10)	7.34	10.97%		276,053	1.19%		1.16%	[j]	1.15%
12/31/09	4.74	0.08	1.90	1.98	-	-	-	-	6.72	41.77%		257,075	1.17%		N/A		1.40%
12/31/08	11.48	0.22	(4.63)	(4.41)	(0.55)	(0.34)	(1.44)	(2.33)	4.74	(39.09%	)	206,904	1.15%		N/A		2.33%
Class Y
12/31/12	$6.23	$0.13	$1.27	$1.40	$(0.09)	$-	$-	$(0.09)	$7.54	22.64%		$66,317	1.50%		1.19%	[j]	1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	-	-	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%	[j]	1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	-	-	(0.10)	7.31	10.97%		83,409	1.24%		1.21%	[j]	1.10%
12/31/09	4.72	0.07	1.90	1.97	-	-	-	-	6.69	41.74%		97,912	1.22%		N/A		1.28%
12/31/08	11.45	0.22	(4.63)	(4.41)	(0.54)	(0.34)	(1.44)	(2.32)	4.72	(39.15%	)	68,982	1.20%		N/A		2.33%
Class L
12/31/12	$6.22	$0.12	$1.29	$1.41	$(0.03)	$-	$-	$(0.03)	$7.60	22.67%		$27,315	1.55%		1.24%	[j]	1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	-	-	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%	[j]	1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	-	-	(0.09)	7.28	10.95%		149,245	1.38%		1.26%	[j]	1.04%
12/31/09	4.70	0.07	1.89	1.96	-	-	-	-	6.66	41.70%		151,443	1.37%		1.27%	[j]	1.41%
12/31/08	11.42	0.21	(4.61)	(4.40)	(0.55)	(0.34)	(1.43)	(2.32)	4.70	(39.21%	)	149,950	1.35%		1.25%	[j]	2.22%
Class A
12/31/12	$6.16	$0.10	$1.26	$1.36	$(0.07)	$-	$-	$(0.07)	$7.45	22.47%		$54,429	1.80%		1.49%	[j]	1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	-	-	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%	[j]	1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	-	-	(0.08)	7.23	10.75%		59,596	1.63%		1.51%	[j]	0.81%
12/31/09	4.68	0.05	1.88	1.93	-	-	-	-	6.61	41.24%		63,979	1.62%		1.52%	[j]	1.03%
12/31/08	11.33	0.15	(4.52)	(4.37)	(0.53)	(0.34)	(1.41)	(2.28)	4.68	(39.25%	)	48,153	1.60%		1.50%	[j]	1.57%
Class N
12/31/12	$6.11	$0.07	$1.26	$1.33	$(0.07)	$-	$-	$(0.07)	$7.37	21.96%		$549	2.10%		1.79%	[j]	1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	-	-	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%	[j]	0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	-	-	7.15	10.34%		238	1.92%		1.81%	[j]	0.37%
12/31/09	4.60	0.04	1.84	1.88	-	-	-	-	6.48	40.87%		963	1.92%		1.82%	[j]	0.79%
12/31/08	11.19	0.15	(4.49)	(4.34)	(0.52)	(0.34)	(1.39)	(2.25)	4.60	(39.45%	)	892	1.90%		1.80%	[j]	1.58%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	39%	55%	40%	61%	63%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  161  –

Performance for Similar Accounts

Similar account performance for some of the subadvisers is provided solely to illustrate that subadviser’s performance in managing portfolios with investment objectives, policies, and investment strategies substantially similar to the Fund managed by the subadviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the subadvisers is no indication of future performance of any of the Funds. In addition, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements, and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MassMutual Select PIMCO Total Return Fund

PIMCO Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by PIMCO for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	3Q ’09,	6.05%	Lowest Quarter:	3Q ’08,	–2.43%

PIMCO Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2012)

The table compares PIMCO’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
PIMCO Composite
Class S*	9.74%	7.27%	6.16%
Class Y*	9.61%	7.10%	6.01%
Class L*	9.53%	7.03%	5.93%
Class A*	4.23%	5.87%	5.30%
Class N*	8.10%	6.62%	5.55%

Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.21%	5.95%	5.18%

* Performance shown is a composite of all portfolios managed by PIMCO with substantially similar investment objectives, policies, and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate PIMCO’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of PIMCO is not indicative of future performance of the Fund.

–  162  –

MM S&P Mid Cap Index Fund

NTI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by NTI for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	3Q ‘09,	19.97%	Lowest Quarter:	4Q ‘08,	–25.61%

NTI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2012)

The table compares NTI’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Northern Trust Global Investments Composite
Class Z*	17.69%	5.01%	10.41%
Class I*	17.57%	4.91%	10.30%
Class S*	17.40%	4.75%	10.13%
Class Y*	17.29%	4.65%	10.03%
Class L*	17.11%	4.49%	9.86%
Class A*	10.22%	3.11%	9.05%

S&P MidCap 400 Index (reflects no deductions for fees, expenses, or taxes)	17.88%	5.15%	10.53%

* Performance shown is a composite of all portfolios with a minimum value of $100 million managed by NTI and, for periods prior to January 31, 2003, its predecessor, Deutsche Bank AG, with substantially similar investment objectives, policies, and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Z expenses. The composite performance is provided solely to illustrate NTI’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of NTI is not indicative of future performance of the Fund.

MM Russell 2000 Small Cap Index Fund

NTI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by NTI for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	2Q ‘03,	23.32%	Lowest Quarter:	4Q ‘08,	–26.07%

–  163  –

NTI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2012)

The table compares NTI’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Northern Trust Global Investments Composite
Class Z*	16.24%	3.51%	9.58%
Class I*	16.12%	3.40%	9.47%
Class S*	15.95%	3.25%	9.31%
Class Y*	15.84%	3.15%	9.20%
Class L*	15.66%	2.99%	9.04%
Class A*	8.85%	1.63%	8.24%

Russell 2000 Index (reflects no deductions for fees, expenses, or taxes)	16.35%	3.56%	9.72%

* Performance shown is a composite of all portfolios with a minimum value of $100 million managed by NTI and, for periods prior to January 31, 2003, its predecessor, Deutsche Bank AG, with substantially similar investment objectives, policies, and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Z expenses. The composite performance is provided solely to illustrate NTI’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of NTI is not indicative of future performance of the Fund.

MM MSCI EAFE International Index Fund

NTI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by NTI for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	2Q ‘09,	25.64%	Lowest Quarter:	3Q ‘08,	–20.66%

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NTI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2012)

The table compares NTI’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
Northern Trust Global Investments Composite
Class Z*	17.49%	-	3.58%	8.31%
Class I*	17.38%	-	3.68%	8.20%
Class S*	17.20%	-	3.82%	8.04%
Class Y*	17.09%	-	3.92%	7.93%
Class L*	16.92%	-	4.06%	7.77%
Class A*	10.03%	-	5.33%	6.98%

MSCI EAFE Index (reflects no deductions for fees or expenses)	17.32%		–3.69%	8.21%

* Performance shown is a composite of all portfolios with a minimum value of $200 million managed by NTI and, for periods prior to January 31, 2003, its predecessor, Deutsche Bank AG, with substantially similar investment objectives, policies, and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Z expenses. The composite performance is provided solely to illustrate NTI’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of NTI is not indicative of future performance of the Fund.

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Index Descriptions

The Barclays U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Citigroup Non-USD World Government Bond Index is a widely recognized, unmanaged market- capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Citigroup World Government Bond Index is a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom Global Allocation Index comprises the S&P 500, FTSE World (ex-U.S.), BofA Merrill Lynch Current 5-Year U.S. Treasury, and Citigroup Non-USD World Government Bond Indexes. The weightings of each index are 36%, 24%, 24%, and 16%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Financial Times Stock Exchange (FTSE) World Index is a broad-based capitalization-weighted index comprised of 2,458 equities from 35 countries in 4 regions, including the United States. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) is an unmanaged capitalization-weighted index comprised of 1,844 companies in 34 countries, excluding the United States. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index is a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell Midcap Value Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED APRIL 1, 2013, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORTS AS OF DECEMBER 31, 2012 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N	Class Z	Class I
MassMutual Select PIMCO Total Return Fund	MSPSX	MSPHX	MSPLX	MSPGX	MSPNX	MSPZX
MassMutual Select Strategic Bond Fund	MBSSX	MBSYX	MSBLX	MSBAX	MSBNX
MassMutual Select BlackRock Global Allocation Fund	MGSSX	MGSYX	MGSLX	MGJAX
MassMutual Select Diversified Value Fund	MDVSX	MDVYX	MDDLX	MDDAX	MDVNX
MassMutual Select Fundamental Value Fund	MVUSX	MFUYX	MFULX	MFUAX	MFUNX	MFUZX
MassMutual Select Large Cap Value Fund	MLVSX	MMLYX	MLVLX	MMLAX	MLVNX
MM S&P 500® Index Fund	MMIEX	MIEYX	MMILX	MIEAX	MMINX	MMIZX	MIEZX
MassMutual Select Focused Value Fund	MFVSX	MMFYX	MMFVX	MFVAX	MFVNX	MFVZX
MassMutual Select Fundamental Growth Fund	MOTCX	MOTYX	MOTLX	MOTAX	MOTNX
MassMutual Select Blue Chip Growth Fund	MBCSX	MBCYX	MBCLX	MBCGX	MBCNX
MassMutual Select Growth Opportunities Fund	MGRSX	MAGYX	MAGLX	MMAAX	MMANX	MMAZX
MassMutual Select Mid-Cap Value Fund	MLUSX	MLUYX	MLULX	MLUAX	MLUNX	MLUZX
MassMutual Select Small Cap Value Equity Fund	MMQSX	MMQYX	MMQLX	MMQAX	MMQNX
MassMutual Select Small Company Value Fund	MSVSX	MMVYX	MMYLX	MMYAX	MSVNX	MSVZX
MM S&P® Mid Cap Index Fund	MDKSX	MDKYX	MDKLX	MDKAX		MDKZX	MDKIX
MM Russell 2000® Small Cap Index Fund	MCJSX	MCJYX	MCJLX	MCJAX		MCJZX	MCJIX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX	MEFYX	MMELX	MEFAX	MEFNX	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGSX	MSCYX	MSGLX	MMGEX	MSGNX	MSGZX
MassMutual Select Small Company Growth Fund	MSCSX	MMCYX	MMCLX	MRWAX	MMCNX
MassMutual Select Diversified International Fund	MMZSX	MMZYX	MMZLX	MMZAX
MM MSCI EAFE® International Index Fund	MKRSX	MKRYX	MKRLX	MKRAX		MKRZX	MKRIX
MassMutual Select Overseas Fund	MOSSX	MOSYX	MOSLX	MOSAX	MOSNX	MOSZX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated April 1, 2013

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 22 diversified series of the Trust: (1) MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”), (2) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (3) MassMutual Select BlackRock Global Allocation Fund (“BlackRock Global Allocation Fund”), (4) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (5) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (6) MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) (7) MM S&P 500® Index Fund (formerly known as MassMutual Select Indexed Equity Fund) (“S&P 500 Index Fund”), (8) MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (11) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (12) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (13) MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”), (14) MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”), (15) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (16) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (17) MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), (18) MassMutual Select Diversified International Fund (“Diversified International Fund”), (19) MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”), and (20) MassMutual Select Overseas Fund (“Overseas Fund”); and two non-diversified series of Trust: (1) MassMutual Select Focused Value Fund (“Focused Value Fund”) and (2) MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 36 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the PIMCO Total Return Fund is Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660. The subadvisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 E. Colorado Boulevard, Pasadena, California 91101, and Western Asset Management Company Limited (“Western Asset Limited”), located at 10 Exchange Square, Primrose Street, London EC 2A2EN, United Kingdom. The subadviser for the BlackRock Global Allocation Fund is BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540. The subadvisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111. The subadviser for the Fundamental Value Fund is Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, Massachusetts 02210. The subadvisers for the Large Cap Value Fund are Columbia Management Investment Advisers, LLC (“Columbia Management”), located at 225 Franklin Street, Boston, Massachusetts 02110, and Huber Capital Management, LLC (“Huber Capital Management”), located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245. The subadviser for the S&P 500 Index Fund is Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603. The subadviser for the Focused Value Fund is Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602. The subadviser for the Fundamental Growth Fund is Wellington Management. The subadviser for the Blue Chip Growth Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, and Delaware Management Company (“DMC”), located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The subadvisers for the Mid-Cap Value Fund are NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas

75201, and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666. The subadvisers for the Small Cap Value Equity Fund are Wellington Management and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. The subadvisers for the Small Company Value Fund are Federated Clover Investment Advisors (“Federated Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price, and EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The subadviser for the S&P Mid Cap Index Fund is NTI. The subadviser for the Russell 2000 Small Cap Index Fund is NTI. The subadvisers for the Mid Cap Growth Equity II Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110. The subadvisers for the Small Cap Growth Equity Fund are Wellington Management, Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, and Timberline Asset Management LLC (“Timberline”), located at 805 SW Broadway, Portland, Oregon 97205. Timberline does business in the State of California as Timberline Asset Managers LLC. The subadvisers for the Small Company Growth Fund are The Boston Company Asset Management, LLC (“The Boston Company”), located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108 and Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The subadviser for the Diversified International Fund is J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017. The subadviser for the MSCI EAFE International Index Fund is NTI. The subadvisers for the Overseas Fund are J.P. Morgan, Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, and Harris.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Investments in the Select Cayman Fund

In order to earn qualifying income under applicable tax rules from commodities and commodities-related investments, the BlackRock Global Allocation Fund may invest up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”); the Select Cayman Fund is a wholly-owned and controlled subsidiary of the BlackRock Global Allocation Fund, which seeks to invest primarily in commodities-related investments. BlackRock, the BlackRock Global Allocation Fund’s subadviser, is the investment adviser for the Select Cayman Fund. The Select Cayman Fund (unlike the BlackRock Global Allocation Fund) may invest without limitation in commodities-related investments. The Select Cayman Fund is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors (all of whom are currently employees of MassMutual). The BlackRock Global Allocation Fund is the sole shareholder of the Select Cayman Fund, and shares of the Select Cayman Fund are not sold or offered to other investors.

State Street Bank and Trust Company (“State Street”) provides administrative services to the Select Cayman Fund. The Select Cayman Fund has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the BlackRock Global Allocation Fund.

The financial statements of the Select Cayman Fund will be consolidated with the Trust’s Annual and Semiannual Reports provided to shareholders. The Trust’s Annual and Semiannual Reports are distributed to shareholders.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in the BlackRock Global Allocation Fund’s Prospectus and this SAI and could adversely affect the BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, BlackRock Global Allocation Fund shareholders would likely experience decreased investment returns. However, the Select Cayman Fund has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that provides that, in accordance with section 6 of the Tax Concessions Law (1999 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Select Cayman Fund or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Select Cayman Fund, or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Select Cayman Fund to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Select Cayman Fund.

The Select Cayman Fund has appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as agent in the United States for service of process in any suit, action, or proceeding before the Securities and Exchange Commission (“SEC”) or any appropriate court.

See “Taxation” below for a discussion of special U.S. federal income tax considerations related to the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund.

Commodities-Related Investments.    The Select Cayman Fund may hold investments in issuers with significant exposures to commodities, including, without limitation, exchange-traded funds, and through these investments may be exposed to the risks of investing in commodities. In addition, the Select Cayman Fund may, but will not necessarily, invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include, by way of example, futures contracts, options, swaps, asset-based securities, and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, electricity, steel, timber, agricultural products, precious metals (e.g., gold, silver, platinum, and palladium), livestock, industrial metals, and other resources.

Specific commodities, and commodities in general, have at times been subject to high degrees of price volatility over short periods of time and commodity values may be affected by, among other things, unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries; energy conservation; changes in the costs of discovering, developing, refining, transporting, and storing commodities;

the success of commodity exploration projects; tax and other government regulations; temporary or long term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity; and natural phenomena such as drought, floods, and other adverse weather conditions and livestock disease. In addition, commodity prices may experience high degrees of volatility in response to actual or anticipated changes in economic and market conditions generally or as a result of speculation by investors generally. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund

Tracking Error.    There are several reasons why the performance of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund may not track its respective index exactly. Unlike the indexes, the Funds incur administrative expenses and transaction costs in trading stocks. In addition, the composition of the indexes and each Fund’s portfolio may occasionally diverge. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Funds. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause a Fund’s performance to deviate from the “fully invested” index. The Funds’ subadviser, NTI, seeks a correlation of 95% or better between the performance of each Fund, before expenses, and its respective index. A figure of 100% would indicate perfect correlation.

Disclaimer.    The S&P 500 Index Fund and S&P Mid Cap Index Fund are not sponsored, endorsed, sold, or promoted by Standard & Poor’s Financial Services LLC (“S&P®” or “Standard & Poor’s®”), its affiliates or its third party licensors. Neither S&P, its affiliates nor their third party licensors make any representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, S&P Mid Cap Index Fund, or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund or S&P Mid Cap Index Fund particularly or the ability of the S&P 500 Index or S&P MidCap 400 Index (each, an “Index”) to track general market performance. S&P’s and its third party licensors’ only relationship to the S&P 500 Index Fund and S&P Mid Cap Index Fund is the licensing of the respective Index and certain trademarks, service marks and/or trade names of S&P, its affiliates and/or their third party licensors. The respective Index is determined, composed, and calculated by S&P or its third party licensors without regard to the S&P 500 Index Fund and S&P Mid Cap Index Fund. S&P and its third party licensors have no obligation to take the needs of the S&P 500 Index Fund or S&P Mid Cap Index Fund or the owners of the S&P 500 Index Fund or S&P Mid Cap Index Fund into consideration in determining, composing, or calculating the respective Index. Neither S&P nor its third party licensors are responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or S&P Mid Cap Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or S&P Mid Cap Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund or S&P Mid Cap Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P 500 Index Fund or S&P Mid Cap Index Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE RESPECTIVE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO

ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE TRADEMARKS, SERVICE MARKS, TRADE NAMES, THE RESPECTIVE INDEX, AND/OR ANY DATA INCLUDED IN THE RESPECTIVE INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE MSCI EAFE INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY MASSMUTUAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

Certain of the Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade, and invest for their own account in the types of securities in which the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund may invest and may have deposit, loan, and commercial banking relationships with the issuers of securities purchased by the Funds.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. A Fund may hold a portion of its assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. A Fund may also hold a portion of its assets in cash as part of the Fund’s investment program or asset allocation strategy, in amounts considered appropriate by the Fund’s investment adviser or subadviser. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may enter into cleared derivatives transactions. Certain clearinghouses currently offer clearing for a limited number of types of derivatives transactions, including principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Under the Dodd-Frank Act, many other types of derivatives transactions will be required to be cleared in the future. It is expected that market participants will experience new and/or additional regulations, requirements, compliance burdens, and associated costs in connection with cleared derivatives. In connection with cleared derivatives transactions, a Fund will likely be required to comply with margin requirements meeting minimum levels set by clearing organizations, and may be required to reserve against its liabilities. The margin required by a clearinghouse may be greater than the margin a Fund would be required to post in an uncleared transaction. New position limits (which may apply to all clients of an investment adviser or subadviser collectively and to both cleared and uncleared transactions) may limit the ability of a Fund to enter into derivatives transactions. The clearing requirement will likely increase the cost of a Fund’s derivatives transactions and may limit the availability to a Fund of derivatives contracts that it might otherwise wish to use. Because the clearing requirement is new and related regulations are still under development, it is not possible to predict with accuracy the effect of the clearing requirement on Fund’s operations.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract frequently has no margin requirement, and no commissions are charged for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a

Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, limit a Fund’s ability to make certain investments or to pursue certain strategies, and potentially adversely affect a Fund’s total return.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities

(or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade over-the-counter, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment typically involves the buyout by a financial institution of one or more securities or other assets (the “underlying instruments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the investment adviser or subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange-Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing, and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value (“NAV”), but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Austerity measures and other fiscal or monetary actions imposed on, or undertaken by, countries in the EMU may affect the credit standing of those countries and of governmental and private issuers in those countries, and their abilities to meet their obligations. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the values of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser, and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts

(interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P or Moody’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “lower-rated debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other lower-rated debt securities.)

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a

Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of lower-rated debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for lower-rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund so to qualify.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. The conservatorship has no specified termination date. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade fixed income securities. The collateral may include many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing, and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent T. Rowe Price from investing the assets of the Blue Chip Growth Fund, Mid Cap Growth Equity II Fund, or Small Company Value Fund, respectively, into money market funds managed by T. Rowe Price pursuant to applicable SEC exemptive orders or a Fund from investing its assets in money market funds in compliance with the 1940 Act.

T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The Funds subadvised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable NAV of $1.00 per share.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the PIMCO Total Return Fund, Strategic Bond Fund, and Small Company Growth Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the PIMCO Total Return Fund, Strategic Bond Fund, and Small Company Growth Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the PIMCO Total Return Fund’s portfolio, Strategic Bond Fund’s portfolio, and Small Company Growth Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that each such Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper, and short-term corporate debt instruments described in the following paragraphs are not applicable to the Large Cap Value Fund, Focused Value Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, and Small Company Growth Fund.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase at least “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-3” by Moody’s or “A-3” by S&P for the PIMCO Total Return Fund, Strategic Bond Fund, and BlackRock Global Allocation Fund), or, if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year (this restriction does not apply to the BlackRock Global Allocation Fund) that are rated, except for the PIMCO Total Return Fund, Strategic Bond Fund, and BlackRock Global Allocation Fund, at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city, and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”), and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Trade Claims

Certain of the Funds may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadvisers may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodians (State Street or Brown Brothers Harriman & Co., as applicable), the Funds’ sub-administrator (State Street), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, providers of portfolio analysis tools, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds, the Funds’ investment adviser, or the Funds’ subadvisers may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MassMutual, or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) with the exception of the Focused Value Fund and Growth Opportunities Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund, except to the extent the Index is so concentrated.

(c) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)  with the exception of the PIMCO Total Return Fund and BlackRock Global Allocation Fund, sell securities short, but reserves the right to sell securities short against the box.

(3)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(4)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

None of the foregoing fundamental or non-fundamental investment restrictions will limit the investment by the BlackRock Global Allocation Fund in any subsidiary of the Fund. The Blackrock Global Allocation Fund currently expects that it will consider the investments of the Select Cayman Fund to be investments of the Fund directly for purposes of meeting any applicable limitations on the Blackrock Global Allocation Fund’s investments in any single industry and for purposes of determining its compliance with the diversification requirements under the 1940 Act; in addition, to the extent the Select Cayman Fund borrows money, the Blackrock Global Allocation Fund will consider such borrowings to be borrowings by the Blackrock Global Allocation Fund directly for purposes of meeting any express limitation on the ability of the Fund to borrow money.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of ten Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual and Barrow Hanley, BlackRock, Brandywine Global, Columbia Management, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, Huber Capital Management, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Timberline, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings.

The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Chairman since 2010
Trustee since 1996
Trustee of 91 portfolios in fund complex

Retired; Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 2003
Trustee of 91 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2012
Trustee of 91 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2012
Trustee of 91 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 2003
Trustee of 91 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1996
Trustee of 127 portfolios in fund complex[1]

Retired; Consultant (1999-2009); Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2012
Trustee of 91 portfolios in fund complex

President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation; Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

1	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2009
Trustee of 93 portfolios in fund complex[2]

Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Robert E. Joyal[3]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 2003
Trustee of 93 portfolios in fund complex[2]

Retired; Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2008
Trustee of 91 portfolios in fund complex

Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC; Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

2	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.
3	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
4	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2009 Officer of 91 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2001 Officer of 91 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2006 Officer of 91 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2007 Officer of 91 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2006 Officer of 91 portfolios in fund complex	President of the Trust

Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory, and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

C. Ann Merrifield—As a trustee of a healthcare organization, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory, and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and an MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met five times during 2012.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair, El-Hage, and Hunter and Msses. Furman and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During 2012, the Audit Committee met five times.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee, but rather meetings are held as appropriate. During 2012, the Nominating Committee met once. The Nominating

Committee (a) identifies individuals qualified to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; (e) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (f) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; and (g) annually reviews the compensation of the Independent Trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During 2012, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal, and Marshall and Msses. Furman, Merrifield, and Sarsynski. During 2012, the Governance Committee met once. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts, and (iii) to consider the retirement policies of the Board.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2012.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	$10,001-$50,000
Maria D. Furman	None	$10,001-$50,000
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2012, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Mr. Marshall, $10,001-$50,000; and Ms. Sarsynski, over $100,000.

As of March 4, 2013, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2012, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2013, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $13,950 per quarter plus a fee of $2,700 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2012 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,700 per quarter plus a fee of $2,700 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee was paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2012 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Richard H. Ayers	N/A	$176,235	$333,445
Allan W. Blair	$62,712	N/A	$139,360
Nabil N. El-Hage	N/A	$68,333	$151,851
Maria D. Furman	N/A	$66,950	$168,781
R. Alan Hunter, Jr.	$66,330	$43,406	$209,607
Robert E. Joyal	N/A	$133,183	$245,463
F. William Marshall, Jr.	$63,315	$1,459	$378,332
C. Ann Merrifield	$60,300	N/A	$134,000
Elaine A. Sarsynski[1]	$0	$0	$0
Susan B. Sweeney	$62,712	N/A	$200,360

1	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 4, 2013, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select PIMCO Total Return Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	90.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	9.18%

Class L	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	55.49%

	MassMutual 1295 State Street Springfield, MA 01111	38.20%

	Stillwater Mining Company 401(k) Plans c/o State Street Bank 200 Clarendon Street Boston, MA 02116	6.32%

Class N	MassMutual 1295 State Street Springfield, MA 01111	81.86%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.14%

Class S	MassMutual 1295 State Street Springfield, MA 01111	51.12%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	48.67%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	82.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.90%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Z	Elevator Constructors Annuity & 401(k) Retirement Plan c/o State Street Bank 200 Clarendon Street Boston, MA 02116	41.19%

	MassMutual 1295 State Street Springfield, MA 01111	40.57%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.43%

MassMutual Select Strategic Bond Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	88.89%

Class L	MassMutual 1295 State Street Springfield, MA 01111	88.70%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	9.61%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	45.79%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	16.76%

	MassMutual RetireSMARTSM Conservative Fund 200 Clarendon Street Boston, MA 02116	14.20%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	7.22%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	80.09%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.86%

MassMutual Select BlackRock Global Allocation Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	71.74%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.39%

	SEI Private Trust Company c/o State Street Bank ID571 FBO A/C 4738240 Mahle Industries Inc Non-Qual Def Plan One Freedom Valley Drive Oaks, PA 19456	8.88%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Mac & Co. Account-PWFK Mutual Fund Operations 1032002 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	87.17%

	L & F Indemnity Limited Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda HM08	8.59%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.17%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.83%

MassMutual Select Diversifed Value Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.71%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.51%

Class L	MassMutual 1295 State Street Springfield, MA 01111	72.84%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	27.16%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	27.85%

	Elevator Constructors Annuity & 401(k) Retirement Plan 19 Campus Blvd. #200 Newton Square, PA 19073	34.60%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.82%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	95.48%

MassMutual Select Fundamental Value Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	74.42%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.45%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	58.20%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	29.99%

	Board of Trustees Stationary Engineers Local 39 Annuity Trust 337 Valencia Street San Francisco, CA 94103	11.37%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	85.72%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.21%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	70.89%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	27.86%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	66.37%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	6.18%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	6.16%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	5.46%

MassMutual Select Large Cap Value Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	82.24%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.10%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.58%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	84.58%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	79.37%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.02%

MM S&P 500 Index Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	55.26%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	42.22%

Class L	MassMutual 1295 State Street Springfield, MA 01111	73.38%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	24.07%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	60.55%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.35%

	Norwest Bank Colorado TR Savings & Supplemental Retirement Plan of Novant Heatlth Systems, Inc 8515 E. Orchard Road 2T2 Engelwood, CO 80111.	18.59%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	53.54%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	45.52%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	78.00%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.58%

Class I	MassMutual 1295 State Street Springfield, MA 01111	73.95%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.77%

MassMutual Select Focused Value Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	66.15%

Class	Name and Address of Beneficial Owner	Percent of Class
	NFS LLC FEBO Robert Levy NFS/FMTC IRA 2 N. Lasalle Street, Suite 500 Chicago, IL 60602	16.65%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.58%

Class L	MassMutual 1295 State Street Springfield, MA 01111	86.02%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.72%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	91.65%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.36%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	75.66%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.87%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	45.37%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	10.49%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	8.90%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	7.90%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	7.26%

MassMutual Select Fundamental Growth Fund9

Class	Name and Address of Beneficial Owner
Class A	MassMutual 1295 State Street Springfield, MA 01111	82.90%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.02%

Class L	MassMutual 1295 State Street Springfield, MA 01111	85.46%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.54%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	20.12%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	15.07%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	15.03%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	13.30%

Class	Name and Address of Beneficial Owner
	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	11.64%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	11.20%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	63.99%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	34.76%

MassMutual Select Blue Chip Growth Fund10

Class	Name and Address of Beneficial Owner
Class A	MassMutual 1295 State Street Springfield, MA 01111	62.67%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	32.72%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.40%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	73.49%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.71%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	58.48%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	41.19%

MassMutual Select Growth Opportunities Fund11

Class	Name and Address of Beneficial Owner
Class A	MassMutual 1295 State Street Springfield, MA 01111	65.04%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	32.33%

Class L	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	51.48%

	MassMutual 1295 State Street Springfield, MA 01111	48.10%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	92.72%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.89%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	64.46%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	34.69%

Class Z	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	35.26%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	12.25%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	12.22%

Class	Name and Address of Beneficial Owner
	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	10.82%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	9.47%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	9.10%

MassMutual Select Mid-Cap Value Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	57.74%

	MassMutual 1295 State Street Springfield, MA 01111	39.92%

Class L	MassMutual 1295 State Street Springfield, MA 01111	81.02%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.98%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	98.07%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	72.68%

	MassMutual 1295 State Street Springfield, MA 01111	27.32%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Z	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	17.02%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	16.20%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	16.02%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	15.50%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	10.55%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.96%

MassMutual Select Small Cap Value Equity Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	78.04%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.89%

Class L	MassMutual 1295 State Street Springfield, MA 01111	81.51%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.49%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	37.49%

	Elevator Constructors Annuity & 401(k) Retirement 19 Campus Blvd. #200 Newton Square, PA 19073	24.61%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	7.27%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	6.95%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	6.17%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	6.08%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	87.16%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.84%

MassMutual Select Small Company Value Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.87%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.34%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	74.68%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.38%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	86.33%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.44%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	76.84%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.69%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	45.44%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	43.19%

MM S&P Mid Cap Index Fund15

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	70.13%

	MassMutual 1295 State Street Springfield, MA 01111	21.70%

Class	Name and Address of Beneficial Owner	Percent of Class
	SEI Private Trust Company C/O ID 571 State Street FBO 4744076 Thomaston Savings Bank 1 Freedom Valley Drive Oaks, PA 19456	7.34%

Class L	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	57.00%

	MassMutual 1295 State Street Springfield, MA 01111	43.00%

Class S	MassMutual 1295 State Street Springfield, MA 01111	83.54%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.46%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	61.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	38.27%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	47.17%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	9.48%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	9.17%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	9.02%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	8.97%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	6.04%

Class I	MassMutual 1295 State Street Springfield, MA 01111	99.64%

MM Russell 2000 Small Cap Index Fund16

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	82.39%

	MassMutual 1295 State Street Springfield, MA 01111	17.61%

Class L	MassMutual 1295 State Street Springfield, MA 01111	57.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	42.27%

Class S	MassMutual 1295 State Street Springfield, MA 01111	66.19%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	33.81%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	91.18%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.82%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Z	MassMutual 1295 State Street Springfield, MA 01111	40.74%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	11.31%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	11.17%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	9.68%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	9.08%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	7.57%

Class I	MassMutual 1295 State Street Springfield, MA 01111	98.94%

MassMutual Select Mid Cap Growth Equity II Fund17

Class	Name and Address of Beneficial Owner
Class A	MassMutual 1295 State Street Springfield, MA 01111	75.50%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	20.96%

Class L	MassMutual 1295 State Street Springfield, MA 01111	82.36%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	15.98%

Class	Name and Address of Beneficial Owner
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	77.35%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	20.47%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	62.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	36.46%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	44.08%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	33.03%

MassMutual Select Small Cap Growth Equity Fund18

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	81.16%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.58%

Class L	MassMutual 1295 State Street Springfield, MA 01111	86.11%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.83%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Mac & Co. Account-PWFK Mutual Fund Operations 1034002 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	48.88%

	MassMutual 1295 State Street Springfield, MA 01111	46.60%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	78.41%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.46%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	78.55%

MassMutual Select Small Company Growth Fund19

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	86.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.92%

Class L	MassMutual 1295 State Street Springfield, MA 01111	71.65%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.50%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	33.15%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.58%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	10.07%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	9.70%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	8.56%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	8.21%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	6.64%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.20%

MassMutual Select Diversified International Fund20

Class	Name and Address of Beneficial Owner
Class A	MassMutual 1295 State Street Springfield, MA 01111	85.41%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Elevator Constructors Annuity & 401(k) Retirement Plan 19 Campus Blvd. #200 Newton Square, PA 19073	58.71%

Class	Name and Address of Beneficial Owner
	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	7.47%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	7.13%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	6.69%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	6.63%

Class Y	SEI Private Trust Company C/O State Street Bank & Trust ID 571 FBO 4741397 One Freedom Valley Drive Oaks, PA 19456	66.06%

	MassMutual 1295 State Street Springfield, MA 01111	33.94%

MM MSCI EAFE International Index Fund

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	84.23%

	MassMutual 1295 State Street Springfield, MA 01111	15.77%

Class L	MassMutual 1295 State Street Springfield, MA 01111	95.75%

Class S	MassMutual 1295 State Street Springfield, MA 01111	61.09%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	38.86%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.67%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.33%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	16.28%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	15.21%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	15.05%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	14.27%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	13.74%

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	10.17%

Class I	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Overseas Fund21

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	71.94%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.48%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	84.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.02%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	84.84%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.69%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	82.21%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.32%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	37.67%

	MassMutual RetireSMARTSM Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	11.50%

	MassMutual RetireSMARTSM 2030 Fund 200 Clarendon Street Boston, MA 02116	10.86%

	MassMutual RetireSMARTSM 2020 Fund 200 Clarendon Street Boston, MA 02116	10.17%

	MassMutual RetireSMARTSM Moderate Fund 200 Clarendon Street Boston, MA 02116	10.12%

Class	Name and Address of Beneficial Owner	Percent of Class

	MassMutual RetireSMARTSM 2040 Fund 200 Clarendon Street Boston, MA 02116	7.23%

[1]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 71.39% of MassMutual Select PIMCO Total Return Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 67.40% of MassMutual Select Strategic Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of March 4, 2013, Mac & Co., 525 William Penn Place, Pittsburgh, PA 15230, owned 80.71% of MassMutual Select BlackRock Global Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Mac & Co. Mac & Co. is organized under the laws of Pennsylvania.

[4]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, and Elevator Constructors Annuity & 401(k) Retirement Plan, 19 Campus Blvd #200, Newton Square, PA, 19073 owned 37.32% and 28.97%, respectively, of MassMutual Select Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Elevator Constructors Annuity & 401(k) Retirement Plan. MassMutual is organized under the laws of Massachusetts. Elevator Constructors Annuity & 401(k) Retirement Plan is organized under the laws of Pennsylvania.

[5]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.68% of MassMutual Select Fundamental Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[6]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 84.77% of MassMutual Select Large Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 65.91% of MM S&P 500 Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[8]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.28% of MassMutual Select Focused Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[9]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 39.24% of MassMutual Select Fundamental Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[10]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 78.27% of MassMutual Select Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[11]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 66.62% of MassMutual Select Growth Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 43.54% of MassMutual Select Mid-Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 41.50% of MassMutual Select Small Cap Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[14]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 77.91% of MassMutual Select Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[15]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 47.12% of MM S&P Mid Cap Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[16]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 41.20% of MM Russell 2000 Small Cap Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[17]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 71.59% of MassMutual Select Mid Cap Growth Equity II Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[18]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 60.69% of MassMutual Select Small Cap Growth Equity Fund and therefore each may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[19]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 46.83% of MassMutual Select Small Company Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[20]

As of March 4, 2013, Elevator Constructors Annuity & 401(k) Retirement Plan, 19 Campus Boulevard, #200, Newton Square, PA 19073, owned 58.38% of MassMutual Select Diversified International Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Elevator Constructors Annuity & 401(k) Retirement Plan. Elevator Constructors Annuity & 401(k) Retirement Plan is organized under the laws of Pennsylvania.

[21]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111, owned 61.97% of MassMutual Select Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

The Advisory Agreement with each Fund may be terminated by the Board or by MassMutual without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, and MassMutual RetireSMARTSM 2050 Fund, which are series of the Trust; MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Barings Dynamic Allocation Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small/Mid Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds® Core Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML China Fund, MML Equity Fund, MML High Yield Fund, MML Inflation- Protected and Income Fund, MML Managed Bond Fund, MML Money Market Fund, MML Short-Duration Bond Fund, MML Small/Mid Cap Equity Fund, and MML Strategic Emerging Markets Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund
PIMCO Total Return Fund	0.35% on the first $3 billion; and 0.32% on any excess over $3 billion
Strategic Bond Fund	0.55% on the first $200 million; and 0.45% on any excess over $200 million
BlackRock Global Allocation Fund	0.80% on the first $750 million; and 0.75% on any excess over $750 million
Diversified Value Fund	0.500% on the first $400 million; and 0.475% on any excess over $400 million
Fundamental Value Fund	0.650% on the first $1.25 billion; 0.625% on the next $250 million; and 0.600% on any excess over $1.5 billion
Large Cap Value Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million
S&P 500 Index Fund	0.10% on the first $2.5 billion; 0.08% on the next $2.5 billion; and 0.05% on any excess over $5 billion
Focused Value Fund	0.69% on the first $1 billion; and 0.64% on any excess over $1 billion
Fundamental Growth Fund	0.65%
Blue Chip Growth Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million
Growth Opportunities Fund	0.73% on the first $500 million; and 0.70% on any excess over $500 million
Mid-Cap Value Fund	0.70% on the first $350 million; and 0.65% on any excess over $350 million
Small Cap Value Equity Fund	0.75% on the first $350 million; and 0.70% on any excess over $350 million
Small Company Value Fund	0.85% on the first $750 million; and 0.80% on any excess over $750 million
S&P Mid Cap Index Fund	0.10%
Russell 2000 Small Cap Index Fund	0.10%
Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and 0.70% on any excess over $2 billion
Small Cap Growth Equity Fund	0.82% on the first $1 billion; and 0.80% on any excess over $1 billion
Small Company Growth Fund	0.85% on the first $350 million; and 0.80% on any excess over $350 million
Diversified International Fund	0.90% on the first $250 million; and 0.88% on any excess over $250 million
MSCI EAFE International Index Fund	0.10%
Overseas Fund	1.000% on the first $750 million; 0.975% on the next $500 million; and 0.950% on any excess over $1.25 billion

Subadvisers

BlackRock serves as subadviser for the BlackRock Global Allocation Fund. BlackRock also provides subadvisory services for the MML Income & Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Brandywine Global and Loomis Sayles both act as subadvisers for the Diversified Value Fund. Brandywine Global is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles also provides subadvisory services for the MML Equity Fund, a series of MML Series Investment Fund II, a registered, open-end investment company for which MassMutual serves as investment adviser.

J.P. Morgan also serves as a subadviser for the Diversified International Fund.

Western Asset and Western Asset Limited serve as subadvisers for the Strategic Bond Fund. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Wellington Management and Barrow Hanley both act as subadvisers for the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, a global financial services group based in London, comprised of approximately 9 independent asset management firms.

Wellington Management, Waddell & Reed, and Timberline each act as subadvisers for the Small Cap Growth Equity Fund and are registered with the SEC as investment advisers. Each subadviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed also both provide subadvisory services for the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management also serves as subadviser for the Fundamental Value Fund and Fundamental Growth Fund. Wellington Management also provides subadvisory services for the MML Fundamental Value Fund and MML Fundamental Growth Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

PIMCO serves as subadviser for the PIMCO Total Return Fund. PIMCO also provides subadvisory services for the MML PIMCO Total Return Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

NTI serves as subadviser for the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI also provides subadvisory services for the MML

Equity Index Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Columbia Management and Huber Capital Management both act as subadvisers for the Large Cap Value Fund. Columbia Management is a wholly-owned subsidiary of Ameriprise Financial, Inc. Huber Capital Management is a 100% employee owned investment advisory firm.

Harris serves as subadviser for the Focused Value Fund. Harris also provides subadvisory services for the MML Focused Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

NFJ and Systematic both act as subadvisers for the Mid-Cap Value Fund. Systematic was founded in 1982, as a registered investment adviser with the SEC pursuant to the Advisers Act, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to Affiliated Managers Group, Inc. (“AMG”), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic, a Delaware limited partnership, on April 10, 1995. AMG holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJLP Holdings LLC, with the remaining equity spread between ten active senior members of Systematic. Systematic operates independently as a separate, autonomous affiliate of AMG. Systematic’s Managing Partners retain complete control of the investment philosophy and process, as well as comprehensive management of the firm.

NFJ is a direct subsidiary of Allianz Global Investors US LLC (“AGI US”) and is organized as a Delaware limited liability company. AGI US is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI US provides oversight with respect to the investment management services provided by NFJ. AGI US also provides best-in-class services across non-investment related functions.

Sands Capital and DMC both act as subadvisers for the Growth Opportunities Fund. DMC, a series of Delaware Management Business Trust, is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie company guarantees or will guarantee the performance of the Growth Opportunities Fund, the repayment of capital from the Fund or any particular rate of return.

Frontier and T. Rowe Price both act as subadvisers for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price also provides subadvisory services for the Blue Chip Growth Fund, which is also series of the Trust; and the MML Equity Income Fund, MML Blue Chip Growth Fund, MML Mid Cap Growth Fund, and MML Small Company Value Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Federated Clover, T. Rowe Price, and Earnest Partners each act as subadvisers for the Small Company Value Fund. Federated Clover is a division of Federated Global Investment Management Corp. Federated

Advisory Services Company, an affiliate of Federated Clover, provides research, quantitative analysis, equity trading, and transaction settlement and certain support services to Federated Clover as contemplated in Federated Clover’s Investment Subadvisory Agreement with MassMutual on behalf of the Fund. The fee for these services is paid by Federated Clover and not by MassMutual or the Fund.

The Boston Company and Eagle both act as subadvisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

J.P. Morgan, Harris, and MFS each act as subadvisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS also provides subadvisory services for the MML Global Fund and MML Growth & Income Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

The Funds’ subadvisory fees are paid by MassMutual out of the Advisory Fees previously disclosed above.

Organization and Management of the Select Cayman Fund

The BlackRock Global Allocation Fund may gain exposure to certain commodities-related investments by investing up to 25% of its total assets in the Select Cayman Fund. The Select Cayman Fund expects to invest primarily in commodities-related investments.

The Select Cayman Fund is a company organized under the laws of the Cayman Islands, whose registered office is located in the Cayman Islands. The Select Cayman Fund’s affairs are overseen by its own board of directors. BlackRock serves as investment adviser to the Select Cayman Fund. State Street provides administrative services to the Select Cayman Fund. The Select Cayman Fund has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the BlackRock Global Allocation Fund.

Administrator and Sub-Administrator

MassMutual has entered into administrative services agreements (the “Administrative Services Agreements”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. MassMutual has entered into a sub-administration agreement with State Street. As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

Fund	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
PIMCO Total Return Fund	0.0200%	None	0.1700%	0.2900%	0.3700%	0.2200%	0.2200%
Strategic Bond Fund	None	None	0.0500%	0.1000%	0.2500%	0.2500%	0.3000%
BlackRock Global Allocation Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	None
Diversified Value Fund	None	None	0.0583%	0.1583%	0.2683%	0.3083%	0.3683%
Fundamental Value Fund	0.0700%	None	0.2729%	0.3129%	0.4629%	0.4629%	0.5129%
Large Cap Value Fund	None	None	0.0844%	0.1744%	0.3244%	0.3244%	0.3744%
S&P 500 Index Fund	0.0577%	0.1355%	0.3497%	0.3797%	0.5297%	0.5297%	0.5797%

Fund	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Focused Value Fund	0.0700%	None	0.1844%	0.2844%	0.4344%	0.4344%	0.4844%
Fundamental Growth Fund	None	None	0.1629%	0.2029%	0.3529%	0.3529%	0.4029%
Blue Chip Growth Fund	None	None	0.1585%	0.2885%	0.4085%	0.4085%	0.4585%
Growth Opportunities Fund	0.0944%	None	0.2444%	0.3444%	0.4944%	0.4944%	0.5444%
Mid-Cap Value Fund	0.0800%	None	0.1500%	0.2500%	0.4000%	0.4000%	0.4500%
Small Cap Value Equity Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	0.3500%
Small Company Value Fund	0.0600%	None	0.2493%	0.2893%	0.4393%	0.4393%	0.4893%
S&P Mid Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Russell 2000 Small Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Mid Cap Growth Equity II Fund	0.0600%	None	0.1844%	0.2744%	0.4244%	0.4244%	0.4744%
Small Cap Growth Equity Fund	0.0700%	None	0.1675%	0.3075%	0.4575%	0.4575%	0.5075%
Small Company Growth Fund	None	None	0.1591%	0.1991%	0.3491%	0.3491%	0.3991%
Diversified International Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	None
MSCI EAFE International Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Overseas Fund	0.0700%	None	0.3543%	0.4043%	0.4543%	0.4543%	0.5043%

Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative Services Agreements described above, for the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010, the amount of Advisory fees paid by each Fund, the amount of Subadvisory fees paid by each Fund, the amount of any Advisory fees waived by MassMutual, the amount of Administrative fees paid by each Fund, the amount of any Administrative fees waived by MassMutual, and the amount of any fees reimbursed by MassMutual are as follows:

	Year Ended December 31, 2012
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Administrative Fees Waived	Other Expenses Reimbursed
PIMCO Total Return Fund	$6,677,822	$4,771,981	$-	$3,747,219	$-	$-
Strategic Bond Fund	965,431	399,218	-	243,090	-	-
BlackRock Global Allocation Fund[1]	4,554,143	3,199,548	-	335,289	-	(721,019)
Diversified Value Fund	1,478,201	639,527	-	278,527	-	-
Fundamental Value Fund[2]	8,266,244	3,670,973	(1,909,607)	3,910,356	-	-
Large Cap Value Fund[3]	3,201,095	1,579,336	(28,165)	776,853	-	-
S&P 500 Index Fund[4]	2,304,779	191,568	(1,152,389)	7,283,456	(1,301,298)	-
Focused Value Fund[5]	4,552,104	2,772,930	(659,724)	1,726,508	-	-
Fundamental Growth Fund[6]	495,057	291,767	-	204,653	(50,702)	-
Blue Chip Growth Fund[7]	5,707,436	2,866,129	-	2,610,030	-	(834,886)
Growth Opportunities Fund[2]	3,488,544	2,134,864	(717,824)	1,520,396	-	-
Mid-Cap Value Fund[5]	1,064,352	621,176	(152,050)	241,447	-	-
Small Cap Value Equity Fund	895,159	576,222	-	81,023	-	-
Small Company Value Fund[8]	4,171,937	2,815,489	(392,653)	1,380,993	-	-
S&P Mid Cap Index Fund[9]	35,838	17,070	-	19,030	-	(34,747)
Russell 2000 Small Cap Index Fund[9]	35,431	20,276	-	18,507	-	(40,487)
Mid Cap Growth Equity II Fund[5]	11,801,149	7,242,062	(1,573,488)	4,519,326	-	-
Small Cap Growth Equity Fund[10]	6,499,296	4,861,489	(443,732)	1,648,220	-	-
Small Company Growth Fund	510,615	377,501	-	124,462	-	-
Diversified International Fund[11]	1,274,220	580,452	-	77,733	-	(120,913)

	Year Ended December 31, 2012
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Administrative Fees Waived	Other Expenses Reimbursed
MSCI EAFE International Index Fund[12]	$50,225	$38,299	$-	$25,968	$-	$(61,953)
Overseas Fund[13]	5,382,428	2,614,158	(1,668,553)	1,273,949	-	-

[1]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.11%, and 1.36% for Classes S, Y, L, and A, respectively. Advisory fees paid by the fund do not include the $77,241 paid by the Select Cayman Fund to BlackRock for advisory services. The Administrative fees paid by the Fund reflect a reduction of certain asset-based expenses with respect to those assets held by the Select Cayman Fund.

[2]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.15% of the Advisory fees of the Fund through December 31, 2012.
[3]	Effective September 12, 2012, the expenses in the above table reflect a written agreement by MassMutual to waive 0.02% of the Advisory fees of the Fund through December 31, 2012.
[4]

The expenses in the above table reflect a written agreement by MassMutual to waive (i) waive 0.05% of the Advisory fees of the Fund and (ii) waive 0.05% of the Administrative fee for Class Z of the Fund and 0.20% of the Administrative fees for Class L, Class A, and Class N of the Fund through December 31, 2012.

[5]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of the Advisory fees of the Fund through December 31, 2012.
[6]

Effective February 22, 2012, the expenses in the above table reflect a written agreement by MassMutual to waive 0.09% of the Administrative fee for Class S of the Fund and 0.03% of the Administrative fees for Class Y, Class L, Class A, and Class N of the Fund through December 31, 2012.

[7]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.76%, 0.82%, 0.98%, 1.19%, and 1.51% for Classes S, Y, L, A, and N, respectively.

[8]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.08% of the Advisory fees of the Fund through December 31, 2012.
[9]

Commenced operations on July 26, 2012. The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.19%, 0.29%, 0.44%, 0.54%, 0.69%, and 0.84% for Classes Z, I, S, Y, L, and A, respectively.

[10]

The expenses in the above table reflect a written agreement by MassMutual to waive 0.05% of the Advisory fees of the Fund through September 11, 2012. Effective September 12, 2012, the expenses in the above table reflect a written agreement by MassMutual to waive 0.07% of the Advisory fees of the Fund through December 31, 2012.

[11]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99%, 1.09%, 1.17%, and 1.42% for Classes S, Y, L, and A, respectively.

[12]

Commenced operations on July 25, 2012. The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.23%, 0.33%, 0.48%, 0.58%, 0.73%, and 0.88% for Classes Z, I, S, Y, L, and A, respectively.

[13]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.31% of the Advisory fees of the Fund through December 31, 2012.

	Year Ended December 31, 2011
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Administrative Fees Waived	Other Expenses Reimbursed
PIMCO Total Return Fund	$5,269,123	$3,766,588	$—	$3,274,288	$—	$—
Strategic Bond Fund	1,000,755	396,106	—	280,057	—	—
BlackRock Global Allocation Fund[1]	4,499,651	3,242,065	—	299,498	—	(491,774)
Diversified Value Fund	1,437,492	622,242	—	324,892	—	—
Fundamental Value Fund[2]	7,250,706	3,235,222	(1,610,077)	3,686,400	—	—
Large Cap Value Fund	4,059,577	2,048,022	—	1,073,724	—	—
S&P 500 Index Fund[3]	2,040,118	171,514	(69,516)	5,659,610	(1,086,947)	—
Focused Value Fund[4]	4,357,286	2,711,319	(631,491)	1,817,203	—	—
Fundamental Growth Fund	74,783	24,534	—	253,864	—	—
Blue Chip Growth Fund[5]	3,781,274	1,945,597	—	1,773,066	—	(614,123)
Growth Opportunities Fund[6]	2,555,911	1,566,789	(35,392)	624,418	—	—
Mid-Cap Value Fund[7]	1,010,096	590,479	(9,573)	152,955	—	—
Small Cap Value Equity Fund	766,597	494,516	—	99,352	—	—
Small Company Value Fund[8]	4,393,797	2,943,975	(413,534)	1,579,335	—	—
Mid Cap Growth Equity II Fund[4]	11,889,617	7,312,510	(1,585,282)	4,941,495	—	—
Small Cap Growth Equity Fund[9]	6,730,075	5,182,884	(410,370)	1,889,205	—	—
Small Company Growth Fund	526,941	388,622	—	142,648	—	—
Diversified International Fund[10]	1,256,534	608,071	—	121,334	—	(146,878)
Overseas Fund[11]	5,502,833	2,713,517	(1,166,968)	1,799,911	—	—

[1]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.11%, and 1.36% for Classes S, Y, L, and A, respectively. Advisory fees paid by the fund do not include the $6,422 paid by the Select Cayman Fund to BlackRock for advisory services. The Administrative fees paid by the Fund reflect a reduction of certain asset-based expenses with respect to those assets held by the Select Cayman Fund.

[2]

The expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of the Advisory fees of the Fund through February 10, 2011. Effective February 11, 2011, the expenses in the above table reflect a written agreement by MassMutual to waive 0.15% of the Advisory fees of the Fund through December 31, 2011.

[3]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.20% of Administrative fees for Class L, Class A, and Class N of the Fund through December 31, 2011. Effective

December 7, 2011, the expenses in the above table also reflect a written agreement by MassMutual to (i) waive 0.05% of the Advisory fees of the Fund and (ii) waive 0.05% of Administrative fees for Class Z of the Fund through December 31, 2011.

[4]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of the Advisory fees of the Fund through December 31, 2011.
[5]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.76%, 0.82%, 0.98%, 1.19%, and 1.51% for Classes S, Y, L, A, and N, respectively.

[6]	Effective December 7, 2011, the expenses in the above table reflect a written agreement by MassMutual to waive 0.15% of the Advisory fees of the Fund through December 31, 2011.
[7]	Effective December 7, 2011, the expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of the Advisory fees of the Fund through December 31, 2011.
[8]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.08% of the Advisory fees of the Fund through December 31, 2011.
[9]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.05% of the Advisory fees of the Fund through December 31, 2011.
[10]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99%, 1.09%, 1.17%, 1.42%, and 1.72% for Classes S, Y, L, A, and N, respectively.

[11]

The expenses in the above table reflect a written agreement by MassMutual to waive 0.25% of the Advisory fees of the Fund through February 10, 2011. Effective February 11, 2011, the expenses in the above table reflect a written agreement by MassMutual to waive 0.31% of the Advisory fees of the Fund through December 31, 2011.

	Year Ended December 31, 2010
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Administrative Fees Waived	Other Expenses Reimbursed
PIMCO Total Return Fund[1]	$2,230,127	$1,594,164	$—	$1,591,463	$—	$—
Strategic Bond Fund	1,114,038	429,198	—	324,749	—	—
BlackRock Global Allocation Fund[2]	3,946,181	2,932,028	—	274,363	—	(437,817)
Diversified Value Fund	1,488,014	644,282	—	381,490	—	—
Fundamental Value Fund[3]	6,500,214	3,008,962	(135,504)	2,213,094	—	—
Large Cap Value Fund	4,413,531	2,214,259	—	1,248,500	—	—
S&P 500 Index Fund[4]	1,766,743	151,854	—	4,885,996	(869,599)	—
Focused Value Fund[3]	4,109,628	2,579,057	(81,625)	1,303,410	—	—
Fundamental Growth Fund	68,033	22,427	—	232,980	—	—
Blue Chip Growth Fund[5]	3,251,255	1,721,977	—	1,644,669	—	(563,553)
Growth Opportunities Fund	2,057,185	1,260,857	—	549,913	—	—
Mid-Cap Value Fund	870,145	513,859	—	175,835	—	—
Small Cap Value Equity Fund	657,040	424,031	—	122,245	—	—
Small Company Value Fund[6]	4,268,598	2,853,768	(55,016)	1,235,642	—	—
Mid Cap Growth Equity II Fund[3]	9,881,136	6,225,809	(197,587)	3,197,663	—	—
Small Cap Growth Equity Fund[7]	4,998,812	3,842,712	(51,440)	1,294,949	—	—
Small Company Growth Fund	469,704	339,589	—	141,094	—	—
Diversified International Fund[8]	1,185,712	613,745	—	153,301	—	(183,017)
Overseas Fund[9]	5,455,985	2,728,106	(182,430)	848,367	(175,525)	—

[1]	Commenced operations on July 6, 2010.
[2]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding short sale dividend expense and Acquired Fund fees and expenses, through December 31, 2010 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.86%, 0.96%, 1.11%, 1.36%, and 1.66% for Classes S, Y, L, A, and N, respectively.

[3]	Effective November 15, 2010, the expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of the Advisory fees of the Fund through December 31, 2010.
[4]	The expenses in the above table reflect a written agreement by MassMutual to waive 0.20% of Administrative fees for Class L, Class A, and Class N of the Fund through December 31, 2010.
[5]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2010, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.76%, 0.82%, 0.98%, 1.19%, and 1.51% for Classes S, Y, L, A, and N, respectively.

[6]	Effective November 15, 2010, the expenses in the above table reflect a written agreement by MassMutual to waive 0.08% of the Advisory fees of the Fund through December 31, 2010.
[7]	Effective November 15, 2010, the expenses in the above table reflect a written agreement by MassMutual to waive 0.05% of the Advisory fees of the Fund through December 31, 2010.
[8]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2010, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99%, 1.09%, 1.17%, 1.42%, and 1.72% for Classes S, Y, L, A, and N, respectively.

[9]

The expenses in the above table reflect a written agreement by MassMutual to waive 0.10% of Administrative fees for Class L, Class A, and Class N of the Fund through November 14, 2010. Effective November 15, 2010, the expenses in the above table also reflect a written agreement by MassMutual to waive 0.25% of the Advisory fees of the Fund through December 31, 2010.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement continued in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the Large Cap Value Fund, Focused Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, and Mid Cap Growth Equity II Fund which were approved February 14, 2000, the Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Small Company Value Fund, and Small Company Growth Fund which were approved November 5, 2001, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Small Cap Value Equity Fund which was approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, the BlackRock Global Allocation Fund which was approved November 10, 2009, the PIMCO Total Return Fund which was approved on May 11, 2010, and the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund which were approved May 23, 2012). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Small Cap Value Equity Fund which was approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, and the PIMCO Total Return Fund which was approved on May 11, 2010). Under the terms of each of the Class A Plans, the Trust is permitted to pay, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to pay, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in the fiscal year ending December 31, 2012 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
PIMCO Total Return Fund	$1,860,484	$90,870	$90,870
Strategic Bond Fund	97,740	2,479	2,479
BlackRock Global Allocation Fund[1]	10,919	-	-
Diversified Value Fund	62,879	334	334
Fundamental Value Fund	785,345	3,463	3,463
Large Cap Value Fund	218,948	368	368
S&P 500 Index Fund	934,461	9,243	9,243
Focused Value Fund	390,689	2,245	2,245
Fundamental Growth Fund	45,501	572	572
Blue Chip Growth Fund	300,920	1,388	1,388
Growth Opportunities Fund	185,372	51	51
Mid-Cap Value Fund	11,571	174	174
Small Cap Value Equity Fund	12,190	15	15
Small Company Value Fund	257,059	1,007	1,007
S&P Mid Cap Index Fund[1]	117	-	-
Russell 2000 Small Cap Index Fund[1]	116	-	-
Mid Cap Growth Equity II Fund	880,234	5,047	5,047
Small Cap Growth Equity Fund	174,388	1,062	1,062
Small Company Growth Fund	22,512	370	370
Diversified International Fund[2]	1,815	7	7

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
MSCI EAFE International Index Fund[1]	$122	$-	$-
Overseas Fund	119,333	795	795

	$6,372,715	$119,490	$119,490

[1]	Class N Shares of the Fund were not available.
[2]	Class N Shares are no longer available.

CUSTODIANS, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments, other than the BlackRock Global Allocation Fund, and Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, is the custodian of the BlackRock Global Allocation Fund’s investments (together, the “Custodians”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, each of State Street and BBH has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodians and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Barrow Hanley, BlackRock, Brandywine Global, Columbia Management, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, Huber Capital Management, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Timberline, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Select Cayman Fund follows the same brokerage practices as does the BlackRock Global Allocation Fund.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
PIMCO Total Return Fund[1]	$19,696	$62,774	$9,340
Strategic Bond Fund	$25,656	$31,089	$22,120
BlackRock Global Allocation Fund[2]	$405,215	$267,284	$167,100
Diversified Value Fund	$145,211	$185,601	$433,966
Fundamental Value Fund	$490,630	$386,298	$465,640
Large Cap Value Fund	$394,753	$163,988	$168,370
S&P 500 Index Fund	$27,336	$13,924	$40,394
Focused Value Fund	$229,041	$142,452	$137,069
Fundamental Growth Fund	$52,503	$11,452	$5,636
Blue Chip Growth Fund	$180,963	$212,852	$248,499
Growth Opportunities Fund	$173,616	$83,898	$128,929
Mid-Cap Value Fund	$191,452	$217,356	$281,707
Small Cap Value Equity Fund	$85,535	$58,812	$79,687
Small Company Value Fund	$748,605	$703,316	$598,754
S&P Mid Cap Index Fund[3]	$31,466	—	—
Russell 2000 Small Cap Index Fund[3]	$64,220	—	—
Mid Cap Growth Equity II Fund	$989,423	$999,727	$832,891
Small Cap Growth Equity Fund	$1,860,678	$1,643,491	$1,456,093
Small Company Growth Fund	$104,508	$107,383	$110,850
Diversified International Fund	$137,217	$287,124	$181,112
MSCI EAFE International Index Fund[4]	$33,450	—	—
Overseas Fund	$367,012	$535,550	$507,829

[1]	Commenced operations on July 6, 2010.
[2]	The amounts disclosed include $8,656 and $1,676 in commissions paid by the Select Cayman Fund for the fiscal years ended December 31, 2012 and December 31, 2011, respectively.
[3]	Commenced operations on July 26, 2012.
[4]	Commenced operations on July 25, 2012.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2012, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Year ended December 31, 2012			Year ended December 31, 2011	Year ended December 31, 2010
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Jefferies and Company
BlackRock Global Allocation Fund	$2,050	0.51%	0.33%	$979	$140
Focused Value Fund	$210	0.09%	0.04%	—	—
Blue Chip Growth Fund	$1,136	0.63%	0.40%	$1,268	$1,113
Mid-Cap Value Fund	$3,215	1.68%	2.50%	$640	$1,158
Small Cap Value Equity Fund	—	—	—	—	$40
Small Company Value Fund	$113,231	15.13%	9.96%	$79,764	$25,556
Mid Cap Growth Equity II Fund	$5,338	0.54%	0.18%	$7,144	$1,639
Small Cap Growth Equity Fund	$—	0.00%	0.97%	$5,208	$7,906
Small Company Growth Fund[1]	$1,451	1.39%	1.64%	$1,633	$2,221
Diversified International Fund	—	—	—	$241	—
Overseas Fund	—	—	—	$362	—
JPMorgan Chase & Company
Diversified International Fund[2]	$510	0.37%	0.43%	$212	—
Overseas Fund[2]	$278	0.08%	0.10%	$178	—
Knight Equity Markets[3]
BlackRock Global Allocation Fund[4]	$225	0.06%	0.06%	$266	$128
Mid-Cap Value Fund[4]	$1,706	0.89%	2.96%	$3,042	$1,016
Small Company Value Fund[4]	$4,717	0.63%	1.14%	$9,153	$2,616
Mid Cap Growth Equity II Fund[4]	$1,508	0.15%	0.34%	$2,260	$1,552
Small Cap Growth Equity Fund[4]	$12,489	0.67%	0.67%	$11,157	$4,389
Small Company Growth Fund[4]	$2,416	2.31%	2.28%	$2,114	$4,228
Pershing LLC
Small Company Growth Fund	$666	0.64%	1.34%	$1,788	$1,470
Raymond James Financial
Small Company Growth Fund	$137	0.13%	0.12%	$442	$650
Sanford C. Bernstein
Diversified International Fund	—	—	—	$587	$202

[1]	Includes affiliated trading platforms of Jefferies and Company.
[2]	Includes affiliated trading platforms of JPMorgan Chase & Company.
[3]	Knight Equity Markets became an affiliated broker/dealer effective August 6, 2012.
[4]	Includes affiliated trading platforms of Knight Equity Markets.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended December 31, 2012 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended December 31, 2012 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
BlackRock Global Allocation Fund	$283,055,391	$277,647
Diversified Value Fund	$98,957,331	$83,075
Fundamental Value Fund	$35,734,302	$31,020
Large Cap Value Fund	$14,772,307	$11,956
Focused Value Fund	$388,224,113	$215,291
Fundamental Growth Fund	$14,665,579	$3,383
Blue Chip Growth Fund	$544,518,987	$180,964
Growth Opportunities Fund	$180,589,860	$97,383
Mid-Cap Value Fund	$51,255,928	$75,718
Small Cap Value Equity Fund	$19,669,039	$27,462
Small Company Value Fund	$252,906,033	$526,848
S&P Mid Cap Index Fund	$2,000,887	$399
Russell 2000 Small Cap Index Fund	$1,478,585	$386
Mid Cap Growth Equity II Fund	$850,208,544	$665,392
Small Cap Growth Equity Fund	$69,978,029	$87,688
Small Company Growth Fund	$29,349,050	$26,683
Diversified International Fund	$71,952,591	$58,020
Overseas Fund	$304,364,210	$277,173

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2012.

	Regular Broker or Dealer	Aggregate Value of Securities Held
PIMCO Total Return Fund	Morgan Stanley	$30,477,164
	JPMorgan Chase & Co.	21,271,172
	Barclays Bank PLC	17,616,218
	Citigroup, Inc.	15,829,793
	Bank of America Corp.	14,621,454
	The Goldman Sachs Group, Inc.	5,038,280
	Credit Suisse Group	4,042,106
	BNP Paribas	3,711,244
	UBS AG	2,716,548

		$115,323,979

Strategic Bond Fund	JPMorgan Chase & Co.	$5,142,323
	The Goldman Sachs Group, Inc.	2,817,929
	Bank of America Corp.	2,134,773
	Citigroup, Inc.	2,124,579
	Morgan Stanley	1,233,672
	State Street Corp.	351,134
	UBS AG	347,315
	BNP Paribas	182,582
	Barclays Bank PLC	144,037
	Deutsche Bank	36,368

		$14,514,712

BlackRock Global Allocation Fund	Bank of America Corp.	$3,567,205
	JPMorgan Chase & Co.	3,474,810
	Citigroup, Inc.	2,876,678
	The Goldman Sachs Group, Inc.	1,657,515
	BNP Paribas	1,513,345
	Barclays Bank PLC	1,118,600
	State Street Corp.	1,040,989
	Deutsche Bank	881,103
	Credit Suisse Group	869,384
	UBS AG	791,770
	Morgan Stanley	679,251

		$18,470,650

Diversified Value Fund	JPMorgan Chase & Co.	$8,946,928
	Citigroup, Inc.	5,275,484
	State Street Corp.	3,123,062
	Bank of America Corp.	1,949,728
	The Goldman Sachs Group, Inc.	1,211,820

		$20,507,022

	Regular Broker or Dealer	Aggregate Value of Securities Held
Fundamental Value Fund	JPMorgan Chase & Co.	$49,291,953
	Citigroup, Inc.	22,454,256
	The Goldman Sachs Group, Inc.	17,998,716
	Credit Suisse Group	6,682,776

		$96,427,701

Large Cap Value Fund	JPMorgan Chase & Co.	$12,773,901
	Citigroup, Inc.	6,063,717
	Bank of America Corp.	5,261,760
	Deutsche Bank	1,358,579

		$25,457,957

S&P 500 Index Fund	JPMorgan Chase & Co.	$30,922,166
	Bank of America Corp.	23,127,721
	Citigroup, Inc.	21,454,733
	The Goldman Sachs Group, Inc.	10,420,632
	Morgan Stanley	4,842,484
	State Street Corp.	4,016,535

		$94,784,271

Focused Value Fund	JPMorgan Chase & Co.	$31,570,460

		$31,570,460

Fundamental Growth Fund	Bank of America Corp.	$2,109,646
	JPMorgan Chase & Co.	979,036

		$3,088,682

Blue Chip Growth Fund	The Goldman Sachs Group, Inc.	$2,423,640
	State Street Corp.	2,421,015
	JPMorgan Chase & Co.	1,459,804
	Morgan Stanley	474,176
	Citigroup, Inc.	205,712

		$6,984,347

Diversified International Fund	BNP Paribas	$3,081,141
	Barclays Bank PLC	3,077,573
	Credit Suisse Group	2,325,315

		$8,484,029

MSCI EAFE International Index Fund	UBS AG	$651,834
	BNP Paribas	644,897
	Barclays Bank PLC	572,030
	Deutsche Bank	455,673
	Credit Suisse Group	353,186

		$2,677,620

	Regular Broker or Dealer	Aggregate Value of Securities Held
Overseas Fund	Credit Suisse Group	$8,757,147
	BNP Paribas	6,873,016
	Barclays Bank PLC	4,921,755
	UBS AG	4,153,817

		$24,705,735

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 36 series, 22 of which are described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 7 classes of shares for each series of the Trust: Class A Shares, Class I Shares, Class L Shares, Class N Shares, Class S Shares, Class Y Shares, and Class Z Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund.

In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgements and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Board may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values.

The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

The Select Cayman Fund is subject to the same valuation policies as the BlackRock Global Allocation Fund. The BlackRock Global Allocation Fund’s investment in the Select Cayman Fund is valued based on the value of the Select Cayman Fund’s portfolio investments.

TAXATION

Taxation of the Funds: In General

Each Fund has elected or intends to elect and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain. Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for Federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Strategic Bond Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Strategic Bond Fund does not expect a significant portion of its distributions to qualify for the dividends received deduction.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds

To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset net income or capital gains the Fund realized from other sources until it disposes of shares of the underlying fund (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.

To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.

The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Funds with Multiple Subadvisers

Certain of the Funds employ a multi-manager approach in which the Fund’s investment adviser and one or more subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character, and/or amount of a Fund’s distributions to shareholders.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Each of the BlackRock Global Allocation Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The BlackRock Global Allocation Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund will notify their shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the Code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Commodity-Linked Investments and the Select Cayman Fund

A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC and can limit the Fund’s ability to so qualify. Income and gains from direct investments in commodities and certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90%

gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The BlackRock Global Allocation Fund intends to gain exposure to the commodities markets indirectly through its investments in the Select Cayman Fund, which, in turn, may invest in such commodities-related investments. The IRS has issued a private letter ruling to the BlackRock Global Allocation Fund confirming that income derived from the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will constitute qualifying income to the BlackRock Global Allocation Fund.

As described above, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that a Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of its total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the BlackRock Global Allocation Fund generally may not invest more than 25% of the value of its assets in the Select Cayman Fund.

It is expected that the Select Cayman Fund generally will not be subject to U.S. federal income tax. However, the Select Cayman Fund is a controlled foreign corporation under the Code. As a “U.S. Shareholder” of the Select Cayman Fund (a U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock), the BlackRock Global Allocation Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the BlackRock Global Allocation Fund its pro rata share of the Select Cayman Fund’s “subpart F income” for the Select Cayman Fund’s taxable year ending with or within the BlackRock Global Allocation Fund’s taxable year, whether or not such income is actually distributed by the Select Cayman Fund to the BlackRock Global Allocation Fund. Subpart F income generally includes interest, OID (defined above), dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the Select Cayman Fund’s underlying income. Net losses incurred by the Select Cayman Fund during a tax year do not flow through to the BlackRock Global Allocation Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Select Cayman Fund during a tax year generally cannot be carried forward by the Select Cayman Fund to offset gains realized by it in subsequent taxable years. To the extent the BlackRock Global Allocation Fund invests in the Select Cayman Fund and recognizes subpart F income in excess of actual cash distributions from the Select Cayman Fund, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the BlackRock Global Allocation Fund level.

Investments in MLPs

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The

Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.

As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years of a Fund beginning before January 1, 2014, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by a Fund (a “short-term capital gain dividend”). The Funds generally have not, and do not expect to, report potentially eligible distributions as interest-related or short-term capital gain dividends and thus generally will treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Under U.S. federal tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign person’s current and past ownership of the Fund. On and after January 1, 2014, the special “look-through” rule described above for distributions by a Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Certain Additional Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: (i) on or after January 1, 2014, on dividends (other than Capital Gain Dividends and short-term capital gain dividends, each as defined above), and (ii) on or after January 1, 2017, on Capital Gain Dividends, short-term capital gain dividends, and the proceeds of the sale, redemption, or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Reports as of December 31, 2012, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of December 31, 2012 are available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed, and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Fund of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.  The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers will provide the Fund and MassMutual with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund will annually update the Trustees after a review of the Subadvisers’ proxy voting policies and voting records summary.

2.  The Trustees of the Fund will not vote proxies on behalf of the Fund or the Series.

3.  MassMutual will not vote proxies on behalf of the Fund or the Series, except that MassMutual will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Barrow, Hanley, Mewhinney & Strauss, LLC

Proxy Voting

For clients who so elect, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about the Firm’s proxy policies and procedures to clients. BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations. Glass Lewis also provides proxy execution, record keeping, and reporting services.

Proxy Oversight Committee

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BHMS’ Proxy Oversight Committee reviews and evaluates the data and recommendations provided by the proxy service along with its own internal research on each company to ensure that all votes are consistent with the Firm’s policies and are in the best interest of the beneficial owners. Every proxy vote must be approved by BHMS before submitting to the proxy service provider.

•	The Proxy Oversight Committee includes two portfolio managers, five research analysts, one client service specialist and proxy coordinator. Research analysts participate based on industry coverage.

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All domestic ballots and research recommendations are reviewed by the Proxy Coordinator and referred to analysts, portfolio managers or members of the proxy committee if the Glass Lewis recommendations are against management.

Types of Accounts

•	All Domestic Equity Accounts

The proxy coordinator reviews each proposal and evaluates the proxy service provider’s recommendations. If further research is required, the proxy coordinator will direct the proxy service provider’s research to the analyst following the security. For small cap portfolios, the portfolio managers will review and make the voting decision. Generally, proposals are voted in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue. The proxy coordinator approves all voting decisions through the proxy service provider’s secure, proprietary, online system.

•	International and Diversified Small Cap Value Accounts

All proxies are voted uniformly in accordance with the proxy service provider’s recommendations. The proxy service provider verifies that every vote is received, voted, and recorded.

Conflicts of Interest

•	All proxies are voted uniformly in accordance with the Firm’s policies, including proxies of companies that are also clients, thereby eliminating any potential conflicts of interest.

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BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine whether the Firm or any of its employees have any financial, business, or personal relationship with the issuer.

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If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

Policies and Procedures

The Director of Equity Operations, who serves as proxy coordinator, is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts regular reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

•	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.

•	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

•	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinator retains the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	A record of each vote cast; and

•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations, who serves as proxy coordinator, is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining the Firm’s voting guidelines in its procedures.

As of December 31, 2012

BLACKROCK INVESTMENT MANAGEMENT, LLC

Procedures Governing Delegation of Proxy Voting to Fund Adviser

July 1, 2011

I.    INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.    PROXY VOTING POLICIES

A.    Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.    Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.    Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.    CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.    REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

Brandywine Global Investment Management, LLC

Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

(i)	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

(ii)	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1)	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

A.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B.	Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

(2)	Procedures for Assessing Materiality of Conflicts of Interest

A.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

B.	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3)	Procedures for Addressing Material Conflicts of Interest

A.	If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(i)	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(ii)	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(iii)	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iv)	disclosing the conflict to clients and obtaining their consent before voting;

(v)	suggesting to clients that they engage another party to vote the proxy on their behalf; or

(vi)	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B.	A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

(1)	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

(2)	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if

Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

(1)	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

(2)	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

–	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

–	a copy of each proxy statement that Brandywine Global receives regarding client securities;

–	a record of each vote cast by Brandywine Global on behalf of a client;

–	documentation relating to the identification and resolution of conflicts of interest;

–	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

–	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

–	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

Corporate Actions:

The purpose of this informational is to allow Corporate Action personnel, along with members of Brandywine, to better understand the functions of the Corporate Actions area. In addition, this guide will aid in understanding the responsibilities and procedures, coupled with the theory behind the most common corporate action types.

Critical Success Factors

Provide exceptional quality service to our internal and external clients.

1.	Process Corporate Actions in a timely manner with 100% accuracy.

2.	Follow quality control procedures to ensure proper assessment for unprocessed actions.

3.	Educate clients on the theory behind Corporate Actions including the process.

4.	Continuously evaluate our procedures and implement improvements as necessary.

5.	Solicit from PM’s/Analyst’s voluntary elections and respond to the custodian banks by the specified deadline.

6.	Leverage existing and future technology resources to increase efficiency, productivity and accuracy.

7.	Strive to continually enhance the lines of communication with all clients.

8.	Always think outside the box, when performing the daily process.

9.	Display professionalism through all levels of the company.

What is a Corporate Action?

•	A change in the traded security of a company, which materially affects how a security trades and becomes valued.

•	News of a corporate action has the impact to move the market.

•	In addition, a corporate action can have an immense impact to the holders of a security. There are many reasons why a company elects to undergo a corporate action.

•	You will learn about the various types of actions seen in the market, stemming from the most commonly seen actions, and moving on to complex actions, more prevalently seen in the international arena.

Goal:

To process all actions on effective date with 100% accuracy.

C/A Classification

Mandatory Actions

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A mandatory action has a set date, called the effective date, to which it will occur in the market. In a mandatory action, there is no type of election to be made. This type of action will go through unless circumstances arise hindering the completion.

•	Stock splits, Stock dividends, Cash dividends, Bonus issues, Rights issues, Name changes, Mergers, and Spin-offs.

Voluntary Actions

•	This type of action calls for an option to be made by the holder of the security. Shareholders are required to make an election of either taking up certain options, or if applicable, taking no action.

•	Tender offers, Dissenters Rights, Odd lot offers, elections on rights, and cash/stock options.

Basic Premise

Market Value Test (MVT)

•	The market value test is a valuation test comparing the close price the day prior and the open price of a security on its effective date, while incorporating the terms.

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The most important idea to gather from performing the market value test is when a corporate action occurs on its ex-date, there should not be any change in the market value from the day before to the day of an action.

Typically, you should not see a variance of more than positive or negative 10% when completing the market value test. In other words, the market value of the shares you held the night before the effective date should not increase or decrease by 10% based on how the security opens in trading. A number outside the variance may be due to an additional asset not incorporated into the calculation, or possibly the numbers computed may be incorrect. If all the terms have been accounted for, but the variance is outside the 10% range, the next step to do is a MVT based off of the closing prices. It is possible the open may have not properly reflected the action, and could have adjusted itself by the close price.

The idea of having no real movement in market value in the market value test is one of the most difficult to understand yet one of the most important ideas to grasp. You can use this check when looking at the terms of the most complicated spin-offs or mergers. Essentially if you have a drop in a security, you need to see some sort of additional asset making up for the loss in market value. An easy way of understanding the MVT is to remember that you are taking what you had, against what you are keeping, and what you are getting. This three-step mindset will always help in identifying the assets involved in an action.

Types of Corporate Actions (The following is a list of the most common corporate actions seen in the market place.)

1.	Stock split

2.	Stock dividend

3.	Cash dividend

4.	Bonus issue

5.	Rights issue

6.	Mergers

7.	Spin-off

8.	Name Change

9.	Ticker/Identifier Change

Explanation

An explanation of the listed corporate actions are detailed on the following pages. You will find an example of how the valuation is performed in association with the action type. In addition, there will be screen prints courtesy of Bloomberg© as to what to expect when researching actions. It is imperative when learning about the various actions, that one references the notes regarding the MVT for a more in-depth valuation understanding.

Stock split

An increase in the number of shares outstanding for a given corporation, without any change to the market value of the security. When the stock split becomes effective, the share position held increases based on the terms of the action. Consequentially the price of the security per share will decrease.

Reasoning Typically, the reasoning behind a company conducting a stock split is mainly to attract more small investors. This allows small investors to purchase shares of the company at a more affordable price per share.

Important ideas

When a stock split occurs, the shareholder will only be affected by the number of shares held. Neither the cost basis nor the market value is affected by the action. Essentially, the price of the stock will reflect the occurrence of the action, by a dropping in price.

Reverse Stock split

A reverse stock split acts in the opposite manner, as does a regular stock split. The difference lies in the shares outstanding decreasing instead of increasing. Given the total number of shares outstanding decreasing, the result is a price per share increasing.

Reasoning

From a companies perspective, a reverse stock split is done if the per share value becomes too low, and it is the opinion of the company to raise the stock price in order to attract new investors.

Cash Dividend

A payment of cash resulting from the cash flow of operations in the form of a dividend. This cash payment is paid to shareholders at the companies’ discretion.

Reasoning

The dividend is given in the form of a rate per share. Typically, companies in the mature stage of their lifecycle pay opt to pay dividends.

Stock dividend

A stock dividend is a dividend payment in the form of additional shares, rather than cash. Typically you will notice a stock dividend paying out a ratio of less than 5%.

Reasoning

The distribution of additional stock rather than cash becomes more attractive since it allows the company to conserve its cash for business operations.

Bonus issue

A bonus issue is identical to a stock dividend but is more prevalent when dealing with international securities. Moreover, it occurs when the payout is greater than 5%.

Important Points

When a stock split, stock dividend, or bonus issue occurs, the market reflects the action by way of a change in the traded price. This important point reiterates the idea that the market value before and after the effective date should not change. The shareholder is only seeing an adjustment to the number of shares held, not the cost basis or market value.

Merger

A merger is two or more companies coming together to form one new entity. Typically the acquirer looks to take control by purchasing a majority of the shares outstanding in the target company. An offer is usually given to shareholders in excess of the current MV of the shares. This is done by offering shares either of the acquiring company, a cash rate, or a combination of both.

Spin-Off

A company elects to sell a portion of their business or subsidiary from its company, by issuing shares of the new entity. Shareholders in the parent company receive shares in the new company by way of a given share ratio.

Rights issue

When a rights issue occurs, shareholders initially receive an asset, rights, which entitle the holder to purchase additional shares typically of the parent company. The rate to which the additional shares are purchased is based on a discounted subscription price, along with a share ratio.

Options given to Right holders

Exercise – Right holders elect to receive the resultant asset based on a given set of subscription terms.

– In order to exercise, the Analyst/PM looks to see what the valuation difference between exercising and selling the rights.

Sell

•	If the rights are traded in the market, the holder can elect to have the rights sold.

•	The cash received results from the proceeds of the sale of rights.

Lapse

•	If there is no value found for the rights, whether traded or intrinsic, the rights may automatically be written off the books.

•	This is a simple accounting method of writing off worthless assets.

Redemption Rights issue

The same basis found in a regular rights issue can be used in this case. The difference lies in the right holder given the option to have their existing position in the parent sold, rather than the option of subscribing to receive additional shares. The price to sell the security is typically higher than the traded market value.

Options to Right Holders

The same options suffice:

•	Exercise Shares held in the issuing security are purchased from the shareholder at a rate typically higher than the market traded price.

•	Sell Rights can be sold in the market with the proceeds being cash

•	Lapse if no value is found, the rights can be written off.

Name Change

A name change occurs at the discretion of the company with shareholder approval. This is most common if the company is involved in a pending merger.

Ticker Change

Tickers or Symbols are an alphabetic denominated identifier attached to each security. Companies have the option to change their market ticker.

Identifier Change

Securities have a total of three different numeric identifiers to which segregate each other. – CUSIP (Identifies US traded securities) – Sedol (Identifies Foreign traded securities) – ISIN (Identifies all global traded securities)

Process

Daily Work Flow Chart

Pending Corporate Actions

•	Bank Notices-Sort all bank notices.

•	Pending List-Update spreadsheet with all upcoming actions.

Mandatory Actions

•	Research C/A notifications

•	Processing of Corporate Action

•	Process C/A on ex date if applicable.

•	Verification w/Bloomberg Systems

•	Notify Eagle of actions processed.

Voluntary Actions

•	Send Voluntary Actions to PM/Analyst

•	Restrict any Vol. Actions tendered.

•	Monitor Voluntary Actions

Detailed Daily Work Flow

1.	aNotices

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Corporate action notifications are facilitated from our custodian banks’ to Brandywine by way of fax, email or through corporate action websites. These notifications must be reviewed immediately once received.

•	It becomes imperative for the associate to address any actions with near term deadlines or effective dates, placed on the highest priority.

2.	Pending List

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The purpose of this list is to keep track of the upcoming corporate actions, and is divided by classification of actions. It is sorted by either the effective date for Mandatory actions, or the response deadline for Voluntary actions.

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Electronic folders are used to create files for new corporate actions. Each folder should contain all bank notifications for all accounts affected, including an Eagle screen print of all the holders of the affected security.

•	Any repeated bank notice should also be filed.

3.	Bamware

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New corporate actions falling in the realm of mergers, tender offers, or spin-offs, and in the small cap arena, should be updated on Bamware under the Mergers and Acquisitions screen. The procedures are as follows:

•	Logon to Bamware

•	Click on transactions Ë Mergers & Acquisitions Ë type ticker.

•	The next step is to fill in information relative to the action. You will only need to fill in as much information as is given. When asked a “yes” or “no” question, you should type: 0=no-1=yes

4.	File

5.	Once the bank notices have been placed on the pending list, and organized in each respective electronic folder, the actions are filed alphabetically according to type – mandatory or voluntary. Processing of Corporate Actions (Mandatory Actions)

•	As a guard against missing corporate actions on their effective date, it is necessary to view the Pending list on a daily basis. Reference the tabs marked Mandatory and Voluntary.

•	Stock splits, stock dividends, CUSIP changes, and Name changes are the only action types, automatically processed on the system.

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Even if the action is automatically processed on the system, every action needs to be verified with the market place for accuracy. When an action gets processed, the file requires the following information:

•	Bank notice

•	Bloomberg screen prints (DES, CACS, CN, GPO) c) Market Value tested)

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When an action is completed, it must be placed on the Month End C/A, for the month it is processed. This spreadsheet lists and separates all actions processed for each month by the fund affected. There are separate instructions on how to utilize the spreadsheet

•	Finally, the file should be checked, and placed in the file cabinet labeled “Completed C/A.”

•	Additionally, all Analysts and PM’s need to be notified via email of the actions processed.

Procedures for Voluntary Actions

All information must be presented to the portfolio manager/analyst including all relevant materials such as outside sources and valuation spreadsheets. Possible research sources that should be utilized include Bloomberg, in order to gather news stories and action information, bank notices, company website info, and a list of all the accounts affected. It is imperative to send all information to the PM at least 3 days prior to the banks’ response deadline. This will allow the PM adequate time to research any additional information needed for his investment decision. Once the PM returns his election, it must immediately be forwarded to the respective custodian banks, by way of the proper facilities measures already set in place. The bank notifications typically should have attached a sheet detailing how many shares we hold in each account (must verify if correct), in addition to giving the election option to either tender shares, or take no action. You need to reference the bank contact list to verify which fax number, email or website to send the response to. If the PM elects to take no action,you need not go any further. The decision sheet is kept in the electronic file. If they elect to take up the offer, you must make restrictions on the traders selling the small or large cap security on both Charles River and Eagle, respectively.

The corporate action file should include printed copies of the information sent to the PM, along with his response, including all valuation spreadsheets presented. At this point, it is the responsibility of corporate actions to monitor the action on a daily basis for any indication of the completion of the offer. Voluntary actions require the following conditions for approval:

i.	shareholder approval

ii.	regulatory/court approval

In addition, voluntary actions may be placed on certain restrictions whereby it may require a certain percentage of shareholders to accept the offer in order for completion. Typically the terminology to look for, when researching news stories, especially with foreign securities is unconditional or wholly unconditional. One rule of thumb to note, if we are guaranteed to get our resulting asset, be it cash or stock, the action is most likely complete or very near to being complete. Once the market has announced the completion of the action, the terms can then be reflected and processed onto the system.

Cost Allocation

Provides a method of allocating cost when a new asset is received in the case of a spin-off or rights issue. A new asset received must have cost allocated from the parent security. This calculation can only be performed on the effective date of the action, when the market has closed trading. The cost allocation is done in order to give cost to the resulting asset. If this is not done, the resulting asset will have an unrealized gain of 100%. This is not proper accounting.

On the flip side, if no cost is allocated, the unrealized gain on the parent security will be at a negative with the drop in market value.

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

Proxy Voting Policies and Procedures

General. The policy of Columbia Management Investment Advisers, LLC (CMIA) is to vote all proxies for fund securities in a manner considered by CMIA to be in the best economic interests of its clients, including the funds that it subadvises, without regard to any benefit or detriment to CMIA, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its discretion. CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances CMIA may refrain from voting securities. For instance, CMIA may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions. In addition, CMIA will generally refrain from recalling portfolio securities on loan to vote proxies.

Oversight. The operation of CMIA’s proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of CMIA’s equity investments, equity research, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, CMIA’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures. The Proxy Voting Committee also develops predetermined voting guidelines used to vote securities. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis.

The Proxy Voting Committee may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including one or more third-party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. CMIA seeks to address potential material conflicts of interest by having predetermined voting guidelines. In addition, if CMIA determines that a material conflict of interest exists, CMIA will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be CMIA’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be CMIA’s proxy voting administrator or research provider); and (iii) in unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Proxy Voting Agents. CMIA has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. CMIA has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Proxy Voting Guidelines. Set forth below are guidelines adopted and used by CMIA (the Adviser, We, Us or Our) in voting proxies (the Guidelines). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence — A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance — A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding — A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership — A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair — A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence — A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship — A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance — A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider, taking into consideration the pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues – Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues – General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses. The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues – Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues – Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds. Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value. The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues – Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues – Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues – Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Delaware Management Company

Summary of Proxy Voting Policies and Procedures

(February 2012)

If and when proxies need to be voted on behalf of the portion of the Growth Opportunities Fund sub-advised by Delaware Management Company (DMC or the sub-adviser), DMC will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the Procedures). The sub-adviser has established a Proxy Voting Committee (the Committee) which is responsible for overseeing the sub-adviser’s proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the sub-adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, the sub-adviser has contracted with Institutional Shareholder Services (ISS), a wholly owned subsidiary of RiskMetrics Group (RiskMetrics), which is a subsidiary of MSCI Inc. to analyze proxy statements on behalf of the fund and other sub-adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the sub-adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the Guidelines), and the sub-adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The sub-adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the sub-adviser receives on behalf of the fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the sub-adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the sub-adviser during the proxy voting process. In the very limited instances where the sub-adviser is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the sub-adviser or affiliated persons of the sub-adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.    Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.    Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors—Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.    Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.    Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.

12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.    Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.

➢	Record of each vote cast.

➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

EARNEST PARTNERS, LLC

Proxy Policies

As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

FEDERATED CLOVER INVESTMENT ADVISORS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy

Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC’s website at www.sec.gov.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy.

The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

September 2012

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Approved by the Proxy Voting Committee on February 25, 2011

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

Approved by the Proxy Voting Committee on February 25, 2011

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

6.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of poison pill plans.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For

Approved by the Proxy Voting Committee on February 25, 2011

example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will

Approved by the Proxy Voting Committee on February 25, 2011

refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ President. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Manager of Account Services and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.    Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

Approved by the Proxy Voting Committee on February 25, 2011

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.    Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Approved by the Proxy Voting Committee on February 25, 2011

HUBER CAPITAL MANAGEMENT, LLC

Proxy Voting Procedures and Guidelines

Adopted: April 1, 2007

Revised: December 21, 2009

I.	Introduction

Huber Capital Management, LLC (“HCM”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.

II.	Voting Procedures

A.	Proxy Voting Service

HCM has contracted with an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on behalf of HCM. The independent third party will execute and maintain appropriate records related to the proxy voting process, and HCM will have access to those records. HCM will maintain records of differences, if any, between this policy and the actual votes cast.

B.	Proxy Voting Guidelines

HCM has reviewed the independent third party’s voting recommendations and has determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached to this policy.

C.	Conflicts of Interest

HCM seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with the research provider’s recommendation, there may be instances where a research analyst from the adviser’s investment team believes that, under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an “override” and all such overrides must be described on the Proxy Voting Override Form and approved by the CIO and CCO. In approving any such override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

D.	Recordkeeping

The following records will be maintained:

❑ A copy of HCM’s proxy voting policies and procedures

❑ Each proxy statement (the majority of which are maintained on a third-party automated system)

❑ The vote cast for each proxy overall as well as by portfolio

❑ Documentation, if any, created by HCM showing research conducted, including: calls or other contacts made, documents analyzed, persons involved in decision making process, and documentation on any conflicts of interest that arose and how it was resolved

❑ Verification that the shares listed on the proxy match the adviser’s records, including proxies that were not received and what actions were taken to obtain them

❑ A copy of each written client request for proxy voting records and the adviser’s written response to any client requests for such records

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Proxy Voting Procedures and Guidelines Summary

The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse;

(b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•

JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

LOOMIS, SAYLES & COMPANY, L.P.

Proxy Voting Policy and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

JUNE 25, 2008

SEPTEMBER 22, 2009

APRIL 1, 2010

FEBRUARY 15, 2011

APRIL 25, 2011

MARCH 5, 2012

MAY 10, 2012

FEBRUARY 11, 2013

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including;

(i)	annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for UK issuers): Vote for proposals where: (1) the board’s authority to issue shares with preemptive rights is limited to a nominal value of no more than 33% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to a nominal value of no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case by case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention By Executives: Vote against proposals requiring an executive to retain shares of the issuer for a fixed period.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2013

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.    MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. However, we will generally support such proposals if we determine there to be governance concerns at the issuer. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

NFJ Investment Group LLC

Proxy Voting

General Policy

Rule 206(4)-6 under the Advisers Act of 1940 requires NFJ to adopt and implement policies and procedures that are reasonably designed to ensure that it votes proxies in the best interests of clients and fund shareholders and identifies and manages conflicts of interest. NFJ makes voting decisions by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority and related duties to recall securities on loan to the client or to a third party, or when circumstances beyond its control prevent it from voting proxies.

Proxy Voting Guidelines

A. Proxy Guidelines. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, NFJ may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C. Cost-Benefit Analysis Involving Voting Proxies. NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the NFJ may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by NFJ, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, NFJ may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots written in a foreign language, (ii) inopportune notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Proxies subject to such conditions are voted on a best-efforts basis.

D. Share Blocking. NFJ will generally refrain from voting proxies on foreign markets that are subject to share blocking restrictions.

E. Securities on Loan. Funds that are advised or sub-advised by NFJ as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan

(1)	Section E to the Proxy Policy and Procedures specific only to registered investment companies.

may not be voted by the lender unless the loan security is recalled prior to the record date for the vote. If a Fund has decided to participate in a securities lending program, NFJ will defer to the Fund’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the Fund a less desirable lender in a marketplace. If the Fund who participates in a securities lending program requests in writing to be notified of material proxy measures, NFJ will use reasonable efforts to provide notice and/or recommend recall when NFJ deems a material proxy measure validates such action.

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the Fund and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, Funds are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where NFJ has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, NFJ has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

Outsourcing the Proxy Voting Process

NFJ has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to NFJ offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Proxy Committee

NFJ has also established a Proxy Committee that oversees the proxy voting process and implements the voting process in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. NFJ may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, NFJ may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out NFJ’s obligation to vote proxies, the Proxy Committee developed a process to identify proxy voting issues that may raise conflicts of interest between NFJ and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

•

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

•	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

•

Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

•

Monitor proxy voting (or the failure to vote) based on NFJ’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on NFJ’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

•	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

•	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

Proxy Voting — Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and NFJ, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, NFJ will defer to Proxy Provider’s voting decision.

Investment Management Personnel Responsibilities

NFJ has assigned responsibility to its Portfolio Managers represented on the Proxy Committee for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with NFJ’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. NFJ will communicate promptly all amendments to the Proxy Guidelines to the Proxy Provider.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a CIO or the appropriate portfolio manager and/or analyst subject to the conflicts of interests procedures established by the Proxy Committee:

•	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to NFJ as case-by-case;

•	Bundled proxy proposals which require a single vote and are referred back to NFJ as case-by-case; and

•	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to NFJ as case-by-case.

Disclosure of Proxy Voting Policies and Procedures

NFJ provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A Brochure of NFJ’s Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also sends to existing clients on an annual basis.

Providing Clients Access to Voting Records

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client. Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

Maintenance of Proxy Voting Records

Rule 204-2 under the Advisers Act of 1940 requires NFJ to maintain specified records with respect to those clients. NFJ must maintain the following records relating to proxy voting:

•	Copies of NFJ’s Proxy Voting Policies, Procedures and Guidelines;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority;

•	A record of each vote cast on behalf of a client as well as certain records pertaining to NFJ’s decision on the vote;

•	A copy of any document created by NFJ that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how NFJ voted proxies on behalf of the client, and a copy of any written response by NFJ to any client request for information (either written or oral) on how NFJ voted proxies on behalf of the requesting client.

NFJ keeps records for a period of at least six years following the date that the vote was cast. NFJ may maintain the records electronically. NFJ may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on NFJ’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

NORTHERN TRUST INVESTMENTS, INC.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; and (5) require a supermajority shareholder vote to approve charter and bylaw amendments. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 800/595-9111.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICY & PROCEDURES

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1.	Identification of Material Conflicts of Interest

a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)	Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”)[3] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation.

[1]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[2]	The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.
[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

c)	Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)	Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)	All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

d)	Methods for Resolving Identified Conflicts of Interest.

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•

If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•

Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

e)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

f)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities

a)	The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)	When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)	The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the security holder meeting and the response deadline;

•	Whether the proposal is being made by management or a security holder;

•	Management’s recommendation with respect to the proposal;

•	The Credit Research Group recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)	When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)	Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)	Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date:	August 2003

Revised Date:	May 2007
May 2010
October 2012

SANDS CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Most Recent Amendment: January 2011

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Sands Capital Management, LLC (“SCM”) votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action” documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures For Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

2.	In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below,

9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

10.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest f its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy material may not be available in English.

•

SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

•	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

•

Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

•

Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and/or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy

Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

•

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•

SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Summary of Proxy Voting Policies and Procedures

Systematic Financial Management, L.P. (“Systematic”), has adopted written proxy voting policies pursuant to Rule 206(4)-6 under the Advisers Act of 1940, as amended and has retained an independent proxy-voting agent (“agent”). Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains five sets of proxy voting guidelines, one based on AFL-CIO policies for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in account(s) are available upon request.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Updated: February 2013

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Summary of The Bank of New York Mellon Corporation (“BNY Mellon”) Proxy Voting Policy and Procedures

Adviser, through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Adviser or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Adviser’s and its affiliates’ discretion.

All proxies received by Adviser are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Adviser’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

September 2012

TIMBERLINE ASSET MANAGEMENT LLC

Proxy Voting Procedures

Proxy Voting Policy

The ADVISER generally is responsible for voting proxies with respect to securities held in Client accounts, including Clients that are pension plans (“plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth the ADVISER’s policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients;
•	Disclose to Clients how they may obtain information from us about how we voted proxies for their securities; and
•	Describe our proxy voting policies and procedures to Clients and furnish them a copy of our policies and procedures on request.

The ADVISER does not respond to legal actions, such as notices of class action suits or bankruptcy filings relating to securities held in a Clients’ account. The ADVISER arranges for these materials to be forwarded to Clients. The ADVISER may, but is not obligated, to respond to corporate actions, such as tender offers and rights offerings.

1.	Objective

Where the ADVISER is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our Clients, which generally means voting proxies with a view toward enhancing the value of the shares of stock held in Client accounts.

The financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our Clients and, thus, unless a Client has provided other instructions, the ADVISER generally votes in accordance with generally accepted notions of good corporate citizenship on these issues, although, the ADVISER may abstain from voting on these issues.

When making proxy-voting decisions, the ADVISER generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time. The Guidelines set forth the ADVISER’s positions on recurring issues and criteria for addressing non-recurring issues.

2.	Accounts for Which the ADVISER Has Proxy Voting Responsibility

The ADVISER generally is responsible for voting proxies with respect to securities selected by the ADVISER and held in Client accounts, unless the Client takes responsibility for proxy voting. The ADVISER’s Investment Advisory Agreement provides that Client is generally responsible for proxy voting unless the Client has directed the ADVISER to the contrary in writing.

Although Clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to the ADVISER, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed the ADVISER has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•	be in writing;

•	state that the ADVISER is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

In addition, in circumstances where a Client account held securities as of a record date for voting, but no longer holds any such securities prior to the voting of such securities, then as a general matter the ADVISER will abstain on all proxy voting matters with respect to such securities.

3.	Adherence to Client Proxy Voting Policies

Although Clients do not always have proxy-voting policies, if a Client has such a policy and instructs the Adviser to follow it, the ADVISER is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA plans, the ADVISER, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

The ADVISER must to the extent possible comply with each Client’s proxy voting policy for separate accounts. For pooled accounts, the ADVISER will vote proxies in the best interest of the pooled account by following the Guidelines, unless the governing documents of a pooled account specify otherwise.

4.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Adviser’s Clients and the interests of the ADVISER and its Employees. The ADVISER must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that has an advisory relationship with the ADVISER or an affiliate of the ADVISER;
•	A proponent of a proxy proposal has a business relationship with the ADVISER or an affiliate of the ADVISER;
•	The ADVISER or an affiliate of the ADVISER has business relationships with participants in proxy contests, corporate directors or director candidates;
•	An ADVISER Employee has a personal interest in the outcome of a particular matter before shareholders; or
•	An ADVISER Employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The ADVISER is responsible for identifying proxy voting proposals that present a conflict of interest.

If the ADVISER receives a proxy relating to an issuer that raises a conflict of interest, the Chief Investment Officer and Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. They will determine whether a proposal is material as follows:

•

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the ADVISER, unless a Portfolio Manager/Analyst has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include, but not limited to, matters such as uncontested election of directors, meeting formalities, appointment of independent auditors, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless it is determined that neither the ADVISER, an affiliate of the ADVISER, nor its personnel have such a conflict of interest. For this purpose, “non-routine” proposals would typically include, but are not limited to, any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

•

Determining that a Non-Routine Proposal is Not Material – Although non-routine proposals are presumed to involve a material conflict of interest, the Chief Investment Officer may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Chief Investment Officer and the Compliance Officer will consider whether the ADVISER or any of its officers, directors, or employees may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. The Compliance Officer will record in writing the basis for any such determination.

For any proposal where the Chief Investment Officer and the Compliance Officer determines that the ADVISER has a material conflict of interest, the ADVISER may vote a proxy regarding that proposal in any of the following manners:

•	Refer Proposal to the Client – the ADVISER may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.
•

Obtain Client Ratification – if the ADVISER is in a position to disclose the conflict to the Client (i.e., such information is not confidential), the ADVISER may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how the ADVISER will vote on the proposal (or otherwise obtain instructions from the Client on how the proxy on the proposal should be voted).

•

Use Predetermined Voting Policy – the ADVISER may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the ADVISER will not be exercising discretion on the specific proposal raising a conflict of interest.

5.	Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.
•

To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. The ADVISER may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the ADVISER’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining Client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.
•	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.
•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.
•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•

Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, the ADVISER will attempt, on a reasonable efforts basis, to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client (including an ERISA plan), the ADVISER may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is appropriate.

6.	Reports

The ADVISER’s Form ADV, Part II describes how Clients may obtain information from the ADVISER about how we voted proxies with respect to their securities. If requested, the ADVISER provides its Clients with periodic reports on the ADVISER’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the Clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed the ADVISER is required to monitor periodically the ADVISER’s activities, including the ADVISER’s decisions and actions with regard to proxy voting. Accordingly, the ADVISER provides these named fiduciaries, on request, with reports to enable them to monitor the ADVISER’s proxy voting decisions and actions, including its adherence (as applicable) to their proxy voting policies.

7.	Operational Procedures

It is the ADVISER’s general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, the ADVISER uses reasonable efforts to exercise its vote.

a.	Disclosures of Proxy Voting Intentions

The ADVISER’s Employees should not discuss with members of the public, nor its affiliates, regarding how the ADVISER intends to vote on any particular proxy proposal without the advance approval from the General Counsel of Thomas Weisel Partners Group, Inc. (TWPG). This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which the ADVISER votes proxies. Disclosure of the ADVISER’s proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

8.	Securities Subject to Lending Arrangements

For various legal or administrative reasons, the ADVISER is often unable to vote securities that are, at the time of such vote, on loan pursuant to a Client’s securities lending arrangement with the Client’s custodian. The ADVISER will refrain from voting such securities where the costs to the Client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, the ADVISER may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the Clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the ADVISER’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

Special Rule in the Case of ERISA Accounts. Unless another named fiduciary for an ERISA plan has expressly reserved and is exercising proxy voting responsibility, the ADVISER, as the investment manager for the account, must vote all proxies for securities held for the plan’s account.

The Compliance Officer is responsible for identifying those accounts for the ADVISER that it will vote proxies (if any) and those for which proxies are to be forwarded to the Client or another person by the custodian.

PROXY VOTING GUIDELINES

Timberline Asset Management LLC

Elect Directors (1000)
1000-1	Always Vote FOR all uncontested director nominees.	X
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee (GL recommends voting against)
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF XX% or more of directors serving on the compensation committee are not independent.

1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than XX other major companies.
1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than XX other major companies.
1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors. . (Gl recommends voting against)

Contested Election of Directors (1001)
1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Nominating and Governance Committee
1001-3	WITHHOLD vote from the governance committee chair, when the chairman is not independent and an independent lead or presiding director has not been appointed.	X

Compensation Committee
1001-4	Vote against any insider (the CEO or otherwise) serving on the compensation committee.	X

Ratify Selection of Auditors (1010)
1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.	X
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

1010-3	Vote AGAINST IF the non-audit services exceed XX% of the aggregate fees paid to the company’s outside auditor.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.
1010-5	Vote against. audit committee chairman when a board has not allowed shareholders to review and ratify an auditor,	X

Approve Name Change (1020)
1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)
1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)
1035-1	Always vote FOR a management proposal to adjourn the meeting.	X
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)
1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)
1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100) Case by Case
1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than XX% of current authorized shares.

Decrease Authorized Common Stock (1101) Case by Case
1101-1	Always vote FOR a management proposal to decrease authorized common stock.
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102) Case by Case
1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.

Approve Common Stock Issuance (1103) Case by Case
1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104) Case by Case
1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110) Case by Case
1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111) Case by Case
1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)
1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)
1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114) Case by Case
1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.

Approve Issuance or Conversion of Preferred Stock (1115) Case by Case
1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)
1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)
1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130) Case by Case
1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)
1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132) Case by Case
1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

Increase Authorized Dual Class Stock (1133)
1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.	X
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)
1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)
1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)
1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200) Case by Case
1200-1	Always vote FOR a management proposal to merge with or acquire another company.
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209) Case by Case
1209-1	Always vote FOR a management proposal to approve recapitalization.
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210) Case by Case
1210-1	Always vote FOR a management proposal to restructure the company.
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211) Case by Case
1211-1	Always vote FOR a management proposal on bankruptcy restructurings.
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212) Case by Case
1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.

Approve Reincorporation (1220) Case by Case
1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230) Case by Case
1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)
1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)
1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)
1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)
1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)
1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311) Case by Case
1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.

Adopt Indemnification Provision (1320) Case by Case
1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.

Amend Indemnification Provision (1321) Case by Case
1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

Approve Board Size (1332)
1332-1	Always vote FOR a management proposal to set the board size.	X
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than XX directors.
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)
1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

Give Board Authority to Set Board Size (1341)
1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)
1342-1	Always vote FOR a management proposal regarding the removal of directors.
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	X
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)
1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)
1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400) Case by Case
1400-1	Always vote FOR a management proposal to adopt a classified board.
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).	X

Amend Classified Board (1401) Case by Case
1401-1	Always vote FOR a management proposal to amend a classified board.
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)
1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)
1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.

1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)
1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	X
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

Eliminate Special Meeting (1420)
1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)
1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)
1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)
1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)
1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)
1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)
1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)
1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.	X
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)
1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)
1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)
1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)
1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450) Case by Case
1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

Adopt Fair Price Provision (1460)
1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)
1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)
1462-1	Always vote FOR a management proposal to repeal a fair price provision.
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.	X

Adopt Anti-Greenmail Provision (1470)
1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)
1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)
1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)
1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.	X

Adopt Stock Incentive Plan (1500)
1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.	X
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.

1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.
1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of total options granted in that year.
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1500-20	Vote AGAINST IF the company does not expense stock options.
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501) Case by Case
1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than XX% fair market value on the grant date.
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.

Add Shares to Stock Incentive Plan (1502)
1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.	X
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
1502-6	Vote AGAINST IF the compensation committee is not fully independent.
1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for award each year.
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of total options granted in that year.
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)
1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.	X
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than XX shares per year.
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

Extend Term of Stock Incentive Plan (1505)
1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.	X
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by IRRC, is more than XX%.
1505-5	Vote AGAINST IF the compensation committee is not fully independent.
1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510) Case by Case
1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511) Case by Case
1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512) Case by Case
1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)
1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.	X
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than XX% of the stock’s fair market value.
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.

Amend Employee Stock Purchase Plan (1521)
1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.	X
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than XX% of the stock’s fair market value.

Add Shares to Employee Stock Purchase Plan (1522)
1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.	X
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than XX% of the stock’s fair market value.
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC, is more than XX%.

Adopt Stock Award Plan (1530) Case by Case
1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531) Case by Case
1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532) Case by Case
1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by IRRC, is more than 5%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540) Case by Case
1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than XX%.

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541) Case by Case
1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542) Case by Case
1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)
1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)
1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562) Case by Case
1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by IRRC, is more than XX%.
1562-5	Vote AGAINST IF the award is time-lapsing stocks that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by IRRC, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by IRRC, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)
1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	X
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

Approve Long-Term Bonus Plan (1564)
1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	X
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant’s base salary.
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)
1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)
1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.	X
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.

Exchange Underwater Options (1570) Case by Case
1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)
1581-1	Always vote FOR a management proposal to amend an annual bonus plan.	X
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)
1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	X
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)
1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

Approve Executive Officer Compensation (1590)
1590-1	Always vote FOR a management proposal to approve, on a non-binding advisory basis, compensation of named executive officers.	X
1590-2	Always vote AGAINST a management proposal to approve, on a non-binding advisory basis, compensation of named executive officers.

Approve Frequency of Advisory Votes on Executive Officer Compensation (1591) Case by Case
1591-1	Always vote FOR a management recommendation to approve, on a non-binding advisory basis, the frequency with which to hold future advisory votes on the compensation of names executive officers.
1591-2	Always vote AGAINST a management recommendation to approve, on a non-binding advisory basis, the frequency with which to hold future advisory votes on the compensation of names executive officers.

SHAREHOLDER PROPOSALS

The Adviser will always vote shareholder proposals on a case-by-case basis.

Last Updated: 07/12

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to Waddell & Reed Investment Management Company (“WRIMCO”). WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees

(PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies,

established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting    Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case

We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	To approve compensation packages for named executive Officers: Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years: 1 Year

•	Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: Case-by-Case

•	Issue Debt Instruments: Case-by-Case

Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

•	Disclose Political and PAC Gifts (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: March 8, 2012

WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Barrow, Hanley, Mewhinney & Strauss, LLC

The portfolio managers of the Small Cap Value Equity Fund are James S. McClure and John P. Harloe.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James S. McClure
Registered investment companies**	5	$1,063.1 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	18	$961.4 million	0	$0
John P. Harloe
Registered investment companies**	5	$1,063.1 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	18	$961.4 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

Conflicts of Interest:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Small Cap Value Equity Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation:

In addition to base salary, all Barrow Hanley portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow Hanley will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of Barrow Hanley’s key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow Hanley.

BlackRock Investment Management, LLC

Dennis W. Stattman, Dan Chamby, and Romualdo Roldan are portfolio managers of the BlackRock Global Allocation Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Dennis W. Stattman
Registered investment companies**	6	$66.18 billion	0	$0
Other pooled investment vehicles	3	$14.63 billion	1	$913.5 million
Other accounts	0	$0	0	$0

Dan Chamby
Registered investment companies**	6	$66.18 billion	0	$0
Other pooled investment vehicles	3	$14.63 billion	1	$913.5 million
Other accounts	0	$0	0	$0

Romualdo Roldan
Registered investment companies**	6	$66.18 billion	0	$0
Other pooled investment vehicles	3	$14.63 billion	1	$913.5 million
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the BlackRock Global Allocation Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the BlackRock Global Allocation Fund.

Conflicts of Interest:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation—Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation for Messrs. Stattman, Chamby, and Roldan:

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, the benchmark for the Fund and other accounts is a combination of the S&P 500 Index, FTSE World Index (Ex. US), Bank of America Merrill Lynch 5 Year Treasury Index and Citigroup World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The

BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers have not yet received long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Stattman, Chamby, and Roldan are each eligible to participate in these plans.

Brandywine Global Investment Management, LLC

The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto, and Steven M. Tonkovich.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	3	$2,416,861,426	0	$0
Other pooled investment vehicles	1	$2,043,828	0	$0
Other accounts	2	$84,119,043	1	$79,647,035
Henry F. Otto
Registered investment companies**	4	$3,348,674,668	0	$0
Other pooled investment vehicles	9	$84,867,142	0	$0
Other accounts	3	$292,420,079	1	$79,647,035
Steven M. Tonkovich
Registered investment companies**	4	$3,348,674,668	0	$0
Other pooled investment vehicles	9	$84,867,142	0	$0
Other accounts	3	$292,420,079	1	$79,647,035

*	The information provided is as of December 31, 2012.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

Compensation:

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Columbia Management Investment Advisers, LLC

The portfolio managers of the Large Cap Value Fund are Steve Schroll and Paul Stocking.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Steve Schroll
Registered investment companies**	12	$16.21 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	14	$156.62 million	0	$0

Paul Stocking
Registered investment companies**	12	$16.21 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	25	$928.98 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Large Cap Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Large Cap Value Fund.

Conflicts of Interest:

Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Compensation:

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism.

Scorecards are used to measure performance of mutual funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however, portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Delaware Management Company

The portfolio managers of the Growth Opportunities Fund are Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen, and Daniel J. Prislin. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeffrey S. Van Harte
Registered investment companies**	13	$6.32 billion	2	$1.77 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	54	$7.92 billion	5	$684.53 million
Christopher J. Bonavico
Registered investment companies**	18	$8.08 billion	2	$1.77 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	69	$10.11 billion	6	$708.97 million
Christopher M. Ericksen
Registered investment companies**	12	$6.19 billion	2	$1.77 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	45	$7.11 billion	3	$443.82 million
Daniel J. Prislin
Registered investment companies**	13	$6.32 billion	2	$1.77 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	56	$7.92 billion	5	$684.53 million

*	The information provided is as of December 31, 2012.
**	Does not include the Growth Opportunities Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity. The personal account information is current as of June 30, 2012.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Eight of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation:

Each portfolio’s manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Eagle Asset Management, Inc.

The portfolio managers of the Small Company Growth Fund are Bert L. Boksen and Eric Mintz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Bert L. Boksen
Registered investment companies**	13	$5.6 billion	0	$0
Other pooled investment vehicles	2	$119 million	2	$119 million
Other accounts	5,452	$3.3 billion	0	$0
Eric Mintz
Registered investment companies**	13	$5.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5,452	$3.3 billion	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of

Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Compensation:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen, along with other Portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Portfolio Co-Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

EARNEST Partners, LLC

The portfolio manager of the Small Company Value Fund is Paul E. Viera.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul E. Viera
Registered investment companies**	14	$3,174.4 million	0	$0
Other pooled investment vehicles	28	$1,819.4 million	0	$0
Other accounts	189	$11,206.7 million	6	$653.4 million

*	The information provided is as of December 31, 2012.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

Earnest Partners may be responsible for managing the Small Company Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. Earnest Partners may manage other client accounts which may have higher fee arrangements than the Small Company Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

Earnest Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. Earnest Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, Earnest Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that Earnest Partners believes to be fair and equitable.

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Federated Clover Investment Advisors

The portfolio managers of the Small Company Value Fund are Lawrence R. Creatura and Stephen K. Gutch.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Lawrence R. Creatura
Registered investment companies**	2	$595.8 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	2	$86.7 million	0	$0
Stephen K. Gutch
Registered investment companies**	3	$1.5 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	20	$1.4 billion	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Company Value Fund.
***	Please note there are other privately managed accounts for which the portfolio manager is only responsible for creating the investment model, but Federated Clover employs a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated Clover has structured the portfolio managers’ compensation in a manner, and has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation:

Portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by Federated Clover is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling one, three, and five calendar year pre-tax gross total return basis vs. the designated peer group of comparable accounts and vs. the Strategy’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Messrs. Creatura and Gutch are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups, benchmarks and IPP weightings. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

Frontier Capital Management Company, LLC

The portfolio managers of the Mid Cap Growth Equity II Fund are Stephen M. Knightly and Christopher J. Scarpa.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Knightly
Registered investment companies**	2	$1,056,081,340	1	$908,484,403
Other pooled investment vehicles	1	$106,796,633	0	$0
Other accounts	43	$1,867,237,349	1	$269,318,745
Christopher J. Scarpa
Registered investment companies**	2	$1,056,081,340	1	$908,484,403
Other pooled investment vehicles	1	$106,796,633	0	$0
Other accounts	43	$1,867,237,349	1	$269,318,745

*	The information provided is as of December 31, 2012.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Frontier generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

In connection with its management of clients’ accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies, the allocation of IPOs, soft dollars and other brokerage practices, personal trading by employees, and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

Compensation:

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily on management fee revenues generated from client accounts.

Harris Associates L.P.

The portfolio managers of the Focused Value Fund are Robert M. Levy and Michael J. Mangan.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Robert M. Levy
Registered investment companies**	2		$633,277,045	0	$0
Other pooled investment vehicles	15		$2,841,816,471	0	$0
Other accounts	427	#	$6,647,011,715	0	$0
Michael J. Mangan
Registered investment companies**	3		$377,758,453	0	$0
Other pooled investment vehicles	2		$344,872,714	0	$0
Other accounts	447	#	$1,965,560,899	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Focused Value Fund.
#

This number includes approximately 358 accounts managed by Mr. Levy and 187 accounts managed by Mr. Mangan that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Ownership of Securities:

As of December 31, 2012, Robert M. Levy owned more than $1,000,000 of the Focused Value Fund. As of December 31, 2012, Michael J. Mangan did not own any shares of the Focused Value Fund.

The portfolio managers of the Overseas Fund are David G. Herro and Robert A. Taylor.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	9	$17,761,676,888	0	$0
Other pooled investment vehicles	14	$3,290,088,353	0	$0
Other accounts	27	$6,042,052,100	0	$0
Robert A. Taylor
Registered investment companies**	5	$16,846,563,508	0	$0
Other pooled investment vehicles	19	$4,514,207,296	0	$0
Other accounts	31	$6,133,896,026	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis. Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation:

Harris is solely responsible for compensating its portfolio managers. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of such portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by funds, accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), Morgan Stanley Capital International (“MSCI”) World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s or an account’s inception or since a portfolio manager has been managing a fund or account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Huber Capital Management, LLC

The portfolio manager of the Large Cap Value Fund is Joseph Huber.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Joseph Huber
Registered investment companies**	4	$157.0 million	0	$0
Other pooled investment vehicles	1	$125.2 million	1	$125.2 million
Other accounts	43	$1,443.3 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Large Cap Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Large Cap Value Fund.

Conflicts of Interest:

The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of funds and/or other accounts. With respect to securities transactions for funds, Huber Capital Management determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Huber Capital Management believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Huber Capital Management will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.

Huber Capital Management does not anticipate any conflicts of interest between management of the funds and accounts managed by the firm. Huber Capital Management’s brokerage and trading policies ensure that no conflicts arise between transactions involving funds and those involving separately managed accounts.

Compensation:

The portfolio manager is compensated with a salary and bonus package. The portfolio manager is supported by the full research team of Huber Capital Management. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional such as the portfolio manager has a base salary and is eligible for an annual bonus, which may be paid in the form of either cash or stock.

Huber Capital Management believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of funds or separate accounts, specific industries within the funds or separate accounts or to any type of asset or revenue-related objective, other than to the extent that the overall revenues of Huber Capital Management attributable to such factors may affect the size of Huber Capital Management’s overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer (the managing member) of Huber Capital Management using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from outside counsel. The amount of the bonus usually is shaped by the total amount of Huber Capital Management’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The portfolio manager does not participate in a company-sponsored retirement plan and receives standard benefits commensurate with the other employees of Huber Capital Management. The portfolio manager does not receive deferred compensation.

J.P. Morgan Investment Management Inc.

The portfolio managers of the Diversified International Fund are Gerd Woort-Menker, Jeroen Huysinga, and Georgina Perceval Maxwell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gerd Woort-Menker
Registered investment companies**	12	$6,769 million	0	$0
Other pooled investment vehicles	5	$1,045 million	0	$0
Other accounts	1	$65 million	0	$0
Jeroen Huysinga
Registered investment companies**	11	$2,893 million	0	$0
Other pooled investment vehicles	6	$4,495 million	0	$0
Other accounts	11	$1,787 million	1	$77 million
Georgina Perceval Maxwell
Registered investment companies**	7	$1,705 million	0	$0
Other pooled investment vehicles	5	$476 million	0	$0
Other accounts	5	$634 million	2	$2,324 million

*	The information provided is as of December 31, 2012.
**	Does not include the Diversified International Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Diversified International Fund.

The portfolio managers of the Overseas Fund are Gerd Woort-Menker, Jeroen Huysinga, and Georgina Perceval Maxwell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gerd Woort-Menker
Registered investment companies**	12	$6,787 million	0	$0
Other pooled investment vehicles	5	$1,045 million	0	$0
Other accounts	1	$65 million	0	$0
Jeroen Huysinga
Registered investment companies**	11	$2,911 million	0	$0
Other pooled investment vehicles	6	$4,495 million	0	$0
Other accounts	11	$1,787 million	1	$77 million
Georgina Perceval Maxwell
Registered investment companies**	7	$1,723 million	0	$0
Other pooled investment vehicles	5	$476 million	0	$0
Other accounts	5	$634 million	2	$2,324 million

*	The information provided is as of December 31, 2012.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in J.P. Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures designed to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan’s Codes of Ethics and J.P. Morgan Chase & Co.’s Code of Conduct. With

respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation:

J.P. Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of J.P. Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Loomis, Sayles & Company, L.P.

The portfolio managers of the Diversified Value Fund are Warren N. Koontz, Jr., James L. Carroll, and Arthur Barry.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Warren N. Koontz, Jr.
Registered investment companies**	6	$2,705,324,679	0	$0
Other pooled investment vehicles	3	$191,079,094	1	$25,039,753
Other accounts	123	$3,065,311,288	0	$0

James L. Carroll
Registered investment companies**	4	$1,723,791,951	0	$0
Other pooled investment vehicles	1	$160,025,065	0	$0
Other accounts	127	$3,070,503,436	0	$0

Arthur Barry
Registered investment companies**	4	$1,735,595,059	0	$0
Other pooled investment vehicles	1	$160,025,065	0	$0
Other accounts	126	$3,062,902,354	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation:

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Diversified Value Fund is the Russell 1000 Value Index.

Loomis Sayles also uses either an institutional peer group as a point of comparison for equity manager performance or a Morningstar universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Massachusetts Financial Services Company

The portfolio managers of the Overseas Fund (the “Fund”) are Daniel Ling and Marcus L. Smith.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Daniel Ling
Registered investment companies**	10	$11 billion	0		$0
Other pooled investment vehicles	2	$1.2 billion	0		$0
Other accounts	24	$5.3 billion	1	***	$617.1 million
Marcus L. Smith
Registered investment companies**	11	$11.1 billion	0		$0
Other pooled investment vehicles	4	$1.3 billion	0		$0
Other accounts	33	$6.8 billion	1	***	$617.1 million

*	The information provided is as of December 31, 2012.
**	Does not include the Overseas Fund.
***	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation:

Portfolio manager compensation is reviewed annually. As of December 31, 2012, total portfolio manager cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indexes (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the portfolio manager’s performance for the Overseas Fund and/or comparable accounts:

Portfolio Manager	Benchmark(s)
Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index

Marcus L. Smith	MSCI EAFE (Europe, Australasia, Far East) Index

Additional or different benchmarks, including versions of indexes, custom indexes, and linked indexes that include performance of different indexes for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

NFJ Investment Group LLC

The portfolio managers of the Mid-Cap Value Fund are Thomas W. Oliver, Ben J. Fischer, and Jeff N. Reed.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas W. Oliver
Registered investment companies**	20	$16,657 million	0	$0
Other pooled investment vehicles	2	$130 million	0	$0
Other accounts	51	$10,464 million	0	$0

Ben J. Fischer
Registered investment companies**	26	$25,251 million	0	$0
Other pooled investment vehicles	4	$206 million	0	$0
Other accounts	58	$11,142 million	0	$0

Jeff N. Reed
Registered investment companies**	13	$12,693 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	34	$6,682 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

NFJ’s Policies are: (i) to identify actions, transactions, circumstances or relationships that are or could potentially be deemed or appear to create a conflict between the interests of NFJ or its Investment Persons and those of its clients; (ii) to assess the nature of a conflict; (iii) to implement policies and procedures to manage conflicts in a manner that is fair and equitable; and (iv) to make full disclosure of those conflicts.

Role of Investment Persons: It is the responsibility of Investment Persons to identify and report to Legal/Compliance any actual or potential conflict of which they become aware. As part of this process, each Investment Person is required to complete at least semi-annually a Conflicts of Interest Disclosure and Certification Form (the “Form”). Each Investment Person is required to update the Form as soon as practicable after they become aware of a conflict or whenever circumstances surrounding a reported conflict change.

Role of Conflicts Committee: NFJ’s Conflicts Committee is responsible for implementing, monitoring and updating the conflicts policy and procedures, including identifying whether conflicts may or do exist, ensuring that conflicts are addressed in a fair and equitable manner and ensuring that conflicts are adequately disclosed. The Chief Compliance Officer or Deputy Chief Compliance Officer serves as chair of the Conflicts Committee and any Conflicts Committee member may serve as secretary of the meetings. At least annually, the Conflicts Committee shall review the Forms and any material changes to NFJ’s operating environment. The review should include an assessment of the effectiveness of existing processes for managing conflicts and amend the Policies as needed. The Conflicts Committee shall also assess new business initiatives to determine whether the implementation of the initiative creates any new conflicts.

Cross Trades: A potential conflict may arise when cross trades are affected in a manner perceived to favor one client over another. For example, if NFJ crosses a trade between a performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. NFJ has implemented policies and procedures in compliance with the Investment Company Act Rule 17a-7 and its obligation to achieve best overall execution. Compliance monitors cross trades to ensure compliance with the Cross Trading policies and procedures.

Code of Ethics—Personal Securities Transactions: NFJ employees are required to follow the Allianz Asset Management of America L.P. Code of Ethics (the “Code”). Access Persons may not engage nor permit any other person or entity to engage, in any purchase or sale of a Security (other than an Exempt Security) in which the Access Person has, or by reason of the transaction will acquire, Beneficial Ownership, unless (i) the transaction is an Exempt Transaction or (ii) the Access Person has complied with the procedures set forth under Pre-clearance Procedures.

The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of NFJ will not interfere with (i) making decisions in the best interest of advisory clients or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as Exempt Securities and certain classes of transactions have been designated as Exempt Transactions, based upon a determination that these would not materially interfere with the best interest of NFJ clients.

Compensation:

Investment professional compensation is designed to align with NFJ client’s interests, attract, motivate and retain top talent, and encourage long-term stability. NFJ aims to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, NFJ’s compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive plan is designed to align compensation of key staff, managers, and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of Allianz Global Investors in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

Northern Trust Investments, Inc.

Brent Reeder is primarily responsible for the day-to-day management of the S&P 500 Index Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	17	$13,935,324,517	0	$0
Other pooled investment vehicles	34	$91,012,712,925	0	$0
Other accounts	47	$21,277,158,919	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the S&P 500 Index Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the S&P 500 Index Fund.

Brent Reeder is primarily responsible for the day-to-day management of the S&P Mid Cap Index Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	17	$16,266,857,175	0	$0
Other pooled investment vehicles	34	$91,012,712,925	0	$0
Other accounts	47	$21,277,158,919	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the S&P Mid Cap Index Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the S&P Mid Cap Index Fund.

Brent Reeder is primarily responsible for the day-to-day management of the Russell 2000 Small Cap Index Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	17	$16,268,248,458	0	$0
Other pooled investment vehicles	34	$91,012,712,925	0	$0
Other accounts	47	$21,277,158,919	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Russell 2000 Small Cap Index Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Russell 2000 Small Cap Index Fund.

Shaun Murphy is primarily responsible for the day-to-day management of the MSCI EAFE International Index Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Shaun Murphy
Registered investment companies**	14	$7,155,516,814	0	$0
Other pooled investment vehicles	28	$14,429,935,115	0	$0
Other accounts	22	$27,156,685,789	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the MSCI EAFE International Index Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the MSCI EAFE International Index Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the financial performance of the investment business unit and Northern Trust Corporation as a whole along with a quantitative and qualitative evaluation of each portfolio manager’s investment performance. The qualitative evaluation of the portfolio managers may include, and is not limited to, an assessment of their analytical, communication, organizational and team skills, as well as substantive knowledge of their respective markets. The annual incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Pacific Investment Management Company LLC

The portfolio manager of the PIMCO Total Return Fund is William H. Gross.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
William H. Gross
Registered investment companies**	42	$419,242.38 million	0	$0
Other pooled investment vehicles	33	$52,341.02 million	7	$3,660.62 million
Other accounts	67	$34,023.94 million	18	$8,642.43 million

*	The information provided is as of December 31, 2012.
**	Does not include the PIMCO Total Return Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Select PIMCO Total Return Fund.

Conflicts of Interest:

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary—Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long Term Incentive Compensation—Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO. In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan.    Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Sands Capital Management, LLC

The portfolio managers of the Growth Opportunities Fund are Frank M. Sands, Jr., Thomas M. Ricketts, and T. Perry Williams.

Other Accounts Managed:

Discloses other accounts for which a portfolio manager or Management Team Member was jointly and primarily responsible for the day-to-day management as of December 31, 2012.

The Investment Team at Sands Capital creates a model portfolio to which all client portfolios are managed.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frank M. Sands, Jr.
Registered investment companies**	9	$7,332.4 million	1	$3,534.6 million
Other pooled investment vehicles	24	$3,535.1 million	0	$0
Other accounts***	722	$15,834.5 million	9	$2,206.1 million
Thomas M. Ricketts
Registered investment companies**	5	$6,246.5 million	1	$3,534.6 million
Other pooled investment vehicles	17	$667.0 million	0	$0
Other accounts***	708	$15,298.6 million	9	$2,206.1 million
T. Perry Williams
Registered investment companies**	5	$6,246.5 million	1	$3,534.6 million
Other pooled investment vehicles	17	$667.0 million	0	$0
Other accounts***	708	$15,298.6 million	9	$2,206.1 million

*	The information provided is as of December 31, 2012.
**	Does not include the Growth Opportunities Fund.
***	“Other accounts” includes each wrap sponsor program as one client each. As of December 31, 2012, the number of underlying wrap accounts across 3 programs is 793.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation:

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1-, 3-, and 5-year periods, weighted towards the 3- and 5-year results.

Systematic Financial Management, L.P.

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock and D. Kevin McCreesh.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ronald M. Mushock
Registered investment companies**	9	$1,883 million	0	$0
Other pooled investment vehicles	2	$162 million	0	$0
Other accounts	284	$4,176 million	1	$76 million
D. Kevin McCreesh
Registered investment companies**	4	$1,000 million	0	$0
Other pooled investment vehicles	4	$111 million	0	$0
Other accounts	66	$2,257 million	1	$335 million

*	The information provided is as of December 31, 2012.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Portfolio managers of Systematic oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

Compensation:

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio managers Ronald M. Mushock and D. Kevin McCreesh, both of whom are Managing Partners of Systematic, consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

T. Rowe Price Associates, Inc.

The portfolio manager of the Blue Chip Growth Fund is Larry J. Puglia.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Larry J. Puglia
Registered investment companies**	13	$22.7 billion	0	$0
Other pooled investment vehicles	3	$2.1 billion	0	$0
Other accounts	18	$3.5 billion	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Blue Chip Growth Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Blue Chip Growth Fund.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Preston G. Athey
Registered investment companies**	7	$9.6 billion	0	$0
Other pooled investment vehicles	2	$98.9 million	0	$0
Other accounts	11	$518.7 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Small Company Value Fund.

The portfolio manager of the Mid Cap Growth Equity II Fund is Brian W.H. Berghuis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W.H. Berghuis
Registered investment companies**	7	$25.7 billion	0	$0
Other pooled investment vehicles	3	$667.4 million	0	$0
Other accounts	6	$633.2 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, a T. Rowe Price portfolio manager’s compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The Boston Company Asset Management, LLC

The portfolio managers of the Small Company Growth Fund are B. Randall Watts, Jr. and P. Hans von der Luft.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
B. Randall Watts, Jr.
Registered investment companies**	7	$1.16 billion	0	$0
Other pooled investment vehicles	2	$626.4 million	1	$1.91 million
Other accounts	23	$1.66 billion	0	$0
P. Hans von der Luft
Registered investment companies**	7	$1.16 billion	0	$0
Other pooled investment vehicles	2	$626.4 million	1	$1.91 million
Other accounts	23	$1.66 billion	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities

Potential Conflict:    A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

•

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

•

Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:    Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

•

To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:    A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

•

When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

•

To ensure that trades are being allocated in a fair and equitable manner consistent with its policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:    Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

•

In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting

Potential Conflict:    Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of its client accounts.

•

Material conflicts of interest are addressed through the establishment of its parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:    There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

•

Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

•

Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Client Commission Arrangements

Potential Conflict:    Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

•

It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage.” All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:    Many of The Boston Company’s clients retain consulting firms to assist it in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	The Boston Company does not pay referral fees to consultants.

Gifts

Potential Conflict:    Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

•

The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage

Potential Conflict:    The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

•

The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Compensation:

The Boston Company’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of The Boston Company is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. The Boston Company believes its rewards program provides the appropriate incentives to give it the ability to consistently deliver on that commitment to its clients.

Portfolio Managers: With the exception of the most senior portfolio managers in The Boston Company (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate The Boston Company’s top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and The Boston Company and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors. Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to The Boston Company’s industry peer group. Providing this diverse group of “currencies” within The Boston Company’s long-term incentive plan allows for The Boston Company’s professionals to be best aligned with its clients, its parent and all of their Boston Company colleagues.

All incentive awards made under The Boston Company’s rewards program are subject to standard forfeiture and clawback provisions.

Timberline Asset Management LLC

The portfolio manager of the Small Cap Growth Equity Fund is Kenneth A. Korngiebel.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Kenneth A. Korngiebel
Registered investment companies**	6	$369,038,031	0	$0
Other pooled investment vehicles	1	$4,108,490	0	$0
Other accounts	46	$196,643,224	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Timberline’s portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. Timberline does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Timberline believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Timberline’s portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of Fund trades. It is theoretically possible that Timberline’s portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, Timberline has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Timberline’s portfolio manager’s management of the Fund and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that Timberline or its portfolio manager receives, or expects to receive, greater compensation from Timberline’s management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Timberline’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Timberline has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while Timberline’s portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation:

The Fund pays Timberline a fee based on the assets under management of the Fund as set forth in an investment subadvisory agreement between Timberline and MassMutual. Timberline pays its investment professionals out of its total revenues and other resources, including the subadvisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2012.

All investment team members’ incentives (lead portfolio manager, co-portfolio managers and analysts) are determined by their individual contributions to the performance of Timberline’s portfolio strategies and by the pre-tax total return of the strategy composites versus their relevant benchmarks and their peers over the current year and the previous three years.

The two portfolio strategies and their benchmarks are:

•	Timberline Small Cap Growth Strategy: Russell 2000 Growth Index
•	Timberline Small/Mid Cap Growth Strategy: Russell 2500 Growth Index

Waddell & Reed Investment Management Company

The portfolio manager of the Small Cap Growth Equity Fund is Gilbert C. Scott.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gilbert C. Scott
Registered investment companies**	2	$217.2 million	0	$0
Other pooled investment vehicles	3	$136.6 million	0	$0
Other accounts	16	$397.0 million	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•

Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to Waddell & Reed’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

Waddell & Reed believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by Waddell & Reed.

A portfolio manager can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Wellington Management Company, LLP

The portfolio manager of the Fundamental Value Fund is Karen H. Grimes.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Karen H. Grimes
Registered investment companies**	7	$5,088,819,229	0	$0
Other pooled investment vehicles	3	$165,846,985	0	$0
Other accounts	5	$304,743,652	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Fundamental Value Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Fundamental Value Fund.

The portfolio manager of the Fundamental Growth Fund is Paul E. Marrkand.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul E. Marrkand
Registered investment companies**	11	$9,786,391,419	1	$3,987,721,439
Other pooled investment vehicles	8	$1,353,984,350	0	$0
Other accounts	8	$1,424,574,294	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Fundamental Growth Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio manager did not own any shares of the Fundamental Growth Fund.

The portfolio managers of the Small Cap Value Equity Fund are Shaun F. Pedersen and Timothy J. McCormack.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Shaun F. Pedersen
Registered investment companies**	13	$1,611,353,003	0	$0
Other pooled investment vehicles	7	$1,283,805,791	1	$147,764,731
Other accounts	23	$1,320,650,488	0	$0
Timothy J. McCormack
Registered investment companies**	13	$1,611,353,003	0	$0
Other pooled investment vehicles	7	$1,283,805,791	1	$147,764,731
Other accounts	22	$1,384,738,915	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

The portfolio managers of the Small Cap Growth Equity Fund are Kenneth L. Abrams, Daniel J. Fitzpatrick, Steven C. Angeli, Mario E. Abularach, and Stephen Mortimer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kenneth L. Abrams
Registered investment companies**	2	$2,565,109,568	1	$2,490,949,704
Other pooled investment vehicles	6	$1,073,748,671	0	$0
Other accounts	8	$1,204,706,125	1	$20,125,721
Daniel J. Fitzpatrick
Registered investment companies**	1	$74,159,864	0	$0
Other pooled investment vehicles	3	$566,703,451	0	$0
Other accounts	4	$839,176,746	0	$0
Steven C. Angeli
Registered investment companies**	12	$2,674,100,107	0	$0
Other pooled investment vehicles	14	$821,073,377	2	$238,470,365
Other accounts	25	$1,559,692,955	3	$549,228,679
Mario E. Abularach
Registered investment companies**	14	$7,851,109,304	0	$0
Other pooled investment vehicles	2	$137,773,850	0	$0
Other accounts	8	$987,308,043	1	$181,681,059
Stephen Mortimer
Registered investment companies**	20	$9,683,706,351	0	$0
Other pooled investment vehicles	3	$211,941,553	0	$0
Other accounts	8	$987,308,043	1	$181,681,059

*	The information provided is as of December 31, 2012.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Abrams, Abularach, Angeli, Marrkand, McCormack, Mortimer, and Pedersen also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MassMutual on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Abularach, Angeli, Marrkand, McCormack, Mortimer, and Pedersen and Ms. Grimes are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Fundamental Growth Fund	Russell 1000 Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Angeli, Abularach, and Mortimer)	Russell 2000 Growth Index

Western Asset Management Company

Western Asset Management Company Limited

A team of investment professionals led by Chief Investment Officer Stephen A. Walsh, and portfolio managers Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan, and Keith J. Gardner, manages the Strategic Bond Fund’s assets.

Mr. Walsh is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Eichstaedt, Buchanan, and Gardner are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen A. Walsh
Registered investment companies**	98	$191,503 million	0	$0
Other pooled investment vehicles	229	$99,190 million	5	$813 million
Other accounts	718	$171,016 million	16	$16,450 million
Mark S. Lindbloom
Registered investment companies**	16	$27,175 million	0	$0
Other pooled investment vehicles	14	$4,978 million	0	$0
Other accounts	177	$47,124 million	25	$7,472 million
Carl L. Eichstaedt
Registered investment companies**	16	$25,099 million	0	$0
Other pooled investment vehicles	17	$6,048 million	0	$0
Other accounts	194	$50,183 million	25	$7,244 million
Michael C. Buchanan
Registered investment companies**	42	$32,863 million	0	$0
Other pooled investment vehicles	45	$26,379 million	3	$513 million
Other accounts	197	$49,025 million	22	$7,132 million
Keith J. Gardner
Registered investment companies**	30	$26,136 million	0	$0
Other pooled investment vehicles	27	$15,105 million	1	$141 million
Other accounts	170	$41,461 million	21	$7,082 million

*	The information provided is as of December 31, 2012.
**	Does not include the Strategic Bond Fund.

Ownership of Securities:

As of December 31, 2012, the portfolio managers did not own any shares of the Strategic Bond Fund.

Note:    The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest:

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities, and broker selection. Portfolio managers may be privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset, or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a

SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation:

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks, and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N
MassMutual RetireSMARTSM Conservative Fund	MRCSX	MRCYX	MRCLX	MCTAX
MassMutual RetireSMARTSM Moderate Fund	MROSX	MRMYX	MRMLX	MRMAX
MassMutual RetireSMARTSM Moderate Growth Fund	MRSSX	MROYX	MRSLX	MOGAX
MassMutual RetireSMARTSM Growth Fund	MRRSX	MRGYX	MRGLX	MRRAX
MassMutual RetireSMARTSM In Retirement Fund	MDRSX	MDRYX	MDRLX	MRDAX	MDRNX
MassMutual RetireSMARTSM 2010 Fund	MRXSX	MRXYX	MRXLX	MRXAX	MRXNX
MassMutual RetireSMARTSM 2015 Fund	MMJSX	MMJYX	MMJLX	MMJAX
MassMutual RetireSMARTSM 2020 Fund	MRTSX	MRTYX	MRTLX	MRTAX	MRTNX
MassMutual RetireSMARTSM 2025 Fund	MMISX	MMIYX	MMLIX	MMSDX
MassMutual RetireSMARTSM 2030 Fund	MRYSX	MRYYX	MYRLX	MRYAX	MRYNX
MassMutual RetireSMARTSM 2035 Fund	MMXSX	MMXYX	MMXLX	MMXAX
MassMutual RetireSMARTSM 2040 Fund	MFRSX	MRFYX	MRFLX	MRFAX	MFRNX
MassMutual RetireSMARTSM 2045 Fund	MMKSX	MMKYX	MMKLX	MMKAX
MassMutual RetireSMARTSM 2050 Fund	MMTSX	MMRYX	MMRLX	MMARX	MMRNX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 1, 2013

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MassMutual RetireSMARTSM Conservative Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	.10%	.14%	.22%	.22%
Acquired Fund Fees and Expenses(1)	.55%	.55%	.55%	.55%
Total Annual Fund Operating Expenses(2)	.70%	.74%	.82%	1.07%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$72	$224	$390	$871
Class Y	$76	$237	$411	$918
Class L	$84	$262	$455	$1,014
Class A	$678	$896	$1,131	$1,806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has a conservative asset allocation strategy (relative to the other risk-based

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MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MassMutual will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	30.6%
—Domestic Equity Funds
Select Diversified Value (Brandywine Global/Loomis Sayles)	0.7%
Select Fundamental Value (Wellington Management)	0.8%
Select Large Cap Value (Columbia Management/Huber Capital Management)	0.5%
Premier Disciplined Value (Babson Capital)	3.8%
Select Focused Value (Harris)	2.3%
Select Fundamental Growth (Wellington Management)	0.7%
Select Blue Chip Growth (T. Rowe Price)	0.7%
Select Growth Opportunities (Sands Capital/Delaware Management)	0.6%
Premier Disciplined Growth (Babson Capital)	3.8%
Select Mid-Cap Value (NFJ/Systematic)	1.3%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	0.7%

Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners)	0.1%
MM S&P® Mid Cap Index (NTI)	0.9%
MM Russell 2000® Small Cap Index (NTI)	0.8%
Select Mid Cap Growth Equity II (T. Rowe Price/Frontier)	0.8%
Select Small Cap Growth Equity (Wellington Management/Waddell & Reed/Timberline)	0.5%
Select Small Company Growth (The Boston Company/Eagle)	0.4%
Oppenheimer Real Estate (OFI Global)	1.5%
—International/Global Equity Funds
Select Diversified International (J.P. Morgan)	1.0%
MM MSCI EAFE® International Index (NTI)	2.1%
Select Overseas (J.P. Morgan/MFS/Harris)	2.5%
Premier International Equity (OFI Institutional)	1.0%
Premier Focused International (Baring)	0.4%
Premier Strategic Emerging Markets (Baring)	1.7%
Oppenheimer Developing Markets Fund (OFI Global)	1.0%

Fixed Income & Short Term/Money Market Funds	67.5%
Premier Money Market (Babson Capital)	0.5%
Premier Short-Duration Bond (Babson Capital)	16.8%
Premier Inflation-Protected and Income (Babson Capital)	7.3%
Premier Core Bond (Babson Capital)	26.2%
Select PIMCO Total Return (PIMCO)	5.5%
Select Strategic Bond (Western Asset)	4.7%
Premier High Yield (Babson Capital)	2.2%
Premier International Bond (Baring)	4.2%
Oppenheimer International Bond Fund (OFI Global)	0.1%

Other Funds	2.1%
Oppenheimer Commodity Strategy Total Return (OFI Global)	2.1%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real

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estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying

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collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

–  7  –

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (Barclays U.S. Aggregate Bond Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the five-year or ten-year periods. Past performance is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	9.91%	Lowest Quarter:	4Q ’08,	-	8.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

–  8  –

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	2.48%	3.47%	5.20%

	Return After Taxes on Distributions	1.52%	N/A	N/A

	Return After Taxes on Distributions and Sale of Fund Shares	2.04%	N/A	N/A

Class S	Return Before Taxes	9.14%	4.82%	5.88%
Class Y	Return Before Taxes	9.21%	4.81%	5.88%
Class L	Return Before Taxes	9.01%	4.98%	6.03%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	6.50%
Custom RetireSMART Conservative Index (reflects no deduction for fees, expenses, or taxes)		7.78%	4.90%	6.29%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  9  –

MassMutual RetireSMARTSM Moderate Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	.12%	.16%	.24%	.24%
Acquired Fund Fees and Expenses(1)	.62%	.62%	.62%	.62%
Total Annual Fund Operating Expenses(2)	.79%	.83%	.91%	1.16%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you

invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$978
Class Y	$85	$265	$460	$1,025
Class L	$93	$290	$504	$1,120
Class A	$686	$922	$1,177	$1,903

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has a moderate asset allocation strategy (relative to the other risk-based MassMutual

–  10  –

RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MassMutual will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	58.8%
—Domestic Equity Funds
Select Diversified Value (Brandywine Global/Loomis Sayles)	1.8%
Select Fundamental Value (Wellington Management)	2.1%
Select Large Cap Value (Columbia Management/Huber Capital Management)	1.3%
Premier Disciplined Value (Babson Capital)	6.3%
Select Focused Value (Harris)	3.0%
Select Fundamental Growth (Wellington Management)	1.8%
Select Blue Chip Growth (T. Rowe Price)	1.8%
Select Growth Opportunities (Sands Capital/Delaware Management)	1.5%
Premier Disciplined Growth (Babson Capital)	6.1%
Select Mid-Cap Value (NFJ/Systematic)	2.8%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	1.6%
Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners)	0.3%
MM S&P® Mid Cap Index (NTI)	2.0%

MM Russell 2000® Small Cap Index (NTI)	1.9%
Select Mid Cap Growth Equity II (T. Rowe Price/Frontier)	1.9%
Select Small Cap Growth Equity (Wellington Management/Waddell & Reed/Timberline)	1.0%
Select Small Company Growth (The Boston Company/Eagle)	0.8%
Oppenheimer Real Estate (OFI Global)	2.2%
—International/Global Equity Funds
Select Diversified International (J.P. Morgan)	2.2%
MM MSCI EAFE® International Index (NTI)	4.2%
Select Overseas (J.P. Morgan/MFS/Harris)	5.4%
Premier International Equity (OFI Institutional)	2.1%
Premier Focused International (Baring)	0.9%
Premier Strategic Emerging Markets (Baring)	2.4%
Oppenheimer Developing Markets Fund (OFI Global)	1.4%

Fixed Income & Short Term/Money Market Funds	38.6%
Premier Money Market (Babson Capital)	0.1%
Premier Short-Duration Bond (Babson Capital)	7.9%
Premier Inflation-Protected and Income (Babson Capital)	4.1%
Premier Core Bond (Babson Capital)	15.4%
Select PIMCO Total Return (PIMCO)	3.2%
Select Strategic Bond (Western Asset)	2.8%
Premier High Yield (Babson Capital)	2.1%
Premier International Bond (Baring)	2.8%
Oppenheimer International Bond Fund (OFI Global)	0.2%

Other Funds	2.9%
Oppenheimer Commodity Strategy Total Return (OFI Global)	2.9%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward

–  11  –

contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income

–  12  –

securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the

–  13  –

Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the five-year or ten-year periods. Past performance is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	14.10%	Lowest Quarter:	4Q ’08,	-	15.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

–  14  –

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	5.68%	2.09%	6.28%

	Return After Taxes on Distributions	4.92%	N/A	N/A

	Return After Taxes on Distributions and Sale of Fund Shares	4.33%	N/A	N/A
Class S	Return Before Taxes	12.48%	3.41%	6.97%
Class Y	Return Before Taxes	12.53%	3.42%	6.98%
Class L	Return Before Taxes	12.43%	3.60%	7.12%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.18%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	6.50%
Custom RetireSMART Moderate Index (reflects no deduction for fees, expenses, or taxes)		11.60%	3.60%	7.31%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  15  –

MassMutual RetireSMARTSM Moderate Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	.14%	.18%	.26%	.26%
Acquired Fund Fees and Expenses(1)	.69%	.69%	.69%	.69%
Total Annual Fund Operating Expenses(2)	.88%	.92%	1.00%	1.25%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$90	$281	$488	$1,084
Class Y	$94	$293	$509	$1,131
Class L	$102	$318	$552	$1,225
Class A	$695	$949	$1,222	$1,999

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has an asset allocation strategy

–  16  –

that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MassMutual will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	81.4%
—Domestic Equity Funds
Select Diversified Value (Brandywine Global/Loomis Sayles)	3.2%
Select Fundamental Value (Wellington Management)	3.7%
Select Large Cap Value (Columbia Management/Huber Capital Management)	2.3%
Premier Disciplined Value (Babson Capital)	7.2%
Select Focused Value (Harris)	2.9%
Select Fundamental Growth (Wellington Management)	3.2%
Select Blue Chip Growth (T. Rowe Price)	3.2%
Select Growth Opportunities (Sands Capital/Delaware Management)	2.7%
Premier Disciplined Growth (Babson Capital)	6.9%
Select Mid-Cap Value (NFJ/Systematic)	3.5%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	2.4%

Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners)	0.5%
MM S&P® Mid Cap Index (NTI)	2.4%
MM Russell 2000® Small Cap Index (NTI)	2.9%
Select Mid Cap Growth Equity II (T. Rowe Price/Frontier)	2.4%
Select Small Cap Growth Equity (Wellington Management/Waddell & Reed/Timberline)	1.7%
Select Small Company Growth (The Boston Company/Eagle)	1.2%
Oppenheimer Real Estate (OFI Global)	2.7%
—International/Global Equity Funds
Select Diversified International (J.P. Morgan)	3.2%
MM MSCI EAFE® International Index (NTI)	6.0%
Select Overseas (J.P. Morgan/MFS/Harris)	7.9%
Premier International Equity (OFI Institutional)	3.1%
Premier Focused International (Baring)	1.3%
Premier Strategic Emerging Markets (Baring)	3.1%
Oppenheimer Developing Markets Fund (OFI Global)	1.8%

Fixed Income & Short Term/Money Market Funds	15.0%
Premier Short-Duration Bond (Babson Capital)	2.3%
Premier Inflation-Protected and Income (Babson Capital)	1.3%
Premier Core Bond (Babson Capital)	4.2%
Select PIMCO Total Return (PIMCO)	0.9%
Select Strategic Bond (Western Asset)	0.8%
Premier High Yield (Babson Capital)	3.6%
Premier International Bond (Baring)	1.8%
Oppenheimer International Bond Fund (OFI Global)	0.1%

Other Funds	3.8%
Oppenheimer Commodity Strategy Total Return (OFI Global)	3.8%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying

–  17  –

Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying

–  18  –

collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

–  19  –

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the

Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the five-year or ten-year periods. Past performance is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	17.97%	Lowest Quarter:	4Q ’08,	-	21.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

–  20  –

situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	8.27%	0.46%	6.54%

	Return After Taxes on Distributions	7.64%	N/A	N/A

	Return After Taxes on Distributions and Sale of Fund Shares	6.20%	N/A	N/A

Class S	Return Before Taxes	15.21%	1.74%	7.23%
Class Y	Return Before Taxes	15.17%	1.74%	7.22%
Class L	Return Before Taxes	15.07%	1.89%	7.40%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.18%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	6.50%
Custom RetireSMART Moderate Growth Index (reflects no deduction for fees, expenses, or taxes)		14.67%	2.02%	7.81%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services

Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  21  –

MassMutual RetireSMARTSM Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	.22%	.26%	.34%	.34%
Acquired Fund Fees and Expenses(1)	.72%	.72%	.72%	.72%
Total Annual Fund Operating Expenses(2)	.99%	1.03%	1.11%	1.36%
Expense Reimbursement	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.91%	.95%	1.03%	1.28%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to bear the expenses (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) of Class S, Class Y, Class L, and Class A of the Fund in excess of .03% of the average daily net asset values of each such class through March 31, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$93	$307	$539	$1,206
Class Y	$97	$320	$561	$1,252
Class L	$105	$345	$604	$1,345
Class A	$698	$974	$1,270	$2,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are

–  22  –

advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds. The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	94.5%
—Domestic Equity Funds
Select Diversified Value (Brandywine Global/Loomis Sayles)	4.6%
Select Fundamental Value (Wellington Management)	5.2%
Select Large Cap Value (Columbia Management/Huber Capital Management)	3.3%
Premier Disciplined Value (Babson Capital)	6.3%
Select Focused Value (Harris)	3.0%
Select Fundamental Growth (Wellington Management)	4.5%
Select Blue Chip Growth (T. Rowe Price)	4.5%
Select Growth Opportunities (Sands Capital/Delaware Management)	3.8%
Premier Disciplined Growth (Babson Capital)	6.0%
Select Mid-Cap Value (NFJ/Systematic)	4.1%

Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	2.7%
Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners)	0.8%
MM S&P® Mid Cap Index (NTI)	2.8%
MM Russell 2000® Small Cap Index (NTI)	3.5%
Select Mid Cap Growth Equity II (T. Rowe Price/Frontier)	2.7%
Select Small Cap Growth Equity (Wellington Management/Waddell & Reed/Timberline)	2.1%
Select Small Company Growth (The Boston Company/Eagle)	1.4%
Oppenheimer Real Estate (OFI Global)	3.1%
—International/Global Equity Funds
Select Diversified International (J.P. Morgan)	3.6%
MM MSCI EAFE® International Index (NTI)	6.7%
Select Overseas (J.P. Morgan/MFS/Harris)	9.0%
Premier International Equity (OFI Institutional)	3.6%
Premier Focused International (Baring)	1.5%
Premier Strategic Emerging Markets (Baring)	3.6%
Oppenheimer Developing Markets Fund (OFI Global)	2.1%

Fixed Income & Short Term/Money Market Funds	1.7%
Premier Short-Duration Bond (Babson Capital)	0.3%
Premier Inflation-Protected and Income (Babson Capital)	0.2%
Premier Core Bond (Babson Capital)	0.4%
Select PIMCO Total Return (PIMCO)	0.1%
Select Strategic Bond (Western Asset)	0.1%
Premier High Yield (Babson Capital)	0.3%
Premier International Bond (Baring)	0.3%

Other Funds	3.9%
Oppenheimer Commodity Strategy Total Return (OFI Global)	3.9%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign

–  23  –

currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or

–  24  –

fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

–  25  –

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the five-year or ten-year periods. Past performance is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’03,	20.17%	Lowest Quarter:	4Q ’08,	-	24.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

–  26  –

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	9.34%	-0.73%	6.50%
	Return After Taxes on Distributions	8.70%	N/A	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	6.90%	N/A	N/A
Class S	Return Before Taxes	16.42%	0.54%	7.18%
Class Y	Return Before Taxes	16.46%	0.55%	7.19%
Class L	Return Before Taxes	16.38%	0.65%	7.36%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.18%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	6.50%
Custom RetireSMART Growth Index (reflects no deduction for fees, expenses, or taxes)		16.14%	1.19%	8.11%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  27  –

MassMutual RetireSMARTSM In Retirement Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.19%	.26%	.36%	.36%	.41%
Acquired Fund Fees and Expenses(1)	.58%	.58%	.58%	.58%	.58%
Total Annual Fund Operating Expenses(2)	.82%	.89%	.99%	1.24%	1.54%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$84	$262	$455	$1,014
Class Y	$91	$284	$493	$1,096
Class L	$101	$315	$547	$1,213
Class A	$694	$946	$1,217	$1,989
Class N	$257	$486	$839	$1,834

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement. Underlying Funds can include MassMutual Select

–  28  –

Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund’s assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	35.4%

Fixed Income & Short Term/Money Market Funds	62.0%
Premier Short-Duration Bond (Babson Capital)	16.6%
Premier Inflation-Protected and Income (Babson Capital)	13.3%
Premier Core Bond (Babson Capital)	18.6%

Other Funds	2.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset

–  29  –

allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the

–  30  –

value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be

–  31  –

more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance (Barclays U.S. Aggregate Bond Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	9.60%	Lowest Quarter:	4Q ’08,	-	8.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

–  32  –

situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	9.64%	4.53%	4.85%

	Return After Taxes on Distributions	8.64%	3.53%	3.67%

	Return After Taxes on Distributions and Sale of Fund Shares	6.42%	3.33%	3.56%

Class Y	Return Before Taxes	9.53%	4.51%	4.82%
Class L	Return Before Taxes	9.45%	4.37%	4.71%
Class A	Return Before Taxes	2.86%	2.88%	3.75%
Class N	Return Before Taxes	7.89%	3.81%	4.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	4.96%
				Since 01/02/04
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	5.10%
Custom RetireSMART In Retirement Index (reflects no deduction for fees, expenses, or taxes)		8.31%	4.50%	5.22%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  33  –

MassMutual RetireSMARTSM 2010 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.21%	.30%	.40%	.40%	.45%
Acquired Fund Fees and Expenses(1)	.60%	.60%	.60%	.60%	.60%
Total Annual Fund Operating Expenses(2)	.86%	.95%	1.05%	1.30%	1.60%
(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the
“Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,061
Class Y	$97	$303	$525	$1,166
Class L	$107	$334	$579	$1,283
Class A	$700	$963	$1,247	$2,053
Class N	$263	$505	$871	$1,900

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for

–  34  –

investors expected to have retired around the year 2010 and to have stopped making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who has already reached retirement age (with an assumed retirement around 2010) and who plans to withdraw the value of his or her account gradually over time during retirement. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative (currently approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds), until reaching approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, in or about 2025. Over time, the Fund’s annual fund operating expenses will likely increase because certain fixed costs of the Fund will be shared by a smaller pool of assets as investors redeem shares of the Fund.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	47.0%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	5.3%
Premier Disciplined Value (Babson Capital)	5.5%

Fixed Income & Short Term/Money Market Funds	50.6%
Premier Short-Duration Bond (Babson Capital)	10.0%
Premier Inflation-Protected and Income (Babson Capital)	10.8%
Premier Core Bond (Babson Capital)	17.2%

Other Funds	2.5%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in

–  35  –

mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration.

MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral;

however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may

–  36  –

be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the

–  37  –

value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-

held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance (Barclays U.S. Aggregate Bond Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

–  38  –

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	13.05%	Lowest Quarter:	4Q ’08,	-	13.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	11.19%	3.43%	4.64%

	Return After Taxes on Distributions	10.46%	2.64%	3.66%

	Return After Taxes on Distributions and Sale of Fund Shares	7.48%	2.52%	3.50%

Class Y	Return Before Taxes	11.10%	3.35%	4.57%
Class L	Return Before Taxes	11.01%	3.25%	4.48%
Class A	Return Before Taxes	4.38%	1.79%	3.53%
Class N	Return Before Taxes	9.47%	2.70%	3.90%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	4.96%

	One Year	Five Years	Since 01/02/04
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)	11.87%	2.80%	5.10%
Custom RetireSMART 2010 Index (reflects no deduction for fees, expenses, or taxes)	10.20%	3.72%	5.20%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  39  –

MassMutual RetireSMARTSM 2015 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	1.75%	1.84%	1.94%	1.94%
Acquired Fund Fees and Expenses(1)	.64%	.64%	.64%	.64%
Total Annual Fund Operating Expenses(2)	2.44%	2.53%	2.63%	2.88%
Expense Reimbursement	(1.57%)	(1.61%)	(1.61%)	(1.61%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.87%	.92%	1.02%	1.27%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .28%, .38%, and .63% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$89	$610	$1,158	$2,657
Class Y	$94	$634	$1,200	$2,744
Class L	$104	$664	$1,251	$2,844
Class A	$697	$1,272	$1,872	$3,486

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates

–  40  –

(“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2015 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2015. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2015, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	58.3%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	6.2%
Premier Disciplined Value (Babson Capital)	6.3%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	5.3%

Fixed Income & Short Term/Money Market Funds	39.1%
Premier Short-Duration Bond (Babson Capital)	8.1%
Premier Inflation-Protected and Income (Babson Capital)	7.9%
Premier Core Bond (Babson Capital)	13.1%

Other Funds	2.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in

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mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration.

MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance (Barclays U.S. Aggregate Bond Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	8.49%	Lowest Quarter:	3Q ’11,	-	11.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (04/01/10)
Class S	Return Before Taxes	12.94%	7.92%

	Return After Taxes on Distributions	11.70%	6.92%

	Return After Taxes on Distributions and Sale of Fund Shares	9.07%	6.40%
Class Y	Return Before Taxes	12.86%	7.87%
Class L	Return Before Taxes	12.67%	7.73%
Class A	Return Before Taxes	5.99%	5.19%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	6.08%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		16.00%	9.79%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	7.32%
Custom RetireSMART 2015 Index (reflects no deduction for fees, expenses, or taxes)		11.96%	7.93%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2020 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.18%	.27%	.37%	.37%	.42%
Acquired Fund Fees and Expenses(1)	.66%	.66%	.66%	.66%	.66%
Total Annual Fund Operating Expenses(2)	.89%	.98%	1.08%	1.33%	1.63%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$91	$284	$493	$1,096
Class Y	$100	$312	$542	$1,201
Class L	$110	$343	$595	$1,317
Class A	$703	$972	$1,262	$2,084
Class N	$266	$514	$887	$1,933

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2020 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are

–  46  –

advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2020. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2020, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	69.2%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	6.6%
Premier Disciplined Value (Babson Capital)	6.8%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	6.3%
MM MSCI EAFE® International Index (NTI)	5.1%

Fixed Income & Short Term/Money Market Funds	27.6%
Premier Short-Duration Bond Fund	5.4%
Premier Inflation-Protected and Income (Babson Capital)	5.4%
Premier Core Bond (Babson Capital)	7.9%

Other Funds	3.3%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions.

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The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management

–  49  –

performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	16.75%	Lowest Quarter:	4Q ’08,	-	18.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	14.14%	2.51%	4.64%

	Return After Taxes on Distributions	13.69%	1.92%	3.77%

	Return After Taxes on Distributions and Sale of Fund Shares	9.51%	1.88%	3.65%

Class Y	Return Before Taxes	14.09%	2.46%	4.58%
Class L	Return Before Taxes	13.94%	2.35%	4.47%
Class A	Return Before Taxes	7.12%	0.88%	3.53%
Class N	Return Before Taxes	12.31%	1.79%	3.91%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.31%

	One Year	Five Years	Since 01/02/04
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)	11.87%	2.80%	5.10%
Custom RetireSMART 2020 Index (reflects no deduction for fees, expenses, or taxes)	13.37%	2.70%	5.15%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2025 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	2.11%	2.20%	2.30%	2.30%
Acquired Fund Fees and Expenses(1)	.69%	.69%	.69%	.69%
Total Annual Fund Operating Expenses(2)	2.85%	2.94%	3.04%	3.29%
Expense Reimbursement	(1.93%)	(1.97%)	(1.97%)	(1.97%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.92%	.97%	1.07%	1.32%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the
“Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .28%, .38%, and .63% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$94	$700	$1,332	$3,036
Class Y	$99	$723	$1,374	$3,120
Class L	$109	$753	$1,423	$3,216
Class A	$702	$1,356	$2,032	$3,828

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a

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combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2025 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2025. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2025, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	76.2%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	6.8%
Premier Disciplined Value (Babson Capital)	7.0%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	7.3%
MM MSCI EAFE® International Index (NTI)	5.4%

Fixed Income & Short Term/Money Market Funds	20.2%

Other Funds	3.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in

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mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration.

MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates,

–  54  –

or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods,

–  55  –

subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

–  56  –

Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	10.83%	Lowest Quarter:	3Q ’11,	-	14.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (04/01/10)
Class S	Return Before Taxes	15.02%	7.90%

	Return After Taxes on Distributions	14.14%	7.11%

	Return After Taxes on Distributions and Sale of Fund Shares	10.67%	6.62%

Class Y	Return Before Taxes	14.97%	7.85%
Class L	Return Before Taxes	14.84%	7.76%
Class A	Return Before Taxes	7.94%	5.20%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	9.79%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	6.08%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	7.32%
Custom RetireSMART 2025 Index (reflects no deduction for fees, expenses, or taxes)		14.27%	8.19%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  57  –

MassMutual RetireSMARTSM 2030 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.18%	.27%	.37%	.37%	.42%
Acquired Fund Fees and Expenses(1)	.70%	.70%	.70%	.70%	.70%
Total Annual Fund Operating Expenses(2)	.93%	1.02%	1.12%	1.37%	1.67%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$296	$515	$1,143
Class Y	$104	$325	$563	$1,248
Class L	$114	$356	$617	$1,363
Class A	$706	$984	$1,282	$2,127
Class N	$270	$526	$907	$1,976

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$526	$907	$1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2030 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select

–  58  –

Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2030. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2030, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	81.7%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	6.6%
Premier Disciplined Value (Babson Capital)	6.8%

—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	7.8%
MM MSCI EAFE® International Index (NTI)	6.2%

Fixed Income & Short Term/Money Market Funds	14.6%

Other Funds	3.7%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

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The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities

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tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks.

In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	18.62%	Lowest Quarter:	4Q ’08,	-	21.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	15.55%	1.26%	4.62%

	Return After Taxes on Distributions	15.26%	0.76%	3.90%

	Return After Taxes on Distributions and Sale of Fund Shares	10.47%	0.90%	3.78%

Class Y	Return Before Taxes	15.44%	1.20%	4.55%
Class L	Return Before Taxes	15.32%	1.11%	4.46%
Class A	Return Before Taxes	8.35%	-0.34%	3.51%
Class N	Return Before Taxes	13.64%	0.55%	3.89%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.31%
				Since 01/02/04
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	5.10%
Custom RetireSMART 2030 Index (reflects no deduction for fees, expenses, or taxes)		14.81%	1.53%	5.17%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2035 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	2.49%	2.58%	2.68%	2.68%
Acquired Fund Fees and Expenses(1)	.71%	.71%	.71%	.71%
Total Annual Fund Operating Expenses(2)	3.25%	3.34%	3.44%	3.69%
Expense Reimbursement	(2.31%)	(2.35%)	(2.35%)	(2.35%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.94%	.99%	1.09%	1.34%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the
“Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .28%, .38%, and .63% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$784	$1,497	$3,390
Class Y	$101	$807	$1,537	$3,471
Class L	$111	$837	$1,586	$3,563
Class A	$704	$1,434	$2,184	$4,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a

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combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2035 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2035. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2035, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	84.3%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	6.3%
Premier Disciplined Value (Babson Capital)	6.4%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	8.2%
MM MSCI EAFE® International Index (NTI)	6.0%

Fixed Income & Short Term/Money Market Funds	12.2%

Other Funds	3.6%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the

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duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

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Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and

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unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	11.75%	Lowest Quarter:	3Q ’11,	-	16.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (04/01/10)
Class S	Return Before Taxes	15.64%	7.86%

	Return After Taxes on Distributions	14.81%	7.16%

	Return After Taxes on Distributions and Sale of Fund Shares	11.15%	6.65%
Class Y	Return Before Taxes	15.58%	7.80%
Class L	Return Before Taxes	15.45%	7.70%
Class A	Return Before Taxes	8.56%	5.14%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	9.79%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	6.08%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	7.32%
Custom RetireSMART 2035 Index (reflects no deduction for fees, expenses, or taxes)		15.00%	8.26%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2040 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.20%	.29%	.39%	.39%	.44%
Acquired Fund Fees and Expenses(1)	.71%	.71%	.71%	.71%	.71%
Total Annual Fund Operating Expenses(2)	.96%	1.05%	1.15%	1.40%	1.70%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,178
Class Y	$107	$334	$579	$1,283
Class L	$117	$365	$633	$1,398
Class A	$709	$993	$1,297	$2,158
Class N	$273	$536	$923	$2,009

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2040 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised

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by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2040. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2040, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	85.6%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	5.7%
Premier Disciplined Value (Babson Capital)	5.9%

—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	8.1%
MM MSCI EAFE® International Index (NTI)	6.5%

Fixed Income & Short Term/Money Market Funds	10.8%

Other Funds	3.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

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The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management

–  73  –

performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	19.39%	Lowest Quarter:	4Q ’08,	-	23.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	15.69%	0.82%	4.78%

	Return After Taxes on Distributions	15.44%	0.36%	4.10%

	Return After Taxes on Distributions and Sale of Fund Shares	10.51%	0.54%	3.98%

Class Y	Return Before Taxes	15.60%	0.74%	4.72%
Class L	Return Before Taxes	15.59%	0.65%	4.63%
Class A	Return Before Taxes	8.65%	-0.78%	3.68%
Class N	Return Before Taxes	13.91%	0.12%	4.06%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.31%
				Since 01/02/04
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	5.10%
Custom RetireSMART 2040 Index (reflects no deduction for fees, expenses, or taxes)		15.22%	1.08%	5.39%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2045 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses(1)	3.82%	3.91%	4.01%	4.01%
Acquired Fund Fees and Expenses(1)	.73%	.73%	.73%	.73%
Total Annual Fund Operating Expenses(2)	4.60%	4.69%	4.79%	5.04%
Expense Reimbursement	(3.64%)	(3.68%)	(3.68%)	(3.68%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.96%	1.01%	1.11%	1.36%

(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .28%, .38%, and .63% for Classes S, Y, L, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$1,059	$2,028	$4,484
Class Y	$103	$1,081	$2,066	$4,554
Class L	$113	$1,111	$2,112	$4,634
Class A	$706	$1,690	$2,673	$5,128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by

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MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2045 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2045. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2045, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an

Underlying Fund is accepting additional investments).

Equity Funds	92.5%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	5.1%
Premier Disciplined Growth (Babson Capital)	6.0%
Premier Disciplined Value (Babson Capital)	6.2%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	8.8%
MM MSCI EAFE® International Index (NTI)	6.6%

Fixed Income & Short Term/Money Market Funds	3.9%

Other Funds	3.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may

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invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration.

MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral;

however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may

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be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the

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value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	1Q ’12,	12.68%	Lowest Quarter:	3Q ’11,	-	17.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Since Inception (04/01/10)
Class S	Return Before Taxes	16.48%	7.93%

	Return After Taxes on Distributions	15.51%	7.19%

	Return After Taxes on Distributions and Sale of Fund Shares	12.00%	6.75%

Class Y	Return Before Taxes	16.30%	7.88%
Class L	Return Before Taxes	16.16%	7.75%
Class A	Return Before Taxes	9.35%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	9.79%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	6.08%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	7.32%
Custom RetireSMART 2045 Index (reflects no deduction for fees, expenses, or taxes)		15.89%	8.21%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2050 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 107 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.32%	.41%	.51%	.51%	.56%
Acquired Fund Fees and Expenses(1)	.72%	.72%	.72%	.72%	.72%
Total Annual Fund Operating Expenses(2)	1.09%	1.18%	1.28%	1.53%	1.83%
Expense Reimbursement	(.14%)	(.18%)	(.18%)	(.18%)	(.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.95%	1.00%	1.10%	1.35%	1.65%
(1)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year and Acquired Fund fees and expenses of the Fund have been restated to reflect expenses for the current fiscal year.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .23%, .28%, .38%, .63%, and .93% for Classes S, Y, L, A, and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$97	$333	$587	$1,316
Class Y	$102	$357	$632	$1,416
Class L	$112	$388	$685	$1,529
Class A	$705	$1,014	$1,345	$2,279
Class N	$268	$558	$974	$2,133

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$558	$974	$2,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or

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“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global”), a majority owned, indirect subsidiary of MassMutual). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2050. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2050, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2013, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional

Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	92.7%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	5.1%
Premier Disciplined Growth (Babson Capital)	5.9%
Premier Disciplined Value (Babson Capital)	6.1%
—International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	8.5%
MM MSCI EAFE® International Index (NTI)	7.2%

Fixed Income & Short Term/Money Market Funds	3.6%

Other Funds	3.7%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap

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contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will

–  84  –

fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally

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reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for

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1 year, 5 years, and since inception, compare with those of a broad measure of market performance (S&P 500® Index) and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments, an index of funds with similar investment objectives, and a hypothetical custom index which comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	19.58%	Lowest Quarter:	4Q ’08,	-	23.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2012)

		One Year	Five Years	Since Inception (12/17/07)
Class S	Return Before Taxes	16.22%	1.00%	1.07%

	Return After Taxes on Distributions	15.27%	0.36%	0.43%

	Return After Taxes on Distributions and Sale of Fund Shares	11.78%	0.72%	0.78%
Class Y	Return Before Taxes	16.27%	0.98%	1.05%
Class L	Return Before Taxes	16.20%	0.87%	0.95%
Class A	Return Before Taxes	9.09%	-0.54%	-0.45%
Class N	Return Before Taxes	14.47%	0.28%	0.36%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		16.00%	1.66%	1.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	6.16%
				Since 01/02/08
Lipper Balanced Fund Index (reflects no deduction for fees, expenses, or taxes)		11.87%	2.80%	2.80%
Custom RetireSMART 2050 Index (reflects no deduction for fees, expenses, or taxes)		15.89%	1.14%	1.14%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

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Frederick (Rick) Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Changes to Investment Objectives and Strategies.  Each RetireSMART Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.)

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the Fund’s investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal

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investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Eurozone Risk.  Continuing uncertainty as to the status of the euro and the European Monetary Union

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(the “EMU”) has created significant volatility in currency and financial markets generally. This continuing uncertainty, and any partial or complete dissolution of the EMU or of the European Union more generally, could have significant adverse effects on currency and financial markets, and could impair the ability of governmental entities in the EMU or issuers in EMU countries, or other issuers around the world, to meet their obligations. In addition, austerity measures and other fiscal or monetary actions imposed on, or undertaken by, countries in the EMU may affect the credit standing of those countries and of governmental and private issuers in those countries, and their abilities to meet their obligations.

Target-Date RetireSMART Funds.  MassMutual invests each target-date RetireSMART Fund’s assets in a combination of domestic and international Underlying Funds. The target-date RetireSMART Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each target-date RetireSMART Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

MassMutual allocates the assets of each target-date RetireSMART Fund with a target retirement date (RetireSMART 2010, RetireSMART 2015, RetireSMART 2020, RetireSMART 2025, RetireSMART 2030, RetireSMART 2035, RetireSMART 2040, RetireSMART 2045, and RetireSMART 2050) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, RetireSMART 2050, which is designed for investors planning to retire around the year 2050, currently has an aggressive target asset allocation (relative to the other target-date RetireSMART Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed income funds. By contrast, RetireSMART 2015 currently has a more conservative target asset allocation, with a little more than half of its assets invested in equity funds and a significant portion of its assets invested in fixed income and money market funds.

RetireSMART In Retirement is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

When the target asset allocation of another target-date RetireSMART Fund matches RetireSMART In Retirement’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with RetireSMART In Retirement and the Fund’s shareholders will become shareholders of RetireSMART In Retirement. This may be done without a vote of shareholders if the Trustees determine at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Trustees of the Trust without the consent of shareholders. Shareholders of each RetireSMART Fund with a target retirement date will be notified in writing prior to its combination with the RetireSMART In Retirement Fund.

MassMutual intends to manage each target-date RetireSMART Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds for any RetireSMART Fund from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.

Each RetireSMART Fund will bear a pro rata share of its Underlying Funds’ expenses. Each RetireSMART Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

The following table lists each target-date RetireSMART Fund’s approximate asset allocation among equity, fixed income & short term/money market, and certain other funds as of March 15, 2013. The table also lists the approximate asset allocation, as of March 15, 2013, to certain Underlying Funds in which a target-date RetireSMART Fund currently invests 5% or more. Other Underlying Funds in which the target-date RetireSMART Funds currently invest are listed below the table. MassMutual may change these percentages from time to time and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.

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Investment Option Categories	Retire- SMART In Retirement	Retire- SMART 2010	Retire- SMART 2015	Retire- SMART 2020	Retire- SMART 2025	Retire- SMART 2030	Retire- SMART 2035	Retire- SMART 2040	Retire- SMART 2045	Retire- SMART 2050

Equity Funds	35.4%	47.0%	58.3%	69.2%	76.2%	81.7%	84.3%	85.6%	92.5%	92.7%
Domestic Equity Funds
Select Fundamental Value (Wellington Management)	0.9%	1.2%	2.0%	2.9%	3.4%	3.8%	4.3%	4.6%	5.1%	5.1%
Premier Disciplined Growth (Babson Capital)	4.4%	5.3%	6.2%	6.6%	6.8%	6.6%	6.3%	5.7%	6.0%	5.9%
Premier Disciplined Value (Babson Capital)	4.5%	5.5%	6.3%	6.8%	7.0%	6.8%	6.4%	5.9%	6.2%	6.1%

International Equity Funds
Select Overseas (J.P. Morgan/MFS/Harris)	2.8%	4.3%	5.3%	6.3%	7.3%	7.8%	8.2%	8.1%	8.8%	8.5%
MM MSCI EAFE International Index (NTI)	2.4%	3.6%	4.4%	5.1%	5.4%	6.2%	6.0%	6.5%	6.6%	7.2%

Fixed Income & Short Term/Money Market Funds	62.0%	50.6%	39.1%	27.6%	20.2%	14.6%	12.2%	10.8%	3.9%	3.6%
Premier Short-Duration Bond (Babson Capital)	16.6%	10.0%	8.1%	5.4%	3.3%	2.2%	1.8%	1.7%	0.6%	0.6%
Premier Inflation-Protected and Income (Babson Capital)	13.3%	10.8%	7.9%	5.4%	3.4%	2.3%	1.8%	1.5%	0.5%	0.5%
Premier Core Bond (Babson Capital)	18.6%	17.2%	13.1%	7.9%	4.8%	3.3%	2.9%	2.7%	1.0%	0.9%

Other Funds	2.6%	2.5%	2.6%	3.3%	3.6%	3.7%	3.6%	3.6%	3.6%	3.7%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the target-date RetireSMART Funds currently invest include: Select Blue Chip Growth (T. Rowe Price), Select Diversified Value (Brandywine Global/Loomis Sayles), Select Growth Opportunities (Sands Capital/Delaware Management), Select Mid-Cap Value (NFJ/Systematic), Select Mid Cap Growth Equity II (T. Rowe Price/Frontier), Select Large Cap Value (Columbia Management/Huber Capital Management), Select Focused Value (Harris), Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners), Select Small Company Growth (The Boston Company/Eagle), Select Small Cap Value Equity (Wellington Management/Barrow Hanley), Oppenheimer Real Estate (OFI Global), Select Small Cap Growth Equity (Wellington Management/Waddell & Reed/Timberline), Select Fundamental Growth (Wellington Management), MM S&P Mid Cap Index (NTI), MM Russell 2000 Small Cap Index (NTI), Select Diversified International (J.P. Morgan), Premier International Equity (OFI Institutional), Premier Focused International (Baring), Premier Strategic Emerging Markets (Baring), Oppenheimer Developing Markets (OFI Global), Premier International Bond (Baring), Select Strategic Bond (Western Asset), Premier High Yield (Babson Capital), Select PIMCO Total Return (PIMCO), Premier Money Market (Babson Capital), Oppenheimer International Bond (OFI Global) and Oppenheimer Commodity Strategy Total Return (OFI Global).

The following chart illustrates each target-date RetireSMART Fund’s approximate current target asset allocation among equity, fixed income, and certain other asset classes as of the date of this Prospectus. The target-date RetireSMART Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target asset allocations and underlying investment options and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations. Under normal circumstances, each Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

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RetireSMART 2015, RetireSMART 2025, RetireSMART 2035, RetireSMART 2045 MassMutual has voluntarily agreed to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25%, and .50% for Classes S, Y, L, and A, respectively. MassMutual may amend or discontinue these caps at any time without notice, at which such time the caps on fees and expenses shown for each Fund in the table under “Fees and Expenses of the Fund” would still be in effect.

RetireSMART 2050 MassMutual has voluntarily agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25%, .50%, and .80% for Classes S, Y, L, A, and N, respectively. MassMutual may amend or discontinue this cap at any time without notice, at which such time the caps on fees and expenses shown for the Fund in the table under “Fees and Expenses of the Fund” would still be in effect.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money by investing in the Funds, but you can also lose money. Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

The SAI contains further information about the Funds, their investments, and their related risks.

•	Bank Loans Risk

The risks associated with bank loans are similar to the risks of lower-rated fixed income securities, although bank loans are typically (though not always) senior and secured in contrast to other lower-rated fixed income securities or investments, which are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Commodities-Related Investments Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the

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market for the commodity. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation” in the SAI.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in

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that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or continued uncertainty as to the EMU’s status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, and liquidity risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

Legislation in response to the 2008-2009 financial crisis calls for new regulation of the derivatives markets. The full extent and impact of that regulation are not yet fully known. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Many derivatives will be required to be executed through a centralized exchange or

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regulated facility and be cleared through a regulated clearinghouse. The derivatives market could be disrupted or limited as a result, and certain derivatives transactions may no longer be available or may become prohibitively expensive. Moreover, the establishment of a centralized exchange or market for derivatives transactions may not result in derivatives being easier to trade or value and may result in a substantial increase in the cost of derivatives transactions.

•	Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•	Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing of a Fund. Both types of transactions generally create leverage. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities

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transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental

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entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

A number of foreign sovereign governments in Europe and elsewhere have experienced significant financial distress in recent periods and may continue to do so. This distress has increased the volatility of securities issued by those governments and of other securities denominated in the currencies of the affected countries. A default by a foreign government on its obligations or a currency collapse could have far-reaching adverse effects on economies, financial markets, and asset valuations around the world.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

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Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower-rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

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•	Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or comparable unrated obligations.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage- backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected

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significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	REIT Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders,

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would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The Underlying Funds may change their investment objectives or policies without the approval of a Fund. If an Underlying Fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the Underlying Fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. Underlying Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s NAV. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by that Act (including, among other things, protections against certain conflicts of interest and custodial risks); such investments may be illiquid, may be leveraged, and may be highly volatile.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute Underlying Funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an Underlying Fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from Underlying Funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated Underlying Funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an Underlying Fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the Underlying Fund or pool may or may not be consistent with those of the Fund.

ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that they will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indices it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and

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in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

•	When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

The Funds may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2012, MassMutual, together with its subsidiaries, had assets under management of approximately $507.8 billion.

In 2012, each Fund paid MassMutual an investment management fee of .05% based on a percentage of each Fund’s average daily net assets.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual report to shareholders dated June 30, 2012.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0576% to .1548% for Class S shares; .0976% to .2448% for Class Y shares; .1776% to .3448% for Class L shares; .1776% to .3448% for Class A shares; and .3289% to .3937% for Class N shares.

As the investment adviser to the Funds, MassMutual is responsible for furnishing a continuous investment program for the Funds, determining the Underlying Funds in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those Underlying Funds. MassMutual places purchase and redemption orders for shares of the Underlying Funds on behalf of the Funds. These functions are performed by MassMutual’s Retirement Services Asset Allocation Committee, led by Bruce Picard Jr., CFA. Mr. Picard, an Investment Director for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2005. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP. In addition to Mr. Picard, the regular members of MassMutual’s Retirement Services Asset Allocation Committee include Michael Eldredge, CFA and Frederick (Rick) Schulitz, CFA. Mr. Eldredge, a Vice President for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2008. He leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Mr. Eldredge was a Vice President at ING US Financial Services, where he worked in various positions covering investment due diligence and fund analysis for the company’s Fund Strategy and Due Diligence unit. Mr. Schulitz, an Investment Director for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2006. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING.

MassMutual also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund. MassMutual is also responsible for, among others things, board reporting and assistance in the annual advisory contract renewal process.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

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About the Classes of Shares – Class S, Y, L, A, and N Shares

Each Fund other than the RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART 2015 Fund, RetireSMART 2025 Fund, RetireSMART 2035 Fund, and RetireSMART 2045 Fund offers the following five Classes of shares: Class S, Class Y, Class L, Class A, and Class N shares. The RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART 2015 Fund, RetireSMART 2025 Fund, RetireSMART 2035 Fund, and RetireSMART 2045 Fund do not offer Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

All Classes of a Fund may not be available in every state. Currently, only Class A shares of each Fund are available in Montana, Nebraska, and New Hampshire.

Class S, Class Y, and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses, and/or minimum investor size requirements. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following eligible purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $5 million for Class Y shares, and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

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Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its clients shares of one class or a limited number of classes of the Funds, without regard to the guidelines described above. An investor should consult its financial intermediary for information (including expense information)

regarding the share class(es) the intermediary will make available for purchase by the investor.

Eligible purchasers must generally have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to

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reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

(1) The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

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Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class S, Y, L, and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S, Y, and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to broker-dealers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to broker-dealers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Payments under the Class A Rule 12b-1 Plans will be made to the Distributor, who forwards any service fees to MassMutual. MassMutual and the Distributor may retain a portion of these fees, or may pay the full amount to broker-dealers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to broker-dealers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Distribution fees may be paid to broker-dealers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses. Each year under the Class N Rule 12b-1 Plans, each Fund also pays .25% in service fees to the Distributor, who forwards such fees to MassMutual. Service fees may be paid to broker-dealers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to broker-dealers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. MassMutual or the Distributor, as the case may be, may retain a portion of the fees described above, or may pay the full amount to broker-dealers or other financial intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A, and Class L shares to broker-dealers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may not be more than 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A, or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class S, Class Y, Class L, Class A, or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y, or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to broker-dealers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class S, Class Y, Class L, Class A, or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

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This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and
•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MassMutual, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next

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determined after the exchange request is received and accepted by the transfer agent, MassMutual, a broker-dealer, or another intermediary authorized for this purpose. Exchange requests involving a purchase into any Fund, however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. If you place an order to exchange shares of one Fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the Funds’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds.

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or
•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good form” as described in your agreement.

Cost Basis Reporting

In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent

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excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

Certain Omnibus Accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. If you hold your Fund shares through a non-MassMutual omnibus account, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. While the Funds and MassMutual encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MassMutual may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

The NAV of each Fund is based upon the net asset values of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each Business Day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.

The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

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Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund or Underlying Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund or an Underlying

Fund for more than one year) are taxable in the hands of an investor as long-term gains and taxed to individuals at the reduced rates applicable to long-term capital gain. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

The nature of each Fund’s distributions will be affected by its investment strategies and those of the Underlying Funds in which it invests. A Fund that invests primarily in Underlying Funds whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from its sale or the sale by Underlying Funds of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in

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cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in Underlying Funds can cause the tax treatment of the Fund’s gains, losses, and distributions to differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund’s shareholders invested directly in the Underlying Funds. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

An Underlying Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Underlying Fund’s yield on those securities would be decreased. A Fund may be able to elect to “pass through” to its shareholders foreign income taxes paid by certain Underlying Funds. If a Fund so elects, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2014, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. If a Fund invests in an Underlying Fund that paid such distributions to the Fund, the distributions retain their character as not subject to withholding if properly reported by the Fund when paid to the Fund’s foreign persons. The Funds generally have not, and do not intend to, report the portion of their distributions, including distributions attributable to Underlying Funds, that would qualify as interest-related or short-term capital gain dividends and thus these distributions generally will be subject to withholding when paid to a foreign person. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL RETIRESMART CONSERVATIVE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.70	$0.25	$0.63	$0.88	$(0.27)	$(0.17)	$(0.44)	$10.14	9.14%		$2,774	0.13%		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	4.44%	[a]
Class Y
12/31/12	$9.69	$0.23	$0.66	$0.89	$(0.27)	$(0.17)	$(0.44)	$10.14	9.21%		$3,110	0.17%		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	26.89%	[a]
Class L
12/31/12	$9.70	$0.21	$0.66	$0.87	$(0.26)	$(0.17)	$(0.43)	$10.14	9.01%		$73,765	0.25%		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	4.26%	[a]
Class A
12/31/12	$9.70	$0.18	$0.67	$0.85	$(0.24)	$(0.17)	$(0.41)	$10.14	8.73%		$163,625	0.50%		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	4.17%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

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MASSMUTUAL RETIRESMART MODERATE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.51	$0.33	$0.86	$1.19	$(0.24)	$(0.21)	$(0.45)	$10.25	12.48%		$2,649	0.13%		3.22%
12/31/11[g]	10.00	0.20	(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	3.82%	[a]
Class Y
12/31/12	$9.51	$0.21	$0.98	$1.19	$(0.23)	$(0.21)	$(0.44)	$10.26	12.53%		$4,549	0.17%		2.10%
12/31/11[g]	10.00	0.83	(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	16.08%	[a]
Class L
12/31/12	$9.51	$0.18	$1.00	$1.18	$(0.22)	$(0.21)	$(0.43)	$10.26	12.43%		$147,873	0.25%		1.81%
12/31/11[g]	10.00	0.18	(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	3.53%	[a]
Class A
12/31/12	$9.51	$0.14	$1.01	$1.15	$(0.19)	$(0.21)	$(0.40)	$10.26	12.13%		$324,049	0.50%		1.42%
12/31/11[g]	10.00	0.18	(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	3.41%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.

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MASSMUTUAL RETIRESMART MODERATE GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.36	$0.21	$1.21	$1.42	$(0.19)	$(0.26)	$(0.45)	$10.33	15.21%		$7,085	0.14%		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	3.14%	[a]
Class Y
12/31/12	$9.36	$0.18	$1.24	$1.42	$(0.19)	$(0.26)	$(0.45)	$10.33	15.17%		$1,816	0.18%		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	15.80%	[a]
Class L
12/31/12	$9.36	$0.16	$1.25	$1.41	$(0.18)	$(0.26)	$(0.44)	$10.33	15.07%		$117,574	0.26%		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	2.96%	[a]
Class A
12/31/12	$9.36	$0.12	$1.27	$1.39	$(0.15)	$(0.26)	$(0.41)	$10.34	14.88%		$236,688	0.51%		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	2.71%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

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MASSMUTUAL RETIRESMART GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.28	$0.30	$1.21	$1.51	$(0.15)	$(0.29)	$(0.44)	$10.35	16.42%		$1,698	0.23%		0.15%	[j]	2.97%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a,j]	2.75%	[a]
Class Y
12/31/12	$9.28	$0.14	$1.38	$1.52	$(0.15)	$(0.29)	$(0.44)	$10.36	16.46%		$110	0.26%		0.18%	[j]	1.37%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a,j]	2.70%	[a]
Class L
12/31/12	$9.28	$0.13	$1.38	$1.51	$(0.14)	$(0.29)	$(0.43)	$10.36	16.38%		$26,623	0.33%		0.26%	[j]	1.27%
12/31/11[g]	10.00	0.13	(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a,j]	2.57%	[a]
Class A
12/31/12	$9.28	$0.11	$1.37	$1.48	$(0.12)	$(0.29)	$(0.41)	$10.35	16.01%		$47,226	0.59%		0.51%	[j]	1.09%
12/31/11[g]	10.00	0.12	(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a,j]	2.36%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

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MASSMUTUAL RETIRESMART IN RETIREMENT FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.84	$0.26	$0.67	$0.93	$(0.32)	$-	$-	$(0.32)	$10.45	9.64%		$24,199	0.17%	0.17%	[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	-	-	(0.29)	9.84	2.78%		15,610	0.15%	N/A		2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	-	-	(0.27)	9.86	10.04%		13,462	0.15%	N/A		1.92%
12/31/09	7.68	0.18	1.36	1.54	-	-	-	-	9.22	20.05%		14,963	0.15%	N/A		2.17%
12/31/08	9.98	0.36	(1.95)	(1.59)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.17%	)	16,279	0.12%	N/A		3.86%
Class Y
12/31/12	$9.85	$0.17	$0.76	$0.93	$(0.31)	$-	$-	$(0.31)	$10.47	9.53%		$13,720	0.23%	0.23%	[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	-	-	(0.29)	9.85	2.66%		20,601	0.20%	N/A		2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	-	-	(0.26)	9.88	10.09%		19,112	0.17%	N/A		2.51%
12/31/09	7.68	0.16	1.39	1.55	-	-	-	-	9.23	20.18%		18,370	0.17%	N/A		1.98%
12/31/08	9.99	0.37	(1.97)	(1.60)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.20%	)	58,457	0.14%	N/A		3.94%
Class L
12/31/12	$9.84	$0.18	$0.74	$0.92	$(0.30)	$-	$-	$(0.30)	$10.46	9.45%		$28,883	0.33%	0.33%	[k]	1.77%
12/31/11	9.87	0.20	0.04	0.24	(0.27)	-	-	(0.27)	9.84	2.52%		31,554	0.30%	N/A		1.98%
12/31/10	9.22	0.21	0.69	0.90	(0.25)	-	-	(0.25)	9.87	9.98%		37,663	0.27%	N/A		2.21%
12/31/09	7.69	0.17	1.36	1.53	-	-	-	-	9.22	19.90%		38,375	0.27%	N/A		2.05%
12/31/08	9.99	0.34	(1.95)	(1.61)	(0.41)	(0.22)	(0.06)	(0.69)	7.69	(16.29%	)	55,874	0.24%	N/A		3.61%
Class A
12/31/12	$9.76	$0.17	$0.71	$0.88	$(0.26)	$-	$-	$(0.26)	$10.38	9.13%		$24,982	0.58%	0.58%	[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	-	-	(0.25)	9.76	2.27%		28,693	0.55%	N/A		1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	-	-	(0.23)	9.79	9.67%		35,125	0.52%	N/A		1.99%
12/31/09	7.65	0.16	1.34	1.50	-	-	-	-	9.15	19.61%		34,104	0.52%	N/A		1.94%
12/31/08	9.95	0.39	(2.01)	(1.62)	(0.40)	(0.22)	(0.06)	(0.68)	7.65	(16.46%	)	43,223	0.49%	N/A		4.27%
Class N
12/31/12	$9.76	$0.15	$0.71	$0.86	$(0.25)	$-	$-	$(0.25)	$10.37	8.89%		$124	0.88%	0.88%	[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	-	-	(0.23)	9.76	1.95%		112	0.85%	N/A		1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	-	-	(0.21)	9.80	9.40%		104	0.82%	N/A		1.66%
12/31/09	7.68	0.16	1.32	1.48	-	-	-	-	9.16	19.27%		105	0.82%	N/A		1.98%
12/31/08	9.98	0.32	(1.98)	(1.66)	(0.36)	(0.22)	(0.06)	(0.64)	7.68	(16.76%	)	89	0.79%	N/A		3.42%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	40%	111%	32%	36%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  120  –

MASSMUTUAL RETIRESMART 2010 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.96	$0.27	$0.84	$1.11	$(0.27)	$-	$-	$(0.27)	$10.80	11.19%		$57,999	0.16%	0.16%	[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	-	-	(0.24)	9.96	0.98%		34,639	0.14%	N/A		2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	-	-	(0.23)	10.11	11.95%		33,281	0.14%	N/A		1.52%
12/31/09	7.40	0.17	1.69	1.86	-	-	-	-	9.26	25.14%		43,844	0.14%	N/A		2.07%
12/31/08	10.70	0.29	(2.90)	(2.61)	(0.34)	(0.24)	(0.11)	(0.69)	7.40	(24.75%	)	32,208	0.12%	N/A		2.98%
Class Y
12/31/12	$9.94	$0.10	$1.00	$1.10	$(0.24)	$-	$-	$(0.24)	$10.80	11.10%		$8,852	0.24%	0.24%	[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	-	-	(0.24)	9.94	0.84%		26,949	0.22%	N/A		2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	-	-	(0.23)	10.10	11.89%		27,844	0.19%	N/A		2.14%
12/31/09	7.39	0.13	1.73	1.86	-	-	-	-	9.25	25.17%		27,126	0.19%	N/A		1.69%
12/31/08	10.69	0.27	(2.89)	(2.62)	(0.33)	(0.24)	(0.11)	(0.68)	7.39	(24.84%	)	39,901	0.17%	N/A		2.78%
Class L
12/31/12	$9.94	$0.19	$0.90	$1.09	$(0.25)	$-	$-	$(0.25)	$10.78	11.01%		$11,649	0.35%	0.35%	[k]	1.84%
12/31/11	10.09	0.18	(0.10)	0.08	(0.23)	-	-	(0.23)	9.94	0.82%		11,270	0.32%	N/A		1.75%
12/31/10	9.24	0.18	0.88	1.06	(0.21)	-	-	(0.21)	10.09	11.74%		13,103	0.29%	N/A		1.84%
12/31/09	7.39	0.11	1.74	1.85	-	-	-	-	9.24	25.03%		13,710	0.29%	N/A		1.39%
12/31/08	10.69	0.26	(2.89)	(2.63)	(0.32)	(0.24)	(0.11)	(0.67)	7.39	(24.95%	)	35,333	0.27%	N/A		2.68%
Class A
12/31/12	$9.88	$0.16	$0.89	$1.05	$(0.21)	$-	$-	$(0.21)	$10.72	10.74%		$25,903	0.60%	0.60%	[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	-	-	(0.20)	9.88	0.61%		26,892	0.57%	N/A		1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	-	-	(0.19)	10.02	11.45%		32,254	0.54%	N/A		1.57%
12/31/09	7.37	0.12	1.69	1.81	-	-	-	-	9.18	24.56%		35,657	0.54%	N/A		1.55%
12/31/08	10.64	0.23	(2.86)	(2.63)	(0.30)	(0.24)	(0.10)	(0.64)	7.37	(25.05%	)	38,451	0.52%	N/A		2.40%
Class N
12/31/12	$9.82	$0.13	$0.89	$1.02	$(0.21)	$-	$-	$(0.21)	$10.63	10.47%		$1,275	0.90%	0.90%	[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	-	-	(0.22)	9.82	0.25%		1,212	0.87%	N/A		2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	-	-	(0.16)	10.02	11.03%		513	0.84%	N/A		1.29%
12/31/09	7.38	0.10	1.70	1.80	-	-	-	-	9.18	24.39%		553	0.84%	N/A		1.29%
12/31/08	10.64	0.20	(2.85)	(2.65)	(0.28)	(0.24)	(0.09)	(0.61)	7.38	(25.30%	)	499	0.82%	N/A		2.07%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	49%	108%	38%	39%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  121  –

MASSMUTUAL RETIRESMART 2015 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.25	$0.37	$0.95	$1.32	$(0.24)	$(0.31)	$(0.55)	$11.02	12.94%		$5,926	1.70%		0.10%	[j]	3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%	[j]	2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a,j]	2.60%	[a]
Class Y
12/31/12	$10.25	$0.17	$1.15	$1.32	$(0.24)	$(0.31)	$(0.55)	$11.02	12.86%		$123	1.77%		0.15%	[j]	1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%	[j]	2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a,j]	2.53%	[a]
Class L
12/31/12	$10.25	$0.47	$0.83	$1.30	$(0.24)	$(0.31)	$(0.55)	$11.00	12.67%		$354	1.89%		0.25%	[j]	4.30%
12/31/11	10.73	0.25	(0.30)	(0.05)	(0.15)	(0.28)	(0.43)	10.25	(0.45%	)	135	3.97%		0.25%	[j]	2.33%
12/31/10[g]	10.00	0.19	0.75	0.94	(0.20)	(0.01)	(0.21)	10.73	9.43%	[b]	111	4.97%	[a]	0.25%	[a,j]	2.47%	[a]
Class A
12/31/12	$10.22	$0.25	$1.02	$1.27	$(0.21)	$(0.31)	$(0.52)	$10.97	12.46%		$1,066	2.14%		0.50%	[j]	2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%	[j]	2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a,j]	4.01%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through June 30, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  122  –

MASSMUTUAL RETIRESMART 2020 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.43	$0.23	$1.10	$1.33	$(0.21)	$-	$-	$(0.21)	$10.55	14.14%		$178,323	0.13%	0.12%	[j]	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	-	-	(0.18)	9.43	(1.78%	)	114,389	0.11%	N/A		1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	-	-	(0.16)	9.79	14.18%		104,532	0.11%	N/A		1.56%
12/31/09	6.68	0.11	1.95	2.06	-	-	-	-	8.74	30.84%		100,371	0.11%	N/A		1.49%
12/31/08	10.84	0.21	(3.64)	(3.43)	(0.24)	(0.36)	(0.13)	(0.73)	6.68	(32.42%	)	65,951	0.10%	N/A		2.28%
Class Y
12/31/12	$9.41	$0.11	$1.21	$1.32	$(0.18)	$-	$-	$(0.18)	$10.55	14.09%		$27,380	0.21%	0.20%	[j]	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	-	-	(0.18)	9.41	(1.83%	)	60,388	0.18%	N/A		1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	-	-	(0.16)	9.77	14.01%		67,560	0.16%	N/A		1.72%
12/31/09	6.67	0.09	1.97	2.06	-	-	-	-	8.73	30.88%		63,845	0.16%	N/A		1.18%
12/31/08	10.82	0.21	(3.63)	(3.42)	(0.24)	(0.36)	(0.13)	(0.73)	6.67	(32.43%	)	77,838	0.15%	N/A		2.27%
Class L
12/31/12	$9.42	$0.17	$1.14	$1.31	$(0.19)	$-	$-	$(0.19)	$10.54	13.94%		$94,439	0.31%	0.31%	[k]	1.64%
12/31/11	9.78	0.15	(0.35)	(0.20)	(0.16)	-	-	(0.16)	9.42	(1.96%	)	87,577	0.28%	N/A		1.54%
12/31/10	8.74	0.13	1.06	1.19	(0.15)	-	-	(0.15)	9.78	13.86%		109,419	0.26%	N/A		1.46%
12/31/09	6.68	0.08	1.98	2.06	-	-	-	-	8.74	30.84%		114,640	0.26%	N/A		1.09%
12/31/08	10.83	0.19	(3.62)	(3.43)	(0.24)	(0.36)	(0.12)	(0.72)	6.68	(32.52%	)	137,142	0.25%	N/A		2.00%
Class A
12/31/12	$9.34	$0.14	$1.13	$1.27	$(0.16)	$-	$-	$(0.16)	$10.45	13.66%		$89,321	0.56%	0.56%	[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	-	-	(0.14)	9.34	(2.22%	)	86,264	0.53%	N/A		1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	-	-	(0.13)	9.70	13.61%		94,230	0.51%	N/A		1.25%
12/31/09	6.65	0.07	1.95	2.02	-	-	-	-	8.67	30.38%		94,170	0.51%	N/A		0.96%
12/31/08	10.77	0.17	(3.60)	(3.43)	(0.21)	(0.36)	(0.12)	(0.69)	6.65	(32.66%	)	88,113	0.50%	N/A		1.80%
Class N
12/31/12	$9.26	$0.13	$1.10	$1.23	$(0.17)	$-	$-	$(0.17)	$10.32	13.31%		$3,188	0.86%	0.86%	[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	-	-	(0.17)	9.26	(2.45%	)	2,584	0.84%	N/A		2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	-	-	(0.10)	9.67	13.31%		586	0.81%	N/A		0.94%
12/31/09	6.65	0.04	1.95	1.99	-	-	-	-	8.64	29.92%		554	0.82%	N/A		0.57%
12/31/08	10.78	0.19	(3.64)	(3.45)	(0.21)	(0.36)	(0.11)	(0.68)	6.65	(32.85%	)	426	0.80%	N/A		2.11%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	54%	80%	32%	30%	32%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  123  –

MASSMUTUAL RETIRESMART 2025 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.97	$0.27	$1.22	$1.49	$(0.21)	$(0.29)	$(0.50)	$10.96	15.02%		$2,165	2.05%		0.10%	[j]	2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%	[j]	2.02%
12/31/10 [g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a,j]	2.13%	[a]
Class Y
12/31/12	$9.97	$0.23	$1.26	$1.49	$(0.21)	$(0.29)	$(0.50)	$10.96	14.97%		$198	2.13%		0.15%	[j]	2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%	[j]	1.86%
12/31/10 [g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a,j]	2.09%	[a]
Class L
12/31/12	$9.97	$0.36	$1.11	$1.47	$(0.20)	$(0.29)	$(0.49)	$10.95	14.84%		$1,400	2.25%		0.25%	[j]	3.27%
12/31/11	10.85	0.31	(0.63)	(0.32)	(0.20)	(0.36)	(0.56)	9.97	(2.89%	)	291	4.47%		0.25%	[j]	2.89%
12/31/10 [g]	10.00	0.15	0.86	1.01	(0.16)	-	(0.16)	10.85	10.13%	[b]	110	5.19%	[a]	0.25%	[a,j]	1.98%	[a]
Class A
12/31/12	$9.95	$0.22	$1.22	$1.44	$(0.18)	$(0.29)	$(0.47)	$10.92	14.53%		$1,604	2.49%		0.50%	[j]	2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%	[j]	2.19%
12/31/10 [g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a,j]	3.10%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  124  –

MASSMUTUAL RETIRESMART 2030 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.34	$0.21	$1.23	$1.44	$(0.17)	$-	$-	$(0.17)	$10.61	15.55%		$155,213	0.13%	0.12%	[j]	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	-	-	(0.14)	9.34	(3.32%	)	96,501	0.11%	N/A		1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	-	-	(0.13)	9.81	14.95%		86,541	0.11%	N/A		1.34%
12/31/09	6.49	0.08	2.10	2.18	-	-	-	-	8.67	33.59%		75,977	0.12%	N/A		1.09%
12/31/08	11.57	0.16	(4.40)	(4.24)	(0.17)	(0.53)	(0.14)	(0.84)	6.49	(37.94%	)	41,482	0.11%	N/A		1.62%
Class Y
12/31/12	$9.32	$0.11	$1.32	$1.43	$(0.15)	$-	$-	$(0.15)	$10.60	15.44%		$29,056	0.21%	0.21%	[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	-	-	(0.14)	9.32	(3.47%	)	52,742	0.18%	N/A		1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	-	-	(0.13)	9.80	15.03%		56,940	0.16%	N/A		1.40%
12/31/09	6.48	0.06	2.11	2.17	-	-	-	-	8.65	33.49%		54,828	0.17%	N/A		0.84%
12/31/08	11.55	0.16	(4.39)	(4.23)	(0.17)	(0.53)	(0.14)	(0.84)	6.48	(37.97%	)	54,289	0.16%	N/A		1.72%
Class L
12/31/12	$9.34	$0.15	$1.27	$1.42	$(0.15)	$-	$-	$(0.15)	$10.61	15.32%		$73,817	0.31%	0.31%	[k]	1.49%
12/31/11	9.81	0.14	(0.49)	(0.35)	(0.12)	-	-	(0.12)	9.34	(3.50%	)	71,616	0.28%	N/A		1.38%
12/31/10	8.66	0.10	1.17	1.27	(0.12)	-	-	(0.12)	9.81	14.86%		83,008	0.26%	N/A		1.14%
12/31/09	6.50	0.05	2.11	2.16	-	-	-	-	8.66	33.23%		91,974	0.27%	N/A		0.69%
12/31/08	11.56	0.14	(4.37)	(4.23)	(0.17)	(0.53)	(0.13)	(0.83)	6.50	(37.94%	)	107,171	0.26%	N/A		1.44%
Class A
12/31/12	$9.26	$0.13	$1.25	$1.38	$(0.13)	$-	$-	$(0.13)	$10.51	14.96%		$71,053	0.56%	0.56%	[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	-	-	(0.10)	9.26	(3.67%	)	65,876	0.53%	N/A		1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	-	-	(0.10)	9.72	14.62%		73,960	0.51%	N/A		0.95%
12/31/09	6.46	0.04	2.08	2.12	-	-	-	-	8.58	32.82%		71,661	0.52%	N/A		0.50%
12/31/08	11.49	0.12	(4.35)	(4.23)	(0.15)	(0.53)	(0.12)	(0.80)	6.46	(38.13%	)	71,231	0.50%	N/A		1.22%
Class N
12/31/12	$9.19	$0.10	$1.24	$1.34	$(0.14)	$-	$-	$(0.14)	$10.39	14.64%		$3,101	0.86%	0.86%	[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	-	-	(0.13)	9.19	(3.95%	)	2,793	0.84%	N/A		2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	-	-	(0.07)	9.71	14.18%		383	0.81%	N/A		0.65%
12/31/09	6.47	0.02	2.09	2.11	-	-	-	-	8.58	32.61%		387	0.82%	N/A		0.26%
12/31/08	11.51	0.11	(4.37)	(4.26)	(0.14)	(0.53)	(0.11)	(0.78)	6.47	(38.35%	)	189	0.81%	N/A		1.14%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	55%	74%	29%	34%	31%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  125  –

MASSMUTUAL RETIRESMART 2035 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.96	$0.26	$1.29	$1.55	$(0.19)	$(0.32)	$(0.51)	$11.00	15.64%		$2,042	2.42%		0.10%	[j]	2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%	[j]	1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a,j]	1.92%	[a]
Class Y
12/31/12	$9.96	$0.19	$1.35	$1.54	$(0.18)	$(0.32)	$(0.50)	$11.00	15.58%		$245	2.51%		0.15%	[j]	1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%	[j]	1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a,j]	1.87%	[a]
Class L
12/31/12	$9.96	$0.29	$1.24	$1.53	$(0.18)	$(0.32)	$(0.50)	$10.99	15.45%		$1,009	2.62%		0.25%	[j]	2.66%
12/31/11	10.89	0.19	(0.60)	(0.41)	(0.18)	(0.34)	(0.52)	9.96	(3.73%	)	171	4.34%		0.25%	[j]	1.75%
12/31/10[g]	10.00	0.13	0.90	1.03	(0.14)	-	(0.14)	10.89	10.35%	[b]	112	5.26%	[a]	0.25%	[a,j]	1.78%	[a]
Class A
12/31/12	$9.94	$0.21	$1.29	$1.50	$(0.16)	$(0.32)	$(0.48)	$10.96	15.18%		$1,335	2.86%		0.50%	[j]	1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%	[j]	1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a,j]	1.78%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  126  –

MASSMUTUAL RETIRESMART 2040 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.35	$0.19	$1.27	$1.46	$(0.15)	$-	$-	$(0.15)	$10.66	15.69%		$108,556	0.13%	0.13%	[k]	1.91%
12/31/11	9.85	0.15	(0.53)	(0.38)	(0.12)	-	-	(0.12)	9.35	(3.79%	)	66,537	0.11%	N/A		1.55%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	-	-	(0.11)	9.85	15.40%		61,781	0.11%	N/A		1.25%
12/31/09	6.45	0.07	2.13	2.20	-	-	-	-	8.65	34.11%		50,292	0.12%	N/A		0.93%
12/31/08	11.84	0.15	(4.67)	(4.52)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.54%	)	27,000	0.11%	N/A		1.55%
Class Y
12/31/12	$9.33	$0.11	$1.34	$1.45	$(0.13)	$-	$-	$(0.13)	$10.65	15.60%		$14,301	0.21%	0.21%	[k]	1.08%
12/31/11	9.84	0.14	(0.53)	(0.39)	(0.12)	-	-	(0.12)	9.33	(3.94%	)	24,981	0.18%	N/A		1.44%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	-	-	(0.10)	9.84	15.33%		25,886	0.16%	N/A		1.23%
12/31/09	6.45	0.04	2.15	2.19	-	-	-	-	8.64	33.95%		24,096	0.17%	N/A		0.56%
12/31/08	11.83	0.15	(4.66)	(4.51)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.52%	)	30,695	0.16%	N/A		1.59%
Class L
12/31/12	$9.34	$0.14	$1.31	$1.45	$(0.13)	$-	$-	$(0.13)	$10.66	15.59%		$44,762	0.31%	0.31%	[k]	1.37%
12/31/11	9.84	0.11	(0.50)	(0.39)	(0.11)	-	-	(0.11)	9.34	(3.97%	)	41,791	0.28%	N/A		1.15%
12/31/10	8.64	0.09	1.20	1.29	(0.09)	-	-	(0.09)	9.84	15.18%		52,011	0.26%	N/A		0.98%
12/31/09	6.45	0.03	2.16	2.19	-	-	-	-	8.64	33.95%		56,485	0.27%	N/A		0.50%
12/31/08	11.84	0.13	(4.66)	(4.53)	(0.15)	(0.56)	(0.15)	(0.86)	6.45	(39.68%	)	67,643	0.26%	N/A		1.28%
Class A
12/31/12	$9.25	$0.12	$1.29	$1.41	$(0.11)	$-	$-	$(0.11)	$10.55	15.28%		$45,264	0.57%	0.56%	[j]	1.17%
12/31/11	9.75	0.10	(0.52)	(0.42)	(0.08)	-	-	(0.08)	9.25	(4.24%	)	40,995	0.53%	N/A		1.08%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	-	-	(0.08)	9.75	14.86%		44,328	0.51%	N/A		0.80%
12/31/09	6.41	0.02	2.14	2.16	-	-	-	-	8.57	33.70%		40,898	0.52%	N/A		0.35%
12/31/08	11.76	0.11	(4.62)	(4.51)	(0.14)	(0.56)	(0.14)	(0.84)	6.41	(39.80%	)	35,855	0.51%	N/A		1.15%
Class N
12/31/12	$9.19	$0.09	$1.28	$1.37	$(0.12)	$-	$-	$(0.12)	$10.44	14.91%		$2,816	0.87%	0.86%	[j]	0.91%
12/31/11	9.74	0.23	(0.66)	(0.43)	(0.12)	-	-	(0.12)	9.19	(4.41%	)	2,502	0.85%	N/A		2.53%
12/31/08	8.57	0.05	1.18	1.23	(0.06)	-	-	(0.06)	9.74	14.52%		286	0.81%	N/A		0.55%
12/31/09	6.44	0.02	2.11	2.13	-	-	-	-	8.57	33.07%		257	0.82%	N/A		0.28%
12/31/08	11.79	0.09	(4.63)	(4.54)	(0.12)	(0.56)	(0.13)	(0.81)	6.44	(39.91%	)	132	0.81%	N/A		0.97%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	55%	75%	32%	34%	38%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  127  –

MASSMUTUAL RETIRESMART 2045 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.86	$0.21	$1.41	$1.62	$(0.16)	$(0.47)	$(0.63)	$10.85	16.48%		$1,408	3.75%		0.10%	[j]	1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%	[j]	1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a,j]	1.69%	[a]
Class Y
12/31/12	$9.87	$0.15	$1.45	$1.60	$(0.15)	$(0.47)	$(0.62)	$10.85	16.30%		$127	3.84%		0.15%	[j]	1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%	[j]	1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a,j]	1.64%	[a]
Class L
12/31/12	$9.86	$0.20	$1.39	$1.59	$(0.15)	$(0.47)	$(0.62)	$10.83	16.16%		$405	3.94%		0.25%	[j]	1.82%
12/31/11	10.96	0.22	(0.73)	(0.51)	(0.16)	(0.43)	(0.59)	9.86	(4.61%	)	231	5.37%		0.25%	[j]	2.01%
12/31/10[g]	10.00	0.12	0.96	1.08	(0.12)	-	(0.12)	10.96	10.82%	[b]	111	5.30%	[a]	0.25%	[a,j]	1.54%	[a]
Class A
12/31/12	$9.84	$0.18	$1.39	$1.57	$(0.13)	$(0.47)	$(0.60)	$10.81	16.02%		$779	4.20%		0.50%	[j]	1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%	[j]	1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a,j]	1.51%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  128  –

MASSMUTUAL RETIRESMART 2050 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$7.71	$0.16	$1.08	$1.24	$(0.13)	$(0.34)	$-	$(0.47)	$8.48	16.22%		$29,840	0.26%	0.10%	[j]	1.87%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	-	(0.57)	7.71	(4.47%	)	18,945	0.29%	0.10%	[j]	1.53%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.86%		14,974	0.30%	0.10%	[j]	1.25%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.58%		11,442	0.57%	0.10%	[j]	0.84%
12/31/08	10.04	0.16	(4.10)	(3.94)	(0.18)	-	(0.14)	(0.32)	5.78	(39.30%	)	7,008	0.59%	0.10%	[j]	1.89%
Class Y
12/31/12	$7.71	$0.08	$1.17	$1.25	$(0.13)	$(0.34)	$-	$(0.47)	$8.49	16.27%		$3,994	0.34%	0.15%	[j]	0.93%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	-	(0.57)	7.71	(4.51%	)	6,670	0.36%	0.15%	[j]	1.53%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.82%		4,816	0.35%	0.15%	[j]	1.35%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.53%		3,035	0.62%	0.15%	[j]	0.83%
12/31/08	10.04	0.27	(4.21)	(3.94)	(0.19)	-	(0.13)	(0.32)	5.78	(39.31%	)	1,477	0.67%	0.15%	[j]	3.61%
Class L
12/31/12	$7.70	$0.10	$1.14	$1.24	$(0.12)	$(0.34)	$-	$(0.46)	$8.48	16.20%		$2,632	0.44%	0.25%	[j]	1.24%
12/31/11	8.66	0.11	(0.51)	(0.40)	(0.12)	(0.44)	-	(0.56)	7.70	(4.62%	)	2,047	0.46%	0.25%	[j]	1.27%
12/31/10	7.69	0.10	1.10	1.20	(0.09)	(0.14)	-	(0.23)	8.66	15.60%		1,857	0.45%	0.25%	[j]	1.24%
12/31/09	5.78	0.05	1.94	1.99	(0.08)	-	-	(0.08)	7.69	34.44%		1,290	0.72%	0.25%	[j]	0.77%
12/31/08	10.04	0.20	(4.15)	(3.95)	(0.18)	-	(0.13)	(0.31)	5.78	(39.36%	)	419	0.79%	0.25%	[j]	2.49%
Class A
12/31/12	$7.68	$0.10	$1.11	$1.21	$(0.10)	$(0.34)	$-	$(0.44)	$8.45	15.74%		$8,644	0.70%	0.50%	[j]	1.23%
12/31/11	8.65	0.13	(0.55)	(0.42)	(0.11)	(0.44)	-	(0.55)	7.68	(4.75%	)	5,616	0.71%	0.50%	[j]	1.52%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	-	(0.21)	8.65	15.27%		2,879	0.70%	0.50%	[j]	1.04%
12/31/09	5.77	0.03	1.95	1.98	(0.06)	-	-	(0.06)	7.69	34.39%		1,507	0.97%	0.50%	[j]	0.44%
12/31/08	10.04	0.27	(4.23)	(3.96)	(0.18)	-	(0.13)	(0.31)	5.77	(39.53%	)	614	1.03%	0.50%	[j]	3.55%
Class N
12/31/12	$7.68	$0.08	$1.10	$1.18	$(0.08)	$(0.34)	$-	$(0.42)	$8.44	15.47%		$1,767	1.00%	0.80%	[j]	0.93%
12/31/11	8.68	0.20	(0.66)	(0.46)	(0.10)	(0.44)	-	(0.54)	7.68	(5.23%	)	1,306	1.02%	0.80%	[j]	2.52%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	-	(0.18)	8.68	14.97%		93	1.00%	0.80%	[j]	0.50%
12/31/09	5.80	0.01	1.94	1.95	(0.04)	-	-	(0.04)	7.71	33.68%		81	1.27%	0.80%	[j]	0.10%
12/31/08	10.04	0.09	(4.07)	(3.98)	(0.15)	-	(0.11)	(0.26)	5.80	(39.70%	)	61	1.29%	0.80%	[j]	1.04%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	87%	80%	41%	51%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

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Index Descriptions

The Barclays U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART Conservative Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. The weightings of each index are 8%, 22%, 67%, and 3%, respectively. Prior to January 1, 2011, the weightings of each index were 5%, 25%, 67%, and 3%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART Moderate Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are 17%, 43%, and 40%, respectively. Prior to January 1, 2011, the weightings of each index were 12%, 48%, and 40%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART Moderate Growth Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are 24%, 61%, and 15%, respectively. Prior to January 1, 2011, the weightings of each index were 17%, 68%, and 15%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART Growth Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are 27%, 70%, and 3%, respectively. From January 1, 2008 to December 31, 2010, the weightings of each index were 18%, 79%, and 3%, respectively. Prior to January 1, 2008, the weightings of each index were 19%, 81%, and 0%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART In Retirement Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. The weightings of each index are generally static but may be adjusted from time to time to reflect the RetireSMART In Retirement Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2010 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2015 Index comprises the MSCI EAFE, Dow Jones Wilshire 500 (full cap), Barclays U.S. Aggregate Bond, and Citigroup 3-Month US T-Bill Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2015 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2020 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2025 Index comprises the MSCI EAFE, Dow Jones Wilshire 500 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2025 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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The Custom RetireSMART 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2030 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2035 Index comprises the MSCI EAFE, Dow Jones Wilshire 500 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2035 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2040 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2040 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2045 Index comprises the MSCI EAFE, Dow Jones Wilshire 500 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2045 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom RetireSMART 2050 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), and Barclays U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2050 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used to adjust the index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses, and cannot be purchased directly by investors.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082-1981, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED APRIL 1, 2013, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2012 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N
MassMutual RetireSMARTSM Conservative Fund	MRCSX	MRCYX	MRCLX	MCTAX
MassMutual RetireSMARTSM Moderate Fund	MROSX	MRMYX	MRMLX	MRMAX
MassMutual RetireSMARTSM Moderate Growth Fund	MRSSX	MROYX	MRSLX	MOGAX
MassMutual RetireSMARTSM Growth Fund	MRRSX	MRGYX	MRGLX	MRRAX
MassMutual RetireSMARTSM In Retirement Fund	MDRSX	MDRYX	MDRLX	MRDAX	MDRNX
MassMutual RetireSMARTSM 2010 Fund	MRXSX	MRXYX	MRXLX	MRXAX	MRXNX
MassMutual RetireSMARTSM 2015 Fund	MMJSX	MMJYX	MMJLX	MMJAX
MassMutual RetireSMARTSM 2020 Fund	MRTSX	MRTYX	MRTLX	MRTAX	MRTNX
MassMutual RetireSMARTSM 2025 Fund	MMISX	MMIYX	MMLIX	MMSDX
MassMutual RetireSMARTSM 2030 Fund	MRYSX	MRYYX	MYRLX	MRYAX	MRYNX
MassMutual RetireSMARTSM 2035 Fund	MMXSX	MMXYX	MMXLX	MMXAX
MassMutual RetireSMARTSM 2040 Fund	MFRSX	MRFYX	MRFLX	MRFAX	MFRNX
MassMutual RetireSMARTSM 2045 Fund	MMKSX	MMKYX	MMKLX	MMKAX
MassMutual RetireSMARTSM 2050 Fund	MMTSX	MMRYX	MMRLX	MMARX	MMRNX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated April 1, 2013

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GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 14 diversified series of the Trust: (1) MassMutual RetireSMARTSM Conservative Fund (“RetireSMART Conservative Fund”), (2) MassMutual RetireSMARTSM Moderate Fund (“RetireSMART Moderate Fund”), (3) MassMutual RetireSMARTSM Moderate Growth Fund (“RetireSMART Moderate Growth Fund”), (4) MassMutual RetireSMARTSM Growth Fund (“RetireSMART Growth Fund”), (5) MassMutual RetireSMARTSM In Retirement Fund (“RetireSMART In Retirement Fund”), (6) MassMutual RetireSMARTSM 2010 Fund (“RetireSMART 2010 Fund”), (7) MassMutual RetireSMARTSM 2015 Fund (“RetireSMART 2015 Fund”), (8) MassMutual RetireSMARTSM 2020 Fund (“RetireSMART 2020 Fund”), (9) MassMutual RetireSMARTSM 2025 Fund (“RetireSMART 2025 Fund”), (10) MassMutual RetireSMARTSM 2030 Fund (“RetireSMART 2030 Fund”), (11) MassMutual RetireSMARTSM 2035 Fund (“RetireSMART 2035 Fund”), (12) MassMutual RetireSMARTSM 2040 Fund (“RetireSMART 2040 Fund”), (13) MassMutual RetireSMARTSM 2045 Fund (“RetireSMART 2045 Fund”), (14) MassMutual RetireSMARTSM 2050 Fund (“RetireSMART 2050 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 36 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”).

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Each RetireSMART Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”)1 using an asset allocation strategy. In managing their portfolios of investments, the Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but

[1]	Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OppenheimerFunds, Inc. (“OFI”)). OFI is a majority owned, indirect subsidiary of MassMutual.

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not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

Certain of the Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for

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the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

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Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. A Fund may hold a portion of its assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. A Fund may also hold a portion of its assets in cash as part of the Fund’s investment program or asset allocation strategy, in amounts considered appropriate by the Fund’s investment adviser or subadviser. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in its SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher

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than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may enter into cleared derivatives transactions. Certain clearinghouses currently offer clearing for a limited number of types of derivatives transactions, including principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Under the Dodd-Frank Act, many other types of derivatives transactions will be required to be cleared in the future. It is expected that market participants will experience new and/or additional regulations, requirements, compliance burdens, and associated costs in connection with cleared derivatives. In connection with cleared derivatives transactions, a Fund will likely be required to comply with margin requirements meeting minimum levels set by clearing organizations, and may be required to reserve against its liabilities. The margin required by a clearinghouse may be greater than the margin a Fund would be required to post in an uncleared transaction. New position limits (which may apply to all clients of an investment adviser or subadviser collectively and to both cleared and uncleared transactions) may limit the ability of a Fund to enter into derivatives transactions. The clearing requirement will likely increase the cost of a Fund’s derivatives transactions and may limit the availability to a Fund of derivatives contracts that it might otherwise wish to use. Because the clearing requirement is new and related regulations are still under development, it is not possible to predict with accuracy the effect of the clearing requirement on Fund’s operations.

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No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

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Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract frequently has no margin requirement, and no commissions are charged for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

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The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

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The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, limit a Fund’s ability to make certain investments or to pursue certain strategies, and potentially adversely affect a Fund’s total return.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an

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option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the

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margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

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A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code, may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser

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attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

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A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such

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options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

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If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

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Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the

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outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or

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market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade over-the-counter, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment typically involves the buyout by a financial institution of one or more securities or other assets (the “underlying instruments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be

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leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to

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purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the investment adviser or subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes

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insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange-Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing, and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

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Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value (“NAV”), but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

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(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Austerity measures and other fiscal or monetary actions imposed on, or undertaken by, countries in the EMU may affect the credit standing of those countries and of governmental and private issuers in those countries, and their abilities to meet their obligations. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to

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stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the values of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

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Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser, and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand

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for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value

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of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P or Moody’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “lower-rated debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other lower-rated debt securities.)

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of

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computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of lower-rated debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for lower-rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund so to qualify.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be

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guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. The conservatorship has no specified termination date. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and

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other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade fixed income securities. The collateral may include many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Underlying Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. The RetireSMART Funds rely on Section 12(d)(1)(G) of the 1940 Act, and therefore these limitations do not apply to the RetireSMART Funds. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Underlying Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Underlying Fund’s investment adviser or subadviser, and subject to an Underlying Fund’s investment restrictions set forth in its Prospectus and SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing, and other expenses. At the same time a Fund continues to pay its own management fees and other expenses. This section shall not prevent an Underlying Fund from investing its assets in money market funds in compliance with the 1940 Act.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

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The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the RetireSMART Funds, the RetireSMART Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each RetireSMART Fund will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser currently anticipates for these Funds. The investment adviser or subadviser of certain Underlying Funds will make changes to such Underlying Fund’s portfolios whenever it believes such changes are desirable and, consequently, certain Underlying Funds’ portfolio turnover may be high. For Underlying Funds, portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Underlying Fund will bear directly (and which RetireSMART Funds will bear indirectly), and could involve realization of capital gains that would be taxable when distributed to shareholders. The RetireSMART Funds’ portfolio transactions should generally involve trades in the Underlying Funds that do not entail brokerage commissions. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates of the RetireSMART Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at

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least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral

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securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper, and short-term corporate debt instruments described in the following paragraphs may not be applicable to certain Underlying Funds.

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Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase at least “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city, and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”), and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

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Trade Claims

Certain of the Funds may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are

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also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

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Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser or any of its affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser is primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the Underlying Funds’ subadvisers’ policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on

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Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds and the Funds’ investment adviser may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company (“State Street”)), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Underlying Funds’ subadvisers, providers of portfolio analysis tools, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds or the Funds’ investment adviser may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, or MassMutual believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

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INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

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In accordance with such policies, each Fund may not:

(1)  to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)  sell securities short, but reserves the right to sell securities short against the box.

(3)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Underlying Funds in which the RetireSMART Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a RetireSMART Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each RetireSMART Fund’s investment program as set forth in the Prospectus, a RetireSMART Fund may invest 25% or more of its assets in any one Underlying Fund. While each RetireSMART Fund does not intend to concentrate its investments in a particular industry, a RetireSMART Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of ten Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser to the Funds MassMutual may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints

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that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Chairman since 2010
Trustee since 1996
Trustee of 91 portfolios in fund complex

Retired; Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 2003
Trustee of 91 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2012
Trustee of 91 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2012
Trustee of 91 portfolios in fund complex

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Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 2003
Trustee of 91 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1996
Trustee of 127 portfolios in fund complex[1]

Retired; Consultant (1999-2009); Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2012
Trustee of 91 portfolios in fund complex

President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation; Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2009
Trustee of 93 portfolios in fund complex[2]

Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson

1	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

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Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Robert E. Joyal[3]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 2003
Trustee of 93 portfolios in fund complex[2]

Retired; Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2008
Trustee of 91 portfolios in fund complex

Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC; Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2009 Officer of 91 portfolios in fund complex	Vice President of the Trust

2	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.
3	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
4	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

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Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2001 Officer of 91 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2006 Officer of 91 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2007 Officer of 91 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2006 Officer of 91 portfolios in fund complex	President of the Trust

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Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

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Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory, and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

C. Ann Merrifield—As a trustee of a healthcare organization, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory, and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and an MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met five times during 2012.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair, El-Hage, and Hunter and Msses. Furman and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During 2012, the Audit Committee met five times.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee, but rather meetings are held as appropriate. During 2012, the Nominating Committee met once. The Nominating Committee (a) identifies individuals qualified to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; (e) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (f) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; and (g) annually reviews the compensation of the Independent Trustees.

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The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

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Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During 2012, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal, and Marshall and Msses. Furman, Merrifield, and Sarsynski. During 2012, the Governance Committee met once. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts, and (iii) to consider the retirement policies of the Board.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Underlying Funds’ advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and Underlying Funds’ subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

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Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2012.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	$10,001-$50,000
Maria D. Furman	None	$10,001-$50,000
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2012, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Mr. Marshall, $10,001-$50,000; and Ms. Sarsynski, over $100,000.

As of March 4, 2013, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2012, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2013, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $13,950 per quarter plus a fee of $2,700 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

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At the start of the 2012 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,700 per quarter plus a fee of $2,700 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee was paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2012 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Richard H. Ayers	N/A	$176,235	$333,445
Allan W. Blair	$62,712	N/A	$139,360
Nabil N. El-Hage	N/A	$68,333	$151,851
Maria D. Furman	N/A	$66,950	$168,781
R. Alan Hunter, Jr.	$66,330	$43,406	$209,607
Robert E. Joyal	N/A	$133,183	$245,463
F. William Marshall, Jr.	$63,315	$1,459	$378,332
C. Ann Merrifield	$60,300	N/A	$134,000
Elaine A. Sarsynski[1]	$0	$0	$0
Susan B. Sweeney	$62,712	N/A	$200,360

[1]	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 4, 2013, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

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MassMutual RetireSMART Conservative Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	97.46%

Class L	MassMutual 1295 State Street Springfield, MA 01111	95.09%

Class S	MassMutual 1295 State Street Springfield, MA 01111	90.81%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.13%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	100%

MassMutual RetireSMART Moderate Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	96.18%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.25%

Class S	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	76.98%

	MassMutual 1295 State Street Springfield, MA 01111	22.97%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	62.93%

	MassMutual 1295 State Street Springfield, MA 01111	37.07%

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MassMutual RetireSMART Moderate Growth Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	96.58%

Class L	MassMutual 1295 State Street Springfield, MA 01111	95.55%

Class S	MassMutual 1295 State Street Springfield, MA 01111	96.36%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	99.99%

MassMutual RetireSMART Growth Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	88.83%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.17%

Class L	MassMutual 1295 State Street Springfield, MA 01111	98.90%

Class S	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	99.26%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual RetireSMART In Retirement Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	42.02%

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Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual 1295 State Street Springfield, MA 01111	23.66%

Class L	MassMutual 1295 State Street Springfield, MA 01111	93.71%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	93.71%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.39%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	57.22%

	MassMutual 1295 State Street Springfield, MA 01111	24.45%

	First County Bank Trust Department FBO Tata Chemical NA 100 Prospect Street, 4th Floor Stamford, CT 06905	14.33%

MassMutual RetireSMART 2010 Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	41.29%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.55%

Class L	MassMutual 1295 State Street Springfield, MA 01111	86.56%

B-58

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.44%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	91.62%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.20%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	52.39%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	45.10%

MassMutual RetireSMART 2015 Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	55.29%

	MassMutual 1295 State Street Springfield, MA 01111	42.33%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

B-59

MassMutual RetireSMART 2020 Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	49.12%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.45%

Class L	MassMutual 1295 State Street Springfield, MA 01111	93.34%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.66%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	90.17%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	9.04%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	72.05%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.90%

MassMutual RetireSMART 2025 Fund9

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	66.22%

	MassMutual 1295 State Street Springfield, MA 01111	31.71%

B-60

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	94.57%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.43%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual RetireSMART 2030 Fund10

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	57.10%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	27.53%

Class L	MassMutual 1295 State Street Springfield, MA 01111	91.19%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.81%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	88.38%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	10.90%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	72.53%

B-61

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	27.47%

MassMutual RetireSMART 2035 Fund11

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	60.08%

	MassMutual 1295 State Street Springfield, MA 01111	39.92%

Class L	MassMutual 1295 State Street Springfield, MA 01111	59.64%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	40.36%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual RetireSMART 2040 Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	62.65%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	28.86%

Class L	MassMutual 1295 State Street Springfield, MA 01111	95.26%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

B-62

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	86.66%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.10%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	78.06%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	20.71%

MassMutual RetireSMART 2045 Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	73.69%

	MassMutual 1295 State Street Springfield, MA 01111	26.31%

Class L	MassMutual 1295 State Street Springfield, MA 01111	72.35%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	27.65%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual RetireSMART 2050 Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	52.83%

B-63

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	46.18%

Class L	MassMutual 1295 State Street Springfield, MA 01111	71.82%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.38%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	92.43%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.57%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.41%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.59%

[1]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.38% of MassMutual RetireSMART Conservative Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.04% of MassMutual RetireSMART Moderate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.73% of MassMutual RetireSMART Moderate Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 90.60% of MassMutual RetireSMART Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]	As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 68.19% of MassMutual RetireSMART In Retirement Fund and therefore may be presumed to “control” the Fund, as that term is

B-64

defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.
[6]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 76.14% of MassMutual RetireSMART 2010 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 87.46% of MassMutual RetireSMART 2015 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[8]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 80.65% of MassMutual RetireSMART 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[9]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 77.10% of MassMutual RetireSMART 2025 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[10]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 81.32% of MassMutual RetireSMART 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[11]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 69.40% of MassMutual RetireSMART 2035 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 83.25% of MassMutual RetireSMART 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 and Taynik & Co., P.O. Box 9130 FPG90, Boston, MA 02117, owned 68.77% and 31.23%, respectively, of MassMutual RetireSMART 2045 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[14]

As of March 4, 2013, MassMutual, 1295 State Street, Springfield, MA 01111 owned 83.17% of MassMutual RetireSMART 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus.

The Advisory Agreement with each Fund may be terminated by the Board or by MassMutual without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its

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continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, which are series of the Trust; MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Barings Dynamic Allocation Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small/Mid Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds® Core Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML China Fund, MML Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Money Market Fund, MML Short-Duration Bond Fund, MML Small/Mid Cap Equity Fund, and MML Strategic Emerging Markets Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: 0.05% on the first $500 million of average daily net assets and 0.00% on assets in excess of $500 million.

Administrator and Sub-Administrator

MassMutual has entered into administrative services agreements (the “Administrative Services Agreements”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. MassMutual has entered into a

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sub-administration agreement with State Street. As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART Conservative Fund	0.0576%	0.0976%	0.1776%	0.1776%	None
RetireSMART Moderate Fund	0.0871%	0.1271%	0.2071%	0.2071%	None
RetireSMART Moderate Growth Fund	0.1087%	0.1487%	0.2287%	0.2287%	None
RetireSMART Growth Fund	0.1085%	0.1485%	0.2285%	0.2285%	None
RetireSMART In Retirement Fund	0.1130%	0.1789%	0.2789%	0.2789%	0.3289%
RetireSMART 2010 Fund	0.1268%	0.2168%	0.3168%	0.3168%	0.3668%
RetireSMART 2015 Fund	0.1427%	0.2327%	0.3327%	0.3327%	None
RetireSMART 2020 Fund	0.1500%	0.2400%	0.3400%	0.3400%	0.3900%
RetireSMART 2025 Fund	0.1469%	0.2369%	0.3369%	0.3369%	None
RetireSMART 2030 Fund	0.1537%	0.2437%	0.3437%	0.3437%	0.3937%
RetireSMART 2035 Fund	0.1476%	0.2376%	0.3376%	0.3376%	None
RetireSMART 2040 Fund	0.1496%	0.2396%	0.3396%	0.3396%	0.3896%
RetireSMART 2045 Fund	0.1548%	0.2448%	0.3448%	0.3448%	None
RetireSMART 2050 Fund	0.1446%	0.2346%	0.3346%	0.3346%	0.3846%

Pursuant to the Advisory Agreements and Administrative Services Agreements described above, for the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010, the amount of Advisory fees paid by each Fund, the amount of Administrative fees paid by each Fund, the amount of any Administrative fees waived by MassMutual, and the amount of any fees reimbursed by MassMutual are as follows:

	Year Ended December 31, 2012
	Advisory Fees Paid	Administrative Fees Paid	Administrative Fees Waived	Other Expenses Reimbursed
RetireSMART Conservative Fund	$121,790	$390,009	$—	$—
RetireSMART Moderate Fund	245,561	868,955	—	—
RetireSMART Moderate Growth Fund	182,823	640,150	—	—
RetireSMART Growth Fund[1]	34,012	120,031	—	(52,615)
RetireSMART In Retirement Fund[2]	47,092	134,378	(1,170)	—
RetireSMART 2010 Fund[3]	53,458	127,090	(1,377)	—
RetireSMART 2015 Fund[4]	2,075	3,503	—	(66,684)
RetireSMART 2020 Fund[5]	190,209	547,583	(4,981)	—
RetireSMART 2025 Fund[4]	1,717	4,801	(64)[6]	(67,628)
RetireSMART 2030 Fund[7]	159,514	443,937	(8,416)	—
RetireSMART 2035 Fund[4]	1,436	3,807	(52)[6]	(67,310)
RetireSMART 2040 Fund[8]	100,771	250,602	(5,439)	—
RetireSMART 2045 Fund[4]	912	2,213	(30)[6]	(66,937)
RetireSMART 2050 Fund[9]	20,342	39,479	(592)[6]	(69,796)

[1]

The expenses in the above table reflect a written agreement by MassMutual to bear the expenses (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) of Class S, Class Y, Class L, and Class A of the Fund in excess of 0.03% of the average daily net asset values of each such class through December 31, 2012.

[2]

The expenses in the above table reflect a voluntary agreement by MassMutual, effective November 16, 2012, to waive administrative and shareholder services fees of each class of the Fund to the extent that Acquired Fund fees and expenses would otherwise exceed 0.56%. The waiver was in effect through December 31, 2012.

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[3]

The expenses in the above table reflect a voluntary agreement by MassMutual, effective November 16, 2012, to waive administrative and shareholder services fees of each class of the Fund to the extent that Acquired Fund fees and expenses would otherwise exceed 0.58%. The waiver was in effect through December 31, 2012.

[4]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, and 0.50% for Classes S, Y, L, and A, respectively.

[5]

The expenses in the above table reflect a voluntary agreement by MassMutual, effective November 16, 2012, to waive administrative and shareholder services fees of each class of the Fund to the extent that Acquired Fund fees and expenses would otherwise exceed 0.64%. The waiver was in effect through December 31, 2012.

[6]	Reflects additional administrative and shareholder services fees voluntarily waived by MassMutual.
[7]

The expenses in the above table reflect a voluntary agreement by MassMutual, effective November 16, 2012, to waive administrative and shareholder services fees of each class of the Fund to the extent that Acquired Fund fees and expenses would otherwise exceed 0.67%. The waiver was in effect through December 31, 2012.

[8]

The expenses in the above table reflect a voluntary agreement by MassMutual, effective November 16, 2012, to waive administrative and shareholder services fees of each class of the Fund to the extent that Acquired Fund fees and expenses would otherwise exceed 0.68%. The waiver was in effect through December 31, 2012.

[9]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, 0.50%, and 0.80% for classes S, Y, L, A, and N, respectively.

	Year Ended December 31, 2011
	Advisory Fee Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
RetireSMART Conservative Fund[1]	$69,107	$220,870	$—
RetireSMART Moderate Fund[1]	133,562	477,366	—
RetireSMART Moderate Growth Fund[1]	102,219	347,359	—
RetireSMART Growth Fund[1,2]	16,749	56,845	(45,637)
RetireSMART In Retirement Fund	50,430	127,851	—
RetireSMART 2010 Fund	53,473	115,841	—
RetireSMART 2015 Fund[3]	858	1,189	(63,656)
RetireSMART 2020 Fund	185,174	471,903	—
RetireSMART 2025 Fund[3]	776	1,386	(65,182)
RetireSMART 2030 Fund	150,470	371,448	—
RetireSMART 2035 Fund[3]	776	1,249	(63,303)
RetireSMART 2040 Fund	92,468	199,939	—
RetireSMART 2045 Fund[3]	629	848	(64,133)
RetireSMART 2050 Fund[4]	14,974	19,235	(59,812)

[1]	Commenced operations on June 20, 2011.
[2]

The expenses in the above table reflect a written agreement by MassMutual to bear the expenses (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or

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unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) of Class S, Class Y, Class L, and Class A of the Fund in excess of 0.03% of the average daily net asset values of each such class through December 31, 2011.

[3]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, and 0.50% for Classes S, Y, L, and A, respectively.

[4]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, 0.50%, and 0.80% for classes S, Y, L, A, and N, respectively.

	Year Ended December 31, 2010
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
RetireSMART In Retirement Fund	$52,741	$116,542	$—
RetireSMART 2010 Fund	57,646	105,106	—
RetireSMART 2015 Fund[1]	403	412	(38,009)
RetireSMART 2020 Fund	182,200	423,188	—
RetireSMART 2025 Fund[1]	388	375	(38,297)
RetireSMART 2030 Fund	143,583	324,022	—
RetireSMART 2035 Fund[1]	380	351	(38,014)
RetireSMART 2040 Fund	85,369	171,072	—
RetireSMART 2045 Fund[1]	377	346	(38,102)
RetireSMART 2050 Fund[2]	9,824	9,052	(38,391)

[1]

The Fund commenced operations on April 1, 2010. The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through December 31, 2010 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, 0.50%, and 0.80% for Classes S, Y, L, A, and N respectively. Class N shares of the Fund were eliminated as of February 8, 2011.

[2]

The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through December 31, 2010 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.10%, 0.15%, 0.25%, 0.50%, and 0.80% for Classes S, Y, L, A, and N, respectively.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

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The Distribution Agreement continued in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans for the RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2020 Fund, RetireSMART 2030 Fund, and RetireSMART 2040 Fund on November 3, 2003, for the RetireSMART 2050 Fund on November 6, 2007, for the RetireSMART 2015 Fund, RetireSMART 2025 Fund, RetireSMART 2035 Fund, and RetireSMART 2045 Fund on February 9, 2010, and for the RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund and RetireSMART Growth Fund on May 10, 2011. The Class N Plans were approved for RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2020 Fund, RetireSMART 2030 Fund, and RetireSMART 2040 Fund on November 3, 2003, and for the RetireSMART 2050 Fund on November 6, 2007. Under the terms of each of the Class A Plans, the Trust is permitted to pay, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to pay, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees

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of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in the fiscal year ending December 31, 2012 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
RetireSMART Conservative Fund[1]	$417,345	$—	$—
RetireSMART Moderate Fund[1]	875,929	—	—
RetireSMART Moderate Growth Fund[1]	617,256	—	—
RetireSMART Growth Fund[1]	106,244	—	—
RetireSMART In Retirement Fund	62,736	295	295
RetireSMART 2010 Fund	65,786	3,287	3,287
RetireSMART 2015 Fund[1]	1,883	—	—
RetireSMART 2020 Fund	217,698	7,053	7,053
RetireSMART 2025 Fund[1]	2,804	—	—
RetireSMART 2030 Fund	174,034	7,441	7,441
RetireSMART 2035 Fund[1]	2,137	—	—
RetireSMART 2040 Fund	106,909	6,546	6,546
RetireSMART 2045 Fund[1]	1,264	—	—
RetireSMART 2050 Fund	18,288	3,759	3,759

	$2,670,313	$28,381	$28,381

[1]	Class N Shares of the Fund were not available.

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CUSTODIANS, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments (the “Custodian”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, and the Distributor have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by MassMutual, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 36 series, 14 of which are described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 7 classes of shares for each series of the Trust: Class A Shares, Class I Shares, Class L Shares, Class N Shares, Class S Shares, Class Y Shares, and

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Class Z Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust, or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust, or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

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The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “Business Day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

The NAV of each Fund is based upon the net asset values of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each Business Day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.

The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective

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Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund has elected or intends to elect and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

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In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain. Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for Federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

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A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or Underlying Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund or Underlying Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Tax rules can alter a Fund’s or Underlying Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that the shareholder, the Fund, and the Underlying Fund meet certain holding period and other requirements. A dividend will not be treated as qualified dividend income (at either the Underlying Fund, Fund, or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period

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beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it

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reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed or exchanged. See the Funds’ Prospectus for more information.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes and Investments

Investment income and gains received by an Underlying Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which an Underlying Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Because the Funds are “fund of funds” that invest their assets in shares of Underlying Funds, each Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund (if any) in respect of foreign securities held by an Underlying Fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts

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distributed to it a pro rata portion of the foreign income taxes passed through by the Fund. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. To the extent a Fund makes this election, the Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by Underlying Funds to foreign countries and passed through by the Fund (if any).

Certain Tax Information Concerning Funds of Funds

Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, their distributable income and gains will normally consist of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests until it disposes of shares of the Underlying Fund (although such losses of an Underlying Fund may reduce distributions to the Fund from that Underlying Fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an Underlying Fund, a portion of its loss may be recognized as a long-term capital loss, which a Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds. For similar reasons, the character of distributions from a Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds. The use of a fund of funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a fund of funds are urged to consult their tax advisers with specific reference to their own tax situations, including the potential application of state, local, and foreign taxes.

Certain Investments in Mortgage-Related Securities

An Underlying Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of an Underlying Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Underlying Funds and, in turn, the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. Federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments by Underlying Funds in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the Code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

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However, for taxable years of a Fund beginning before January 1, 2014, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by a Fund (a “short-term capital gain dividend”). If a Fund invests in an Underlying Fund that paid such distributions to the Fund, the distributions retain their character as not subject to withholding if properly reported by the Fund when paid to the Fund’s foreign persons. The Funds generally have not, and do not expect to, report potentially eligible distributions as interest-related or short-term capital gain dividends and thus generally will treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Under U.S. federal tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Certain Additional Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

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The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: (i) on or after January 1, 2014, on dividends (other than Capital Gain Dividends and short-term capital gain dividends, each as defined above), and (ii) on or after January 1, 2017, on Capital Gain Dividends, short-term capital gain dividends, and the proceeds of the sale, redemption, or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Reports as of December 31, 2012, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of December 31, 2012 are available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected

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to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or Underlying Fund’s adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed, and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

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APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Fund of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.  The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers will provide the Fund and MassMutual with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund will annually update the Trustees after a review of the Subadvisers’ proxy voting policies and voting records summary.

2.  The Trustees of the Fund will not vote proxies on behalf of the Fund or the Series.

3.  MassMutual will not vote proxies on behalf of the Fund or the Series, except that MassMutual will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures

as Investment Adviser to the Fund of Fund Series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(April 1, 2013)

General Overview

Policy:

It is the policy of MassMutual to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to its role as investment adviser to each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II (each, a “Trust”) operating as a “fund of funds” (each a “Fund” and, collectively, the “Funds”). MassMutual will vote proxies (including Information Statements) (“Proxies”) for the Funds in a manner intended to be in the best interest of the Funds and to minimize any material conflicts between the interests of MassMutual and the Funds.

Background:

MassMutual currently serves as investment adviser to each of the Funds. With the exception of one Fund, each Fund currently invests in other series of the Trusts and may also invest in mutual funds advised by OppenheimerFunds Inc., a MassMutual affiliate. With respect to the noted exception, that Fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MassMutual will vote Proxies of the underlying funds held by the Funds in accordance with the following procedure.

Procedure:

1. When a Fund holds shares of an underlying fund advised by MassMutual, MassMutual will vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MassMutual. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its RIA Oversight and Compliance Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the RIA Oversight and Compliance Committee.

2. When a Fund holds shares of an underlying fund advised by a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MassMutual or a control affiliate of MassMutual) of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a

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recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its RIA Oversight and Compliance Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the RIA Oversight and Compliance Committee.

3. When a Fund holds shares of an underlying fund not advised by MassMutual or a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its RIA Oversight and Compliance Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the RIA Oversight and Compliance Committee.

Operating Procedures

MassMutual shall exercise its proxy voting responsibility with respect to the Fund through MassMutual Retirement Services Investment Management (“RS Investment Management”).

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by a MassMutual employee relating to a Fund, are to be immediately forwarded to RS Investment Management.

RS Investment Management, acting through the head of Investment Services or the head of Investment Management, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received with respect to each Fund, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

RS Investment Management will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MassMutual receives regarding a Fund’s investments;

•	A record of each vote cast by MassMutual on behalf of a Fund; and

•	A copy of any document created by MassMutual that was material to making a decision how to vote Proxies on behalf of a Fund or that memorializes the basis for that decision.

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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Massachusetts Mutual Life Insurance Company

Committee Description:

MassMutual, as each RetireSMART Fund’s investment adviser, administers the asset allocation program for each RetireSMART Fund. This function is performed by MassMutual’s Retirement Services Asset Allocation Committee (“the Committee”), led by Bruce Picard Jr., CFA. The other regular members of the Committee are Michael C. Eldredge, CFA and Frederick (Rick) Schulitz, CFA.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Bruce Picard Jr.
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Michael C. Eldredge
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Frederick (Rick) Schulitz, CFA
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2012.
**	Does not include the RetireSMART Funds.

Ownership of Securities:

As of December 31, 2012, the Committee members did not own any shares of the RetireSMART Funds. This does not include units of separate investment accounts, that invest in the Funds, that committee members own through their 401(k) plan. As of December 31, 2012, these amounts were as follows: Mr. Picard, $100,001-$500,000; Mr. Eldredge, $100,001-$500,000; and Mr. Schulitz, $100,001-$500,000.

Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the Committee might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the Committee to lend preferential treatment to those funds. In addition, the Committee might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The Committee’s members are paid the same as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.

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PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A:

(1) Amended and Restated Agreement and Declaration of Trust (26).

(2) Amended and Restated Memorandum and Articles of Association of MassMutual Select Cayman Global Allocation Fund I, Ltd. (25).

Exhibit B: Bylaws of MassMutual Select Funds (26).

Exhibit C: None.

Exhibit D:

(1) Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) relating to the MassMutual Select PIMCO Total Return Fund dated as of November 21, 2011 (26).

(2) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select PIMCO Total Return Fund dated as of June 1, 2012 (28).

(3) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Strategic Bond Fund dated as of November 21, 2011 (26).

(4) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select BlackRock Global Allocation Fund dated as of November 21, 2011 (26).

(5) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select BlackRock Global Allocation Fund dated as of June 1, 2012 (28).

(6) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified Value Fund dated as of November 21, 2011 (26).

(7) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012 (28).

(8) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Fundamental Value Fund dated as of November 21, 2011 (26).

(9) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of November 21, 2011 (26).

(10) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500® Index Fund) dated as of November 21, 2011 (26).

(11) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Focused Value Fund dated as of November 21, 2011 (26).

(12) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012 (27).

(13) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of November 21, 2011 (26).

(14) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Growth Opportunities Fund dated as of November 21, 2011 (26).

(15) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Growth Opportunities Fund dated as of June 1, 2012 (28).

(16) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid-Cap Value Fund dated as of November 21, 2011 (26).

(17) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012 (28).

(18) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Value Equity Fund dated as of November 21, 2011 (26).

(19) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Value Equity Fund dated as of June 1, 2012 (28).

(20) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Value Fund dated as of November 21, 2011 (26).

(21) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2012 (28).

(22) Investment Management Agreement between the Trust and MassMutual relating to the MM S&P® Mid Cap Index Fund dated as of July 25, 2012 (28).

(23) Investment Management Agreement between the Trust and MassMutual relating to the MM Russell 2000® Small Cap Index Fund dated as of July 25, 2012 (28).

(24) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of November 21, 2011 (26).

(25) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Growth Equity Fund dated as of November 21, 2011 (26).

(26) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Growth Equity Fund dated as of June 1, 2012 (28).

(27) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Growth Fund dated as of November 21, 2011 (26).

(28) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Growth Fund dated as of June 1, 2012 (28).

(29) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified International Fund dated as of November 21, 2011 (26).

(30) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified International Fund dated as of June 1, 2012 (28).

(31) Investment Management Agreement between the Trust and MassMutual relating to the MM MSCI EAFE® International Index Fund dated as of July 25, 2012 (28).

(32) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Overseas Fund dated as of November 21, 2011 (26).

(33) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Conservative Fund dated as of November 21, 2011 (26).

(34) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Fund dated as of November 21, 2011 (26).

(35) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Growth Fund dated as of November 21, 2011 (26).

(36) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Growth Fund dated as of November 21, 2011 (26).

(37) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM In Retirement Fund dated as of November 21, 2011 (26).

(38) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2010 Fund dated as of November 21, 2011 (26).

(39) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2015 Fund dated as of November 21, 2011 (26).

(40) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2020 Fund dated as of November 21, 2011 (26).

(41) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2025 Fund dated as of November 21, 2011 (26).

(42) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2030 Fund dated as of November 21, 2011 (26).

(43) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2035 Fund dated as of November 21, 2011 (26).

(44) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2040 Fund dated as of November 21, 2011 (26).

(45) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2045 Fund dated as of November 21, 2011 (26).

(46) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM 2050 Fund dated as of November 21, 2011 (26).

(47) Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(48) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012 (28).

(49) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012 (28).

(50) Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009 (13).

(51) Amendment to Investment Subavisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as the Select BlackRock Global Allocation Fund) dated as of November 15, 2011 (25).

(52) Investment Advisory Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and BlackRock Investment Management, LLC relating to the MassMutual Select Cayman Global Allocation Fund I, Ltd. dated as November 14, 2011 (25).

(53) Investment Subadvisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012 (28).

(54) Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012 (28).

(55) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Value Fund dated as of December 6, 2011 (25).

(56) Investment Subadvisory Agreement between MassMutual and Columbia Management Investment Advisers, LLC relating to the MassMutual Select Large Cap Value Fund dated as of September 11, 2012 (29).

(57) Investment Subadvisory Agreement between MassMutual and Huber Capital Management, LLC relating to the MassMutual Select Large Cap Value Fund dated as of September 11, 2012 (29).

(58) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. (“Northern Trust”) relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500® Index Fund) dated as of August 15, 2011 (24).

(59) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Select Focused Value Fund dated as of December 6, 2011 (25).

(60) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012 (27).

(61) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 (3).

(62) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of November 28, 2007 (7).

(63) Amendment Two to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2008 (10).

(64) Investment Subadvisory Agreement between MassMutual and Sands Capital Management, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of August 15, 2011 (24).

(65) Investment Subadvisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Growth Opportunities Fund dated as of December 6, 2011 (25).

(66) Investment Subadvisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012 (28).

(67) Investment Subadvisory Agreement between MassMutual and NFJ Investment Group LLC relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012 (28).

(68) Investment Subadvisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MassMutual Select Small Cap Value Equity Fund dated as June 1, 2012 (28).

(69) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of December 6, 2011 (25).

(70) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(71) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of June 1, 2008 (10).

(72) Investment Subadvisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2012 (28).

(73) Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of August 15, 2011 (24).

(74) Investment Subadvisory Agreement between MassMutual and Northern Trust relating to the MM S&P® Mid Cap Index Fund dated as of July 25, 2012 (28).

(75) Investment Subadvisory Agreement between MassMutual and Northern Trust relating to the MM Russell 2000® Small Cap Index Fund dated as of July 25, 2012 (28).

(76) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(77) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2008 (10).

(78) Investment Subadvisory Agreement between MassMutual and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of June 1, 2012 (28).

(79) Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Select Small Cap Growth Equity Fund dated as of August 15, 2011 (24).

(80) Amendment to Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Select Small Cap Growth Equity Fund dated as of September 1, 2012 (29).

(81) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Growth Equity Fund dated as of December 6, 2011 (25).

(82) Investment Subadvisory Agreement between MassMutual and Timberline Asset Management LLC relating to the MassMutual Select Small Cap Growth Equity Fund dated as of September 12, 2012 (29).

(83) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Small Company Growth Fund dated as of June 1, 2012 (28).

(84) Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of August 15, 2011 (24).

(85) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011 (23).

(86) Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011 (23).

(87) Investment Subadvisory Agreement between MassMutual and Northern Trust relating to the MM MSCI EAFE® International Index Fund dated as of July 25, 2012 (28).

(88) Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(89) Amendment to Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of June 1, 2008 (10).

(90) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011 (23).

(91) Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011 (23).

(92) Investment Subadvisory Agreement between Harris Associates, L.P. relating to the MassMutual Select Overseas Fund dated as of December 6, 2011 (25).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of July 25, 2012 (28).

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2) Amendment to the Custodian Agreement between the Trust and State Street dated as of January 1, 2011 (23).

(3) Appendix A to the Custodian Agreement between the Trust and State Street dated as of July 25, 2012 (28).

(4) Global Custody Agreement between the Trust and Brown Brothers Harriman & Co. (“BBH”) dated as of November 27, 2009 (13).

(5) Amendment to Global Custody Agreement between the Trust and BBH dated as of August 10, 2010 (19).

(6) Global Custody Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and Brown Brothers Harriman & Co. dated as of November 14, 2011 (25).

Exhibit H:

(1) Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2008 (8).

(2) Amendment to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2011 (23).

(3) Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of July 25, 2012 (28).

(4) Transfer Agency and Service Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated as of November 14, 2011 (25).

(5) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(6) Amendment, dated as of February 6, 2006, to Administrative and Shareholder Services Agreements (3).

(7) Amendment, dated as of May 12, 2009, to Administrative and Shareholder Services Agreements (12).

(8) Amendment, dated as of February 16, 2012, to Administrative and Shareholder Services Agreements (27).

(9) Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2008 (8).

(10) Amendment to the Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2011 (23).

(11) Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of July 25, 2012 (28).

(12) Administration Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated as of November 14, 2011 (25).

(13) Accounting Services Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated as of November 14, 2011 (25).

(14) Expense Limitation Agreement between the Trust and MassMutual with respect to the MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, and MM MSCI EAFE® International Index Fund (28).

(15) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Large Cap Value Fund and MassMutual Select Small Cap Growth Equity Fund (29).

(16) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2045 Fund, and MassMutual RetireSMARTSM 2050 Fund is filed herein as Exhibit H(16).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent (3).

(11) Opinion of Counsel and Consent (4).

(12) Opinion of Counsel and Consent (5).

(13) Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

(15) Opinion of Counsel and Consent (15).

(16) Opinion of Counsel and Consent (17).

(17) Opinion of Counsel and Consent (19).

(18) Opinion of Counsel and Consent (23).

(19) Opinion of Counsel and Consent (25).

(20) Opinion of Counsel and Consent (28).

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, R. Alan Hunter, Jr., Robert E. Joyal, and F. William Marshall, Jr. (3).

(3) Power of Attorney for Elaine A. Sarsynski (9).

(4) Power of Attorney for Susan B. Sweeney (12).

(5) Power of Attorney for Nabil N. El-Hage (26).

(6) Power of Attorney for Maria D. Furman (26).

(7) Power of Attorney for C. Ann Merrifield (26).

Exhibit K: Not Applicable.

Exhibit L: Not Applicable.

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Form of Class Z Rule 12b-1 Plan (19).

Exhibit N:

(1) Amended and Restated Rule 18f-3 Plan adopted February 16, 2012 (27).

(2) Amended Appendix A dated November 27, 2012 to the Amended and Restated Rule 18f-3 Plan (29).

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(1).

(2) Code of Ethics for MassMutual, MML Distributors, LLC, and MassMutual Select Funds is filed herein as Exhibit P(2).

(3) Code of Ethics for Northern Trust Investments, Inc. is filed herein as Exhibit P(3).

(4) Code of Ethics for Delaware Management Company is filed herein as Exhibit P(4).

(5) Code of Ethics for T. Rowe Price Associates, Inc. is filed herein as Exhibit P(5).

(6) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(6).

(7) Code of Ethics for Federated Clover Investment Advisors is filed herein as Exhibit P(7).

(8) Code of Ethics for Wellington Management Company, LLP (18).

(9) Code of Ethics for NFJ Investment Group LLC is filed herein as Exhibit P(9).

(10) Code of Ethics for Sands Capital Management, LLC (21).

(11) Code of Ethics for Western Asset Management Company (15).

(12) Code of Ethics for EARNEST Partners, LLC (21).

(13) Code of Ethics for Eagle Asset Management, Inc. is filed herein as Exhibit P(13).

(14) Code of Ethics for Massachusetts Financial Services Company is filed herein as Exhibit P(14).

(15) Code of Ethics for J.P. Morgan Investment Management Inc. is filed herein as Exhibit P(15).

(16) Code of Ethics for The Boston Company Asset Management, LLC is filed herein as Exhibit P(16).

(17) Code of Ethics for Systematic Financial Management, L.P. (27).

(18) Code of Ethics for BlackRock Investment Management, LLC (21).

(19) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is filed herein as Exhibit P(19).

(20) Code of Ethics for Brandywine Global Investment Management, LLC (27).

(21) Code of Ethics for Loomis, Sayles & Company, L.P. is filed herein as Exhibit P(21).

(22) Code of Ethics for Pacific Investment Management Company LLC is filed herein as Exhibit P(22).

(23) Code of Ethics for Frontier Capital Management Company, LLC is filed herein as Exhibit P(23).

(24) Code of Ethics for Columbia Management Investment Advisers, LLC (29).

(25) Code of Ethics for Huber Capital Management, LLC is filed herein as Exhibit P(25).

(26) Code of Ethics for Timberline Asset Management LLC (29).

(1)	Intentionally omitted.

(2)	Intentionally omitted.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.

(6)	Intentionally omitted.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on April 1, 2008.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.

(11)	Intentionally omitted.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on January 15, 2010.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 1, 2010.

(16)	Intentionally omitted.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on June 30, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on September 16, 2010.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed via EDGAR on November 15, 2010.

(20)	Intentionally omitted.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement filed via EDGAR on March 17, 2011.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 58 to the Registration Statement filed via EDGAR on April 1, 2011.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 60 to the Registration Statement filed via EDGAR on June 20, 2011.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on October 7, 2011.

(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 to the Registration Statement filed via EDGAR on December 7, 2011.

(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012.

(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to the Registration Statement filed via EDGAR on April 2, 2012.

(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed via EDGAR on July 25, 2012.

(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to the Registration Statement filed via EDGAR on January 31, 2013.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust, other than the MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified International Fund, and MM MSCI EAFE® International Index Fund, and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%)

2.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

3.	MML Realty Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

4.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

6.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited)

b.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC – .07%; MassMutual Holding LLC)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) SpA – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 27.88%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 90.52%; MassMutual Asia Limited – 9.46%; and MassMutual Life Insurance Company – .02%).

5.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

6.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

7.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

8.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

9.	MM Asset Management Holding LLC, A Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Babson Capital Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

3.)	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

4.)	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

a.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

5.)	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

i.	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

ii.	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

iii.	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

iv.	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is owned by Babson Capital Europe Limited.

v.	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

6.)	Cornerstone Real Estate Advisers LLC (January 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

b.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.)	Cornerstone Managing Directors Europe LLC, a Delaware limited liability company that is a non-member manager of Cornerstone Real Estate Advisers Europe Securities B.V.

d.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

i.	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

ii.	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No. 2) Limited.)

iii.	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No. 2) Limited.)

e.)	Cornerstone Real Estate Advisers Japan K.K. (February 18, 2013), a Japanese joint stock corporation formed to provide real estate investment advisory services, including the acquisition, disposition, and financing of equity and debt investments and the marketing of real estate investment vehicles.

7.)	Wood Creek Capital Management LLC, a Delaware limited liability company that acts as an investment adviser.

a.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

8.)	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MM Asset Management Holding LLC – 96.594%).

1.)	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

a.)	OFI Global Asset Management, Inc. (May 8, 1987), a Delaware corporation which will operate as a registered investment adviser and transfer agent.

b.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

d.)	OFI SteelPath, Inc. (November 20, 2012 – date of conversion), a Delaware corporation which operates as a transfer agent.

e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation that provides transfer agent services and currently has no clients.

f.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

g.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

h.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

i.	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

ii.	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

iii.	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

2.)	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 18, 1987), a New York-based investment services provider which specializes in hedge funds.

a.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

b.)	Tremont Partners, Inc. (1984) a Connecticut corporation that is a registered investment adviser.

c.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

d.)	Tremont GP, Inc., a Delaware corporation.

i.	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

c.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

1.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

i.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

ii.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

iii.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France SAS (July 24,1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

iii.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

iv.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

v.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

vi.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to offshore fund distribution business.

vii.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aaa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bbb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea trust Fund Ltd.’s undistributed funds.

ccc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ddd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

2.)	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

d.	Babson Capital Finance, LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company).

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Y.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

Z.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.

1.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	1279342 Ontario Limited (January 29, 1998), a Canadian corporation which previously operated as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

AA.	Berkshire Way LLC (June 14, 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

BB.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans.

Item 30:	Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit A(1) of the Trust’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001 and 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman (since 2008), Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director (since 1997), African Capital Alliance, Ltd., Lagos, Nigeria; Member (current), Council on Foreign Relations, New York, New York; Former Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; President (current), IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Trustee (current), The Hotchkiss School, Lakeville, Connecticut; Dean’s Council (current), The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Former Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, Former Board Member, South African Capital Growth Fund; Director (current), and Former Chairman, Summer Search, New York, New York; Director (since 2006), TechnoServe, Norwalk, Connecticut; Director (since 2005), Trickle Up, New York, New York; Trustee (current), University School, Cleveland, Ohio; and Member (current), Yale University President’s Council on International Affairs, New Haven, Connecticut.

CRISTÓBAL I. CONDE, Director (since 2011) and Member, Audit and Human Resources Committees

Senior Advisor (since 2011), Providence Equity Partners LLC; Senior Advisor (since 2011), TPG Capital; Former President and CEO of SunGard Data Systems Inc. (2002-2011); Director (1999-2011); and Co-founder of Devon Systems International, Inc. (acquired by SunGard in 1987); Director (current), Business Executives for National Security (Not for profit); Trustee (current), College of Mount St. Vincent (Not for profit); Director (since 2012), Digital Reasoning; Executive Chairman (since 2012), True Office; and Director (since 2012), WHIPTAIL.

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit and Investment Committees

Co-Founder and Principal (since 2012), Municipal Enterprise Solutions, LLC, Stamford, Connecticut (Provider of consulting services and innovative product solutions to municipalities, agencies, and non-profit enterprises); Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut (Private equity and consulting in financial information & technology industry, municipal operations and finance); Trustee (since 2000), Former Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467 (Not for profit); Board Member (since 2012), Connecticut Housing Finance Authority; Board Member (since 2009), Emerging Managers Group L.P., New York, New York; Board Member (since 2007), Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; Director (since 2012), New Canaan Community Foundation; Member, Investment Committee (since 2006), New York Community Trust (Not for profit); Director (since 2012), Chairperson, Advancement Committee and Member, Executive Committee, Pro Mujer (Not for profit); Trustee (since 2009), Member, Development, Finance, and Investment Committees, The Jackson Laboratories (Not for profit); Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; and Member (2006-2010), New Canaan Board of Finance, New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Chairman (since 2010), Director (since 2008), Chairman, Executive Committee and Member, Corporate Governance (non-voting member) and Investment Committees

JAMES H. DeGRAFFENREIDT, JR., Lead Director (since 2012), Director (since 2002), Member (since 2004), and Chairman (2008-2012), Corporate Governance Committee, Member (since 2008), Executive Committee, and Member (since 2007) Human Resources Committee

Retired, Chairman and Chief Executive Officer (1998-2009), Director (2001-2009), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C. 20080; Chairman and Chief Executive Officer (1998-2009), Director (1994-2009), Washington Gas Light Company, Washington, D.C.; Chairman (2007-2008) and Director (1998-2009), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2009), Alliance to Save Energy, Washington, D.C.; Director (since 2010), Vectren Corporation and Member (since 2010), Audit & Risk and Corporate Affairs Committees; Trustee (1999-2009), Federal City Council, Washington, D.C.; Trustee (1995-2009), Maryland Science Center, Baltimore, Maryland; Trustee (1999-2009), Walters Art Museum, Baltimore, Maryland; and President (since 2008), Maryland State Board of Education, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson (since 2009), Human Resources Committee and Member (since 2009), Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Director (since 2008), Foundation for Women’s Resources; Member, Advisory Board (since 2010), LBJ Family Wealth Advisors, Ltd.; Director (since 2011), National Public Radio; Trustee (since 2003), NHP Foundation (Not-profit); Member (since 2012), Western Governors University (WGU) Texas Advisory Board; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2006-2008), Matt Foundation, Inc.; Director (2008-2012), San Antonio Opera (Not-profit); Member (2007-2012), The World Bank Sanctions Board; and Director (2001-2008), UST-NYSE.

ROBERT A. ESSNER, Director (since 2002), Lead Director (2009-2012), Chairman (since 2012) and Member, Corporate Governance Committee and Member, Executive and Human Resources Committees

Retired, Chairman (2008), and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; Adjunct Professor and Executive in Residence (since 2008), Columbia Business School; Senior Advisor to the Global Healthcare Group (since 2012), The Carlyle Group; Director (since 2012), Amicus Therapeutics, Inc.; Trustee (current), Children’s Health Fund; Trustee (current), Mote Marine Laboratories; Director (since 2011), NBTY, Inc.; Director (current), Pharmaceutical Product Development LLC; and Former Director, Lincoln Center for the Performing Arts.

ROBERT M. FUREK, Director (since 1996) and Member, Corporate Governance and Human Resources Committees

Chairman and Chief Executive Officer (since 2003), Catelectric Corp.; Partner (1997-2010), Resolute Partners LLC (private merchant bank); Director (current), ConnCan (Not-profit); and Director (current), Island Country Club Charitable Foundation (Not-profit).

RAYMOND W. LeBOEUF, Director (since 2008), Chairman, Audit Committee and Member, Executive and Human Resources Committees

Retired, Chairman and Chief Executive Officer (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania (Manufacturer of coatings and specialty products and services for construction, consumer products, industrial and transportation markets); Director (since 1997), Chairman, Audit Committee and Member, Finance and Pension Committee, Praxair (Supplier of atmospheric, process and specialty gases, high performance coatings and related services and technologies); and Director (2000-2008), Former Chairman, Governance Committee and Former Member, Audit and Compensation Committees, ITT Corp.(High-technology engineering and manufacturing company).

CATHY E. MINEHAN, Director (since 2009) and Member, Audit and Investment Committees

Dean (since 2011), Simmons College School of Management, 300 The Fenway, Boston, Massachusetts 02115; Managing Director (since 2007), Arlington Advisory Partners LLC, 17 Arlington Street, Boston, Massachusetts 02116; Director (since 2007), MIT Investment Management Company (MITIMCo); Director (since 2007) and Member, Audit Committee, Visa, Inc.; Member, Investment Committee (current), Controlled Risk Insurance Company (Non-profit); Chair of the Board of Trustees (since 2008), Massachusetts General Hospital (Non-profit); Chair of the Board (current), Massachusetts Governor’s Council of Economic Affairs; Trustee (since 2009), MITRE Corporation (Non-profit); Member, Finance and Executive Committees (current), Partners Health Care System (Non-profit); Chair of the Executive Committee (current), University of Rochester (Non-profit); and Director (2007-2011) and Member, Audit and Corporate and Scientific Affairs Committees, Becton; Dickinson and Company.

MARC F. RACICOT, Director (since 2001) and Member, Corporate Governance and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C. 20036; Director (since 2009), Avista Corporation (Energy company involved in the production, transmission and distribution of energy); Director (since 2010), Plum Creek Timber Company, Inc.; Director (since 2010), The Washington Companies; Director (2005-2010), Allied Capital Corporation (Provides long-term debt and equity companies in a variety of industries); and Director (2001-2010), Burlington Northern Santa Fe Railway Company (Through its subsidiaries, is engaged primarily in the rail transportation business).

LAURA J. SEN, Director (since 2012) and Member, Audit and Human Resources Committees

Director, President and Chief Executive Officer (since 2009), and Director, President & Chief Operating Officer (2008-2009), BJ’s Wholesale Club, Inc., Westboro, Massachusetts; Director (since 2012), reu21, Inc.; Director (current), The Boston Ballet; Director (current), The Dana Farber Cancer Institute; Director (current), The National Retail Federation; and Director (current), The Pine Street Inn.

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (since 2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Principal (since 2009) and Co-Founder & Director (since 1994), Diversified Trust Company, 3100 West End Avenue, Suite 210, Nashville, Tennessee 37203; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timber Fund; Member, Advisory Committee (current), Bessemer Trust Company; Trustee (current), Kenyon College (Not for profit); and Member, Investment Committee (current), Oxford University.
H. TODD STITZER, Director (since 2011) and Member, Audit and Investment Committees

Chief Executive Officer (2008-2010) and Director (2008-2010), Cadbury PLC, London, United Kingdom; Chief Executive Officer (2003-2008) and Director (2003-2008), Cadbury Schweppes PLC, London, United Kingdom; Director(current), Executive Director (2000-2010) and Member, Audit and Remuneration & Nominations Committee, Diageo PLC; Director (since 2012) and Non-Executive Chairman (since 2012), Signet Jewelers Limited; Member, Advisory Board (current), Hamlin Capital Management LLC.; Member, Advisory Board (current), Virgin Group Holding, SA; Trustee and Member, Business Affairs and Investment Committees (current), Springfield College; and Trustee and Chair, Investment Committee (current), New Britain Museum of American Art.

Executive Officer

ROGER W. CRANDALL, Chairman, President and Chief Executive Officer and Director

Chairman (since December 2010), Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Member of the Board of Managers (since 2012), Chief Executive Officer (2006-2008), Chairman (2005-2008), Member of the Board of Managers (2004-2008), Managing Director (1999-2008) and Member, Senior Compensation Committee (since 2008), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Director (2005-2008), Babson Capital Japan KK; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Corporate Investors (now known as Babson Capital Corporate Investors); Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors (now known as Babson Capital Participation Investors); President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; President and Chief Executive Officer (since 2011), and Director, MassMutual International Holding MSC, Inc.; Director (since 2006) and Chairman, Compensation Committee, MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2012), MSC Holding Company, LLC; Chairman (since 2010), Director (since 2005) and Chairman, Compensation Committee, Oppenheimer Acquisition Corp.; Director (since 2010), OppenheimerFunds, Inc.; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), and Member of the Advisory Board (2003-2008), HYP Management LLC; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC; Director, American Council of Life Insurers; Member, Wharton Leadership Advisory Board, Wharton Center for Leadership and Change Management, Wharton School at the University of Pennsylvania; Member, the CEO Roundtable; Member, Massachusetts Competitive Partnership; Member, Massachusetts Governor’s Council of Economic Advisors; and Chartered Financial Analyst (CFA).

Executive Vice Presidents

ROBERT CASALE, Executive Vice President and Chief Information Officer

Executive Vice President (since 2010), Senior Vice President (2009-2010), Chief Information Officer and Head of Enterprise Technology Organization (since 2008), Corporate Vice President (2007-2009), MassMutual; Board Member (since 2009), United Way of Pioneer Valley.

M. TIMOTHY CORBETT, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2011), MassMutual; Chief Investment Officer and Head of the Pension Fund Management Division of the Office of the State Treasurer, Connecticut Retirement Plans and Trust Funds (August 2009-May 2011), State of Connecticut; Head of Fixed Income (July 2008-April 2009), McMorgan & Company, San Francisco, California; Managing Director and Head of Asset Management (2002-July 2008), Hartford Investment Management Company, Hartford, Connecticut; Executive Vice President (since 2013), C.M. Life Insurance Company; Executive Vice President (since 2013), MML Bay State Life Insurance Company; Director (since 2012), Jefferies Finance LLC; Executive Vice President (since 2012), MassMutual Holding MSC, Inc.; Executive Vice President (since 2011), MassMutual International Holding MSC, Inc.; Member of the Board of Managers (since 2011), MM Asset Management Holding LLC; Director (since 2012), Oppenheimer Acquisition Corp.; Director (since 2012), OppenheimerFunds, Inc.; Member of the Board of Managers (since 2012), Babson Capital Management LLC; Non-Executive Director (since 2012), Baring Asset Management Limited; President of the Board of Governors (since 2012) and Former Chairman, Finance and Audit Committee, Hill-Stead Museum; Director (since 2009) and Chairman (since 2010), Audit Committee, YMCA of Greater Hartford; Member of Advisory Board (2005-2008), Institutional Investor’s Fixed Income Forum; Chartered Financial Analyst (CFA) and Fellow of the Society of Actuaries.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Director (since 2009) and Executive Vice President (since 2011), C.M. Life Insurance Company; Director (since 2009) and Executive Vice President (since 2011), MML Bay State Life Insurance Company; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, LLC; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2009), and Insurance Operations Supervisor (since 2010), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Director (since 2010), LIMRA.

DEBRA A. PALERMINO, Executive Vice President, Human Resources

Executive Vice President (since April 2010), Senior Vice President (September 2007-March 2010), MassMutual; Committee Member, Women’s Amateur Public Links Committee (January 2004-November 2009), U.S. Golf Association; and Trustee (since 2012), Mark Twain House & Museum.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Assistant Secretary (since 2009), MassMutual Holding LLC; Assistant Secretary/Assistant Clerk (since 2011), Director (since 2006), MassMutual Holding MSC, Inc.; Assistant Secretary/Assistant Clerk (since 2011), MassMutual International Holding MSC, Inc.; Assistant Secretary (since 2012), MSC Holding Company, LLC; Director (2006-2011), MML Financial, LLC; Director (2006-2009), Oppenheimer Acquisition Corp.; Director, Sargasso Mutual Insurance Company, Ltd; President, Executive Committee, Lawyers Collaborative For Diversity; and Co-Chair, PLI Corporate Counsel Institute.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), MassMutual; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Member of the Board of Managers (since 2005) and Chairman, Audit Committee, Babson Capital Management LLC; Non-Executive Director (since 2007) and Chairman, Audit Committee, Baring Asset Management Limited; Member of the Board of Managers (since 2006) and Chairman, Audit Committee, Cornerstone Real Estate Advisers LLC; Chairman and Chief Executive Officer (since 2009) and Director (since 2006), MassMutual Capital Partners LLC; Director (since 2006), HYP Management LLC; Director (since 2005) and Member, Executive Committee, MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Director (since 2006), MassMutual Capital Partners LLC; Director (since 2008) and Executive Vice President (since 2003), MassMutual Holding LLC; Director and Executive Vice President, MassMutual Holding MSC, Inc.; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director, and Executive Vice President (since 2011), MassMutual International Holding MSC, Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, LLC; Director and Executive Vice President (since 2012), MSC Holding Company, LLC; Director (since 2005), and Member (since 2006), Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2010), OppenheimerFunds, Inc.; Director (since 2010) and Member (since 2010), Executive Committee and Member, and Audit Committee, The MassMutual Trust Company, FSB; Director (2005-2008), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Member, Board of Governors and Chairman, Finance Committee, Naismith Memorial Basketball Hall of Fame; and Trustee and Member, Finance Committee, Springfield Museums.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since 2008), Executive Vice President and Chief Administrative Officer (June 2006-February 2008), MassMutual; Chairman, President and Chief Executive Officer (since 2012), Chairman (since September 2008), Chief Executive Officer (since 2006), President (July 2006-September 2008) and Member, Compensation Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2006), MassMutual Life Insurance Company (Japan); Director, MassMutual Retirement Services, LLC; Retirement Services Supervisor (2009-2012), Director (2005-2012), Member (2005-2012), Executive Committee and Member (2006-2012), Audit Committee, MML Investors Services, LLC; Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009), MML Distributors, LLC; and Director (since 2012), Horizon Technology Finance Management LLC.

ELIZABETH A. WARD, Executive Vice President and Chief Enterprise Risk Officer

Executive Vice President (since 2011), Chief Enterprise Risk Officer (since 2007), and member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Member of the Board of Managers (since 2012) and Member (since 2012), Audit Committee, Babson Capital Management LLC; Non-Executive Director (since 2012), Baring Asset Management Limited; Director (since 2012) and Member (since 2012), Audit Committee, Cornerstone Real Estate Advisers LLC; Member of the Board of Managers (since 2009) and Member (since 2012), Audit Committee, MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2012) and Member (since 2012), Audit Committee, MML Investors Services, LLC; Director (since 2009), and Member (since 2012), Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2010), OppenheimerFunds, Inc.; Director (since 2010) and Member (since 2010), Investment Committee, The MassMutual Trust Company, FSB; Chair, American Council of Life Insurers’ Global Risk Management Committee; Founding Member of the North American CRO Council; Fellow of the Society of Actuaries, a Professional Risk Manager; Member, the American Academy of Actuaries; Member, Global Association of Risk Professionals; and a Regular Member of the CFA Institute.

b. The Investment Subadvisers:

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“BHMS”)

Officers of BHMS

James P. Barrow, President, Secretary, Treasurer, Executive Director

Ray Nixon, Jr., Executive Director

James S. McClure, Managing Director

John P. Harloe, Managing Director

Board of Managers of BHMS

James P. Barrow, Executive Director,

Ray Nixon, Jr., Executive Director

Linda T. Gibson, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

JAMES P. BARROW

Executive Director, Large Cap and Mid Cap Value Equity Portfolio Manager

During Mr. Barrow’s 51-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield, and Reliance Insurance. In 1973 he joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of Barrow, Hanley, Mewhinney & Strauss in 1979. He graduated from the University of South Carolina with a BS.

RAY NIXON, JR.

Executive Director, Large Cap Value Equity Portfolio Manager

Mr. Nixon joined BHMS in June 1994 from Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 36-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas-Fort Worth. He holds a BA and an MBA from the University of Texas.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

Name and Position with BlackRock, Inc.	Other Company	Position with Other Company
Laurence Fink – Chief Executive Officer and Director	BAA Holdings, LLC	Chief Executive Officer

	BlackRock Advisors Holdings, Inc.	Chief Executive Officer and Director

	BlackRock Advisors, LLC	Chief Executive Officer

	BlackRock Capital Holdings, Inc.	Chief Executive Officer and Director

	BlackRock Capital Management, Inc.	Chief Executive Officer and Director

	BlackRock Corporation US Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Delaware Holdings Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Execution Services	Chairman and Director

	BlackRock Financial Management, Inc.	Chief Executive Officer and Director

	BlackRock Fund Advisors	Chief Executive Officer and Director

	BlackRock Funding International, Ltd.	Chief Executive Officer and Director

	BlackRock Funding, Inc.	Chief Executive Officer and Director

	BlackRock Funds Services Group LLC	Chief Executive Officer

	BlackRock Holdco 2, Inc.	Chief Executive Officer

	BlackRock International Holdings, Inc.	Chief Executive Officer and Director

	BlackRock Investment Management, LLC	Chief Executive Officer

	BlackRock Investments, LLC	Chairman

	DSP BlackRock Investment Managers Private Limited	Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

Robert Kapito – President and Director	BAA Holdings, LLC	President

	BlackRock Advisors Holdings, Inc.	President and Director

	BlackRock Advisors, LLC	President

	BlackRock Capital Holdings, Inc.	President and Director

	BlackRock Capital Management, Inc.	President and Director

	BlackRock Corporation US Inc.	President and Director

	BlackRock Delaware Holdings Inc.	President and Director

	BlackRock Execution Services	Director

	BlackRock Financial Management, Inc.	President and Director

	BlackRock Fund Advisors	President and Director

	BlackRock Funding International, Ltd.	President and Director

	BlackRock Funding, Inc.	President and Director

	BlackRock Funds Services Group LLC	President

	BlackRock Holdco 2, Inc.	President

	BlackRock International Holdings, Inc.	President and Director

	BlackRock Investment Management, LLC	President

Paul Audet – Senior Managing Director	BAA Holdings, LLC	Senior Managing Director

	BlackRock Advisors Holdings, Inc.	Senior Managing Director

	BlackRock Advisors, LLC	Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Capital Holdings, Inc.	Senior Managing Director

	BlackRock Capital Management, Inc.	Senior Managing Director

	BlackRock Financial Management, Inc.	Senior Managing Director

	BlackRock Funding International, Ltd.	Senior Managing Director

	BlackRock Funding, Inc.	Senior Managing Director

	BlackRock Holdco 2, Inc.	Senior Managing Director

	BlackRock International Holdings, Inc.	Senior Managing Director

	BlackRock Investment Management, LLC	Senior Managing Director

	BlackRock Realty Advisors, Inc.	Chief Executive Officer and Senior Managing Director

Matthew Mallow – General Counsel and Senior Managing Director	BAA Holdings, LLC	General Counsel and Senior Managing Director

	BlackRock Advisors Holdings, Inc.	General Counsel and Senior Managing Director

	BlackRock Advisors, LLC	General Counsel and Senior Managing Director

	BlackRock Capital Holdings, Inc.	General Counsel and Senior Managing Director

	BlackRock Capital Management, Inc.	General Counsel and Senior Managing Director

	BlackRock Execution Services	General Counsel

	BlackRock Financial Management, Inc.	General Counsel and Senior Managing Director

	BlackRock Funding International, Ltd.	General Counsel and Senior Managing Director

	BlackRock Funding, Inc.	General Counsel and Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Funds Services Group LLC	General Counsel and Senior Managing Director

	BlackRock Holdco 2, Inc.	General Counsel and Senior Managing Director

	BlackRock International Holdings, Inc.	General Counsel and Senior Managing Director

	BlackRock Investment Management, LLC	General Counsel and Senior Managing Director

	BlackRock Investments, LLC	General Counsel and Senior Managing Director

	BlackRock Corporation US Inc.	General Counsel and Senior Managing Director

	BlackRock Delaware Holdings, Inc.	General Counsel and Senior Managing Director

	BlackRock Fund Advisors	General Counsel and Senior Managing Director

Amy Engel – Treasurer and Managing Director	BAA Holdings, LLC	Treasurer and Managing Director

	BlackRock Advisors Holdings, Inc.	Treasurer and Managing Director

	BlackRock Advisors, LLC	Treasurer and Managing Director

	BlackRock Capital Holdings, Inc.	Treasurer and Managing Director

	BlackRock Capital Management, Inc.	Treasurer and Managing Director

	BlackRock Corporation US Inc.	Treasurer

	BlackRock Delaware Holdings Inc.	Treasurer

	BlackRock Financial Management, Inc.	Treasurer and Managing Director

	BlackRock Finco, LLC	Treasurer

	BlackRock Fund Advisors	Treasurer

	BlackRock Funding International, Ltd.	Treasurer and Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Funding, Inc.	Treasurer and Managing Director

	BlackRock Funds Services Group LLC	Treasurer and Managing Director

	BlackRock Holdco 2, Inc.	Treasurer and Managing Director

	BlackRock International Holdings, Inc.	Treasurer and Managing Director

	BlackRock Investment Management, LLC	Treasurer and Managing Director

	BlackRock Corporation US Inc.	Treasurer and Managing Director

	BlackRock Delaware Holdings, Inc.	Treasurer and Managing Director

Robert Fairbairn – Senior Managing Director	BlackRock Advisors Holdings, Inc.	Senior Managing Director

	BlackRock Advisors, LLC	Senior Managing Director

	BlackRock Capital Holdings, Inc.	Senior Managing Director

	BlackRock Capital Management, Inc.	Senior Managing Director

	BlackRock Financial Management, Inc.	Senior Managing Director

	BlackRock Funding International, Ltd.	Senior Managing Director

	BlackRock Funding, Inc.	Senior Managing Director

	BlackRock International Holdings, Inc.	Senior Managing Director

	BlackRock Investment Management, LLC	Senior Managing Director

	BlackRock Investments, LLC	Chief Executive Officer and Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

Peter Fisher – Senior Managing Director	BlackRock Advisors Holdings, Inc.	Senior Managing Director

	BlackRock Advisors, LLC	Senior Managing Director

	BlackRock Capital Holdings, Inc.	Senior Managing Director

	BlackRock Capital Management, Inc.	Senior Managing Director

	BlackRock Financial Management, Inc.	Senior Managing Director

	BlackRock Funding International, Ltd.	Senior Managing Director

	BlackRock Funding, Inc.	Senior Managing Director

	BlackRock Holdco 2, Inc.	Senior Managing Director

	BlackRock International Holdings, Inc.	Senior Managing Director

	BlackRock Investment Management, LLC	Senior Managing Director

Bennett Golub – Chief Risk Officer and Senior Managing Director	BlackRock Advisors Holdings, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Advisors, LLC	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Management, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Financial Management, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Funding International, Ltd.	Chief Risk Officer and Senior Managing Director

	BlackRock Funding, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Funds Services Group LLC	Chief Risk Officer and Senior Managing Director

	BlackRock International Holdings, Inc.	Chief Risk Officer and Senior Managing Director

	BlackRock Investment Management, LLC	Chief Risk Officer and Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

Charles Hallac – Chief Operating Officer and Senior Managing Director	BlackRock Advisors Holdings, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Advisors, LLC	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Management, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Corporation US Inc.	Chief Operating Officer

	BlackRock Financial Management, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Fund Advisors	Co-Chief Operating Officer

	BlackRock Funding International, Ltd.	Chief Operating Officer and Senior Managing Director

	BlackRock Funding, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Funds Services Group LLC	Chief Operating Officer and Senior Managing Director

	BlackRock Holdco 2, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock India Private Ltd.	Director

	BlackRock Institutional Services, Inc.	Chief Executive Officer and President

	BlackRock Institutional Trust Company, N.A. – Sydney Branch	Director

	BlackRock Institutional Trust Company, N.A. – London Branch	Director

	BlackRock Institutional Trust Company, National Association	Chief Executive Officer, President and Director

	BlackRock International Holdings, Inc.	Chief Operating Officer and Senior Managing Director

	BlackRock Investment Management, LLC	Chief Operating Officer and Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

Richard Kushel – Senior Managing Director	BlackRock Advisors Holdings, Inc.	Senior Managing Director

	BlackRock Advisors, LLC	Senior Managing Director

	BlackRock Asset Management Deutschland AG	Chairman

	BlackRock Asset Management UK Limited	Chairman

	BlackRock Capital Holdings, Inc.	Senior Managing Director

	BlackRock Capital Management, Inc.	Senior Managing Director

	BlackRock Financial Management, Inc.	Senior Managing Director

	BlackRock Funding International, Ltd.	Senior Managing Director

	BlackRock Funding, Inc.	Senior Managing Director

	BlackRock Funds Services Group LLC	Senior Managing Director

	BlackRock Holdco 2, Inc.	Senior Managing Director

	BlackRock Holdco 5, LLC	Director

	BlackRock International Holdings, Inc.	Senior Managing Director

	BlackRock Investment Management, LLC	Senior Managing Director

	DSP BlackRock Investment Managers Private Limited	Director

Mark McCombe – Senior Managing Director and Chairman of Asia-Pacific	BlackRock (Hong Kong) Limited	Director

	BlackRock (Singapore) Limited	Director

	BlackRock Advisors Holdings, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Advisors, LLC	Senior Managing Director and Chairman of Asia-Pacific

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Asset Management Australia Limited	Director

	BlackRock Asset Management North Asia Limited	Director

	BlackRock Capital Holdings, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Capital Management, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Financial Management, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Funding International, Ltd.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Funding, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock HK Holdco Limited	Director

	BlackRock Holdco 2, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock International Holdings, Inc.	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Investment Management (Australia) Limited	Director

	BlackRock Investment Management, LLC	Senior Managing Director and Chairman of Asia-Pacific

	BlackRock Japan Co., Ltd.	Director

	DSP BlackRock Investment Managers Private Limited	Director

Barbara Novick – Senior Managing Director	BlackRock Advisors Holdings, Inc.	Senior Managing Director

	BlackRock Advisors, LLC	Senior Managing Director

	BlackRock Capital Holdings, Inc.	Senior Managing Director

	BlackRock Capital Management, Inc.	Senior Managing Director

	BlackRock Financial Management, Inc.	Senior Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Funding International, Ltd.	Senior Managing Director

	BlackRock Funding, Inc.	Senior Managing Director

	BlackRock Holdco 2, Inc.	Senior Managing Director

	BlackRock International Holdings, Inc.	Senior Managing Director

	BlackRock Investment Management, LLC	Senior Managing Director

Harris Oliner – Secretary and Managing Director	BAA Holdings, LLC	Secretary and Managing Director

	BlackRock Advisors Holdings, Inc.	Secretary and Managing Director

	BlackRock Advisors, LLC	Secretary and Managing Director

	BlackRock Capital Holdings, Inc.	Secretary and Managing Director

	BlackRock Capital Management, Inc.	Secretary and Managing Director

	BlackRock Delaware Holdings Inc.	Assistant Secretary

	BlackRock Execution Services	Assistant Secretary

	BlackRock Financial Management, Inc.	Secretary and Managing Director

	BlackRock Fund Advisors	Assistant Secretary

	BlackRock Funding International, Ltd.	Secretary and Managing Director

	BlackRock Funding, Inc.	Secretary and Managing Director

	BlackRock Funds Services Group LLC	Secretary and Managing Director

	BlackRock Holdco 2, Inc.	Secretary and Managing Director

	BlackRock International Holdings, Inc.	Secretary and Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Investment Management, LLC	Secretary and Managing Director

	BlackRock Investments, LLC	Secretary and Managing Director

	Anthracite Capital, Inc.	Secretary

	BlackRock Realty Advisors, Inc.	Assistant Secretary and Managing Director

	Carbon Capital III, Inc.	Secretary

	BlackRock Corporation US Inc.	Secretary and Managing Director

	BlackRock Delaware Holdings, Inc.	Secretary and Managing Director

Ann Marie Petach – Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors, LLC	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Management, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Cayco Limited	Director

	BlackRock Cayman Finco Limited	Director

	BlackRock Colombia Holdco, LLC	Authorized Person

	BlackRock Corporation US Inc.	Chief Financial Officer

	BlackRock Delaware Holdings Inc.	Chief Financial Officer and Co-Chief Operating Officer

	BlackRock Financial Management, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Fund Advisors	Chief Financial Officer

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Funding International, Ltd.	Chief Financial Officer, Senior Managing Director and Director

	BlackRock Funding, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Funds Services Group LLC	Chief Financial Officer and Senior Managing Director

	BlackRock Holdco 2, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Institutional Trust Company, N.A. – Sydney Branch	Director

	BlackRock Institutional Trust Company, N.A. – London Branch	Director

	BlackRock Institutional Trust Company, National Association	Director

	BlackRock International Holdings, Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Investment Management, LLC	Chief Financial Officer and Senior Managing Director

	BlackRock Corporation US Inc.	Chief Financial Officer and Senior Managing Director

	BlackRock Delaware Holdings, Inc.	Chief Financial Officer and Senior Managing Director

Linda Gosden Robinson – Senior Managing Director and Head of Marketing and Communications	BlackRock Advisors Holdings, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Advisors, LLC	Senior Managing Director and Head of Marketing and Communications

	BlackRock Capital Holdings, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Capital Management, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Financial Management, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Funding International, Ltd.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Funding, Inc.	Senior Managing Director and Head of Marketing and Communications

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK

	BlackRock Holdco 2, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock International Holdings, Inc.	Senior Managing Director and Head of Marketing and Communications

	BlackRock Investment Management, LLC	Senior Managing Director and Head of Marketing and Communications

Kendrick Wilson – Vice Chairman	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Holdco 2, Inc.	Vice Chairman

	BlackRock International Holdings, Inc.	Vice Chairman

	BlackRock Investment Management, LLC	Vice Chairman

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS

Name	Position
Mark Paul Glassman	Executive Vice President and Chief Administrative Officer
Christopher D. Marzullo	Senior Counsel and Chief Compliance Officer
David Fenno Hoffman	Executive Vice President and Manager
Ron Dewhurst	Non-Employee Manager
Peter Nachtwey	Non-Employee Manager

CONTROL PERSONS

Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (“COLUMBIA MANAGEMENT”)

The following are the names and principal occupations of the principal executive officer and each director of Columbia Management. The address of the principal executive officer and each director is 225 Franklin Street, Boston, Massachusetts 02110.

Name and Position With Investment Adviser	Principal Occupation
William F. Truscott	President and Chairman of the Board
Colin Moore	Chief Investment Officer and Board Member
J. Kevin Connaughton	Managing Director and General Manager Mutual Fund Products
Amy K. Johnson	Senior Vice President and Chief Operating Officer
Robert McConnaughey	Managing Director and Head of Equities
Colin J. Lundgren	Managing Director and Head of Fixed Income
Brian J. McGrane	Senior Vice President and Chief Financial Officer and Board Member
Jeffrey F. Peters	Senior Vice President and Head of Institutional Distribution and Board Member
Todd White	Managing Director and Head of Alternative and Absolute Return Investments
Christopher Thompson	Senior Vice President and Head of Intermediary Distribution, Marketing and Product and Board Member
Amy Unckless	Senior Vice President and Chief Administrative Officer and Board Member
Scott R. Plummer	Senior Vice President, Chief Legal Officer and Assistant Secretary
Kevin Poole	Chief Compliance Officer

DELAWARE MANAGEMENT COMPANY (“DMC”)

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), serves as an investment sub-adviser to the Registrant and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by DMC’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

As of February 1, 2012, unless otherwise noted, the following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held

Patrick P. Coyne	President	Chairman/President/Chief Executive Officer	Mr. Coyne has served in various executive capacities within Delaware Investments Director – Kaydon Corp.

Michael J. Hogan	Executive Vice President/Head of Equity Investments	Executive Vice President/Head of Equity Investments	Mr. Hogan has served in various executive capacities within Delaware Investments

David P. O’Connor	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

See Yeng Quek	Executive Vice President/Managing Director/Head of Fixed Income Investments	Executive Vice President/Managing Director, Fixed Income	Mr. Quek has served in various executive capacities within Delaware Investments

Philip N. Russo	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Mr. Baxter has served in various capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/ Chief Investment Officer – Small Cap Value/Mid-Cap Value Equity	Senior Vice President/ Chief Investment Officer – Small Cap;Value/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Michael P. Buckley	Senior Vice President//Director of Municipal Research	Senior Vice President/Portfolio Manager/Director of Municipal Research	Mr. Buckley has served in various capacities within Delaware Investments

Stephen J. Busch	Senior Vice President/ Investment Accounting	Senior Vice President/ Investment Accounting	Mr. Busch has served in various capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President/ Investment Systems	Senior Vice President/ Investment Systems	Mr. Capuzzi has served in various capacities within Delaware Investments

Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various capacities within Delaware Investments

Stephen J. Czepiel	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Czepiel has served in various capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Director of Credit Research	Senior Vice President/ Director of Credit Research	Mr. Devereux has served in various capacities within Delaware Investments

Roger A. Early	Senior Vice President/ Co-Chief Investment Officer –Total Return Fixed Income Strategy	Senior Vice President/ Co-Chief Investment Officer – Total Return Fixed Income Strategy	Mr. Early has served in various capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various capacities within Delaware Investments

Edward Gray	Senior Vice President/Chief Investment Officer – Global and International Value Equity	Senior Vice President/Chief Investment Officer – Global and International Value Equity	Mr. Gray has served in various capacities within Delaware Investments

Paul Grillo	Senior Vice President/ Co-Chief Investment Officer – Total Return Fixed Income Strategy	Senior Vice President/ Co-Chief Investment Officer – Total Return Fixed Income Strategy	Mr. Grillo has served in various capacities within Delaware Investments

Sharon Hill	Senior Vice President/ Head of Equity Quantitative Research and Analytics	Senior Vice President/ Head of Quantitative Research and Analytics	Ms. Hill has served in various capacities within Delaware Investments

James L. Hinkley	Senior Vice President/ Head of Product Management	Senior Vice President/ Head of Product Management	Mr. Hinkley has served in various capacities within Delaware Investments

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Paul Matlack	Senior Vice President/U.S. Fixed Income Strategist	Senior Vice President/U.S. Fixed Income Strategist	Mr. Matlack has served in various capacities within Delaware Investments

Christopher McCarthy	Senior Vice President/Financial Institutions Sales	Senior Vice President/Financial Institutions Sales	Mr. McCarthy has served in various capacities within Delaware Investments

Timothy D. McGarrity	Senior Vice President/Financial Services Officer	Senior Vice President/Financial Services Officer	Mr. McGarrity has served in various capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer – Core Equity	Senior Vice President/Chief Investment Officer – Core Equity	Mr. Morris has served in various capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance Officer	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Delaware Investments

Susan L. Natalini	Senior Vice President/Head of Equity and Fixed Income Business Operations	Senior Vice President/Head of Equity and Fixed Income Business Operations	Ms. Natalini has served in various capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/ Senior Portfolio Manager/Team Leader	Senior Vice President/ Senior Portfolio Manager/Team Leader	Mr. Nutt has served in various capacities within Delaware Investments

Philip O. Obazee	Senior Vice President/Structured Products and Derivatives	Senior Vice President/Structured Products and Derivatives	Mr. Obazee has served in various capacities within Delaware Investments

Jeffrey W. Rexford	Senior Vice President/ Financial Institutions Sales	Senior Vice President/Financial Institutions Sales	Mr. Rexford has served in various capacities within Delaware Investments

Richard Salus	Senior Vice President/ Controller/Treasurer	Senior Vice President/Chief Financial Officer	Mr. Salus has served in various capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer – Focus Growth Equity	Senior Vice President/Chief Investment Officer – Focus Growth Equity	Mr. Van Harte has served in various capacities within Delaware Investments

Babak Zenouzi	Senior Vice President/ Chief Investment Officer – Real Estate Securities and Income Solutions	Senior Vice President/ Chief Investment Officer – Real Estate Securities and Income Solutions	Mr. Zenouzi has served in various capacities within Delaware Investments

Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Abrams has served in various capacities within Delaware Investments

Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Adams has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Andres has served in various capacities within Delaware Investments

Wayne A. Anglace	Vice President/Senior Portfolio Manager	Vice President/ Senior Portfolio Manager	Mr. Anglace has served in various capacities within Delaware Investments

Margaret MacCarthy Bacon	Vice President/Investment Specialist	Vice President/Investment Specialist	Ms. Bacon has served in various capacities within Delaware Investments

Patricia L. Bakely	Vice President/Assistant Controller	Vice President/Assistant Controller	Ms. Bakely has served in various capacities within Delaware Investments

Kristen E. Bartholdson	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Ms. Bartholdson has served in various capacities within Delaware Investments

Todd Bassion	Vice President/ Portfolio Manager	Vice President/Portfolio Manager	Mr. Bassion has served in various capacities within Delaware Investments

Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting	Ms. Bennick has served in various capacities within Delaware Investments

Richard E. Biester	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Biester has served in various capacities within Delaware Investments

Sylvie S. Blender	Vice President/ Financial Institutions Client Services	Vice President/ Financial Institutions Client Services	Ms. Blender has served in various capacities within Delaware Investments

Christopher J. Bonavico	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager, Equity Analyst	Mr. Bonavico has served in various capacities within Delaware Investments

Zoe Bradley	Vice President/Fixed Income Portfolio Analyst	Vice President/Fixed Income Portfolio Analyst	Ms. Bradley has served in various capacities within Delaware Investments

Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Brancaccio has served in various capacities within Delaware Investments

Kenneth F. Broad	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager, Equity Analyst	Mr. Broad has served in various capacities within Delaware Investments

Adam H. Brown	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Brown has served in various capacities within Delaware Investments

Kevin J. Brown	Vice President/ Senior Investment Specialist	Vice President/ Senior Investment Specialist	Mr. Brown has served in various capacities within Delaware Investments

Mathew J. Calabro	Vice President/Deputy Chief Compliance Officer	Vice President/Deputy Chief Compliance Officer	Mr. Calabro has served in various capacities within Delaware Investments

Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services	Ms. Carrozza has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Steven G. Catricks	Vice President/ Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Catricks has served in various capacities within Delaware Investments

Wen-Dar Chen	Vice President/Portfolio Manager – International Debt	Vice President/Portfolio Manager – International Debt	Mr. Chen has served in various capacities within Delaware Investments

Anthony G. Ciavarelli	Vice President/ Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Delaware Investments

David F. Connor	Vice President/Deputy General Counsel/Secretary	Vice President/Deputy General Counsel/Secretary	Mr. Connor has served in various capacities within Delaware Investments Vice President/Deputy General Counsel/Secretary – Optimum Fund Trust

Michael Costanzo	Vice President/ Performance Analyst Manager	Vice President/ Performance Analyst Manager	Mr. Costanzo has served in various capacities within Delaware Investments

Kishor K. Daga	Vice President/ Derivatives Operations	Vice President/ Derivatives Operations	Mr. Daga has served in various capacities within Delaware Investments

Ion Dan	Vice President/Senior Structured Products Analyst/Trader	Vice President/Senior Structured Products Analyst/Trader	Mr. Dan has served in various capacities within Delaware Investments

Cori E. Daggett	Vice President/Counsel/ Assistant Secretary	Vice President/ Counsel/Assistant Secretary	Ms. Daggett has served in various capacities within Delaware Investments

Craig C. Dembek	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Dembek has served in various capacities within Delaware Investments

Kevin C. Donegan	Vice President/Business Manager	Vice President/Business Manager	Mr. Donegan has served in various capacities within Delaware Investments and/or its affiliates since 1994

Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment Accounting	Mr. D’Orazio has served in various capacities within Delaware Investments

Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Dresnin has served in various capacities within Delaware Investments

Christopher M. Ericksen	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr.Ericksen has served in various capacities within Delaware Investments

Joel A. Ettinger	Vice President/Taxation	Vice President – Taxation	Mr. Ettinger has served in various capacities within Delaware Investments

Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Everhart has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations	Mr. Fiorilla has served in various capacities within Delaware Investments

Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Fish has served in various capacities within Delaware Investments

Clifford M. Fisher	Vice President/Credit Analyst	Vice President/Credit Analyst	Mr. Fisher has served in various capacities within Delaware Investments

Patrick G. Fortier	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Fortier has served in various capacities within Delaware Investments

Jamie Fox	Vice President/Head of Financial Institutions Defined Contributions Investment-Only	Vice President/Head of Financial Institutions Defined Contributions Investment-Only	Mr. Fox has served in various capacities within Delaware Investments

Denise A. Franchetti	Vice President/Portfolio Manager/Senior Research Analyst (since June 2010)	Vice President/Portfolio Manager/Senior Research Analyst	Ms. Franchetti has served in various capacities within Delaware Investments

Lawrence G. Franko	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity Analyst	Mr. Franko has served in various capacities within Delaware Investments

Michael Friedman	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Friedman has served in various capacities within Delaware Investments

Daniel V. Geatens	Vice President/Director of Financial Administration	Vice President/Treasurer	Mr. Geatens has served in various capacities within Delaware Investments

Gregory A. Gizzi	Vice President/ Head of Convertible and Municipal Bond Trading	Vice President/Portfolio Manager/Head of Convertible and Municipal Bond Trading	Mr. Gizzi has served in various capacities with Delaware Investments

Gregg J. Gola	Vice President/Senior High Yield Trader	Vice President/Senior High Yield Trader	Mr. Gola has served in various capacities within Delaware Investments

Christopher Gowlland	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Gowlland has served in various capacities within Delaware Investments

David J. Hamilton	Vice President/Research Analyst	Vice President/Research Analyst	Mr. Hamilton has served in various capacities within Delaware Investments

Lisa L. Hansen	Vice President/Head of Focus Growth Equity Trading	Vice President/Head of Focus Growth Trading	Ms. Hansen has served in various capacities within Delaware Investments

Scott Hastings	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Hastings has served in various capacities within Delaware Investments

Sharon L. Hayman	Vice President/Head of Financial Institutions Client Services	Vice President/Head of Financial Institutions Client Services	Ms. Hayman has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Gregory M. Heywood	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Heywood has served in various capacities within Delaware Investments

J. David Hillmeyer	Vice President/Portfolio Manager/Head of Investment Grade Corporate Trading	Vice President/Portfolio Manager/Head of Investment Grade Corporate Trading	Mr. Hillmeyer has served in various capacities within Delaware Investments

Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Hopkins has served in various capacities within Delaware Investments

Chungwei Hsia	Vice President/Emerging and Developed Markets Analyst	Vice President/Emerging and Developed Markets Analyst	Mr. Hsia has served in various capacities within Delaware Investments

Duane Hewlett	Vice President/Trader (Since February 2011)	Vice President/Trader	Mr. Hewlett has served in various capacities within Delaware Investments

Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Hughes has served in various capacities within Delaware Investments

Kashif Ishaq	Vice President/Trader (Since February 2011)	Vice President/Trader	Mr. Ishaq has served in various capacities within Delaware Investments

Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Ms. Isom has served in various capacities within Delaware Investments

Stephen M. Juszczyszyn	Vice President/ Portfolio Manager/Senior Structured Products Analyst/Trader	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. Juszczyszyn has served in various capacities within Delaware Investments

William F. Keelan	Vice President/Senior Quantitative Analyst	Vice President/Senior Senior Quantitative Analyst	Mr. Keelan has served in various capacities within Delaware Investments

Nancy Keenan	Vice President/Product Manager	Vice President/Product Manager	Ms. Keenan has served in various capacities within Delaware Investments

Anu B. Kothari	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity Analyst	Ms. Kothari has served in various capacities within Delaware Investments

Roseanne L. Kropp	Vice President/ Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Ms. Kropp has served in various capacities within Delaware Investments

Nikhil G. Lalvani	Vice President/ Portfolio Manager	Vice President/Portfolio Manager	Mr. Lalvani has served in various capacities within Delaware Investments

Jamie LaScala	Vice President/Senior Product Manager	Vice President/Senior Product Manager	Ms. LaScala has served in various capacities within Delaware Investments

Kevin Lam	Vice President/Portfolio Manager – Fixed Income Separately Managed Accounts	Vice President/Portfolio Manager – Fixed Income Separately Managed Accounts	Mr. Lam has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lombardi has served in various capacities within Delaware Investments

Kent Madden	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Madden has served in various capacities within Delaware Investments

John P. McCarthy	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. McCarthy has served in various capacities within Delaware Investments

Brian McDonnell	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. McDonnell has served in various capacities within Delaware Investments

Kelley McKee	Vice President/Equity Analyst	Vice President/Equity Analyst	Ms. McKee has served in various capacities within Delaware Investments

Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Morris has served in various capacities within Delaware Investments

Constantine (“Charlie”) Mylonas	Vice President/Product Manager (Since June 2010)	Vice President/Product Manager	Mr. Mylonas has served in various capacities within Delaware Investments

Terrance M. O’Brien	Vice President/Head of Fixed Income Quantitative Analysis Department	Vice President/Head of Fixed Income Quantitative Analysis Department	Mr. O’Brien has served in various capacities with Delaware Investments

Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Padilla has served in various capacities within Delaware Investments

Marlene Petter	Vice President/Marketing Communications	Vice President/Marketing Communications	Ms. Petter has served in various capacities within Delaware Investments

Daniel J. Prislin	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Prislin has served in various capacities within Delaware Investments

Gretchen Regan	Vice President/ Quantitative Analyst	Vice President/ Quantitative Analyst	Ms. Regan has served in various capacities within Delaware Investments

Carl Rice	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Vice President/Senior Investment Specialist	Mr. Rice has served in various capacities within Delaware Investments

Joseph T. Rogina	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Rogina has served in various capacities within Delaware Investments

Deborah A. Sabo	Vice President/Senior Equity Trader/Focus – Growth Equity	Vice President/Senior Equity Trader/Focus – Growth Equity	Ms. Sabo has served in various capacities within Delaware Investments

Kevin C. Schildt	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Schildt has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Bruce Schoenfeld	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Schoenfeld has served in various capacities within Delaware Investments

Brian Scotto	Vice President/ Government and Agency Trader	Vice President/ Government and Agency Trader	Mr. Scotto has served in various capacities within Delaware Investments

Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	Vice President/Assistant Controller/Assistant Treasurer	Mr. Seidel has served in various capacities within Delaware Investments

Catherine A. Seklecki	Vice President/Sub-Advisory Client Services	Vice President/Sub-Advisory Client Services	Ms. Seklecki has served in various capacities within Delaware Investments

Parshv V. Shah	Vice President/ Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Shah has served in various capacities within Delaware Investments

Barry Slawter	Vice President/Editorial Services	Vice President/Editorial Services	Mr. Slawter has served in various capacities within Delaware Investments .

Antonio (Junee) Tan-Torres	Vice President/ Structured Solutions Group	Vice President/ Structured Solutions Group	Mr. Tan-Torres has served in various capacities within Delaware Investments

Molly Thompson	Vice President/Product Manager	Vice President/Product Manager	Ms. Thompson has served in various capacities within Delaware Investments

Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Vogel has served in various capacities within Delaware Investments

Nael H. Wahaidi	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst	Mr. Wahaidi has served in various capacities within Delaware Investments

Jeffrey S. Wang	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Wang has served in various capacities within Delaware Investments

Michael G. Wildstein	Vice President/ Portfolio Manager	Vice President/ Portfolio Manager	Mr. Wildstein has served in various capacities within Delaware Investments

Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Delaware Investments

Wei Xiao	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Xiao has served in various capacities within Delaware Investments

Douglas A. Zinser	Vice President/Senior Research Analyst	None	Mr. Zinser has served in various capacities within Delaware Investments

EAGLE ASSET MANAGEMENT, INC. (“EAGLE”)

Thomas A. James, Chairman of the Board of Directors

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to 2009 - Mr. James is Chairman of the Board of Trustees of the Eagle Family of Mutual Funds.

June 1985 to October 2008 - Mr. James was Director of Heritage Asset Management

Richard Rossi, President, Co-Chief operating Officer, Director

October 2009 to Present - Mr. Rossi is President of Eagle Asset Management, Inc.

October 2008 to Present - Mr. Rossi is Co-Chief Operating Officer of Eagle Asset Management, Inc.

From November 2005 to Present - Mr. Rossi is President and a Director of Eagle Funds Distributor Inc.

From October 1999 to October 2009 - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

James C. Abbott, Co-Chief Operating Officer, Executive Vice President, Director

October 2009 to present - Mr. Abbott is Co-Chief Operating Officer and Executive Vice President - Investments of Eagle Asset Management, Inc. December 2009 to present - Mr. Abbott is President of Eagle Boston Investment Management, Inc.

October 2009 to present - Mr. Abbott is President and Director of Eagle Fund Services, Inc.

September 2007 to October 2009 - Mr. Abbott was Senior Vice President, Institutional Sales and Head of New Business Development of Eagle. September 2007 to present - Mr. Abbott is Director of Eagle Boston Investment Management Inc. September 2007 to present - Mr. Abbott is Director of Raymond James Asset Management International. October 2005 to present - Mr. Abbott is Director of International Sales Asset Management Services. September 2005 to present - Mr. Abbott is Director of Raymond James Latin Fund Advisors S.A. August 2005 to present - Mr. Abbott is Director of Raymond James Global Advisors Ltd. January 2003 to present - Mr. Abbott is Vice President, Managing Director of the Asset Management Division of RJA. March 2002 to present - Mr. Abbott is a Registered Representative with RJA. March 2001 to January 2003 - Mr. Abbott was Assistant to the Chairman and the Board of Directors of RJF.

Stephen W. Faber, Corporate Counsel

January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc.

Damian D. Sousa, Chief Compliance Officer, Director

December 2005 to present - Mr. Sousa is Chief Compliance Officer of Eagle Fund Distributors, Inc .

February 2003 to present - Mr. Sousa is Chief Compliance Officer of Eagle Boston Investment Management, Inc.

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset Management, Inc. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant, Chief Administrative Officer, Treasurer, Director

October 2008 to Present - Mr. Wilwant is Chief Administrative Officer of Eagle Asset Management, Inc.

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

EARNEST PARTNERS, LLC (“EARNEST Partners”)

Names and positions of the principal executive officers and directors of EARNEST Partners. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer and Manager

John G. Whitmore, II	Chief Operating Officer

James M. Wilson	Chief Compliance Officer and Secretary

FEDERATED CLOVER INVESTMENT ADVISORS (“FEDERATED CLOVER”)

The following are the names and principal occupations of the principal executive officers and each director of Federated Global Investment Management Corp. (“FGLIMC”)

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Federated Global Investment Management Corp. 450 Lexington Avenue, Suite 3700 New York, New York 10017-3943	Investment sub-adviser to MassMutual Select Small Company Value Fund	J. Christopher Donahue, Trustee and Chairman *	Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated Investors, Inc.); Trustee, Federated Shareholder Services Company; Director, Federated Services Company

		Thomas R. Donahue, Trustee and Treasurer *	Chief Financial Officer, Federated Investors, Inc.

		John B. Fisher, Trustee and President/CEO *	President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

Stephen F. Auth, Executive Vice President **	Chief Investment Officer of various funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, and Federated Equity Management Company of Pennsylvania

Lawrence Auriana, Senior Vice President **	Senior Portfolio Manager, Kaufmann Growth—FGLIMC

Stephen Carl, Senior Vice President ***	Senior Vice President and Chief Operating Officer, Federated Clover Investment Advisors, a division of FGLIMC

Stephen Gutch, Senior Vice President ***	Senior Portfolio Manager, Federated Clover Investment Advisors, a division of FGLIMC

Michael E. Jones, Senior Vice President ***	Senior Portfolio Manager, Federated Clover Investment Advisors, a division of FGLIMC

Audrey Kaplan, Senior Vice President **	Senior Portfolio Manager, International Equity—FGLIMC

Philip J. Orlando, Senior Vice President **	Senior Portfolio Manager, Chief Market Strategist, Balanced/Macro—FGLIMC

Hans Utsch, Senior Vice President **	Senior Portfolio Manager, Federated Kaufmann—FGLIMC

Leonardo A. Vila, Senior Vice President **	Senior Portfolio Manager, International Small Cap—FGLIMC

G. Andrew Bonnewell, Vice President and Secretary *	Senior Corporate Counsel, Federated Investors, Inc.

Daniel Burnside, Vice President ***	Vice President/Director, Quantitative Research/Strategies, Federated Clover Investment Advisors and Vice President/Director, MDT Quantitative, both divisions of FGLIMC

Lawrence R. Creatura, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors, a division of FGIMC

Timothy Goodger, Vice President **	Portfolio Manager, Balanced/Macro—FGLIMC

James P. Gordon, Jr. Vice President **	Portfolio Manager, Structured Products/Risk Management—FGLIMC

Marc Halperin, Vice President **	Sr. Portfolio Manager, International Core—FGLIMC

Matthew P. Kaufler, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of FGLIMC

Geoffrey C. Pazzanese, Vice President **	Portfolio Manager, International Core—FGLIMC

William Pribanic, Vice President *	Vice President, Federated Investment Counseling. Director of Operation, Managed Accounts.

Aash M. Shah, Vice President **	Senior Portfolio Manager, Senior Investment Analyst and Equity Market Strategist, Kaufmann Growth—FGLIMC

Paul W. Spindler, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors, a division of FGLIMC

Richard M. Winkowski, Jr., Vice President **	Senior Portfolio Manager, International Core—FGLIMC

Mary Anne DeJohn, Assistant Vice President ***	Director of Operations and Compliance, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Compliance Manager, Clover Capital Management Inc.

Steven Friedman, Assistant Vice President *	Vice President and Compliance Officer, subsidiaries of Federated Investors, Inc.

Ann Kruczek, Assistant Vice President *	Senior Vice President, Head of Administration

Keith Michaud, Assistant Vice President *	Senior Market Data Manager; Vice President, Federated Advisory Services Company; Assistant Vice President of various Federated operating companies

Denis McAuley, III, Assistant Treasurer *	Vice President and Principal Accounting Officer, Federated Investors, Inc.; Treasurer of various Federated operating companies

Lori A. Hensler, Assistant Treasurer *	Treasurer of the Federated Fund Complex

Brian P. Bouda, Chief Compliance Officer *	Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

*	The business address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
**	The business address is: 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.
***	The business address is: 400 Meridian Centre, Suite 200, Rochester, NY 14618.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (“FRONTIER”)

Michael A. Cavarretta, CFA, Partner, Chairman and Portfolio Manager

Stephen M. Knightly, CFA, Partner, President and Portfolio Manager

William A. Teichner, CFA, Partner and Portfolio Manager

Thomas W. Duncan, Jr., Partner and Portfolio Manager

James A. Colgan, Partner and Portfolio Manager

G. Michael Novak, Jr., Partner and Portfolio Manager

Christopher J. Scarpa, Partner, Research Analyst and Assistant Portfolio Manager

Andrew B. Bennett, CFA, Partner, Research Analyst and Assistant Portfolio Manager

Peter G. Kuechle, Partner and Research Analyst

Jonathan M. Levin, MD, Partner and Research Analyst

Rushan (Greg) Jiang, CFA, Partner and Research Analyst

Ravi Dabas, Partner and Research Analyst

Nathan A. Hayman, Partner and Research Analyst

Kristin S. King, Partner and Research Analyst

Lisa A. Turley, Partner and Institutional Trader

Richard H. Binder, CPA, Partner and Chief Financial Officer

Sarah J. Jankowski, Partner and Chief Administrative Officer

William J. Ballou, Partner and Chief Operating and Compliance Officer

HARRIS ASSOCIATES L.P. (“HALP”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Messrs. Hailer and Servant) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2012 and Principal Occupation(s) during the Past Five Years.

ROBERT LEVY. 62. Director, HAI; Chairman and Chief Investment Officer, Domestic Equity HAI, HALP and HASLP, since 2001; Portfolio Manager, HALP.

DAVID G. HERRO. 52. Director, HAI; Vice President and Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP.

JANET L. REALI. 61. Director, HAI, since 2010; Vice President, General Counsel, and Secretary, HAI, HALP since 2001. General Counsel and Chief Compliance Officer, HASLP, since 2001.

KRISTI L. ROWSELL. 46. Director, HAI; President HAI, HALP and HASLP, since 2010. Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.

THOMAS HERMAN. 51. Chief Financial Officer and Treasurer, HAI, HALP and HASLP, since 2010. Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments prior thereto.

CLYDE S. MCGREGOR. 60. Vice President, HAI and HALP; Portfolio Manager HALP, since 1981.

THOMAS W. MURRAY. 42*. Vice President and Director of Domestic Research, HAI and HALP since 2012; Portfolio Manager and Analyst, HALP.

WILLIAM C. NYGREN. 54. Vice President, HAI and HALP; Portfolio Manager and Analyst HALP since 1983.

JOHN N. DESMOND, 51. Chief Operating Officer, HAI, HALP and HASLP since 2007.

ROBERT A. TAYLOR, 40. Vice President and Director of International Research, HAI and HALP; Portfolio Manager and Analyst, HALP.

COLIN P. MCFARLAND, 49. Chief Compliance Officer, HALP since 2005.

EDWARD S. LOEB, 49*. Vice President, HAI and HALP since 2012; Portfolio Manager, HALP.

PIERRE SERVANT, 57. Director, HAI since 2007; CEO and Member of Executive Committee, Natixis Global Asset Management since 2007. Address: c/o Natixis Global Asset Management, 21, quai d’Austerlitz 75013 Paris, France.

JOHN HAILER, 52. Director, HAI since 2007; President and CEO, Natixis Global Asset Management LLC since 2007. Address: c/o Natixis Global Asset Management, 399 Boylston Street, Boston, Massachusetts 02116.

*Prior to November 2012, Messrs. Loeb and Murray were not officers of HAI and HALP.

HUBER CAPITAL MANAGEMENT, LLC (“HUBER CAPITAL MANAGEMENT”)

The following are the names and principal occupations of the principal executive officer and each director of Huber Capital Management. The address of the principal executive officer and each director is 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245.

Name and Position With Investment Adviser	Principal Occupation
Joseph Huber	Chief Executive Officer/Chief Investment Officer
Gary Thomas	Principal, Chief Operating Officer/Chief Compliance Officer
Gary Steiner	Principal, Portfolio Manager
Emidio Checcone	Principal, Portfolio Manager

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)

JP Morgan Investment Management Inc. (“JPMIM”) is an investment sub-adviser for the “Registrant’s Fund”. The principal business address of JPMIM is 270 Park Avenue, New York, NY 10017. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
George C.W. Gatch	—	__
Director, CEO, President, Managing
Director
Lawrence M. Unrein	—	—
Director, CIO—Global Head of Private Equity,
Managing Director
Martin R. Porter	—	—
CIO—Global Head of
Equities & Balanced Group,
Managing Director
Scott E. Richter	—	—
Secretary, Chief Legal Officer,
Managing Director
Joseph K. Azelby	—	—
Director, CIO—Global Head of Real Estate,
Managing Director
Paul A. Quinsee	—	—
Director, Managing
Director
Joseph J. Bertini	—	—
Chief Compliance Officer,
Managing Director
Robert L. Young	—	—
Director, COO, Managing
Director
Craig M. Sullivan
CFO, Director, Managing
Director
Catherine Ann Keating	—	—
Director, CEO, Managing Director
Peter Schwicht	—	—
Director, Managing Director
Christopher Willcox	—	—
Director, Global Head of Fixed Income,
Managing Director

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95 Chairman & Chief Executive Officer; 08/03/92 President	Robert J. Blanding
08/03/99 Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02 Executive Vice President; 03/01/00 Chief Financial Officer	Kevin P. Charleston
06/01/99 Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02 Executive Vice President; 08/08/00 Chief Information Officer	John R. Gidman
11/05/02 Executive Vice President, Chief Strategy Officer	Lauriann Kloppenburg
11/05/02 Executive Vice President, Chief Investment Officer	Jaehoon Park
11/04/03 Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated

09/05/90 Blanding, Robert J.	08/08/00 Kloppenburg, Lauriann
05/09/00 Charleston, Kevin P.	11/04/03 Loewenberg, Jean S.
09/30/88 Fuss, Daniel J.	10/21/02 Park, Jaehoon
05/09/00 Gallagher, John F., III	02/08/07 Servant, Pierre P. (Natixis)
05/08/01 Gidman, John R.
02/07/08 Hailer, John T. (Natixis)

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Global Equity and Income Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles International Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Multi-Asset Real Return Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Capital Income Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, MA 02199	Sub-Adviser to MassMutual Select Overseas Fund
Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the
Name of each Director, Principal Executive Officer or Partner of the Adviser	Last Two Fiscal Years
Thomas A. Bogart, Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial

Colm J. Freyne, Director	Executive Vice President and Chief Financial Officer of Sun Life Financial

Robert J. Manning, Director, Chief Executive Officer and Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex (the “MFS Funds”)

Michael W. Roberge, Director, President, Chief Investment Officer and Director of Global Research	N/A

David A. Antonelli, Vice Chairman	N/A

Timothy M. Fagan, Chief Compliance Officer	N/A

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A

Mark N. Polebaum, Executive Vice President, General Counsel and Secretary	Secretary of the MFS Funds

Robin A. Stelmach, Executive Vice President and Chief Operating Officer	N/A

Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	111 Huntington Avenue, Boston, Massachusetts 02199 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS Heritage Trust Company	111 Huntington Avenue, Boston, Massachusetts 02199 U.S.A.
MFS Institutional Advisors, Inc.	111 Huntington Avenue, Boston, Massachusetts 02199 U.S.A.
MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil
MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
Sun Life of Canada (U.S.) Financial Services Holdings, Inc. Nova Scotia Company (NSULC) McLean Budden Limited (MBL)

Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

1959 Upper Water Street, Suite 1100, Halifax, Nova Scotia, Canada

145 King Street, West Suite 2525, Toronto, Ontario, Canada MSH 1J8

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Avenue, Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

NFJ INVESTMENT GROUP LLC (“NFJ”)

Allianz Global Investors has a single Global CEO and a single Global Executive Committee. Three regional business teams have been created, the U.S., Europe and Asia Pacific, and each region has a dedicated regional executive committee.

Within the U.S., Allianz Global Investors, including NFJ, is led by an Executive Committee comprised of senior level management. The U.S. Executive Committee is structured to ensure that multiple areas of the firm are represented in key business decisions that affect its clients and employees. This group is responsible for setting the strategic direction of the firm and overseeing the development and implementation of firm’s business plans. Oversight for the U.S. Executive Committee is provided by the Global Executive Committee.

Allianz Global Investors U.S. Executive Committee consists of the following members:

•	Brian Gaffney, Chairman, CEO, AGI U.S.
•	Ben Fischer, CFA, Founding Partner, Chief Investment Officer, NFJ
•	John Carroll, MD, Head of Retail Distribution
•	Barbara Claussen, U.S. Chief Administrative Officer
•	Doug Forsyth, CFA, Chief Investment Officer, Fixed Income U.S.
•	Udo Frank, Chief Marketing Officer, AGI U.S.
•	Jill Lohrfink, Head of Institutional
•	Scott Migliori, CFA, Chief Investment Officer, Equities U.S.
•	Dr. Herold C. Rohweder, Global Chief Operating Officer
•	Julian Sluyters, Chief Operating Officer, AGI U.S.

Effective January 2013, AGI Capital was re-named Allianz Global Investors U.S. LLC. During the first half of the year, several of our affiliates, including RCM Capital Management and Caywood-Scholl Capital Management, will become part of this entity. NFJ Investment Group will continue to remain a separate investment adviser and subsidiary of Allianz Global Investors U.S.

NFJ’s investment teams maintain their individual investment independence. The integrity of our investment processes is, and always will be, paramount. A key benefit of this realignment is that the investment teams will be able to leverage a more efficient infrastructure.

BIOGRAPHIES

Brian Gaffney

CEO, Allianz Global Investors US

Brian Gaffney is the Chief Executive Officer of Allianz Global Investors US and a member of the global Executive Committee. He is also a member of the US Operating and US Executive Committees. Previously, he was CEO of Allianz Global Investors Distributors, which was responsible for retail distribution and marketing for Allianz-owned asset managers in the US. Prior to joining Allianz Global Investors in 2008, Mr. Gaffney was Managing Director and Head of Intermediary Distribution for Lehman Asset Management / Neuberger Berman, a position held since 1999. In this role, he was responsible for national sales and marketing of institutional and retail mutual funds, sub-advisory and managed accounts. Mr. Gaffney joined Neuberger Berman in 1993 having started as a Regional Vice President in the Institutional Mutual Funds division and subsequently as a Senior Vice President and National Sales Manager. Prior to joining Lehman Asset Management / Neuberger Berman in 1993, Mr. Gaffney was a Regional Vice President at CIGNA Retirement Service where he pursued large market 401(k) plans. He holds a BA in sociology from Stonehill College.

Ben J. Fischer, CFA

Managing Director, CIO, NFJ Investment Group

Mr. Fischer is a Managing Director and Chief Investment Officer for NFJ Investment Group. He has over 40 years of experience in portfolio management, investment analysis and research. He is a member of the US Executive Committee and was a member of the Allianz Global Investors Capital Management Board from 2008 through 2012. Mr. Fischer is a founding partner of NFJ Investment Group, an advisory affiliate of Allianz Global Investors U.S. LLC. He is currently the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. Prior to founding NFJ in 1989, Mr. Fischer was Chief Investment Officer for Institutional and Fixed Income, Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a Securities Analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He earned his MBA from New York University and graduated from Oklahoma University with a JD degree and a BA in economics. Mr. Fischer holds a Chartered Financial Analyst designation.

John Carroll

Managing Director, Head of Retail Distribution

Mr. Carroll is Managing Director and Head of Retail Distribution for Allianz Global Investors US. He is also a member of the US Operating and US Executive Committees. Mr. Carroll has over 26 years of investment industry experience and has overall accountability for the operating results of the firm’s retail business. His Sales and National Accounts teams are responsible for the placement and distribution of a range of asset management products offered through a wide variety of broker-dealers, financial advisors and platforms. Prior to this role, he was chief operating officer at Allianz Global Investors Distributors (AGID). Before joining AGID in 2008, Mr. Carroll spent 20 years at Merrill Lynch where he most recently was a Managing Director, Co-Head of Merrill Lynch Insurance group and Head of Insurance Distribution. Prior to this role, he was Head of Relationship Management in the Distribution and Business Development group. Mr. Carroll earned his MBA from the Rutgers Graduate School of Business and his BA in economics from Rutgers University.

Barbara R. Claussen

Managing Director, US Chief Administrative Officer

Ms. Claussen is Managing Director and US Chief Administrative Officer for Allianz Global Investors. She is also a member of the US Operating and US Executive Committees. Ms. Claussen has over 32 years of investment industry experience. Prior to her appointment as AllianzGI CAO in 2013, Ms. Claussen served as Chief Operating Officer for NFJ Investment Group and was the Head of Trading for 16 years. Ms. Claussen earned her BS from the University of Wisconsin-Stout.

Douglas G. Forsyth, CFA

Managing Director, CIO, Fixed Income US

Mr. Forsyth is a Managing Director and Chief Investment Officer, Fixed Income US at Allianz Global Investors. He is also a member of the US Executive Committee and a member of the Global Investment Management group. Mr. Forsyth has over 20 years of investment industry experience, and is the Head of the Income and Growth Strategies investment team. He has been the Lead Portfolio Manager for the firm’s High Yield Bond strategy since its inception in 1994, and assumed lead portfolio management responsibility for the firm’s Convertibles strategy in 1998. Mr. Forsyth has portfolio management, trading and research responsibilities and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end and closed-end mutual funds. Prior to joining Allianz Global Investors via a predecessor affiliate in 1994, he was an analyst at AEGON USA where he earned his Chartered Financial Analyst designation. He earned his BBA from the University of Iowa.

Udo Frank

Managing Director, CMO, AGI US

Mr. Frank is a Managing Director and Chief Marketing Officer for Allianz Global Investors US. Mr. Frank has over 24 years of investment industry and is responsible for product strategy and management, training, marketing and branding, and communications. Mr. Frank is a member of the US Operating and US Executive Committees. He is also a member of the Allianz Gl Global Product Committee, which oversees the company’s overall product strategy. Mr. Frank is also Co-Chairman of the AllianzGI Global Marketing and Communications group and Chairman of the RCM US Business Management group. He serves as a board member for the Allianz Funds Board and the board of directors of Caywood-Scholl Capital Management, LLC. Prior to this role, Mr. Frank was CEO of RCM. He joined the Allianz Group in 1994 as Managing Director and Chief Investment Officer of Allianz Kapitalanlagegesellschaft mbH. Before joining Allianz, he was Head of the Equities department at Deutsche Asset Management GmbH. Mr. Frank graduated as an Economist (Dipl.—Volkswirt) from the Universities of Berlin and Saarbrücken, Germany.

Jill Lohrfink

Managing Director, Head of Institutional

Ms. Lohrfink is a Managing Director and Head of Institutional-North America at Allianz Global Investors. She is also a member of the US Operating and US Executive Committees. Ms. Lohrfink has over 25 years of industry experience and is responsible for the firm’s business development and client service efforts, as well as for developing and executing an overall strategy for the institutional business in North America. Prior to joining Allianz Global Investors in 2012, Ms. Lohrfink was with Goldman Sachs Asset Management (GSAM) where she was Global Head of Consultant Relations. Prior to her consultant relations role, she served as GSAM’s Head of Public Fund Business Development and Client Service. Before joining Goldman Sachs, Ms. Lohrfink was a Managing Director at Bear Stearns Asset Management (BSAM) where she was a Senior Portfolio Manager on the fixed income team, as well as Head of Public Fund Business Development and Client Service. Prior to joining BSAM, Ms. Lohrfink was a Director and Senior Portfolio Manager at Progressive Partners Inc., responsible for managing municipal bond and preferred stock investments. Ms. Lohrfink began her career with Kidder Peabody & Co., where she was Vice President and Manager of Short Duration Underwriting, Trading and Sales in the Municipal Bond department. She earned her BS in finance from Georgetown University McDonough School of Business.

Scott Migliori, CFA

Managing Director, CIO, RCM US

Mr. Migliori is a Managing Director and Chief Investment Officer at RCM US. He is also a member of the Allianz Global Investors US Executive Committee. Mr. Migliori has over 17 years of investment industry experience, and is the Lead Portfolio Manager for RCM’s Large Cap Select Growth and Focused Growth strategies. Before joining RCM in 2003 as a Senior Portfolio Manager on the US Large Cap Equity Portfolio Management team, Mr. Migliori was with Provident Investment Counsel, Inc. where he co-managed over $2 billion in large cap growth portfolios and had also served as a Portfolio Manager and Analyst on mid and small cap growth funds. Prior to his investment management career, Mr. Migliori served as a Business Litigation Attorney. He received his BS in accounting from the University of Southern California, his JD from the Boalt Hall School of Law at the University of California, Berkeley, and his MBA from the Anderson School at the University of California, Los Angeles. Mr. Migliori holds a Chartered Financial Analyst designation.

Dr. Herold C. Rohweder

Managing Director, Global CIO, Multi Asset at AGI

Dr. Rohweder is a Managing Director and Global Chief Investment Officer Multi Asset at Allianz Global Investors. He is also a member of the US Executive Committee of Allianz Global Investors and a member of the Global Investment Management Group. Dr. Rohweder joined Allianz in 1989 as a portfolio manager for global balanced, European equities and European fixed income. In 1998 Dr. Rohweder initiated the Systematic Asset Management effort for equity and multi asset investments at Allianz Asset Management. Since 2011 Dr. Rohweder has been Global CIO Multi Asset at Allianz Global Investors. Dr. Rohweder graduated from Wayne State University, Detroit with a Master of Arts degree in Economics and has received a Ph.D. from the Economics department of the University of Kiel, Germany.

Julian Sluyters

Managing Director, COO, AGI US

Mr. Sluyters is a Managing Director and Chief Operating Officer for Allianz Global Investors US. He is also a member of the US Operating and US Executive Committees. Before joining Allianz Global Investors in 2012, Mr. Sluyters was with Old Mutual Capital, the retail investment arm of Old Mutual Asset Management, where he first served as its President and Chief Operating Officer before being promoted to President and Chief Executive Officer in 2008. Before joining Old Mutual Capital, Julian served as President and Chief Executive Officer of the Scudder Family of Funds at Deutsche Asset Management. His experience also includes senior roles at UBS Fund Services, UBS Asset Management and Ernst & Young. Julian holds a BS in finance and accounting from Lehigh University. He is a Certified Public Accountant in the State of New York.

NORTHERN TRUST INVESTMENTS, INC. (“NTI”)

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation (“TNTC”), serves as investment adviser of the MM S&P 500® Index Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, and MM MSCI EAFE® International Index Fund. NTI is an Illinois State Chartered Bank and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with The Northern Trust Company (other than as director), as indicated below.

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Abdul Karim, Walid T.	The Northern Trust Company	Vice President
Vice President

Aitcheson, James A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alongi, David M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Amaya, Luis Vice President	The Northern Trust Company	Vice President

Anast, Angela H.	The Northern Trust Company	Vice President
Vice President

Anderson, Timothy Vice President	The Northern Trust Company	Vice President

Antonacci, Jeffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Arroyo, Edwin Josue	The Northern Trust Company	Vice President
Vice President

Ayres, Scott R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Azar, Frederick A.	The Northern Trust Company	Vice President
Vice President

Baldwin, Florette L.	The Northern Trust Company	Vice President
Vice President

Bandar, Walid S.	The Northern Trust Company	Vice President
Vice President

Bandura, David T.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baron, Tracy L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bartczyszyn, Michael S.	The Northern Trust Company	Vice President
Vice President

Basso, Belinda M.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Behar, Gregory S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Benson, Jacquelyn M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bergson, Robert H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bieber, Christopher Vice President	The Northern Trust Company	Vice President

Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Blank, Justin Vice President	The Northern Trust Company	Vice President

Bleecker, Ali K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Lizbeth Rose Vice President	The Northern Trust Company	Vice President

Bohlin, Andrew P.	The Northern Trust Company	Vice President
Vice President

Borel, Ainsley J. Senior Vice President	The Northern Trust Company	Senior Vice President

Browne, Kieran	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Robert P. Executive Vice President, Director and CIO	The Northern Trust Company	Executive Vice President

Buckley, Melissa A. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Buerckholtz, Elizabeth J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bugajski, James Edmund Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Burgul, Cevdet Sertan Vice President	The Northern Trust Company	Vice President

Bursua, Brian M.	The Northern Trust Company	Vice President
Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Legal Counsel
Secretary

Carlson, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President, Director & COO

Carlson, Mark D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carr, Allen G.	The Northern Trust Company	Vice President
Vice President

Carroll, Keith D.	The Northern Trust Company	Vice President
Vice President

Caruso, Keith A.	The Northern Trust Company	Vice President
Vice President

Castino, Michael T. Senior Vice President	The Northern Trust Company	Senior Vice President

Chico, Michael R.	The Northern Trust Company	Vice President
Vice President

Clark, Richard L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

Connor, Kevin P.	The Northern Trust Company	Vice President
Vice President

Costello, Joseph H.	The Northern Trust Company	Vice President
Vice President

Cousins, Stephen J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cubeles, Alain	The Northern Trust Company	Senior Vice President
Senior Vice President

Czochara, Susan C.	The Northern Trust Company	Senior Vice President
Senior Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Danaher, James	The Northern Trust Company	Senior Vice President
Senior Vice President

Dehnert, Melissa Ann Vice President	The Northern Trust Company	Vice President

Dekhayser, Jordan D.	The Northern Trust Company	Vice President
Vice President

Delaney, Michael J. Vice President	The Northern Trust Company	Vice President

Dering, Michael C.	The Northern Trust Company	Vice President
Vice President

DeSouza, Leonor Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Detroy, Timothy J.	The Northern Trust Company	Vice President
Vice President

Diehl, Jr., Joseph R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doell, John C. Senior Vice President	The Northern Trust Company	Senior Vice President

Donaldson, Julian O.	The Northern Trust Company	Vice President
Vice President

Dorsey, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Douchette, Mary S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doyle, Michael T.	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Duvall, Margret Eva	The Northern Trust Company	Senior Vice President
Senior Vice President

Dwyer, Patrick E.	The Northern Trust Company	Vice President
Vice President

Dzanis, Marie E. Senior Vice President	The Northern Trust Company	Senior Vice President

Ebel, Christopher John	The Northern Trust Company	Vice President
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Escalante, Patrick D. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Evans, Megan Chapman Senior Vice President	The Northern Trust Company	Senior Vice President

Everett, Steven R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ewing, Peter K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ferguson, Jr., John Allen	The Northern Trust Company	Vice President
Vice President

Fletcher, Christine Lee Vice President	The Northern Trust Company	Vice President

Flinn, John E.	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flowers, Joseph J.	The Northern Trust Company	Vice President
Vice President

Franklin, Carolyn D.	The Northern Trust Company	Vice President
Vice President

Friedman, Sarah M. Vice President	The Northern Trust Company	Vice President

Freitag, Lee R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Fronk, Christopher A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Gaskin, Patrick John	The Northern Trust Company	Vice President
Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Gayle III, Robert Harold Vice President	The Northern Trust Company	Vice President

Geisler, Maria	The Northern Trust Company	Vice President
Vice President

Geraghty, Kim Marie	The Northern Trust Company	Former Vice President
Vice President

Gilbert, Joshua B. Vice President	The Northern Trust Company	Vice President

Ginsberg, Lynne Noel	The Northern Trust Company	Vice President
Vice President

Gordon, Denise C. Senior Vice President	The Northern Trust Company	Senior Vice President

Gould, Betty C.	The Northern Trust Company	Vice President
Vice President

Graben, Adam D.	The Northern Trust Company	Vice President
Vice President

Grant Williams, Allison Senior Vice President	The Northern Trust Company	Senior Vice President

Gregg, Laura Jean	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Griffin, Michelle D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Halter, Ann M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Harrell, Alec	The Northern Trust Company	Vice President
Vice President

Harris, Nora J.	The Northern Trust Company	Vice President
Vice President

Hausken, Philip D. Senior Vice President	The Northern Trust Company	Senior Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Senior Vice President
Senior Vice President

Hearty, Stephen Aprea Senior Vice President	The Northern Trust Company	Senior Vice President

Hecimovich, Sandra M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hersted, Jillian R.	The Northern Trust Company	Vice President
Vice President

Hest, Stefanie Jaron	The Northern Trust Company	Senior Vice President
Senior Vice President

Hickman, Joanne	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President & Chief Compliance Officer

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Hogan, James F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Huemmer, Christopher G.	The Northern Trust Company	Vice President
Vice President

Hunsted, Michael Ryan	The Northern Trust Company	Vice President
Vice President

Hurley, William F.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Inzunza, Richard J.	The Northern Trust Company	Vice President
Vice President

Jacobs, Peter M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jaeger, Christopher J.	The Northern Trust Company	Vice President
Vice President

Jaffe, Harry Y. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Jampani, Madhari Chondam	The Northern Trust Company	Vice President
Vice President

Jenkins, John Scott	The Northern Trust Company	Vice President
Vice President

Jesel, Delilah	The Northern Trust Company	Vice President
Vice President

Johnston, Lucia A.	The Northern Trust Company	Vice President
Vice President

Jones, Brian D. Vice President	The Northern Trust Company	Vice President

Jorgensen, Joseph H. Vice President	The Northern Trust Company	Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kalter, Kristin M. Vice President	The Northern Trust Company	Vice President

Kancharla, Sridhar Vice President	The Northern Trust Company	Vice President

Kane, James P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Katz, Evan S.	The Northern Trust Company	Vice President
Vice President

Katz, Naomi E.	The Northern Trust Company	Vice President
Vice President

Kazaz, Tayfun	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Kennedy, Michael Vice President	The Northern Trust Company	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Kinney, Lorrie Ann Vice President	The Northern Trust Company	Vice President

Klein, Stephanie K. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Senior Vice President	The Northern Trust Company	Senior Vice President

Konstantos, John A. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kovacs, Michael R. Senior Vice President	The Northern Trust Company	Senior Vice President

Krauter, Michael L. Vice President	The Northern Trust Company	Vice President

LaBelle, John C. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Leahey, Jodie Terese Senior Vice President	The Northern Trust Company	Senior Vice President

Ledford, Diana L. Senior Vice President	The Northern Trust Company	Senior Vice President

Letts, Heather M. Vice President	The Northern Trust Company	Vice President

Lico, Dennis Vice President	The Northern Trust Company	Vice President

Loftus, Julie M. Vice President	The Northern Trust Company	Vice President

Ludwig, Jeanne M. Senior Vice President	The Northern Trust Company	Senior Vice President

Lukic, Mary Vice President	The Northern Trust Company	Vice President

Lupi, Lisa Ann Vice President	The Northern Trust Company	Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Mastuantuono, Deborah A. Senior Vice President	The Northern Trust Company	Senior Vice President

McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McEldowney, Douglas J. Senior Vice President	The Northern Trust Company	Senior Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

Meadows III, Edmund C. Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Meehan, Michael G. Vice President	The Northern Trust Company	Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Mehta Manan G. Vice President	The Northern Trust Company	Vice President

Melze, Laura J. Vice President	The Northern Trust Company	Vice President

Memon, Bilal K. Vice President	The Northern Trust Company	Vice President

Miller, Nathan D. Vice President	The Northern Trust Company	Vice President

Mirante, John P. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Mitchell, James L. Senior Vice President	The Northern Trust Company	Senior Vice President

Muench, Scott O. Senior Vice President	The Northern Trust Company	Senior Vice President

Murphy, Shaun D. Senior Vice President	The Northern Trust Company	Senior Vice President

Nass, Curtis A. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelson, Daniel J. Vice President	The Northern Trust Company	Vice President

Newman, Greg Vice President	The Northern Trust Company	Vice President

Nickey III, William M. Vice President	The Northern Trust Company	Vice President

Northfell, Catherine J. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Jacqueline A. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Thomas E. Vice President	The Northern Trust Company	Vice President

O’Connor, Eileen M. Vice President	The Northern Trust Company	Vice President

O’Connor, Michael P. Vice President	The Northern Trust Company	Vice President

O’Rourke, Kevin P. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ortega, Leigh Ann Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Padilla, Francis R. G. Vice President	The Northern Trust Company	Vice President

Pasquinelli, Brad T. Vice President	The Northern Trust Company	Vice President

Pedersen, Brad T. Vice President	The Northern Trust Company	Vice President

Peron, Matthew Senior Vice President	The Northern Trust Company	Senior Vice President

Personette, Daniel J. Vice President	The Northern Trust Company	Vice President

Peters, Michael J. Vice President	The Northern Trust Company	Vice President

Pickert, Richard J. Vice President	The Northern Trust Company	Vice President

Pincus, Jonathan S. Senior Vice President	The Northern Trust Company	Senior Vice President

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Ponton, Mark S. Vice President	The Northern Trust Company	Vice President

Potter, Ofelia M. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President

Pounders, Ryan E. Vice President	The Northern Trust Company	Vice President

Pries, Katie D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Provanzana, Beth Marie Senior Vice President, CFO, Treasurer and Director	The Northern Trust Company The Northern Trust Company of Connecticut	Senior Vice President Chief Financial Officer & Senior Vice President

Provo, Brian Allen Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Senior Vice President	The Northern Trust Company	Senior Vice President

Rakvin, Chad M. Senior Vice President	The Northern Trust Company	Senior Vice President

Ramstrom, Kerstin E. Vice President	The Northern Trust Company	Vice President

Reeder, Brent D. Senior Vice President	The Northern Trust Company	Senior Vice President

Rein, Randall Senior Vice President	The Northern Trust Company	Senior Vice President

Reller, Jacqueline R. Vice President	The Northern Trust Company	Vice President

Renaud, Donna Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Rivas, Marcos E. Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Executive Vice President & Director	The Northern Trust Company	Executive Vice President

Robertson, Colin A. Executive Vice President	The Northern Trust Company	Executive Vice President

Rocha, Heather Parkes Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Roncoroni, Jaime Lauren Vice President	The Northern Trust Company	Vice President

Rosenberg, Edward A. Senior Vice President	The Northern Trust Company	Senior Vice President

Ryer, Alexander D. Vice President	The Northern Trust Company	Vice President

Sampson, Jeffrey David Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	The Northern Trust Company	Vice President

Schneider, Tracy L. Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Sclafani, Guy J. Senior Vice President	The Northern Trust Company	Senior Vice President

Secontine, Timothy J. Vice President	The Northern Trust Company	Vice President

Shane, Adam Marshall Vice President	The Northern Trust Company	Vice President

Shapley, Brian J. Senior Vice President	The Northern Trust Company	Senior Vice President

Shipley, Christopher D. Senior Vice President	The Northern Trust Company	Senior Vice President

Simoncek, Trista D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Sodergren, Mark C. Vice President	The Northern Trust Company	Vice President

Soorya, Sandeep N. Vice President	The Northern Trust Company	Vice President

Staff, Maggie R. Vice President	The Northern Trust Company	Vice President

Stewart, Allison Walpole Vice President	The Northern Trust Company	Vice President

Stoeber, Kurt S. Vice President	The Northern Trust Company	Vice President

Stolfi, James R. Senior Vice President	The Northern Trust Company	Senior Vice President

Sucharda, Craig W. Vice President	The Northern Trust Company	Vice President

Sullivan, Brendan E. Vice President	The Northern Trust Company	Vice President

Sullivan, Carol H. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Catherine M. Senior Vice President	The Northern Trust Company	Senior Vice President

Sundaram, Ramantan. Vice President	The Northern Trust Company	Vice President

Szostak II, Jon E. Senior Vice President	The Northern Trust Company	Senior Vice President

Szymanek, Frank D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Taylor, Cynthia Vice President	Northern Trust Securities, Inc.	Vice President

Theobald, Susan Vice President	The Northern Trust Company	Vice President

Thomas, Shundrawn Senior Vice President	The Northern Trust Company	Senior Vice President

Thomas, Wanda Williams Senior Vice President	The Northern Trust Company	Senior Vice President

Thompson, Jane W. Senior Vice President	The Northern Trust Company	Senior Vice President

Towle, Michael J. Vice President	The Northern Trust Company	Vice President

Trafford, Edward Vice President	The Northern Trust Company	Vice President

Tretheway, Jennifer Kemp Senior Vice President	The Northern Trust Company	Senior Vice President

Tungol, John Vice Presdient	The Northern Trust Company	Vice President

Turner, Betsy Licht Senior Vice President	The Northern Trust Company	Senior Vice President

Unger, David J. Vice President	The Northern Trust Company	Vice President

Van Alstyne, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President

Vanderpool, Robert G. Vice President	The Northern Trust Company	Vice President

Varchetto, Brett A. Vice President	The Northern Trust Company	Vice President

Vigsnes II, Richard Allan Senior Vice President	The Northern Trust Company	Senior Vice President

Volman, Joseph Vice President	The Northern Trust Company	Vice President

Wackerlin, Thomas W. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Warland, Jeff M. Senior Vice President	The Northern Trust Company	Senior Vice President

Warner, Scott B. Vice President	The Northern Trust Company	Vice President

Waters, Courtney Vice President	The Northern Trust Company	Vice President

Weaver, Jacob C. Senior Vice President	The Northern Trust Company	Senior Vice President

Weeks, Susan Anne Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive Vice President	Northern Trust Securities, Inc.	President

Wilczek, Diane M. Vice President	The Northern Trust Company	Vice President

Williams, Thomas C. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Witte, Carrie Jane Vice President	The Northern Trust Company	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Yi, Peter Vice President	The Northern Trust Company	Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO

Anderson, Joshua	Managing Director, PIMCO

Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. and PIMCO Asia Limited (Hong Kong)

Balls, Andrew T.	Managing Director, PIMCO

Benz II, William R.	Managing Director, PIMCO

Bhansali, Vineer	Managing Director, PIMCO

Bodereau, Philippe	Managing Director, PIMCO

Bosomworth, Andrew	Managing Director, PIMCO

Bridwell, Jennifer S	Managing Director, PIMCO

Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.

Cupps, Wendy W.	Managing Director, PIMCO

Dada, Suhail H.	Managing Director, PIMCO

Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.

De Leon, Bill	Managing Director, PIMCO

Dialynas, Chris P.	Managing Director, PIMCO

Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer, PIMCO. Senior Vice President, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly President and CEO of Harvard Management Co.

Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

Gomez, Michael	Managing Director, PIMCO

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

Name	Business and Other Connections
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee, Chairman and Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Trustee and Senior Vice President, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

Holden, Brent L.	Managing Director, PIMCO

Hong, Ki Myung	Managing Director, PIMCO. Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch

Ivascyn, Daniel J.	Managing Director, PIMCO

Jacobs IV, Lew W.	Managing Director, PIMCO

Kiesel, Mark R.	Managing Director, PIMCO

Lahr, Chuck	Managing Director, PIMCO

Lown, David C.	Managing Director, PIMCO

Masanao, Tomoya	Managing Director, PIMCO

Mather, Scott A.	Managing Director, PIMCO

Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities.

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited

Mead, Robert	Managing Director, PIMCO

Mewbourne, Curtis A.	Managing Director, PIMCO

Miller, John M.	Managing Director, PIMCO

Mogelof, Eric	Managing Director, PIMCO

Moore, James F.	Managing Director, PIMCO

Murata, Alfred	Managing Director, PIMCO

Ongaro, Douglas J.	Managing Director, PIMCO

Otterbein, Thomas J.	Managing Director, PIMCO

Name	Business and Other Connections
Pagani, Lorenzo	Managing Director, PIMCO

Parikh, Saumil H.	Managing Director, PIMCO

Ravano, Emanuele	Managing Director, PIMCO

Rodosky, Stephen A.	Managing Director, PIMCO

Schneider, Jerome	Managing Director, PIMCO

Seidner, Marc Peter	Managing Director, PIMCO

Short, Jonathan D.	Managing Director, PIMCO

Simon, W Scott	Managing Director, PIMCO

Stracke, Christian	Managing Director, PIMCO

Strelow, Peter G.	Managing Director, PIMCO

Sutherland, Eric	Managing Director, PIMCO; Head of Sales, PIMCO Investments. Formerly, Managing Director, Nuveen Investments.

Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd.

Thimons, Josh	Managing Director, PIMCO

Vaden, Andrew Taylor	Managing Director, PIMCO

Wang, Qi	Managing Director, PIMCO

Wilson, Susan L.	Managing Director, PIMCO

Worah, Mihir P.	Managing Director, PIMCO

Young, Robert	Managing Director, PIMCO

SANDS CAPITAL MANAGEMENT, LLC (“SANDS CAPITAL”)

Sands Capital Management, LLC is located at:

1101 Wilson Blvd., Suite 2300, Arlington, VA 22209

I. Identification of Portfolio Managers or Management Team Members – Members who are jointly and primarily responsible for the day-today management of the Select Growth Opportunities Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands Jr., CFA	Chief Investment Officer, Chief Executive Officer	13 Years	N/A

Thomas M. Ricketts, CFA	Executive Managing Director, Senior Research Analyst, Senior Portfolio Manager	19 Years	N/A

T. Perry Williams, CFA	Executive Managing Director, Senior Research Analyst, Senior Portfolio Manager	8 Years	N/A

II. Description of Portfolio Managers or Management Team Members: Describe below the role of each Portfolio Manager or Management Team identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Jr., CFA

Chief Investment Officer and Member of Portfolio Management Team.

Thomas M. Ricketts, CFA

Executive Managing Director, Senior Research Analyst, Senior Portfolio Manager, Member of Portfolio Management Team

T. Perry Williams, CFA

Executive Managing Director, Senior Research Analyst, Senior Portfolio Manager, Member of Portfolio Management Team

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (“SYSTEMATIC”)

Following are the names and occupations of the principal executive officers of Systematic. The address of all principal executive officers is 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Principal Occupation
Karen E. Kohler	Chief Operating Officer / Chief Compliance Officer / Managing Partner Joined Systematic 2006

Greg Wood	Head Trader / Managing Partner Joined Systematic 1996

D. Kevin McCreesh, CFA	Chief Investment Officer / Portfolio Manager / Managing Partner Joined Systematic 1996

Kenneth Burgess, CFA	Portfolio Manager / Managing Partner Joined Systematic 1993

Ronald Mushock, CFA	Portfolio Manager / Managing Partner Joined Systematic 1997

Eoin Middaugh, CFA	Portfolio Manager / Managing Partner Joined Systematic 2002

Joseph Sharma, CFA	Portfolio Manager / Partner Joined Systematic 2000

Aman Patel, CFA	Assistant Portfolio Manager/ Partner Joined Systematic 2002

Roger Chang	Vice President / Senior Equity Trader / Partner Joined Systematic 1996

James V. Wallerius	Senior Vice President Marketing & Client Service / Partner Joined Systematic 2000

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE GROUP”)

Business and Other Connections

T. Rowe Price Group, Inc. (“T. Rowe Price Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. T. Rowe Price Group is a Maryland corporation and was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was organized in Maryland in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“TRPI”) was incorporated in Maryland in 1979 and provided investment management services with respect to foreign securities for registered investment companies and other institutional investors. TRPI was formerly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and was also registered or licensed with the United Kingdom Financial Services Authority (“FSA”), the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”). TRPI was merged into Price Associates in 2010.

T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, was organized in 2000 as a United Kingdom corporation. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd (“T. Rowe Price International”). T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the FSA, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. T. Rowe Price International provides investment management services to registered investment companies and other institutional investors, and may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, and/or T. Rowe Price Singapore Private Ltd. T. Rowe Price International also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets.

T. Rowe Price Singapore Private Ltd. (“Price Singapore”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Singapore limited private company in 2010. Price Singapore holds a Capital Markets Service License in Fund Management with the MAS and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Singapore serves as a subadviser to registered investment companies, and may provide investment management services for institutional clients and certain commingled products for which T. Rowe Price International serves as adviser.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of T. Rowe Price International, was organized as a Swiss limited company in 2011. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), was a U.K. corporation, and was formerly licensed with the FSA and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Global Asset Management was dissolved and liquidated in 2010.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products and section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, and the Autorité des Marchés Financiers in Quebec. TRP Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to Price Associates, T. Rowe Price International, Price Hong Kong, and/or Price Singapore.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group. Mr. Brady is the Mid-Atlantic Managing Director of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group. Mr. Hebb is the chairman of, and from 1990-2007 was the managing general partner of, ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, ON M5K 1N9. He also serves on the boards of directors of Ace Aviation Holdings Inc. and Maple Leaf Sports Entertainment.

Dr. Alfred Sommer, Director of T. Rowe Price Group. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group. From 1998-2009, Mr. Taylor was president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust. He is a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 22 Stone Gate Court, Pikesville, Maryland 21208.

Anne Marie Whittemore, Director of T. Rowe Price Group. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds (Price Associates, Price Hong Kong, Price International, and Price Singapore):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President Company’s Representative

	T. Rowe Price International Ltd	Director President – International Equity

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Singapore Private Ltd.	Director Vice President

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price International Ltd	Chief Executive Officer Chairman of the Board Director

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Jeremy M. Fisher	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President

	T. Rowe Price International Ltd	Chief Compliance Officer Vice President

	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer Vice President

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

Ian D. Kelson	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International Ltd	Director President – International Fixed Income

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

	T. Rowe Price International Ltd	Vice President

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, LLC	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer

	TRP Office Florida, LLC	President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

	T. Rowe Price Trust Company	Vice President

William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price International Ltd	Vice President

	T. Rowe Price Singapore Private Ltd.	Vice President

	T. Rowe Price Trust Company	Vice President

Christine To	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer

Keswaral Visuvalingam	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President

	T. Rowe Price Singapore Private Ltd.	Chief Executive Officer Director Vice President

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”)

Officers & Directors

The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Bart Grenier	The Boston Company Asset Management, LLC	Chairman, CEO & CIO/ Manager

Joseph P. Gennaco	The Boston Company Asset Management, LLC	President & COO

TIMBERLINE ASSET MANAGEMENT LLC (“TIMBERLINE”)

The following are the names and principal occupations of the principal executive officer and each director of Timberline. The address of the principal executive officer and each director is 805 SW Broadway, Portland, Oregon 97205 unless otherwise noted below.

Name and Position With Investment Adviser	Principal Occupation
Kenneth A. Korngiebel, CFA Chief Investment Officer and Managing Director	Portfolio Manager

J. Michael Kosicki Director	Co-Portfolio Manager

John Y. Liu Director	Co-Portfolio Manager

Theodore Wendell Director	Co-Portfolio Manager

Peter R. Guarino Chief Compliance Officer	Compliance professional 501 N. Broadway St. Louis, MO 63102

Mark P. Fisher General Counsel	Legal professional One Montgomery St., Suite 3700 San Francisco, CA 94104

Cindi T. Perez Chief Operating Officer	Financial professional One Montgomery St., Suite 3700 San Francisco, CA 94104

Stephen J. Bushman Chief Financial Officer	Financial professional 501 N. Broadway St. Louis, MO 63102

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and Waddell & Reed InvestEd Portfolios since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

President and CEO (since 1993), Director (since 1991), and Chairman of the Board (since 2005)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Executive Vice President (since 2005) and Director (since 2007)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

PHILIP J. SANDERS

Senior Vice President (since 2000) and Chief Investment Officer (since 2010)

Hire Year: 1998

Education: University of Michigan - BA 1980, University of North Carolina at Charlotte - MBA 1986, Chartered Financial Analyst

JOHN E. SUNDEEN, JR.

Director (since 2001), Executive Vice President and Chief Administrative Officer (since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered Financial Analyst

GILBERT C. SCOTT

Senior Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: University of Massachusetts- BBA 1989, University of Texas- MBA 1995, Chartered Financial Analyst

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Kansas City, completed a program offered by the University of Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004) and Director (since 2005)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY J. HILLS

Associate General Counsel (since 2000), Secretary (since 2004), and Senior Vice President (since 2007)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Associate General Counsel (since 2000), Chief Compliance Officer (since 2001), and Senior Vice President (since 2007)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1995.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers of Wellington Management:

Name	Title

John F. Averill	Senior Vice President, Partner, and Executive Committee Member

Louis Chabrier	Senior Vice President, Partner, and Executive Committee Member

Nicholas M. Choumenkovitch	Senior Vice President, Partner, and Executive Committee Member

Cynthia M. Clarke	Senior Vice President, Partner, and Chief Legal Officer

Wendy M. Cromwell	Senior Vice President, Partner, and Executive Committee Member

Ray E. Helfer	Managing Director, Partner, and Executive Committee Member

Nancy M. Morris	Vice President and Chief Compliance Officer

Saul J. Pannell	Senior Vice President, Partner, and Executive Committee Member

Phillip H. Perelmuter	Senior Vice President, Managing Partner, and Executive Committee Member

Brendan J. Swords	President, Managing Partner, and Executive Committee Member

Edward J. Steinborn	Senior Vice President, Partner, and Chief Financial Officer

Perry M. Traquina	Chief Executive Officer, Managing Partner, and Executive Committee Member

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN”)

Western Asset Management Company:

Western Asset Management Company (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western for the past two fiscal years is as follows:

Ronald Richard Dewhurst	Director, WAM
Director, Batterymarch
Manager, Brandywine
Manager, Clear Adv
Director, Clear Asset
Manager, Essemplia
Manager, GCIM
Manager, LMCM
Manager, LMGAA
Manager, LMIC
Manager, LMPPG
Sr. EVP and Sr. Managing Director, Legg Mason Inc
Manager, Royce

Jeffrey Allen Nattans	Director, WAM
Manager, LMCM
Manager, Clear Adv
Manager, LMIC
Director, NS
Manager, Clear Asset
Manager, GCIM
Executive Vice President, Legg Mason, Inc.
Vice President and Manager, LMIH
Director, LMREC
Director, LMREC II
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAM Singapore

Charles Anthony Ruys de Perez	General Counsel and Secretary
Director, WAMCL
Director, WAM Tokyo
Director, Singapore
Director, WAM Australia

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

ClearBridge Investments, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Essemplia Emerging Markets, LLC (“Essemplia”)

10 Exchange Square, 9th Floor

Primrose Street

London, England EC2A 2EN

ClearBridge Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, LLC (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Private Portfolio Group, LLC (“LMPPG”)

620 8th Avenue, 47th Floor

New York, NY 10018

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital II, Inc. (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WAMCL”)

Western Asset Management Company Limited:

The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Ronald Richard Dewhurst	Director, WAM
Director, Batterymarch
Manager, Brandywine
Manager, Clear Adv
Director, Clear Asset
Manager, Essemplia
Manager, GCIM
Manager, LMCM
Manager, LMGAA
Manager, LMIC
Manager, LMPPG
Sr. EVP and Sr. Managing Director, Legg Mason Inc
Manager, Royce

Tom Lemke	Director, LMIE
Director, WAMCL

Jeffrey Allen Nattans	Director, WAM
Manager, LMCM
Manager, Clear Adv
Manager, LMIC
Director, NS
Manager, Clear Asset
Manager, GCIM
Executive Vice President, Legg Mason, Inc.
Vice President and Manager, LMIH
Director, LMREC
Director, LMREC II
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAM Singapore

Charles Anthony Ruys de Perez	General Counsel and Secretary
Director, WAMCL
Director, WAM Tokyo
Director, Singapore
Director, WAM Australia

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

ClearBridge Investments, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Essemplia Emerging Markets, LLC (“Essemplia”)

10 Exchange Square, 9th Floor

Primrose Street

London, England EC2A 2EN

ClearBridge Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, LLC (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Equities, Ltd (LMIE)

Citigroup Centre, 33 Canada Square

London, E14 5LB

England

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Private Portfolio Group, LLC (“LMPPG”)

620 8th Avenue, 47th Floor

New York, NY 10018

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital II, Inc. (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32:	Principal Underwriters

(a)     MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II.

(b)     The following are the names and positions of the officers and directors of MML Distributors, LLC:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; Chairman, President, and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts
01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)) and Insurance Operations Supervisor (since 6/29/10), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; Deputy Chief Compliance Officer (since 2/29/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Compliance Officer (since 4/11/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG Compliance, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Senior Vice President (Retirement Services), MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard Zayicek, Vice President (since 04/27/11) and National Sales Supervisor (since 12/14/2010), MML Distributors, LLC, 200 Cape Cod Way, Mooresville, NC 28117; and Sales Manager, USIG-National Sales, MassMutual, 200 Cape Cod Way, Mooresville, NC 28117.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, Corporate Secretary and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Nathan L. Hall, Chief Financial Officer and Treasurer (since 7/25/2012), MML Distributors, LLC; Assistant Vice President, Chief Financial Officer and Treasurer (since 7/16/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Financial Operations Principal and Treasurer (since 7/25/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, Tax Research and Planning, Corporate Tax Department, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Assistant Vice President, RS Fund Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts
01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; Continuing Education Officer (since 3/14/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Training Director, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mario Morton, Registration Manager (since 7/2/2012), MML Distributors, LLC; Assistant Vice President and Relationship Manager (since 7/2/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Relationship Manager (since 8/9/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

H. Bradford Hoffman, Chief Risk Officer (since 11/7/2011), MML Distributors, LLC; and Corporate Vice President, Enterprise Risk Management, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; and Senior Vice President, Retirement Services and MassMutual International Business Group, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Dana Tatro, Variable Annuity Product Distribution Officer and Variable Annuity Supervisor (since 2/29/2012), MML Distributors, LLC; and Senior Vice President and Actuary, USIG-Product Management, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Craig Waddington, Variable Life Product Distribution Officer (since 2/29/2012), MML Distributors, LLC; and Vice President and Actuary, USIG-Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Douglas Endorf, Executive Benefits Product Distribution Officer (since 2/29/2012) MML Distributors, LLC; and Vice President, USIG-Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; and Vice President, USIG-Service and Operations-Client Services, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082-1981

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

JPMorgan Chase Tower

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

1 University Square

Princeton, New Jersey 08540

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, Pennsylvania 19104

(With respect to its services as subadviser)

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as subadviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Federated Clover Investment Advisors

400 Meridian Centre

Suite 200

Rochester, New York 14618

(With respect to its services as subadviser)

Frontier Capital Management Company, LLC

99 Summer Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Harris Associates L.P.

2 North LaSalle Street

Chicago, Illinois 60602

(With respect to its services as subadviser)

Huber Capital Management, LLC

2321 Rosecrans Avenue, Suite 3245

El Segundo, California 90245

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(With respect to its services as subadviser)

NFJ Investment Group LLC

2100 Ross Avenue

Suite 700

Dallas, Texas 75201

(With respect to its services as subadviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

(With respect to its services as subadviser)

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

(With respect to its services as subadviser)

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

(With respect to its services as subadviser)

Timberline Asset Management LLC

805 SW Broadway

Portland, Oregon 97205

(With respect to its services as subadviser)

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202

(With respect to its services as subadviser)

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as subadviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC 2A2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to its services as Sub-Administrator, Transfer Agent, and Custodian)

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to its services as Custodian)

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachussetts 02109

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e) The offshore fund will designate CT Corporation as its agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 73 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 1st day of April, 2013.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 73 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 1st day of April, 2013.

Signature	Title

/s/ ERIC WIETSMA Eric Wietsma	President and Chief Executive Officer

/s/ NICHOLAS H. PALMERINO Nicholas H. Palmerino	Chief Financial Officer and Treasurer

* Richard H. Ayers	Chairman and Trustee

* Allan W. Blair	Trustee

* Nabil N. El-Hage	Trustee

* Maria D. Furman	Trustee

* R. Alan Hunter, Jr.	Trustee

* Robert E. Joyal	Trustee

* F. William Marshall, Jr.	Trustee

* C. Ann Merrifield	Trustee

* Elaine A. Sarsynski	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

H(16)	Expense Limitation Agreement

J(1)	Consent of Deloitte & Touche LLP

P(1)	Code of Ethics for Waddell & Reed Investment Management Company

P(2)	Code of Ethics for MassMutual, MML Distributors, LLC, and MassMutual Select Funds

P(3)	Code of Ethics for Northern Trust Investments, Inc.

P(4)	Code of Ethics for Delaware Management Company

P(5)	Code of Ethics for T. Rowe Price Associates, Inc.

P(6)	Code of Ethics for Harris Associates L.P.

P(7)	Code of Ethics for Federated Clover Investment Advisors

P(9)	Code of Ethics for NFJ Investment Group LLC

P(13)	Code of Ethics for Eagle Asset Management, Inc.

P(14)	Code of Ethics for Massachusetts Financial Services Company

P(15)	Code of Ethics for J.P. Morgan Investment Management Inc.

P(16)	Code of Ethics for The Boston Company Asset Management, LLC

P(19)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC

P(21)	Code of Ethics for Loomis, Sayles & Company, L.P.

P(22)	Code of Ethics for Pacific Investment Management Company LLC

P(23)	Code of Ethics for Frontier Capital Management Company, LLC

P(25)	Code of Ethics for Huber Capital Management, LLC